UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee Guggenheim Funds Trust 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019 - March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBE-SEMI-0320x0920

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ALPHA OPPORTUNITY FUND	10
LARGE CAP VALUE FUND	28
MARKET NEUTRAL REAL ESTATE FUND	37
RISK MANAGED REAL ESTATE FUND	47
SMALL CAP VALUE FUND	60
STYLEPLUS—LARGE CORE FUND	69
STYLEPLUS—MID GROWTH FUND	81
WORLD EQUITY INCOME FUND	93
NOTES TO FINANCIAL STATEMENTS	104
OTHER INFORMATION	119
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	120
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	125

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The six-month period ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this shareholder report, these events have affected performance of many of our funds (the “Fund” or “Funds”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”) (together, “Investment Advisers”), serve as the investment advisers to the Funds. The Investment Advisers are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Funds and is also an affiliate of Guggenheim.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
Security Investors, LLC

April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● See the prospectus for more information on these and additional risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2020

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

March 31, 2020

country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ●Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risk). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the six months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the six months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

FTSE NAREIT Equity REITs Total Return Index (“FNRE”) is one of the FTSE NAREIT US Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the US property and investment markets.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.66%	(7.13%)	$ 1,000.00	$ 928.70	$ 8.00
C-Class	2.51%	(7.59%)	1,000.00	924.10	12.07
P-Class	1.58%	(7.16%)	1,000.00	928.40	7.62
Institutional Class	1.31%	(7.05%)	1,000.00	929.50	6.32
Large Cap Value Fund
A-Class	1.15%	(21.31%)	1,000.00	786.90	5.14
C-Class	1.90%	(21.62%)	1,000.00	783.80	8.47
P-Class	1.15%	(21.31%)	1,000.00	786.90	5.14
Institutional Class	0.90%	(21.24%)	1,000.00	787.60	4.02
Market Neutral Real Estate Fund
A-Class	1.66%	11.55%	1,000.00	1,115.50	8.78
C-Class	2.41%	11.16%	1,000.00	1,111.60	12.72
P-Class	1.66%	11.55%	1,000.00	1,115.50	8.78
Institutional Class	1.41%	11.68%	1,000.00	1,116.80	7.46
Risk Managed Real Estate Fund
A-Class	1.88%	(13.65%)	1,000.00	863.50	8.76
C-Class	2.82%	(13.99%)	1,000.00	860.10	13.11
P-Class	1.78%	(13.69%)	1,000.00	863.10	8.29
Institutional Class	1.63%	(13.53%)	1,000.00	864.70	7.60
Small Cap Value Fund
A-Class	1.31%	(27.80%)	1,000.00	722.00	5.64
C-Class	2.06%	(28.09%)	1,000.00	719.10	8.85
P-Class	1.31%	(27.68%)	1,000.00	723.20	5.64
Institutional Class	1.05%	(27.71%)	1,000.00	722.90	4.52
StylePlus—Large Core Fund
A-Class	1.36%	(14.95%)	1,000.00	850.50	6.29
C-Class	2.34%	(15.40%)	1,000.00	846.00	10.80
P-Class	1.53%	(15.00%)	1,000.00	850.00	7.08
Institutional Class	1.13%	(14.83%)	1,000.00	851.70	5.23
StylePlus—Mid Growth Fund
A-Class	1.48%	(17.89%)	1,000.00	821.10	6.74
C-Class	2.34%	(18.25%)	1,000.00	817.50	10.63
P-Class	1.58%	(17.93%)	1,000.00	820.70	7.19
Institutional Class	1.33%	(17.82%)	1,000.00	821.80	6.06
World Equity Income Fund
A-Class	1.22%	(18.61%)	1,000.00	813.90	5.53
C-Class	1.97%	(18.90%)	1,000.00	811.00	8.92
P-Class	1.22%	(18.63%)	1,000.00	813.70	5.53
Institutional Class	0.97%	(18.51%)	1,000.00	814.90	4.40

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.66%	5.00%	$ 1,000.00	$ 1,016.70	$ 8.37
C-Class	2.51%	5.00%	1,000.00	1,012.45	12.63
P-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
Institutional Class	1.31%	5.00%	1,000.00	1,018.45	6.61
Large Cap Value Fund
A-Class	1.15%	5.00%	1,000.00	1,019.25	5.81
C-Class	1.90%	5.00%	1,000.00	1,015.50	9.57
P-Class	1.15%	5.00%	1,000.00	1,019.25	5.81
Institutional Class	0.90%	5.00%	1,000.00	1,020.50	4.55
Market Neutral Real Estate Fund
A-Class	1.66%	5.00%	1,000.00	1,016.70	8.37
C-Class	2.41%	5.00%	1,000.00	1,012.95	12.13
P-Class	1.66%	5.00%	1,000.00	1,016.70	8.37
Institutional Class	1.41%	5.00%	1,000.00	1,017.95	7.11
Risk Managed Real Estate Fund
A-Class	1.88%	5.00%	1,000.00	1,015.60	9.47
C-Class	2.82%	5.00%	1,000.00	1,010.90	14.18
P-Class	1.78%	5.00%	1,000.00	1,016.10	8.97
Institutional Class	1.63%	5.00%	1,000.00	1,016.85	8.22
Small Cap Value Fund
A-Class	1.31%	5.00%	1,000.00	1,018.45	6.61
C-Class	2.06%	5.00%	1,000.00	1,014.70	10.38
P-Class	1.31%	5.00%	1,000.00	1,018.45	6.61
Institutional Class	1.05%	5.00%	1,000.00	1,019.75	5.30
StylePlus—Large Core Fund
A-Class	1.36%	5.00%	1,000.00	1,018.20	6.86
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78
P-Class	1.53%	5.00%	1,000.00	1,017.35	7.72
Institutional Class	1.13%	5.00%	1,000.00	1,019.35	5.71
StylePlus—Mid Growth Fund
A-Class	1.48%	5.00%	1,000.00	1,017.60	7.47
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78
P-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
Institutional Class	1.33%	5.00%	1,000.00	1,018.35	6.71
World Equity Income Fund
A-Class	1.22%	5.00%	1,000.00	1,018.90	6.16
C-Class	1.97%	5.00%	1,000.00	1,015.15	9.92
P-Class	1.22%	5.00%	1,000.00	1,018.90	6.16
Institutional Class	0.97%	5.00%	1,000.00	1,020.15	4.90

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratio for the Market Neutral Real Estate Fund would be 1.65%, 2.40%, 1.65% and 1.40% and Risk Managed Real Estate Fund would be 1.27%, 2.05%, 1.30% and 0.99% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
McKesson Corp.	1.1%
Omnicom Group, Inc.	1.0%
Verizon Communications, Inc.	1.0%
Kimberly-Clark Corp.	1.0%
Merck & Company, Inc.	0.9%
Amgen, Inc.	0.9%
Johnson & Johnson	0.9%
Pfizer, Inc.	0.9%
Procter & Gamble Co.	0.9%
FedEx Corp.	0.9%
Top Ten Total	9.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(7.13%)	(10.57%)	(1.27%)	6.22%
A-Class Shares with sales charge‡	(11.55%)	(14.81%)	(2.23%)	5.58%
C-Class Shares	(7.59%)	(11.33%)	(2.05%)	5.39%
C-Class Shares with CDSC§	(8.51%)	(12.22%)	(2.05%)	5.39%
Institutional Class Shares	(7.05%)	(10.30%)	(0.84%)	6.63%
Morningstar Long/Short Equity Category Average	(10.52%)	(9.60%)	(0.62%)	2.70%
S&P 500 Index	(12.31%)	(6.98%)	6.73%	10.53%
S&P 500 Index-Blended**	1.04%	2.25%	4.81%	9.52%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.04%	2.25%	1.19%	0.64%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(7.16%)	(10.58%)	(1.68%)
Morningstar Long/Short Equity Category Average		(10.52%)	(9.60%)	(0.76%)
S&P 500 Index		(12.31%)	(6.98%)	6.40%
S&P 500 Index-Blended**		1.04%	2.25%	4.46%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		1.04%	2.25%	1.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index, and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data for the S&P 500 Index from 03/31/10 to 03/12/17, and the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill index from 03/13/17 to 03/31/20.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
ALPHA OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS† - 72.8%

Consumer, Non-cyclical - 24.2%
McKesson Corp.	2,859	$386,708
Kimberly-Clark Corp.	2,673	341,796
Merck & Company, Inc.	4,359	335,381
Amgen, Inc.	1,637	331,869
Johnson & Johnson	2,505	328,481
Pfizer, Inc.	9,821	320,557
Procter & Gamble Co.	2,911	320,210
Molson Coors Beverage Co. — Class B	7,788	303,810
JM Smucker Co.	2,630	291,930
Eli Lilly & Co.	1,973	273,695
Medtronic plc	3,027	272,975
Sysco Corp.	5,464	249,322
Post Holdings, Inc.*	2,969	246,338
Kellogg Co.	4,106	246,319
Gilead Sciences, Inc.	3,281	245,288
General Mills, Inc.	4,268	225,222
Abbott Laboratories	2,748	216,845
Cardinal Health, Inc.	4,481	214,819
CVS Health Corp.	3,444	204,333
Hologic, Inc.*	5,461	191,681
Philip Morris International, Inc.	2,279	166,276
Becton Dickinson and Co.	721	165,664
Coca-Cola Co.	3,711	164,212
TreeHouse Foods, Inc.*	3,523	155,540
Jazz Pharmaceuticals plc*	1,558	155,395
John B Sanfilippo & Son, Inc.	1,725	154,215
United Therapeutics Corp.*	1,605	152,194
Ingredion, Inc.	1,815	137,033
Herbalife Nutrition Ltd.*	4,599	134,107
Edwards Lifesciences Corp.*	704	132,789
STERIS plc	910	127,373
Integer Holdings Corp.*	1,921	120,754
PepsiCo, Inc.	1,003	120,460
Mondelez International, Inc. — Class A	2,164	108,373
Archer-Daniels-Midland Co.	2,990	105,188
BioMarin Pharmaceutical, Inc.*	1,205	101,822
Alexion Pharmaceuticals, Inc.*	1,115	100,116
Innoviva, Inc.*	8,441	99,266
Halozyme Therapeutics, Inc.*	5,229	94,070
Macquarie Infrastructure Corp.	3,638	91,859
Conagra Brands, Inc.	3,021	88,636
Cal-Maine Foods, Inc.	1,972	86,729
Illumina, Inc.*	273	74,562
Baxter International, Inc.	881	71,528
Thermo Fisher Scientific, Inc.	239	67,780
Laboratory Corporation of America Holdings*	530	66,987
Total Consumer, Non-cyclical		8,590,507

Industrial - 16.6%
FedEx Corp.	2,611	316,610
Honeywell International, Inc.	2,015	269,587
CH Robinson Worldwide, Inc.	4,044	267,713
Crane Co.	4,833	237,687
Landstar System, Inc.	2,390	229,105
Norfolk Southern Corp.	1,558	227,468
Lincoln Electric Holdings, Inc.	3,258	224,802
Caterpillar, Inc.	1,894	219,780
Eaton Corporation plc	2,807	218,076
Werner Enterprises, Inc.	6,003	217,669
CSX Corp.	3,390	194,247
Gentex Corp.	8,193	181,557
Mettler-Toledo International, Inc.*	256	176,770
Regal Beloit Corp.	2,784	175,253
Kansas City Southern	1,319	167,751
Waters Corp.*	915	166,576
Emerson Electric Co.	3,253	155,005
Illinois Tool Works, Inc.	1,068	151,784
Masco Corp.	4,238	146,508
Rockwell Automation, Inc.	946	142,761
Union Pacific Corp.	1,000	141,040
Echo Global Logistics, Inc.*	7,336	125,299
Heartland Express, Inc.	6,530	121,262
Marten Transport Ltd.	5,902	121,109
J.B. Hunt Transport Services, Inc.	1,288	118,792
Kennametal, Inc.	5,535	103,062
Garmin Ltd.	1,326	99,397
Schneider National, Inc. — Class B	5,089	98,421
Textron, Inc.	3,611	96,305
Old Dominion Freight Line, Inc.	693	90,963
Albany International Corp. — Class A	1,810	85,667
AGCO Corp.	1,795	84,814
Westrock Co.	2,986	84,384
Knight-Swift Transportation Holdings, Inc.	2,522	82,722
Oshkosh Corp.	1,258	80,927
Arconic, Inc.	4,775	76,687
Terex Corp.	4,939	70,924
MasTec, Inc.*	1,910	62,514
Vishay Intertechnology, Inc.	4,171	60,104
Total Industrial		5,891,102

Consumer, Cyclical - 8.7%
Southwest Airlines Co.	5,287	188,270
Starbucks Corp.	2,649	174,145
Toll Brothers, Inc.	8,509	163,798
Allison Transmission Holdings, Inc.	4,923	160,539
DR Horton, Inc.	4,418	150,212
Cummins, Inc.	1,099	148,717
General Motors Co.	7,072	146,956
Home Depot, Inc.	741	138,352
Gentherm, Inc.*	4,370	137,218
Whirlpool Corp.	1,583	135,821
Autoliv, Inc.	2,900	133,429
Brunswick Corp.	3,764	133,133
Lear Corp.	1,596	129,675
MSC Industrial Direct Company, Inc. — Class A	1,778	97,737
PulteGroup, Inc.	3,948	88,119
Wyndham Destinations, Inc.	3,880	84,196
Aptiv plc	1,668	82,133
BorgWarner, Inc.	3,360	81,883

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ALPHA OPPORTUNITY FUND

	Shares	Value
Extended Stay America, Inc.	10,759	$78,648
Lowe’s Companies, Inc.	894	76,929
Lennar Corp. — Class A	2,009	76,744
Carnival Corp.	5,491	72,316
Polaris, Inc.	1,331	64,088
VF Corp.	1,126	60,894
Mohawk Industries, Inc.*	704	53,673
SkyWest, Inc.	1,801	47,168
Allegiant Travel Co. — Class A	557	45,562
Hilton Worldwide Holdings, Inc.	648	44,220
JetBlue Airways Corp.*	3,605	32,265
Las Vegas Sands Corp.	698	29,644
Delta Air Lines, Inc.	1,009	28,787
Total Consumer, Cyclical		3,085,271

Utilities - 8.6%
Public Service Enterprise Group, Inc.	6,177	277,409
FirstEnergy Corp.	6,893	276,203
NRG Energy, Inc.	9,685	264,013
PPL Corp.	10,132	250,058
Exelon Corp.	6,593	242,688
AES Corp.	17,743	241,305
National Fuel Gas Co.	5,797	216,170
Southern Co.	3,680	199,235
Vistra Energy Corp.	12,339	196,930
Portland General Electric Co.	3,713	178,001
Pinnacle West Capital Corp.	1,984	150,367
ALLETE, Inc.	2,369	143,751
Evergy, Inc.	2,493	137,240
OGE Energy Corp.	3,121	95,908
Entergy Corp.	873	82,036
NiSource, Inc.	2,832	70,715
Avista Corp.	1,083	46,017
Total Utilities		3,068,046

Communications - 8.0%
Omnicom Group, Inc.	6,716	368,708
Verizon Communications, Inc.	6,614	355,370
Facebook, Inc. — Class A*	1,553	259,040
AT&T, Inc.	8,652	252,206
Alphabet, Inc. — Class C*	202	234,888
Discovery, Inc. — Class A*	7,809	151,807
News Corp. — Class A	16,605	149,030
AMC Networks, Inc. — Class A*	5,524	134,288
Booking Holdings, Inc.*	99	133,187
GCI Liberty, Inc. — Class A*	2,311	131,658
Charter Communications, Inc. — Class A*	293	127,839
Altice USA, Inc. — Class A*	5,171	115,262
eBay, Inc.	3,833	115,220
Yelp, Inc. — Class A*	5,708	102,915
Cisco Systems, Inc.	1,910	75,082
Scholastic Corp.	2,701	68,848
Comcast Corp. — Class A	1,984	68,210
Total Communications		2,843,558

Financial - 3.0%
Lexington Realty Trust REIT	27,939	277,434
Weingarten Realty Investors REIT	10,058	145,137
Sunstone Hotel Investors, Inc. REIT	14,233	123,970
Brixmor Property Group, Inc. REIT	10,554	100,263
Summit Hotel Properties, Inc. REIT	22,900	96,638
Kennedy-Wilson Holdings, Inc.	6,772	90,880
Travelers Companies, Inc.	883	87,726
Berkshire Hathaway, Inc. — Class B*	387	70,755
Northern Trust Corp.	831	62,707
Total Financial		1,055,510

Energy - 2.3%
Exxon Mobil Corp.	4,849	184,117
Chevron Corp.	1,941	140,645
Kinder Morgan, Inc.	7,151	99,542
HollyFrontier Corp.	3,528	86,471
Valero Energy Corp.	1,900	86,184
Delek US Holdings, Inc.	4,502	70,951
CVR Energy, Inc.	3,864	63,872
Phillips 66	904	48,500
Devon Energy Corp.	5,729	39,587
Total Energy		819,869

Technology - 1.0%
Activision Blizzard, Inc.	3,680	218,887
Oracle Corp.	1,663	80,373
Teradata Corp.*	3,370	69,051
Total Technology		368,311

Basic Materials - 0.4%
International Paper Co.	2,379	74,058
Domtar Corp.	2,790	60,376
Total Basic Materials		134,434

Total Common Stocks
(Cost $33,258,852)		25,856,608

MONEY MARKET FUND† - 17.0%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.52%[1]	6,060,134	6,060,134
Total Money Market Fund
(Cost $6,060,134)		6,060,134

Total Investments - 89.8%
(Cost $39,318,986)		$31,916,742
Other Assets & Liabilities, net - 10.2%		3,644,619
Total Net Assets - 100.0%		$35,561,361

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.50% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	$3,390,941	$(849,592)
Goldman Sachs International	GS Equity Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	3,390,935	(865,147)
					$6,781,876	$(1,714,739)
OTC Custom Basket Swap Agreements Sold Short ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.20)% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	$10,631,674	$1,527,871
Goldman Sachs International	GS Equity Custom Basket	(0.11)% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	10,631,646	1,639,054
					$21,263,320	$3,166,925

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Utilities
FirstEnergy Corp.	989	1.18%	$1,527
Portland General Electric Co.	371	0.53%	60
Southern Co.	528	0.85%	(66)
Avista Corp.	155	0.20%	(500)
NiSource, Inc.	406	0.30%	(609)
Entergy Corp.	125	0.35%	(2,965)
OGE Energy Corp.	447	0.41%	(5,786)
AES Corp.	2,546	1.02%	(6,037)
ALLETE, Inc.	340	0.61%	(6,826)
Exelon Corp.	946	1.03%	(7,371)
PPL Corp.	1,453	1.06%	(9,281)
National Fuel Gas Co.	831	0.91%	(9,876)
Public Service Enterprise Group, Inc.	886	1.17%	(11,895)
NRG Energy, Inc.	1,389	1.12%	(14,155)
Vistra Energy Corp.	1,770	0.83%	(17,317)
Total Utilities			(91,097)

Communications
Alphabet, Inc. — Class C	59	2.02%	(476)
Verizon Communications, Inc.	949	1.50%	(1,247)
Cisco Systems, Inc.	274	0.32%	(2,178)
Facebook, Inc. — Class A	108	0.53%	(2,528)
eBay, Inc.	550	0.49%	(2,758)
Charter Communications, Inc. — Class A	42	0.54%	(3,005)
Comcast Corp. — Class A	284	0.29%	(3,108)
Scholastic Corp.	387	0.29%	(4,567)
Altice USA, Inc. — Class A	742	0.49%	(4,900)
GCI Liberty, Inc. — Class A	331	0.56%	(5,554)
News Corp. — Class A	2,382	0.63%	(8,282)
Booking Holdings, Inc.	14	0.56%	(8,495)
Discovery, Inc. — Class A	1,120	0.64%	(9,435)
AT&T, Inc.	1,241	1.07%	(9,814)
AMC Networks, Inc. — Class A	792	0.57%	(12,241)
Yelp, Inc. — Class A	819	0.44%	(13,448)
Omnicom Group, Inc.	1,007	1.63%	(17,143)
Total Communications			(109,179)

Consumer, Non-cyclical
McKesson Corp.	410	1.64%	8,017
Cardinal Health, Inc.	643	0.91%	3,373
CVS Health Corp.	494	0.86%	3,092
Eli Lilly & Co.	79	0.32%	2,539
United Therapeutics Corp.	230	0.64%	1,575
General Mills, Inc.	609	0.95%	1,456
Kellogg Co.	513	0.91%	1,196
Amgen, Inc.	234	1.40%	887
Baxter International, Inc.	220	0.53%	565
John B Sanfilippo & Son, Inc.	247	0.65%	45
Merck & Company, Inc.	625	1.42%	(196)
Thermo Fisher Scientific, Inc.	59	0.49%	(546)
Johnson & Johnson	359	1.39%	(706)
STERIS plc	130	0.54%	(822)
BioMarin Pharmaceutical, Inc.	172	0.43%	(904)
Philip Morris International, Inc.	327	0.70%	(918)
Halozyme Therapeutics, Inc.	750	0.40%	(951)
Medtronic plc	434	1.15%	(1,023)
Abbott Laboratories	394	0.92%	(1,113)

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
TreeHouse Foods, Inc.	505	0.66%	$(1,214)
Becton Dickinson and Co.	103	0.70%	(1,269)
Conagra Brands, Inc.	433	0.37%	(1,306)
Mondelez International, Inc. — Class A	310	0.46%	(1,323)
Innoviva, Inc.	1,211	0.42%	(1,369)
PepsiCo, Inc.	144	0.51%	(1,411)
Alexion Pharmaceuticals, Inc.	160	0.42%	(2,008)
Illumina, Inc.	39	0.31%	(2,389)
Ingredion, Inc.	260	0.58%	(3,126)
Archer-Daniels-Midland Co.	429	0.45%	(3,221)
Edwards Lifesciences Corp.	101	0.56%	(4,578)
Integer Holdings Corp.	275	0.51%	(4,645)
Procter & Gamble Co.	417	1.35%	(4,657)
Sysco Corp.	1,089	1.47%	(5,299)
Coca-Cola Co.	532	0.69%	(5,847)
Pfizer, Inc.	1,409	1.36%	(6,125)
Jazz Pharmaceuticals plc	223	0.66%	(6,472)
Herbalife Nutrition Ltd.	659	0.57%	(6,809)
Macquarie Infrastructure Corp.	522	0.39%	(6,970)
Hologic, Inc.	783	0.81%	(7,636)
Post Holdings, Inc.	426	1.04%	(8,923)
Molson Coors Beverage Co. — Class B	1,117	1.29%	(15,564)
Total Consumer, Non-cyclical			(86,595)

Financial
Lexington Realty Trust	4,009	1.17%	(1,659)
Sunstone Hotel Investors, Inc.	2,372	0.61%	(3,144)
Northern Trust Corp.	119	0.26%	(3,876)
Travelers Companies, Inc.	126	0.37%	(4,428)
Kennedy-Wilson Holdings, Inc.	971	0.38%	(8,840)
Summit Hotel Properties, Inc.	5,725	0.71%	(9,544)
Brixmor Property Group, Inc.	1,514	0.42%	(15,792)
Weingarten Realty Investors	1,443	0.61%	(20,571)
Total Financial			(67,854)

Industrial
Old Dominion Freight Line, Inc.	99	0.38%	3,546
Marten Transport Ltd.	847	0.51%	3,130
Werner Enterprises, Inc.	861	0.92%	2,637
Westrock Co.	1,343	1.12%	1,978
Mettler-Toledo International, Inc.	36	0.73%	714
Knight-Swift Transportation Holdings, Inc.	361	0.35%	513
Heartland Express, Inc.	937	0.51%	(503)
Caterpillar, Inc.	271	0.93%	(1,061)
Schneider National, Inc. — Class B	1,014	0.58%	(1,291)
Oshkosh Corp.	180	0.34%	(1,438)
Garmin Ltd.	190	0.42%	(1,541)
Union Pacific Corp.	143	0.59%	(1,573)
Vishay Intertechnology, Inc.	598	0.25%	(2,225)
Regal Beloit Corp.	399	0.74%	(2,621)
Landstar System, Inc.	343	0.97%	(2,953)
Echo Global Logistics, Inc.	1,052	0.53%	(4,034)
J.B. Hunt Transport Services, Inc.	184	0.50%	(4,399)
CSX Corp.	486	0.82%	(4,919)
Gentex Corp.	1,175	0.77%	(5,028)
Illinois Tool Works, Inc.	153	0.64%	(5,702)
Waters Corp.	131	0.70%	(5,789)
Norfolk Southern Corp.	223	0.96%	(5,840)
Lincoln Electric Holdings, Inc.	467	0.95%	(6,379)
CH Robinson Worldwide, Inc.	580	1.13%	(6,657)
Eaton Corporation plc	402	0.92%	(7,081)
AGCO Corp.	257	0.36%	(7,362)
Rockwell Automation, Inc.	135	0.60%	(7,592)
Albany International Corp. — Class A	259	0.36%	(7,601)
Masco Corp.	608	0.62%	(7,818)
MasTec, Inc.	274	0.26%	(8,159)
FedEx Corp.	288	1.03%	(9,245)
Arconic, Inc.	685	0.32%	(9,432)
Textron, Inc.	518	0.41%	(9,550)
Honeywell International, Inc.	289	1.14%	(9,563)
Terex Corp.	708	0.30%	(10,245)
Kennametal, Inc.	794	0.44%	(12,053)
Crane Co.	693	1.01%	(12,714)
Emerson Electric Co.	466	0.65%	(13,961)
Total Industrial			(183,811)

Consumer, Cyclical
Home Depot, Inc.	106	0.58%	(4,050)
Lowe’s Companies, Inc.	128	0.32%	(4,637)
MSC Industrial Direct Company, Inc. — Class A	255	0.41%	(5,074)
Starbucks Corp.	225	0.44%	(5,179)
Gentherm, Inc.	627	0.58%	(5,297)
Mohawk Industries, Inc.	101	0.23%	(5,497)
Lennar Corp. — Class A	288	0.32%	(5,775)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Cummins, Inc.	157	0.63%	$(5,785)
VF Corp.	161	0.26%	(6,705)
DR Horton, Inc.	410	0.41%	(7,056)
PulteGroup, Inc.	566	0.37%	(7,833)
Allison Transmission Holdings, Inc.	706	0.68%	(8,641)
Polaris, Inc.	191	0.27%	(9,843)
Toll Brothers, Inc.	605	0.34%	(9,979)
Extended Stay America, Inc.	1,543	0.33%	(11,104)
Autoliv, Inc.	416	0.56%	(12,098)
Brunswick Corp.	540	0.56%	(12,339)
General Motors Co.	1,014	0.62%	(14,332)
Whirlpool Corp.	227	0.57%	(14,612)
Wyndham Destinations, Inc.	556	0.36%	(16,051)
Carnival Corp.	788	0.31%	(22,546)
Total Consumer, Cyclical			(194,433)

Energy
Kinder Morgan, Inc.	1,026	0.42%	(4,569)
Phillips 66	129	0.20%	(5,627)
Valero Energy Corp.	272	0.36%	(10,607)
Delek US Holdings, Inc.	646	0.30%	(11,035)
Devon Energy Corp.	822	0.17%	(12,366)
HollyFrontier Corp.	506	0.37%	(12,503)
Chevron Corp.	278	0.59%	(13,670)
CVR Energy, Inc.	554	0.27%	(14,761)
Exxon Mobil Corp.	695	0.78%	(21,122)
Total Energy			(106,260)

Basic Materials
International Paper Co.	341	0.31%	(4,423)
Domtar Corp.	400	0.26%	(5,390)
Total Basic Materials			(9,813)

Technology
Activision Blizzard, Inc.	528	0.93%	3,686
Oracle Corp.	238	0.34%	(1,066)
Teradata Corp.	483	0.29%	(3,170)
Total Technology			(550)
Total MS Equity Long Custom Basket			$(849,592)

MS EQUITY SHORT CUSTOM BASKET
Utilities
Dominion Energy, Inc.	2,811	(1.90)%	$25,090
American States Water Co.	1,394	(1.07)%	14,282
WEC Energy Group, Inc.	1,201	(1.00)%	11,931
American Water Works Company, Inc.	1,182	(1.33)%	11,561
Eversource Energy	916	(0.67)%	10,458
Sempra Energy	262	(0.28)%	8,874
MGE Energy, Inc.	757	(0.47)%	8,152
California Water Service Group	1,943	(0.92)%	5,236
Alliant Energy Corp.	713	(0.32)%	3,471
Atmos Energy Corp.	523	(0.49)%	2,238
NextEra Energy, Inc.	424	(0.96)%	(673)
Total Utilities			100,620

Technology
Autodesk, Inc.	689	(1.01)%	22,852
Broadcom, Inc.	340	(0.76)%	19,676
Twilio, Inc. — Class A	787	(0.66)%	17,991
Paychex, Inc.	635	(0.38)%	14,416
Workday, Inc. — Class A	167	(0.20)%	14,191
salesforce.com, Inc.	1,082	(1.47)%	13,908
HubSpot, Inc.	448	(0.56)%	12,716
ServiceNow, Inc.	235	(0.63)%	8,444
Elastic N.V.	739	(0.39)%	7,364
Leidos Holdings, Inc.	716	(0.62)%	6,864
Alteryx, Inc. — Class A	553	(0.50)%	6,520
CACI International, Inc. — Class A	500	(0.99)%	6,294
Workiva, Inc.	1,234	(0.38)%	5,642
Coupa Software, Inc.	275	(0.36)%	5,160
EPAM Systems, Inc.	510	(0.89)%	4,844
MongoDB, Inc.	307	(0.39)%	4,435
Tyler Technologies, Inc.	136	(0.38)%	3,533
Fair Isaac Corp.	76	(0.22)%	3,246
Smartsheet, Inc. — Class A	1,164	(0.45)%	2,584
Black Knight, Inc.	1,842	(1.01)%	1,812
Paycom Software, Inc.	106	(0.20)%	1,782
Veeva Systems, Inc. — Class A	164	(0.24)%	65
ANSYS, Inc.	113	(0.25)%	(666)
Appfolio, Inc. — Class A	197	(0.21)%	(1,994)
Monolithic Power Systems, Inc.	167	(0.26)%	(5,352)
Splunk, Inc.	601	(0.71)%	(5,384)
Five9, Inc.	605	(0.44)%	(11,164)
RingCentral, Inc. — Class A	160	(0.32)%	(14,042)
Total Technology			145,737

Financial
Realty Income Corp.	2,888	(1.35)%	68,491
People’s United Financial, Inc.	11,677	(1.21)%	65,347
Cousins Properties, Inc.	4,827	(1.33)%	53,527
Essential Properties Realty Trust, Inc.	3,713	(0.46)%	49,777
WP Carey, Inc.	1,374	(0.75)%	45,787
First Republic Bank	1,777	(1.38)%	43,956
BOK Financial Corp.	1,123	(0.45)%	42,297
Cadence BanCorp	3,590	(0.22)%	40,986
UDR, Inc.	3,262	(1.12)%	36,504

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Western Alliance Bancorporation	1,139	(0.33)%	$30,808
Ameris Bancorp	1,621	(0.36)%	30,526
Atlantic Union Bankshares Corp.	1,844	(0.38)%	26,585
Old National Bancorp	7,248	(0.90)%	25,930
First Midwest Bancorp, Inc.	2,678	(0.33)%	25,495
Global Net Lease, Inc.	3,477	(0.44)%	25,006
Alexandria Real Estate Equities, Inc.	1,270	(1.64)%	21,890
Americold Realty Trust	5,815	(1.86)%	21,118
CareTrust REIT, Inc.	3,729	(0.52)%	20,413
Glacier Bancorp, Inc.	2,079	(0.66)%	17,040
Northwest Bancshares, Inc.	3,146	(0.34)%	16,804
Valley National Bancorp	5,454	(0.38)%	16,353
Washington Real Estate Investment Trust	4,133	(0.93)%	14,806
CME Group, Inc. — Class A	418	(0.68)%	13,662
CenterState Bank Corp.	1,980	(0.32)%	13,415
Agree Realty Corp.	2,543	(1.48)%	11,826
UMB Financial Corp.	720	(0.31)%	11,459
Arthur J Gallagher & Co.	2,259	(1.73)%	11,294
Medical Properties Trust, Inc.	2,387	(0.39)%	9,178
Healthcare Realty Trust, Inc.	1,957	(0.51)%	8,076
Brown & Brown, Inc.	4,756	(1.62)%	7,730
EastGroup Properties, Inc.	990	(0.97)%	7,691
National Storage Affiliates Trust	1,879	(0.52)%	7,579
Columbia Financial, Inc.	4,004	(0.54)%	3,007
American Tower Corp. — Class A	357	(0.73)%	1,907
Progressive Corp.	970	(0.67)%	(152)
Sun Communities, Inc.	1,214	(1.43)%	(8,097)
QTS Realty Trust, Inc. — Class A	2,475	(1.35)%	(11,764)
Crown Castle International Corp.	970	(1.32)%	(17,052)
RLI Corp.	2,204	(1.82)%	(23,066)
Easterly Government Properties, Inc.	10,934	(2.53)%	(24,994)
Rexford Industrial Realty, Inc.	5,566	(2.15)%	(26,010)
Equinix, Inc.	177	(1.04)%	(30,279)
Terreno Realty Corp.	4,047	(1.97)%	(44,885)
SBA Communications Corp.	778	(1.98)%	(49,173)
Total Financial			610,798

Industrial
TransDigm Group, Inc.	602	(1.81)%	77,380
Waste Management, Inc.	1,781	(1.55)%	42,386
HEICO Corp.	479	(0.34)%	29,659
Materion Corp.	1,162	(0.38)%	28,940
Tetra Tech, Inc.	1,272	(0.84)%	21,406
Roper Technologies, Inc.	292	(0.86)%	18,111
Casella Waste Systems, Inc. — Class A	2,204	(0.81)%	18,086
Sonoco Products Co.	1,462	(0.64)%	13,823
Republic Services, Inc. — Class A	763	(0.54)%	12,175
Ball Corp.	2,136	(1.30)%	10,713
Exponent, Inc.	1,852	(1.25)%	2,637
Total Industrial			275,316

Basic Materials
Kaiser Aluminum Corp.	997	(0.65)%	36,277
PPG Industries, Inc.	1,089	(0.86)%	32,277
Compass Minerals International, Inc.	1,804	(0.65)%	29,667
RPM International, Inc.	2,601	(1.46)%	29,060
Linde plc	726	(1.18)%	22,274
Sherwin-Williams Co.	188	(0.81)%	18,834
Southern Copper Corp.	1,234	(0.33)%	17,331
Newmont Corp.	4,377	(1.86)%	4,494
Balchem Corp.	1,937	(1.80)%	(11,989)
Total Basic Materials			178,225

Consumer, Cyclical
Copart, Inc.	2,434	(1.57)%	64,685

Consumer, Non-cyclical
Equifax, Inc.	1,414	(1.59)%	40,221
Gartner, Inc.	530	(0.50)%	31,122
PayPal Holdings, Inc.	1,435	(1.29)%	15,771
Verisk Analytics, Inc. — Class A	629	(0.82)%	8,786
CoStar Group, Inc.	190	(1.05)%	8,287
Rollins, Inc.	3,960	(1.35)%	3,907
ResMed, Inc.	164	(0.23)%	(2,886)
Avalara, Inc.	1,134	(0.80)%	(3,888)
MarketAxess Holdings, Inc.	177	(0.55)%	(11,166)
Total Consumer, Non-cyclical			90,154

Communications
8x8, Inc.	4,461	(0.58)%	28,929
Q2 Holdings, Inc.	1,126	(0.63)%	18,473
Proofpoint, Inc.	798	(0.77)%	12,310
Trade Desk, Inc. — Class A	86	(0.16)%	2,877
Okta, Inc.	437	(0.50)%	(253)
Total Communications			62,336
Total MS Equity Short Custom Basket			$1,527,871

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Industrial
Werner Enterprises, Inc.	861	0.93%	$5,837
Old Dominion Freight Line, Inc.	99	0.39%	3,705
Marten Transport Ltd.	847	0.52%	2,228
Westrock Co.	1,343	1.13%	2,025
Schneider National, Inc. — Class B	1,014	0.59%	1,399
Knight-Swift Transportation Holdings, Inc.	361	0.35%	628
Mettler-Toledo International, Inc.	36	0.73%	560
Heartland Express, Inc.	937	0.51%	(150)
Vishay Intertechnology, Inc.	598	0.25%	(861)
Caterpillar, Inc.	271	0.93%	(1,427)
Garmin Ltd.	190	0.42%	(1,623)
Union Pacific Corp.	143	0.59%	(1,757)
Landstar System, Inc.	343	0.97%	(1,986)
Oshkosh Corp.	180	0.34%	(2,227)
Regal Beloit Corp.	399	0.74%	(2,806)
Waters Corp.	131	0.70%	(3,385)
Echo Global Logistics, Inc.	1,052	0.53%	(3,503)
J.B. Hunt Transport Services, Inc.	184	0.50%	(4,443)
Gentex Corp.	1,175	0.77%	(4,981)
Illinois Tool Works, Inc.	153	0.64%	(5,722)
Norfolk Southern Corp.	223	0.96%	(6,548)
Lincoln Electric Holdings, Inc.	467	0.95%	(6,549)
CH Robinson Worldwide, Inc.	580	1.13%	(6,687)
Eaton Corporation plc	402	0.92%	(7,032)
AGCO Corp.	257	0.36%	(7,351)
CSX Corp.	486	0.82%	(7,499)
Rockwell Automation, Inc.	135	0.60%	(7,588)
Albany International Corp. — Class A	259	0.36%	(7,614)
Masco Corp.	608	0.62%	(7,814)
MasTec, Inc.	274	0.26%	(8,136)
FedEx Corp.	288	1.03%	(9,237)
Arconic, Inc.	685	0.32%	(9,425)
Textron, Inc.	518	0.41%	(9,598)
Honeywell International, Inc.	289	1.14%	(9,718)
Terex Corp.	708	0.30%	(10,255)
Kennametal, Inc.	794	0.44%	(11,124)
Crane Co.	693	1.01%	(12,727)
Emerson Electric Co.	466	0.65%	(14,011)
Total Industrial			(177,402)

Communications
Alphabet, Inc. — Class C	59	2.02%	(501)
Cisco Systems, Inc.	274	0.32%	(2,187)
Facebook, Inc. — Class A	108	0.53%	(2,565)
eBay, Inc.	550	0.49%	(2,769)
Scholastic Corp.	387	0.29%	(2,918)
Verizon Communications, Inc.	949	1.50%	(2,942)
Charter Communications, Inc. — Class A	42	0.54%	(2,982)
Comcast Corp. — Class A	284	0.29%	(3,138)
Altice USA, Inc. — Class A	742	0.49%	(4,857)
GCI Liberty, Inc. — Class A	331	0.56%	(5,563)
News Corp. — Class A	2,382	0.63%	(7,405)
Booking Holdings, Inc.	14	0.56%	(8,438)
AT&T, Inc.	1,241	1.07%	(9,908)
Discovery, Inc. — Class A	1,120	0.64%	(10,693)
AMC Networks, Inc. — Class A	792	0.57%	(12,282)
Yelp, Inc. — Class A	819	0.44%	(13,309)
Omnicom Group, Inc.	1,007	1.63%	(18,786)
Total Communications			(111,243)

Consumer, Cyclical
Home Depot, Inc.	106	0.58%	(4,091)
Lowe’s Companies, Inc.	128	0.32%	(4,617)
MSC Industrial Direct Company, Inc. — Class A	255	0.41%	(5,113)
Starbucks Corp.	225	0.44%	(5,194)
Gentherm, Inc.	627	0.58%	(5,348)
Mohawk Industries, Inc.	101	0.23%	(5,475)
Lennar Corp. — Class A	288	0.32%	(5,788)
Cummins, Inc.	157	0.63%	(5,952)
VF Corp.	161	0.26%	(6,728)
DR Horton, Inc.	410	0.41%	(7,171)
PulteGroup, Inc.	566	0.37%	(7,851)
Allison Transmission Holdings, Inc.	706	0.68%	(8,006)
Polaris, Inc.	191	0.27%	(9,835)
Toll Brothers, Inc.	605	0.34%	(10,459)
Extended Stay America, Inc.	1,543	0.33%	(11,090)
Autoliv, Inc.	416	0.56%	(12,240)
Brunswick Corp.	540	0.56%	(12,324)
General Motors Co.	1,014	0.62%	(14,456)
Whirlpool Corp.	227	0.57%	(14,650)
Wyndham Destinations, Inc.	556	0.36%	(16,047)
Carnival Corp.	788	0.31%	(22,606)
Total Consumer, Cyclical			(195,041)

Energy
Phillips 66	129	0.20%	(4,007)

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Kinder Morgan, Inc.	1,026	0.42%	$(6,906)
HollyFrontier Corp.	506	0.37%	(8,101)
Valero Energy Corp.	272	0.36%	(8,432)
Delek US Holdings, Inc.	646	0.30%	(12,154)
Devon Energy Corp.	822	0.17%	(12,241)
Chevron Corp.	278	0.59%	(13,541)
CVR Energy, Inc.	554	0.27%	(14,808)
Exxon Mobil Corp.	695	0.78%	(21,179)
Total Energy			(101,369)

Consumer, Non-cyclical
Cardinal Health, Inc.	643	0.91%	3,410
CVS Health Corp.	494	0.86%	2,648
Eli Lilly & Co.	79	0.32%	2,499
Amgen, Inc.	234	1.40%	2,306
United Therapeutics Corp.	230	0.64%	1,455
McKesson Corp.	410	1.64%	1,091
Kellogg Co.	513	0.91%	955
Baxter International, Inc.	220	0.53%	779
General Mills, Inc.	610	0.95%	244
John B Sanfilippo & Son, Inc.	247	0.65%	50
Thermo Fisher Scientific, Inc.	59	0.49%	(529)
Becton Dickinson and Co.	103	0.70%	(747)
STERIS plc	130	0.54%	(854)
BioMarin Pharmaceutical, Inc.	172	0.43%	(869)
Halozyme Therapeutics, Inc.	750	0.40%	(944)
Johnson & Johnson	359	1.39%	(967)
Abbott Laboratories	394	0.92%	(1,155)
TreeHouse Foods, Inc.	505	0.66%	(1,224)
Ingredion, Inc.	260	0.58%	(1,230)
Conagra Brands, Inc.	433	0.37%	(1,248)
Mondelez International, Inc. — Class A	310	0.46%	(1,330)
Innoviva, Inc.	1,211	0.42%	(1,598)
Philip Morris International, Inc.	327	0.70%	(1,694)
PepsiCo, Inc.	144	0.51%	(1,886)
Alexion Pharmaceuticals, Inc.	160	0.42%	(2,020)
Illumina, Inc.	39	0.31%	(2,412)
Archer-Daniels-Midland Co.	429	0.45%	(3,257)
Integer Holdings Corp.	275	0.51%	(3,681)
Merck & Company, Inc.	625	1.42%	(3,775)
Medtronic plc	434	1.15%	(3,794)
Edwards Lifesciences Corp.	101	0.56%	(4,562)
Procter & Gamble Co.	417	1.35%	(4,592)
Coca-Cola Co.	532	0.69%	(5,905)
Jazz Pharmaceuticals plc	223	0.66%	(6,385)
Macquarie Infrastructure Corp.	522	0.39%	(7,110)
Pfizer, Inc.	1,409	1.36%	(7,201)
Post Holdings, Inc.	426	1.04%	(8,852)
Herbalife Nutrition Ltd.	659	0.57%	(9,388)
Sysco Corp.	1,088	1.46%	(9,545)
Hologic, Inc.	783	0.81%	(9,785)
Molson Coors Beverage Co. — Class B	1,117	1.29%	(15,549)
Total Consumer, Non-cyclical			(108,651)

Utilities
Southern Co.	528	0.84%	(337)
NiSource, Inc.	406	0.30%	(575)
Avista Corp.	155	0.19%	(602)
Portland General Electric Co.	371	0.52%	(2,293)
FirstEnergy Corp.	989	1.17%	(2,651)
Entergy Corp.	125	0.35%	(2,949)
OGE Energy Corp.	447	0.41%	(5,772)
AES Corp.	2,546	1.02%	(5,781)
ALLETE, Inc.	340	0.61%	(6,844)
Exelon Corp.	946	1.03%	(7,283)
National Fuel Gas Co.	831	0.91%	(8,478)
PPL Corp.	1,453	1.06%	(8,589)
Public Service Enterprise Group, Inc.	886	1.17%	(11,918)
Vistra Energy Corp.	1,770	0.83%	(13,396)
NRG Energy, Inc.	1,389	1.12%	(14,282)
Total Utilities			(91,750)

Financial
Lexington Realty Trust	4,009	1.17%	(1,746)
Sunstone Hotel Investors, Inc.	2,372	0.61%	(3,673)
Northern Trust Corp.	119	0.26%	(3,888)
Travelers Companies, Inc.	126	0.37%	(4,422)
Kennedy-Wilson Holdings, Inc.	971	0.38%	(8,830)
Summit Hotel Properties, Inc.	5,722	0.71%	(10,097)
Brixmor Property Group, Inc.	1,514	0.42%	(15,872)
Weingarten Realty Investors	1,443	0.61%	(20,575)
Total Financial			(69,103)

Technology
Activision Blizzard, Inc.	528	0.93%	3,593
Oracle Corp.	238	0.34%	(1,299)
Teradata Corp.	483	0.29%	(3,078)
Total Technology			(784)

Basic Materials
International Paper Co.	341	0.31%	(4,417)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Domtar Corp.	400	0.26%	$(5,387)
Total Basic Materials			(9,804)
Total GS Equity Long Custom Basket			$(865,147)

GS EQUITY SHORT CUSTOM BASKET
Financial
Realty Income Corp.	2,888	(1.34)%	$64,605
People’s United Financial, Inc.	11,677	(1.21)%	61,435
Cousins Properties, Inc.	4,827	(1.33)%	53,442
Essential Properties Realty Trust, Inc.	3,713	(0.46)%	49,652
WP Carey, Inc.	1,374	(0.75)%	45,091
First Republic Bank	1,777	(1.38)%	42,340
Cadence BanCorp	3,590	(0.22)%	40,958
BOK Financial Corp.	1,123	(0.45)%	39,939
UDR, Inc.	3,262	(1.12)%	36,513
Western Alliance Bancorporation	1,139	(0.33)%	30,801
Ameris Bancorp	1,621	(0.36)%	30,618
Old National Bancorp	7,248	(0.90)%	27,111
Atlantic Union Bankshares Corp.	1,844	(0.38)%	26,907
First Midwest Bancorp, Inc.	2,678	(0.33)%	25,501
Global Net Lease, Inc.	3,477	(0.44)%	24,952
Alexandria Real Estate Equities, Inc.	1,270	(1.64)%	22,153
CareTrust REIT, Inc.	3,729	(0.52)%	20,254
Valley National Bancorp	5,454	(0.38)%	17,091
Northwest Bancshares, Inc.	3,146	(0.34)%	16,745
Washington Real Estate Investment Trust	4,133	(0.93)%	14,939
Glacier Bancorp, Inc.	2,079	(0.66)%	13,995
CME Group, Inc. — Class A	418	(0.68)%	13,785
CenterState Bank Corp.	1,980	(0.32)%	13,547
Arthur J Gallagher & Co.	2,259	(1.73)%	11,884
Agree Realty Corp.	2,543	(1.48)%	11,545
UMB Financial Corp.	720	(0.31)%	11,515
EastGroup Properties, Inc.	990	(0.97)%	10,251
Medical Properties Trust, Inc.	2,387	(0.39)%	9,125
Healthcare Realty Trust, Inc.	1,956	(0.51)%	8,641
National Storage Affiliates Trust	1,879	(0.52)%	8,229
Brown & Brown, Inc.	4,756	(1.62)%	7,723
Sun Communities, Inc.	1,214	(1.43)%	4,589
Columbia Financial, Inc.	4,004	(0.54)%	2,128
American Tower Corp. — Class A	357	(0.73)%	1,977
RLI Corp.	2,204	(1.82)%	851
Progressive Corp.	970	(0.67)%	(49)
Rexford Industrial Realty, Inc.	5,566	(2.15)%	(5,610)
Crown Castle International Corp.	970	(1.32)%	(8,202)
QTS Realty Trust, Inc. — Class A	2,475	(1.35)%	(11,824)
Terreno Realty Corp.	4,047	(1.97)%	(18,797)
Equinix, Inc.	177	(1.04)%	(21,298)
Americold Realty Trust	5,815	(1.86)%	(23,561)
Easterly Government Properties, Inc.	10,934	(2.53)%	(25,332)
SBA Communications Corp.	778	(1.98)%	(36,150)
Total Financial			670,009

Technology
Autodesk, Inc.	689	(1.01)%	22,868
Broadcom, Inc.	340	(0.76)%	20,047
Twilio, Inc. — Class A	787	(0.66)%	18,383
HubSpot, Inc.	448	(0.56)%	15,480
Elastic N.V.	739	(0.39)%	15,370
Workday, Inc. — Class A	167	(0.20)%	14,489
Paychex, Inc.	635	(0.38)%	14,450
salesforce.com, Inc.	1,082	(1.47)%	9,065
ServiceNow, Inc.	235	(0.63)%	8,450
Alteryx, Inc. — Class A	553	(0.50)%	7,779
Leidos Holdings, Inc.	716	(0.62)%	6,844
CACI International, Inc. — Class A	500	(0.99)%	6,546
MongoDB, Inc.	307	(0.39)%	5,858
Workiva, Inc.	1,234	(0.38)%	5,514
Coupa Software, Inc.	275	(0.36)%	5,163
EPAM Systems, Inc.	510	(0.89)%	4,611
Paycom Software, Inc.	106	(0.20)%	3,669
Tyler Technologies, Inc.	136	(0.38)%	3,543
Fair Isaac Corp.	76	(0.22)%	3,264
Smartsheet, Inc. — Class A	1,164	(0.45)%	2,620
Veeva Systems, Inc. — Class A	164	(0.24)%	2,456
Black Knight, Inc.	1,842	(1.01)%	2,099
ANSYS, Inc.	113	(0.25)%	(528)
Appfolio, Inc. — Class A	197	(0.21)%	(2,043)
Splunk, Inc.	601	(0.71)%	(4,453)
Monolithic Power Systems, Inc.	167	(0.26)%	(6,060)
Five9, Inc.	605	(0.44)%	(10,810)
RingCentral, Inc. — Class A	160	(0.32)%	(13,470)
Total Technology			161,204

Utilities
Dominion Energy, Inc.	2,811	(1.91)%	18,801
American States Water Co.	1,394	(1.07)%	14,281

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
WEC Energy Group, Inc.	1,201	(1.00)%	$11,893
American Water Works Company, Inc.	1,182	(1.33)%	11,630
Eversource Energy	916	(0.67)%	10,578
Sempra Energy	262	(0.28)%	8,743
MGE Energy, Inc.	757	(0.47)%	8,111
California Water Service Group	1,943	(0.92)%	5,445
Alliant Energy Corp.	713	(0.32)%	3,297
Atmos Energy Corp.	523	(0.49)%	2,087
NextEra Energy, Inc.	424	(0.96)%	(652)
Total Utilities			94,214

Consumer, Non-cyclical
Equifax, Inc.	1,414	(1.59)%	40,245
Gartner, Inc.	530	(0.50)%	31,081
PayPal Holdings, Inc.	1,435	(1.29)%	16,995
Verisk Analytics, Inc. — Class A	629	(0.82)%	8,852
CoStar Group, Inc.	190	(1.05)%	8,111
Rollins, Inc.	3,960	(1.35)%	3,994
Avalara, Inc.	1,134	(0.80)%	1,682
MarketAxess Holdings, Inc.	177	(0.55)%	1,552
ResMed, Inc.	164	(0.23)%	(2,820)
Total Consumer, Non-cyclical			109,692

Basic Materials
PPG Industries, Inc.	1,089	(0.86)%	36,210
Compass Minerals International, Inc.	1,804	(0.65)%	33,016
Kaiser Aluminum Corp.	997	(0.65)%	29,303
RPM International, Inc.	2,601	(1.46)%	25,251
Linde plc	726	(1.18)%	22,731
Sherwin-Williams Co.	188	(0.81)%	19,419
Southern Copper Corp.	1,234	(0.33)%	17,368
Newmont Corp.	4,377	(1.86)%	4,403
Balchem Corp.	1,937	(1.80)%	(4,770)
Total Basic Materials			182,931

Communications
8x8, Inc.	4,461	(0.58)%	28,827
Q2 Holdings, Inc.	1,126	(0.63)%	21,629
Proofpoint, Inc.	798	(0.77)%	12,022
Trade Desk, Inc. — Class A	86	(0.16)%	3,888
Okta, Inc.	437	(0.50)%	2,349
Total Communications			68,715

Industrial
TransDigm Group, Inc.	602	(1.81)%	81,073
Waste Management, Inc.	1,781	(1.55)%	42,223
Materion Corp.	1,162	(0.38)%	35,069
HEICO Corp.	479	(0.34)%	30,722
Tetra Tech, Inc.	1,272	(0.84)%	21,292
Roper Technologies, Inc.	292	(0.86)%	18,712
Casella Waste Systems, Inc. — Class A	2,204	(0.81)%	17,980
Sonoco Products Co.	1,462	(0.64)%	14,071
Republic Services, Inc. — Class A	763	(0.54)%	12,111
Ball Corp.	2,136	(1.30)%	11,454
Exponent, Inc.	1,852	(1.25)%	2,757
Total Industrial			287,464

Consumer, Cyclical
Copart, Inc.	2,434	(1.57)%	64,825
Total GS Equity Short Custom Basket			$1,639,054

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
ALPHA OPPORTUNITY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$25,856,608	$—	$—	$25,856,608
Money Market Fund	6,060,134	—	—	6,060,134
Equity Custom Basket Swap Agreements**	—	3,166,925	—	3,166,925
Total Assets	$31,916,742	$3,166,925	$—	$35,083,667

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$1,714,739	$—	$1,714,739

**	This derivative is reported as unrealized appreciation/depreciation at period end.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments, at value (cost $39,318,986)	$31,916,742
Cash	1,543,262
Unrealized appreciation on OTC swap agreements	3,166,925
Prepaid expenses	43,601
Receivables:
Swap settlement	2,460,096
Securities sold	166,903
Dividends	59,892
Interest	2,588
Total assets	39,360,009

Liabilities:
Segregated cash due to broker	1,756,000
Unrealized depreciation on OTC swap agreements	1,714,739
Payable for:
Securities purchased	170,000
Fund shares redeemed	42,828
Management fees	30,258
Transfer agent/maintenance fees	11,443
Fund accounting/administration fees	1,693
Trustees’ fees*	1,455
Distribution and service fees	1,403
Due to Investment Adviser	15
Miscellaneous	68,814
Total liabilities	3,798,648
Net assets	$35,561,361

Net assets consist of:
Paid in capital	$67,604,173
Total distributable earnings (loss)	(32,042,812)
Net assets	$35,561,361

A-Class:
Net assets	$3,633,295
Capital shares outstanding	226,674
Net asset value per share	$16.03
Maximum offering price per share (Net asset value divided by 95.25%)	$16.83

C-Class:
Net assets	$407,599
Capital shares outstanding	29,087
Net asset value per share	$14.01

P-Class:
Net assets	$1,574,857
Capital shares outstanding	97,299
Net asset value per share	$16.19

Institutional Class:
Net assets	$29,945,610
Capital shares outstanding	1,281,940
Net asset value per share	$23.36

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends	$950,828
Interest	24,861
Total investment income	975,689

Expenses:
Management fees	358,235
Distribution and service fees:
A-Class	7,783
C-Class	2,671
P-Class	2,292
Transfer agent/maintenance fees:
A-Class	4,022
C-Class	1,108
P-Class	415
Institutional Class	13,541
Registration fees	37,523
Fund accounting/administration fees	30,768
Professional fees	25,829
Custodian fees	15,472
Trustees’ fees*	10,213
Line of credit fees	1,181
Interest expense	39
Miscellaneous	28,969
Recoupment of previously waived fees:
A-Class	791
C-Class	38
P-Class	116
Institutional Class	378
Total expenses	541,384
Less:
Expenses reimbursed by Adviser:
A-Class	(552)
C-Class	(512)
P-Class	(5)
Institutional Class	(91)
Expenses waived by Adviser	(601)
Earnings credits applied	(44)
Total waived/reimbursed expenses	(1,805)
Net expenses	539,579
Net investment income	436,110

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,785,743)
Swap agreements	155,999
Net realized loss	(1,629,744)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,238,590)
Swap agreements	3,719,853
Net change in unrealized appreciation (depreciation)	(5,518,737)
Net realized and unrealized loss	(7,148,481)
Net decrease in net assets resulting from operations	$(6,712,371)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$436,110	$1,179,140
Net realized loss on investments	(1,629,744)	(17,459,178)
Net change in unrealized appreciation (depreciation) on investments	(5,518,737)	4,603,420
Net decrease in net assets resulting from operations	(6,712,371)	(11,676,618)

Distributions to shareholders:
A-Class	(62,477)	(116,145)
P-Class	(14,549)	(27,471)
Institutional Class	(785,413)	(1,999,721)
Total distributions to shareholders	(862,439)	(2,143,337)

Capital share transactions:
Proceeds from sale of shares
A-Class	200,275	431,143
C-Class	3,000	21,885
P-Class	313,527	128,195
Institutional Class	417,732	3,348,033
Distributions reinvested
A-Class	60,267	110,113
P-Class	14,549	27,471
Institutional Class	776,126	1,978,134
Cost of shares redeemed
A-Class	(3,486,959)	(3,558,021)
C-Class	(262,009)	(272,683)
P-Class	(503,847)	(2,462,538)
Institutional Class	(43,646,952)	(94,580,128)
Net decrease from capital share transactions	(46,114,291)	(94,828,396)
Net decrease in net assets	(53,689,101)	(108,648,351)

Net assets:
Beginning of period	89,250,462	197,898,813
End of period	$35,561,361	$89,250,462

Capital share activity:
Shares sold
A-Class	11,637	23,614
C-Class	202	1,365
P-Class	18,033	6,923
Institutional Class	17,123	130,493
Shares issued from reinvestment of distributions
A-Class	3,442	6,100
P-Class	823	1,511
Institutional Class	30,436	75,530
Shares redeemed
A-Class	(208,855)	(196,272)
C-Class	(17,448)	(17,408)
P-Class	(30,062)	(135,289)
Institutional Class	(1,892,496)	(3,599,302)
Net decrease in shares	(2,067,165)	(3,702,735)

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$17.42	$19.15	$21.10	$19.08	$18.39	$18.01
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.12	.10	.31	(.19)	(.35)
Net gain (loss) on investments (realized and unrealized)	(1.30)	(1.64)	(.60)	1.72	.88	.73
Total from investment operations	(1.23)	(1.52)	(.50)	2.03	.69	.38
Less distributions from:
Net investment income	(.16)	(.21)	—	—	—	(—)[c]
Net realized gains	—	—	(1.45)	(.01)	—	—
Total distributions	(.16)	(.21)	(1.45)	(.01)	—	(—)[c]
Net asset value, end of period	$16.03	$17.42	$19.15	$21.10	$19.08	$18.39

Total Return[d]	(7.13%)	(7.97%)	(2.90%)	10.70%	3.70%	2.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,633	$7,326	$11,243	$15,011	$16,041	$11,485
Ratios to average net assets:
Net investment income (loss)	0.77%	0.64%	0.51%	1.49%	(1.02%)	(1.88%)
Total expenses	1.68%	1.65%	1.54%	2.21%	2.69%	3.92%
Net expenses[e,f,g]	1.66%	1.64%	1.54%	2.17%	2.69%	2.94%
Portfolio turnover rate	99%	126%	255%	92%	235%	124%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$15.16	$16.61	$18.62	$16.96	$16.47	$16.25
Income (loss) from investment operations:
Net investment income (loss)[b]	(—)[h]	(.03)	(.05)	.09	(.29)	(.44)
Net gain (loss) on investments (realized and unrealized)	(1.15)	(1.42)	(.51)	1.58	.78	.66
Total from investment operations	(1.15)	(1.45)	(.56)	1.67	.49	.22
Less distributions from:
Net investment income	—	—	—	—	—	(—)[c]
Net realized gains	—	—	(1.45)	(.01)	—	—
Total distributions	—	—	(1.45)	(.01)	—	(—)[c]
Net asset value, end of period	$14.01	$15.16	$16.61	$18.62	$16.96	$16.47

Total Return[d]	(7.59%)	(8.73%)	(3.65%)	9.91%	2.91%	1.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$408	$702	$1,036	$2,508	$1,550	$1,203
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(0.20%)	(0.31%)	0.47%	(1.72%)	(2.64%)
Total expenses	2.71%	2.55%	2.34%	2.94%	3.91%	4.81%
Net expenses[e,f,g]	2.51%	2.48%	2.31%	2.88%	3.46%	3.68%
Portfolio turnover rate	99%	126%	255%	92%	235%	124%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[i]
Per Share Data
Net asset value, beginning of period	$17.56	$19.23	$21.19	$19.11	$18.39	$19.11
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.11	.10	(.06)	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	(1.32)	(1.64)	(.61)	2.15	.84	(.59)
Total from investment operations	(1.24)	(1.53)	(.51)	2.09	.72	(.72)
Less distributions from:
Net investment income	(.13)	(.14)	—	—	—	—
Net realized gains	—	—	(1.45)	(.01)	—	—
Total distributions	(.13)	(.14)	(1.45)	(.01)	—	—
Net asset value, end of period	$16.19	$17.56	$19.23	$21.19	$19.11	$18.39

Total Return	(7.16%)	(7.99%)	(2.93%)	11.00%	3.86%	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,575	$1,905	$4,525	$7,720	$4,453	$134
Ratios to average net assets:
Net investment income (loss)	0.88%	0.59%	0.47%	(0.31%)	(0.65%)	(1.77%)
Total expenses	1.58%	1.67%	1.58%	1.75%	2.44%	3.31%
Net expenses[e,f,g]	1.58%	1.66%	1.57%	1.72%	2.44%	2.87%
Portfolio turnover rate	99%	126%	255%	92%	235%	124%

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$25.37	$27.77	$29.86	$26.82	$25.73	$25.13
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.28	.27	.12	(.13)	(.40)
Net gain (loss) on investments (realized and unrealized)	(1.90)	(2.37)	(.91)	2.93	1.22	1.00
Total from investment operations	(1.76)	(2.09)	(.64)	3.05	1.09	.60
Less distributions from:
Net investment income	(.25)	(.31)	—	—	—	(—)[c]
Net realized gains	—	—	(1.45)	(.01)	—	—
Total distributions	(.25)	(.31)	(1.45)	(.01)	—	(—)[c]
Net asset value, end of period	$23.36	$25.37	$27.77	$29.86	$26.82	$25.73

Total Return	(7.05%)	(7.57%)	(2.50%)	11.42%	4.20%	2.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,946	$79,318	$181,095	$196,180	$56,550	$50,304
Ratios to average net assets:
Net investment income (loss)	1.14%	1.05%	0.94%	0.40%	(0.49%)	(1.55%)
Total expenses	1.32%	1.22%	1.12%	1.38%	2.23%	2.80%
Net expenses[e,f,g]	1.31%	1.21%	1.12%	1.37%	2.23%	2.80%
Portfolio turnover rate	99%	126%	255%	92%	235%	124%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.03%	0.09%	0.02%	0.32%
C-Class	0.01%	0.04%	0.07%	0.64%
P-Class	0.01%	0.03%	0.04%	—
Institutional Class	0.00%*	0.00%*	—	0.01%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.66%	1.64%	1.52%	2.00%	2.11%	2.11%
C-Class	2.51%	2.48%	2.30%	2.71%	2.86%	2.86%
P-Class	1.58%	1.66%	1.56%	1.68%	1.87%	2.10%
Institutional Class	1.31%	1.21%	1.11%	1.28%	1.63%	1.86%

[h]	Net investment income (loss) is less than $0.01 per share.
[i]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	3.4%
Bank of America Corp.	3.2%
Pfizer, Inc.	2.5%
Johnson & Johnson	2.4%
Berkshire Hathaway, Inc. — Class B	2.2%
Intel Corp.	2.2%
JPMorgan Chase & Co.	2.2%
Citigroup, Inc.	2.1%
iShares Russell 1000 Value ETF	2.0%
Micron Technology, Inc.	1.9%
Top Ten Total	24.1%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(21.31%)	(21.17%)	0.78%	5.70%
A-Class Shares with sales charge‡	(25.05%)	(24.92%)	(0.20%)	5.07%
C-Class Shares	(21.62%)	(21.76%)	0.02%	4.91%
C-Class Shares with CDSC§	(22.35%)	(22.49%)	0.02%	4.91%
Russell 1000 Value Index	(21.30%)	(17.17%)	1.90%	7.67%
	6 Month†	1 Year	5 Year	Since Inception (06/07/13)
Institutional Class Shares	(21.24%)	(21.00%)	1.01%	3.84%
Russell 1000 Value Index	(21.30%)	(17.17%)	1.90%	4.96%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(21.31%)	(21.16%)	0.54%
Russell 1000 Value Index		(21.30%)	(17.17%)	1.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 96.7%

Financial - 25.1%
Bank of America Corp.	44,166	$937,644
Berkshire Hathaway, Inc. — Class B*	3,622	662,210
JPMorgan Chase & Co.	7,261	653,708
Citigroup, Inc.	14,590	614,531
Wells Fargo & Co.	14,451	414,744
Equity Commonwealth REIT	12,941	410,359
Allstate Corp.	4,373	401,135
Truist Financial Corp.	9,277	286,103
Voya Financial, Inc.	6,263	253,965
MetLife, Inc.	8,188	250,307
Loews Corp.	6,861	238,969
Prudential Financial, Inc.	4,561	237,811
Morgan Stanley	6,884	234,056
Hartford Financial Services Group, Inc.	6,387	225,078
Principal Financial Group, Inc.	7,113	222,921
Medical Properties Trust, Inc. REIT	12,519	216,454
Charles Schwab Corp.	4,929	165,713
Zions Bancorp North America	6,177	165,296
Mastercard, Inc. — Class A	590	142,520
Regions Financial Corp.	13,851	124,243
Old Republic International Corp.	8,083	123,266
KeyCorp	11,415	118,374
Jones Lang LaSalle, Inc.	1,031	104,111
Howard Hughes Corp.*	1,768	89,319
American International Group, Inc.	3,425	83,056
Park Hotels & Resorts, Inc. REIT	5,862	46,368
Total Financial		7,422,261

Consumer, Non-cyclical - 20.7%
Pfizer, Inc.	22,239	725,881
Johnson & Johnson	5,417	710,331
Humana, Inc.	1,305	409,796
McKesson Corp.	2,847	385,085
Tyson Foods, Inc. — Class A	6,508	376,618
HCA Healthcare, Inc.	3,831	344,215
Archer-Daniels-Midland Co.	9,668	340,120
Alexion Pharmaceuticals, Inc.*	3,691	331,415
Quest Diagnostics, Inc.	4,036	324,091
Merck & Company, Inc.	4,153	319,532
Encompass Health Corp.	4,795	307,024
Amgen, Inc.	1,290	261,522
United Therapeutics Corp.*	2,663	252,519
Zimmer Biomet Holdings, Inc.	2,334	235,921
Medtronic plc	2,255	203,356
Procter & Gamble Co.	1,807	198,770
Bunge Ltd.	4,752	194,975
Ingredion, Inc.	2,407	181,728
Total Consumer, Non-cyclical		6,102,899

Communications - 10.2%
Verizon Communications, Inc.	18,861	1,013,402
Comcast Corp. — Class A	15,566	535,159
NortonLifeLock, Inc.	20,571	384,883
Cisco Systems, Inc.	8,535	335,511
F5 Networks, Inc.*	1,505	160,478
Juniper Networks, Inc.	7,968	152,507
Walt Disney Co.	1,553	150,020
T-Mobile US, Inc.*	1,723	144,560
AT&T, Inc.	4,430	129,134
Total Communications		3,005,654

Technology - 8.5%
Intel Corp.	12,205	660,535
Micron Technology, Inc.*	13,488	567,305
Skyworks Solutions, Inc.	3,635	324,896
Apple, Inc.	1,245	316,591
International Business Machines Corp.	1,886	209,214
Qorvo, Inc.*	2,524	203,510
Amdocs Ltd.	3,090	169,857
Change Healthcare, Inc.*	5,647	56,414
Total Technology		2,508,322

Utilities - 8.2%
Exelon Corp.	14,863	547,107
Public Service Enterprise Group, Inc.	9,621	432,079
Duke Energy Corp.	4,229	342,042
Edison International	5,535	303,263
NiSource, Inc.	9,482	236,766
Pinnacle West Capital Corp.	2,813	213,197
AES Corp.	13,709	186,442
PPL Corp.	6,433	158,766
Total Utilities		2,419,662

Consumer, Cyclical - 7.6%
Walmart, Inc.	4,843	550,262
Home Depot, Inc.	1,740	324,875
Southwest Airlines Co.	8,994	320,276
PACCAR, Inc.	3,852	235,473
LKQ Corp.*	10,067	206,474
Lear Corp.	2,283	185,494
DR Horton, Inc.	4,253	144,602
Walgreens Boots Alliance, Inc.	2,473	113,140
PVH Corp.	2,624	98,767
Carnival Corp.	4,693	61,807
Macy’s, Inc.	3,434	16,861
Total Consumer, Cyclical		2,258,031

Energy - 6.5%
Chevron Corp.	7,246	525,045
ConocoPhillips	14,810	456,148
Cabot Oil & Gas Corp. — Class A	23,279	400,166
Exxon Mobil Corp.	4,752	180,433
Marathon Oil Corp.	30,406	100,036
Marathon Petroleum Corp.	4,000	94,480
Parsley Energy, Inc. — Class A	15,065	86,323
Range Resources Corp.	29,532	67,333
Antero Resources Corp.*	14,782	10,538
Total Energy		1,920,502

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
LARGE CAP VALUE FUND

	Shares	Value
Industrial - 5.5%
Eaton Corporation plc	3,793	$294,678
Knight-Swift Transportation Holdings, Inc.	8,631	283,097
FedEx Corp.	2,073	251,372
Owens Corning	4,679	181,592
Valmont Industries, Inc.	1,692	179,318
Lockheed Martin Corp.	468	158,629
General Electric Co.	18,189	144,421
Johnson Controls International plc	4,712	127,035
Total Industrial		1,620,142

Basic Materials - 4.4%
Nucor Corp.	7,729	278,398
Huntsman Corp.	15,889	229,278
Freeport-McMoRan, Inc.	32,853	221,758
Olin Corp.	16,867	196,838
Reliance Steel & Aluminum Co.	2,083	182,450
DuPont de Nemours, Inc.	3,262	111,234
Dow, Inc.	2,357	68,919
Total Basic Materials		1,288,875

Total Common Stocks
(Cost $33,853,605)		28,546,348
EXCHANGE-TRADED FUNDS† - 2.0%
iShares Russell 1000 Value ETF	5,953	590,419
Total Exchange-Traded Funds
(Cost $764,193)		590,419

MONEY MARKET FUND† - 1.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[1]	454,063	454,063
Total Money Market Fund
(Cost $454,063)		454,063

Total Investments - 100.2%
(Cost $35,071,861)		$29,590,830
Other Assets & Liabilities, net - (0.2)%		(72,184)
Total Net Assets - 100.0%		$29,518,646

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2020.
plc — Public Limited Company
REIT— Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,546,348	$—	$—	$28,546,348
Exchange-Traded Funds	590,419	—	—	590,419
Money Market Fund	454,063	—	—	454,063
Total Assets	$29,590,830	$—	$—	$29,590,830

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments, at value (cost $35,071,861)	$29,590,830
Prepaid expenses	31,922
Receivables:
Dividends	44,410
Interest	413
Fund shares sold	9
Total assets	29,667,584

Liabilities:
Payable for:
Fund shares redeemed	96,532
Professional fees	13,667
Printing fees	11,962
Distribution and service fees	6,774
Management fees	6,664
Transfer agent/maintenance fees	6,109
Fund accounting/administration fees	1,378
Trustees’ fees*	694
Due to Investment Adviser	42
Miscellaneous	5,116
Total liabilities	148,938
Net assets	$29,518,646

Net assets consist of:
Paid in capital	$30,891,084
Total distributable earnings (loss)	(1,372,438)
Net assets	$29,518,646

A-Class:
Net assets	$27,978,383
Capital shares outstanding	879,560
Net asset value per share	$31.81
Maximum offering price per share (Net asset value divided by 95.25%)	$33.40

C-Class:
Net assets	$893,716
Capital shares outstanding	30,710
Net asset value per share	$29.10

P-Class:
Net assets	$160,656
Capital shares outstanding	5,066
Net asset value per share	$31.71

Institutional Class:
Net assets	$485,891
Capital shares outstanding	15,483
Net asset value per share	$31.38

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends	$1,081,506
Interest	4,752
Total investment income	1,086,258

Expenses:
Management fees	168,601
Distribution and service fees:
A-Class	61,884
C-Class	7,280
P-Class	211
Transfer agent/maintenance fees:
A-Class	19,753
C-Class	2,422
P-Class	308
Institutional Class	1,308
Registration fees	36,988
Fund accounting/administration fees	20,117
Professional fees	19,541
Trustees’ fees*	9,289
Custodian fees	2,809
Line of credit fees	680
Miscellaneous	22,262
Recoupment of previously waived fees:
A-Class	39
C-Class	3
Total expenses	373,495
Less:
Expenses reimbursed by Adviser:
A-Class	(19,657)
C-Class	(2,413)
P-Class	(307)
Institutional Class	(1,307)
Expenses waived by Adviser	(46,486)
Total waived/reimbursed expenses	(70,170)
Net expenses	303,325
Net investment income	782,933

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,360,824
Net realized gain	3,360,824
Net change in unrealized appreciation (depreciation) on:
Investments	(11,052,502)
Net change in unrealized appreciation (depreciation)	(11,052,502)
Net realized and unrealized loss	(7,691,678)
Net decrease in net assets resulting from operations	$(6,908,745)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$782,933	$851,296
Net realized gain on investments	3,360,824	3,806,953
Net change in unrealized appreciation (depreciation) on investments	(11,052,502)	(6,975,646)
Net decrease in net assets resulting from operations	(6,908,745)	(2,317,397)

Distributions to shareholders:
A-Class	(4,000,303)	(3,032,549)
C-Class	(91,548)	(126,553)
P-Class	(12,859)	(8,136)
Institutional Class	(62,549)	(281,733)
Total distributions to shareholders	(4,167,259)	(3,448,971)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,814,438	6,686,468
C-Class	469,506	506,809
P-Class	51,063	45,579
Institutional Class	22,915	323,966
Distributions reinvested
A-Class	3,948,727	2,987,616
C-Class	89,872	125,361
P-Class	12,859	8,136
Institutional Class	62,549	281,712
Cost of shares redeemed
A-Class	(20,580,653)	(7,766,149)
C-Class	(811,478)	(1,482,917)
P-Class	(8,214)	(33,283)
Institutional Class	(211,531)	(5,275,661)
Net decrease from capital share transactions	(15,139,947)	(3,592,363)
Net decrease in net assets	(26,215,951)	(9,358,731)

Net assets:
Beginning of period	55,734,597	65,093,328
End of period	$29,518,646	$55,734,597

Capital share activity:
Shares sold
A-Class	42,602	150,959
C-Class	11,553	13,082
P-Class	1,389	1,073
Institutional Class	714	7,458
Shares issued from reinvestment of distributions
A-Class	90,195	77,180
C-Class	2,239	3,526
P-Class	295	211
Institutional Class	1,449	7,373
Shares redeemed
A-Class	(475,573)	(178,286)
C-Class	(21,634)	(37,828)
P-Class	(188)	(783)
Institutional Class	(5,210)	(121,202)
Net decrease in shares	(352,169)	(77,237)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$43.56	$48.08	$46.96	$41.78	$39.11	$43.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.65	.62	.48	.37	.58	.36
Net gain (loss) on investments (realized and unrealized)	(9.01)	(2.66)	4.46	6.80	5.23	(3.36)
Total from investment operations	(8.36)	(2.04)	4.94	7.17	5.81	(3.00)
Less distributions from:
Net investment income	(.70)	(.36)	(.51)	(.58)	(.37)	(.35)
Net realized gains	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)	(1.34)
Total distributions	(3.39)	(2.48)	(3.82)	(1.99)	(3.14)	(1.69)
Net asset value, end of period	$31.81	$43.56	$48.08	$46.96	$41.78	$39.11

Total Return[c]	(21.31%)	(3.59%)	10.82%	17.68%	15.69%	(7.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,978	$53,248	$56,369	$60,157	$55,325	$45,318
Ratios to average net assets:
Net investment income (loss)	3.03%	1.42%	1.03%	0.83%	1.48%	0.85%
Total expenses[d]	1.41%	1.31%	1.31%	1.30%	1.34%	1.35%
Net expenses[e,f,g]	1.15%	1.15%	1.15%	1.17%	1.17%	1.16%
Portfolio turnover rate	13%	37%	24%	40%	56%	60%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$39.77	$44.03	$43.29	$38.68	$36.38	$40.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.47	.26	.12	.03	.27	.04
Net gain (loss) on investments (realized and unrealized)	(8.28)	(2.40)	4.09	6.28	4.87	(3.13)
Total from investment operations	(7.81)	(2.14)	4.21	6.31	5.14	(3.09)
Less distributions from:
Net investment income	(.17)	—	(.16)	(.29)	(.07)	(.10)
Net realized gains	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)	(1.34)
Total distributions	(2.86)	(2.12)	(3.47)	(1.70)	(2.84)	(1.44)
Net asset value, end of period	$29.10	$39.77	$44.03	$43.29	$38.68	$36.38

Total Return[c]	(21.62%)	(4.28%)	9.97%	16.74%	14.87%	(7.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$894	$1,533	$2,632	$3,461	$3,075	$3,345
Ratios to average net assets:
Net investment income (loss)	2.41%	0.66%	0.28%	0.08%	0.75%	0.10%
Total expenses[d]	2.41%	2.18%	2.10%	2.09%	2.18%	2.16%
Net expenses[e,f,g]	1.90%	1.90%	1.90%	1.92%	1.92%	1.91%
Portfolio turnover rate	13%	37%	24%	40%	56%	60%

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$43.46	$48.00	$46.91	$41.74	$39.13	$43.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.63	.61	.49	.37	1.40	.22
Net gain (loss) on investments (realized and unrealized)	(8.97)	(2.64)	4.44	6.78	4.44	(4.73)
Total from investment operations	(8.34)	(2.03)	4.93	7.15	5.84	(4.51)
Less distributions from:
Net investment income	(.72)	(.39)	(.53)	(.57)	(.46)	—
Net realized gains	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)	—
Total distributions	(3.41)	(2.51)	(3.84)	(1.98)	(3.23)	—
Net asset value, end of period	$31.71	$43.46	$48.00	$46.91	$41.74	$39.13

Total Return	(21.31%)	(3.58%)	10.80%	17.63%	15.83%	(10.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161	$155	$147	$158	$123	$9
Ratios to average net assets:
Net investment income (loss)	3.00%	1.41%	1.03%	0.83%	3.61%	1.21%
Total expenses[d]	1.70%	1.60%	1.59%	1.69%	1.41%	3.29%
Net expenses[e,f,g]	1.15%	1.15%	1.15%	1.17%	1.17%	1.16%
Portfolio turnover rate	13%	37%	24%	40%	56%	60%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$43.08	$47.60	$46.56	$41.84	$39.17	$43.87
Income (loss) from investment operations:
Net investment income (loss)[b]	.67	.71	.64	.51	.83	.47
Net gain (loss) on investments (realized and unrealized)	(8.86)	(2.63)	4.35	6.72	5.10	(3.37)
Total from investment operations	(8.19)	(1.92)	4.99	7.23	5.93	(2.90)
Less distributions from:
Net investment income	(.82)	(.48)	(.64)	(1.10)	(.49)	(.46)
Net realized gains	(2.69)	(2.12)	(3.31)	(1.41)	(2.77)	(1.34)
Total distributions	(3.51)	(2.60)	(3.95)	(2.51)	(3.26)	(1.80)
Net asset value, end of period	$31.38	$43.08	$47.60	$46.56	$41.84	$39.17

Total Return	(21.24%)	(3.33%)	11.04%	17.96%	15.98%	(6.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$486	$798	$5,946	$1,681	$40	$2,544
Ratios to average net assets:
Net investment income (loss)	3.17%	1.65%	1.39%	1.13%	2.13%	1.09%
Total expenses[d]	1.43%	1.14%	1.00%	1.07%	1.04%	0.98%
Net expenses[e,f,g]	0.90%	0.90%	0.90%	0.92%	0.92%	0.91%
Portfolio turnover rate	13%	37%	24%	40%	56%	60%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	0.00%*	0.01%
C-Class	0.00%*	—	0.00%*	0.01%
P-Class	—	—	—	0.00%*
Institutional Class	—	—	—	0.02%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
C-Class	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%
P-Class	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
Safehold, Inc.	4.0%
American Homes 4 Rent — Class A	2.6%
Healthpeak Properties, Inc.	2.4%
Alexandria Real Estate Equities, Inc.	2.3%
MGM Growth Properties LLC — Class A	2.2%
Equinix, Inc.	2.2%
Sun Communities, Inc.	2.0%
Equity LifeStyle Properties, Inc.	2.0%
Corporate Office Properties Trust	2.0%
Americold Realty Trust	2.0%
Top Ten Total	23.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	Since Inception (02/26/16)
A-Class Shares	11.55%	15.89%	6.22%
A-Class Shares with sales charge‡	6.27%	10.40%	4.96%
C-Class Shares	11.16%	15.05%	5.41%
C-Class Shares with CDSC§	10.16%	14.05%	5.41%
P-Class Shares	11.55%	15.90%	6.12%
Institutional Class Shares	11.68%	16.15%	6.42%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.04%	2.25%	1.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 46.1%

REITs - 42.2%
REITs-Warehouse/Industries - 6.9%
Americold Realty Trust	17,065	$580,893
Innovative Industrial Properties, Inc.	5,758	437,205
Terreno Realty Corp.	7,432	384,606
Rexford Industrial Realty, Inc.	8,997	368,967
CyrusOne, Inc.	4,121	254,472
Total REITs-Warehouse/Industries		2,026,143

REITs-Diversified - 6.1%
Equinix, Inc.	1,035	646,430
SBA Communications Corp.	1,802	486,486
CoreSite Realty Corp.	2,960	343,064
American Tower Corp. — Class A	1,474	320,963
Total REITs-Diversified		1,796,943

REITs-Office Property - 5.9%
Alexandria Real Estate Equities, Inc.	4,887	669,812
Corporate Office Properties Trust	26,836	593,881
Highwoods Properties, Inc.	13,845	490,390
Total REITs-Office Property		1,754,083

REITs-Apartments - 4.5%
American Homes 4 Rent — Class A	33,217	770,634
Invitation Homes, Inc.	26,031	556,282
Total REITs-Apartments		1,326,916

REITs-Health Care - 4.4%
Healthpeak Properties, Inc.	30,283	722,250
Sabra Health Care REIT, Inc.	26,394	288,222
Ventas, Inc.	10,495	281,266
Total REITs-Health Care		1,291,738

REITs-Manufactured Homes - 4.0%
Sun Communities, Inc.	4,782	597,033
Equity LifeStyle Properties, Inc.	10,377	596,470
Total REITs-Manufactured Homes		1,193,503

REITs-Hotels - 2.9%
MGM Growth Properties LLC — Class A	27,633	654,073
Ryman Hospitality Properties, Inc.	5,256	188,428
Total REITs-Hotels		842,501

REITs-Shopping Centers - 2.5%
Acadia Realty Trust	23,734	294,064
Regency Centers Corp.	6,074	233,424
Federal Realty Investment Trust	2,893	215,847
Total REITs-Shopping Centers		743,335

REITs-Single Tenant - 2.5%
Agree Realty Corp.	6,776	419,434
Spirit Realty Capital, Inc.	12,075	315,761
Total REITs-Single Tenant		735,195

REITs-Mortgage - 1.7%
Capstead Mortgage Corp.	120,805	507,381

REITs-Storage - 0.8%
Iron Mountain, Inc.	10,197	242,689
Total REITs		12,460,427

Real Estate - 3.9%
Real Estate Management/Services - 3.9%
Safehold, Inc.	18,529	1,171,588

Total Common Stocks
(Cost $13,277,009)		13,632,015

MONEY MARKET FUND† - 46.5%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.52%[1]	13,734,763	13,734,763
Total Money Market Fund
(Cost $13,734,763)		13,734,763

Total Investments - 92.6%
(Cost $27,011,772)		$27,366,778
Other Assets & Liabilities, net - 7.4%		2,180,074
Total Net Assets - 100.0%		$29,546,852

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements Sold Short ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.25)% (Federal Funds Rate - 0.35%)	At Maturity	07/22/24	$6,759,198	$827,218
Goldman Sachs International	GS Equity Custom Basket	(0.18)% (Federal Funds Rate - 0.27%)	At Maturity	05/06/24	6,703,648	842,170
					$13,462,846	$1,669,388

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY SHORT CUSTOM BASKET
Financial
Service Properties Trust	11,705	(0.94)%	$102,965
Washington Prime Group, Inc.	55,189	(0.66)%	81,910
Kimco Realty Corp.	17,902	(2.56)%	79,055
Brixmor Property Group, Inc.	15,669	(2.20)%	76,428
Investors Real Estate Trust	7,189	(5.85)%	60,117
Diversified Healthcare Trust	42,876	(2.30)%	57,670
CBRE Group, Inc. — Class A	5,400	(3.01)%	51,794
VEREIT, Inc.	43,709	(3.16)%	41,687
Jones Lang LaSalle, Inc.	1,952	(2.92)%	40,166
DiamondRock Hospitality Co.	41,381	(3.11)%	38,550
Global Net Lease, Inc.	23,440	(4.64)%	36,683
Brandywine Realty Trust	26,589	(4.14)%	31,103
Cushman & Wakefield plc	11,933	(2.07)%	27,915
Washington Real Estate Investment Trust	10,591	(3.74)%	8,426
PS Business Parks, Inc.	1,513	(3.03)%	7,068
Industrial Logistics Properties Trust	9,728	(2.52)%	1,463
Piedmont Office Realty Trust, Inc. — Class A	21,144	(5.52)%	(3,274)
PotlatchDeltic Corp.	4,555	(2.12)%	(5,454)
Saul Centers, Inc.	4,351	(2.11)%	(5,869)
Healthcare Trust of America, Inc. — Class A	6,321	(2.27)%	(8,900)
Healthcare Realty Trust, Inc.	5,419	(2.24)%	(8,908)
Office Properties Income Trust	12,866	(5.19)%	(9,179)
Rayonier, Inc.	6,270	(2.18)%	(9,560)
Mack-Cali Realty Corp.	14,066	(3.17)%	(10,925)
Monmouth Real Estate Investment Corp.	27,351	(4.88)%	(12,308)
Apollo Commercial Real Estate Finance, Inc.	24,169	(2.65)%	(27,925)
Total Financial			640,698

Exchange-Traded Funds
Vanguard Real Estate ETF	18,639	(19.26)%	144,870

Consumer, Cyclical
Marriott International, Inc. — Class A	1,406	(1.56)%	41,650
Total MS Equity Short Custom Basket			$827,218

GS EQUITY SHORT CUSTOM BASKET
Financial
Service Properties Trust	11,705	(0.94)%	102,447
Washington Prime Group, Inc.	55,189	(0.66)%	82,135
Kimco Realty Corp.	17,902	(2.58)%	80,019
Brixmor Property Group, Inc.	15,669	(2.22)%	76,262
Investors Real Estate Trust	6,179	(5.07)%	60,176
Diversified Healthcare Trust	42,876	(2.32)%	58,740
CBRE Group, Inc. — Class A	5,400	(3.04)%	51,818
VEREIT, Inc.	43,709	(3.19)%	44,790
Jones Lang LaSalle, Inc.	1,952	(2.94)%	40,145
DiamondRock Hospitality Co.	41,381	(3.14)%	38,189
Global Net Lease, Inc.	23,440	(4.67)%	36,760
Brandywine Realty Trust	26,589	(4.17)%	31,540
Cushman & Wakefield plc	11,933	(2.09)%	28,259
Washington Real Estate Investment Trust	10,591	(3.77)%	9,955
PS Business Parks, Inc.	1,513	(3.06)%	5,845
Industrial Logistics Properties Trust	9,728	(2.55)%	1,412
Piedmont Office Realty Trust, Inc. — Class A	21,144	(5.57)%	1,256
Saul Centers, Inc.	4,351	(2.12)%	(5,313)
PotlatchDeltic Corp.	4,555	(2.13)%	(5,600)
Office Properties Income Trust	12,866	(5.23)%	(8,447)
Healthcare Trust of America, Inc. — Class A	6,321	(2.29)%	(8,871)
Healthcare Realty Trust, Inc.	5,419	(2.26)%	(8,895)
Rayonier, Inc.	6,270	(2.20)%	(9,736)
Mack-Cali Realty Corp.	14,066	(3.20)%	(10,980)
Monmouth Real Estate Investment Corp.	27,351	(4.92)%	(12,063)
Apollo Commercial Real Estate Finance, Inc.	24,169	(2.68)%	(22,252)
Total Financial			657,591

Consumer, Cyclical
Marriott International, Inc. — Class A	1,406	(1.57)%	41,216

Exchange-Traded Funds
Vanguard Real Estate ETF	18,639	(19.42)%	143,363
Total GS Equity Short Custom Basket			$842,170

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
MARKET NEUTRAL REAL ESTATE FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,632,015	$—	$—	$13,632,015
Money Market Fund	13,734,763	—	—	13,734,763
Equity Custom Basket Swap Agreements**	—	1,669,388	—	1,669,388
Total Assets	$27,366,778	$1,669,388	$—	$29,036,166

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments, at value (cost $27,011,772)	$27,366,778
Unrealized appreciation on OTC swap agreements	1,669,388
Prepaid expenses	48,459
Receivables:
Securities sold	1,662,102
Fund shares sold	792,035
Swap settlement	425,923
Dividends	108,611
Interest	3,479
Total assets	32,076,775

Liabilities:
Segregated cash due to broker	1,750,000
Payable for:
Securities purchased	712,162
Fund shares redeemed	33,306
Management fees	5,072
Transfer agent/maintenance fees	4,530
Distribution and service fees	1,353
Trustees’ fees*	572
Due to Investment Adviser	62
Miscellaneous	22,866
Total liabilities	2,529,923
Net assets	$29,546,852

Net assets consist of:
Paid in capital	$27,598,217
Total distributable earnings (loss)	1,948,635
Net assets	$29,546,852

A-Class:
Net assets	$7,561,082
Capital shares outstanding	261,839
Net asset value per share	$28.88
Maximum offering price per share (Net asset value divided by 95.25%)	$30.32

C-Class:
Net assets	$349,125
Capital shares outstanding	12,477
Net asset value per share	$27.98

P-Class:
Net assets	$1,617,921
Capital shares outstanding	57,983
Net asset value per share	$27.90

Institutional Class:
Net assets	$20,018,724
Capital shares outstanding	700,415
Net asset value per share	$28.58

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends	$145,240
Interest	14,438
Total investment income	159,678

Expenses:
Management fees	59,680
Distribution and service fees:
A-Class	4,623
C-Class	808
P-Class	497
Transfer agent/maintenance fees:
A-Class	8,172
C-Class	263
P-Class	591
Institutional Class	5,851
Registration fees	32,301
Professional fees	23,847
Fund accounting/administration fees	12,529
Trustees’ fees*	8,646
Custodian fees	4,080
Line of credit fees	102
Interest expense	99
Miscellaneous	10,328
Recoupment of previously waived fees:
A-Class	15
C-Class	1
P-Class	2
Institutional Class	44
Total expenses	172,479
Less:
Expenses reimbursed by Adviser:
A-Class	(16,998)
C-Class	(620)
P-Class	(1,426)
Institutional Class	(20,038)
Expenses waived by Adviser	(51,184)
Earnings credits applied	(29)
Total waived/reimbursed expenses	(90,295)
Net expenses	82,184
Net investment income	77,494

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(64,265)
Swap agreements	160,735
Net realized gain	96,470
Net change in unrealized appreciation (depreciation) on:
Investments	(634,781)
Swap agreements	1,939,521
Net change in unrealized appreciation (depreciation)	1,304,740
Net realized and unrealized gain	1,401,210
Net increase in net assets resulting from operations	$1,478,704

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$77,494	$89,942
Net realized gain on investments	96,470	87,157
Net change in unrealized appreciation (depreciation) on investments	1,304,740	467,696
Net increase in net assets resulting from operations	1,478,704	644,795

Distributions to shareholders:
A-Class	(137,474)	(23,934)
C-Class	(4,629)	(1,887)
P-Class	(13,269)	(8,952)
Institutional Class	(232,932)	(123,892)
Total distributions to shareholders	(388,304)	(158,665)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,823,330	444,400
C-Class	195,959	7,500
P-Class	1,297,364	93,822
Institutional Class	13,657,457	7,504
Distributions reinvested
A-Class	133,439	23,478
C-Class	4,629	1,887
P-Class	13,147	8,952
Institutional Class	232,932	123,892
Cost of shares redeemed
A-Class	(472,442)	(359,944)
C-Class	(4,005)	(16,459)
P-Class	(66,765)	(268,362)
Institutional Class	(71,068)	(27,812)
Net increase from capital share transactions	19,743,977	38,858
Net increase in net assets	20,834,377	524,988

Net assets:
Beginning of period	8,712,475	8,187,487
End of period	$29,546,852	$8,712,475

Capital share activity:
Shares sold
A-Class	170,940	17,134
C-Class	7,256	292
P-Class	47,334	3,568
Institutional Class	488,917	289
Shares issued from reinvestment of distributions
A-Class	5,172	922
C-Class	185	76
P-Class	527	363
Institutional Class	9,127	4,912
Shares redeemed
A-Class	(16,918)	(14,079)
C-Class	(143)	(640)
P-Class	(2,599)	(10,616)
Institutional Class	(2,521)	(1,078)
Net increase in shares	707,277	1,143

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.95	$25.16	$26.47	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.12	.25	.50	.08	.24
Net gain (loss) on investments (realized and unrealized)	2.86	1.78	(.41)	1.94	(.79)
Total from investment operations	2.98	2.03	.09	2.02	(.55)
Less distributions from:
Net investment income	(.25)	(.01)	—	—	—
Net realized gains	(.80)	(.23)	(1.40)	—	—
Total distributions	(1.05)	(.24)	(1.40)	—	—
Net asset value, end of period	$28.88	$26.95	$25.16	$26.47	$24.45

Total Return[d]	11.55%	8.12%	0.13%	8.38%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,561	$2,766	$2,482	$109	$100
Ratios to average net assets:
Net investment income (loss)	0.92%	0.96%	2.00%	0.31%	1.66%
Total expenses	3.56%	3.99%	5.01%	4.88%	3.74%
Net expenses[e,f,g]	1.66%	1.62%	1.65%	1.65%	1.64%
Portfolio turnover rate	198%	180%	216%	145%	135%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.07	$24.67	$26.16	$24.35	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.03	.05	.12	(.11)	.12
Net gain (loss) on investments (realized and unrealized)	2.76	1.70	(.21)	1.92	(.77)
Total from investment operations	2.79	1.75	(.09)	1.81	(.65)
Less distributions from:
Net investment income	(.08)	(.12)	—	—	—
Net realized gains	(.80)	(.23)	(1.40)	—	—
Total distributions	(.88)	(.35)	(1.40)	—	—
Net asset value, end of period	$27.98	$26.07	$24.67	$26.16	$24.35

Total Return[d]	11.16%	7.15%	(0.59%)	7.56%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$349	$135	$134	$143	$97
Ratios to average net assets:
Net investment income (loss)	0.24%	0.18%	0.47%	(0.52%)	0.93%
Total expenses	4.14%	4.66%	5.72%	5.70%	4.47%
Net expenses[e,f,g]	2.41%	2.40%	2.38%	2.40%	2.38%
Portfolio turnover rate	198%	180%	216%	145%	135%

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.10	$25.14	$26.48	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.26	.20	.33	.16	.26
Net gain (loss) on investments (realized and unrealized)	2.61	1.71	(.27)	1.87	(.81)
Total from investment operations	2.87	1.91	.06	2.03	(.55)
Less distributions from:
Net investment income	(.27)	(.72)	—	—	—
Net realized gains	(.80)	(.23)	(1.40)	—	—
Total distributions	(1.07)	(.95)	(1.40)	—	—
Net asset value, end of period	$27.90	$26.10	$25.14	$26.48	$24.45

Total Return	11.55%	7.80%	0.09%	8.34%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,618	$332	$488	$324	$124
Ratios to average net assets:
Net investment income (loss)	1.99%	0.77%	1.26%	0.52%	1.64%
Total expenses	3.28%	4.05%	4.93%	5.18%	3.65%
Net expenses[e,f,g]	1.66%	1.65%	1.65%	1.65%	1.66%
Portfolio turnover rate	198%	180%	216%	145%	135%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.74	$25.32	$26.57	$24.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.23	.31	.36	.14	.28
Net gain (loss) on investments (realized and unrealized)	2.75	1.73	(.21)	1.94	(.79)
Total from investment operations	2.98	2.04	.15	2.08	(.51)
Less distributions from:
Net investment income	(.34)	(.39)	—	—	—
Net realized gains	(.80)	(.23)	(1.40)	—	—
Total distributions	(1.14)	(.62)	(1.40)	—	—
Net asset value, end of period	$28.58	$26.74	$25.32	$26.57	$24.49

Total Return	11.68%	8.19%	0.36%	8.62%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,019	$5,479	$5,083	$4,995	$4,604
Ratios to average net assets:
Net investment income (loss)	1.71%	1.18%	1.39%	0.55%	1.92%
Total expenses	2.93%	3.57%	4.59%	4.52%	3.41%
Net expenses[e,f,g]	1.41%	1.40%	1.40%	1.40%	1.39%
Portfolio turnover rate	198%	180%	216%	145%	135%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	—	0.22%
C-Class	0.00%*	0.02%	—	0.22%
P-Class	0.00%*	0.01%	—	0.16%
Institutional Class	0.00%*	0.03%	—	0.18%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.65%	1.62%	1.65%	1.63%	1.63%
C-Class	2.40%	2.40%	2.37%	2.37%	2.37%
P-Class	1.65%	1.65%	1.65%	1.63%	1.65%
Institutional Class	1.40%	1.40%	1.40%	1.38%	1.38%

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Prologis, Inc.	7.3%
Equinix, Inc.	7.2%
Digital Realty Trust, Inc.	5.4%
Safehold, Inc.	3.9%
Welltower, Inc.	3.0%
Alexandria Real Estate Equities, Inc.	2.9%
Public Storage	2.6%
Healthpeak Properties, Inc.	2.6%
Equity Residential	2.6%
Sun Communities, Inc.	2.5%
Top Ten Total	40.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	Since Inception (03/28/14)
A-Class Shares	(13.65%)	(4.76%)	4.29%	8.08%
A-Class Shares with sales charge‡	(17.75%)	(9.28%)	3.28%	7.21%
C-Class Shares	(13.99%)	(5.51%)	3.50%	7.27%
C-Class Shares with CDSC§	(14.81%)	(6.41%)	3.50%	7.27%
Institutional Class Shares	(13.53%)	(4.48%)	4.59%	8.39%
FTSE NAREIT Equity REITs Total Return Index	(27.86%)	(21.26%)	(0.35%)	3.47%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(13.69%)	(4.79%)	5.11%
FTSE NAREIT Equity REITs Total Return Index		(27.86%)	(21.26%)	0.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT Equity REITs Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 89.3%

REITs - 85.4%
REITs-Diversified - 18.8%
Equinix, Inc.[1]	24,225	$15,130,208
Digital Realty Trust, Inc.[1]	80,979	11,248,783
VICI Properties, Inc.	164,535	2,737,862
SBA Communications Corp.	9,291	2,508,291
WP Carey, Inc.	42,900	2,491,632
American Tower Corp. — Class A	10,891	2,371,515
CoreSite Realty Corp.[1]	14,109	1,635,233
Gaming and Leisure Properties, Inc.	42,525	1,178,368
Total REITs-Diversified		39,301,892

REITs-Warehouse/Industries - 16.3%
Prologis, Inc.[2]	189,847	15,258,003
Rexford Industrial Realty, Inc.	92,052	3,775,053
Terreno Realty Corp.[1]	72,639	3,759,068
Americold Realty Trust	88,291	3,005,426
EastGroup Properties, Inc.	23,476	2,452,773
Innovative Industrial Properties, Inc.	30,383	2,306,981
CyrusOne, Inc.	36,382	2,246,589
QTS Realty Trust, Inc. — Class A	23,317	1,352,619
Total REITs-Warehouse/Industries		34,156,512

REITs-Apartments - 13.2%
Equity Residential	86,766	5,354,330
AvalonBay Communities, Inc.	32,936	4,847,191
Invitation Homes, Inc.[1]	204,347	4,366,895
Essex Property Trust, Inc.	16,855	3,712,145
American Homes 4 Rent — Class A1	119,915	2,782,028
Mid-America Apartment Communities, Inc.	25,199	2,596,253
UDR, Inc.	62,388	2,279,658
Camden Property Trust	21,601	1,711,663
Total REITs-Apartments		27,650,163

REITs-Health Care - 9.2%
Welltower, Inc.	136,013	6,226,675
Healthpeak Properties, Inc.[1]	225,884	5,387,333
Ventas, Inc.	111,593	2,990,692
Sabra Health Care REIT, Inc.	123,036	1,343,553
Healthcare Trust of America, Inc. — Class A1	54,153	1,314,835
CareTrust REIT, Inc.	67,799	1,002,747
Healthcare Realty Trust, Inc.	34,796	971,852
Total REITs-Health Care		19,237,687

REITs-Office Property - 8.9%
Alexandria Real Estate Equities, Inc.[1]	44,537	6,104,241
Highwoods Properties, Inc.	83,633	2,962,281
Corporate Office Properties Trust	125,984	2,788,026
Boston Properties, Inc.[2]	26,443	2,438,838
Kilroy Realty Corp.	25,284	1,610,591
Cousins Properties, Inc.	49,471	1,448,016
Douglas Emmett, Inc.[1]	39,291	1,198,769
Total REITs-Office Property		18,550,762

REITs-Storage - 6.3%
Public Storage	27,699	5,501,298
Extra Space Storage, Inc.	44,266	4,238,912
Iron Mountain, Inc.	77,002	1,832,648
National Storage Affiliates Trust	29,687	878,735
CubeSmart	26,754	716,740
Total REITs-Storage		13,168,333

REITs-Manufactured Homes - 4.8%
Sun Communities, Inc.	42,584	5,316,612
Equity LifeStyle Properties, Inc.	85,408	4,909,252
Total REITs-Manufactured Homes		10,225,864

REITs-Single Tenant - 3.1%
Realty Income Corp.[1]	62,023	3,092,467
Agree Realty Corp.	25,948	1,606,181
Spirit Realty Capital, Inc.	52,733	1,378,968
National Retail Properties, Inc.	14,341	461,637
Total REITs-Single Tenant		6,539,253

REITs-Shopping Centers - 1.8%
Regency Centers Corp.	48,677	1,870,657
Federal Realty Investment Trust[1]	23,104	1,723,790
Acadia Realty Trust	15,004	185,900
Total REITs-Shopping Centers		3,780,347

REITs-Hotels - 1.6%
MGM Growth Properties LLC — Class A	64,785	1,533,461
Apple Hospitality REIT, Inc.	88,513	811,664
Xenia Hotels & Resorts, Inc.	61,508	633,532
Host Hotels & Resorts, Inc.	28,241	311,781
Ryman Hospitality Properties, Inc.	3,423	122,715
Total REITs-Hotels		3,413,153

REITs-Regional Malls - 1.2%
Simon Property Group, Inc.	45,039	2,470,840

REITs-Mortgage - 0.2%
Capstead Mortgage Corp.	78,207	328,469
Total REITs		178,823,275

Real Estate - 3.9%
Real Estate Management/Services - 3.9%
Safehold, Inc.	128,685	8,136,752

Total Common Stocks
(Cost $207,432,780)		186,960,027

MONEY MARKET FUND† - 3.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[3]	6,651,900	6,651,900
Total Money Market Fund
(Cost $6,651,900)		6,651,900

Total Investments - 92.5%
(Cost $214,084,680)		$193,611,927

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS SOLD SHORT† - (3.7)%
Lodging - (0.1)%
Hotels & Motels - (0.1)%
Marriott International, Inc. — Class A	1,861	$(139,221)

Real Estate - (0.3)%
Real Estate Management/Services - (0.3)%
Cushman & Wakefield plc*	15,370	(180,444)
Jones Lang LaSalle, Inc.	2,531	(255,580)
CBRE Group, Inc. — Class A*	6,897	(260,086)
Total Real Estate Management/Services		(696,110)

Total Real Estate		(696,110)

REITs - (3.3)%
REITs-Regional Malls - (0.0)%
Washington Prime Group, Inc.	70,125	(56,458)

REITs-Mortgage - (0.1)%
Apollo Commercial Real Estate Finance, Inc.	32,207	(238,976)

REITs-Hotels - (0.2)%
Service Properties Trust	15,009	(81,049)
DiamondRock Hospitality Co.	52,427	(266,329)
Total REITs-Hotels		(347,378)

REITs-Apartments - (0.2)%
Investors Real Estate Trust	8,017	(440,935)

REITs-Shopping Centers - (0.3)%
Saul Centers, Inc.	5,563	(182,133)
Brixmor Property Group, Inc.	20,130	(191,235)
Kimco Realty Corp.	22,691	(219,422)
Total REITs-Shopping Centers		(592,790)

REITs-Health Care - (0.3)%
Diversified Healthcare Trust	53,061	(192,611)
Healthcare Realty Trust, Inc.	7,143	(199,504)
Healthcare Trust of America, Inc. — Class A1	8,288	(201,233)
Total REITs-Health Care		(593,348)

REITs-Warehouse/Industries - (0.3)%
Industrial Logistics Properties Trust	12,648	(221,846)
Monmouth Real Estate Investment Corp.	35,367	(426,172)
Total REITs-Warehouse/Industries		(648,018)

REITs-Office Property - (0.8)%
VEREIT, Inc.	55,704	(272,392)
Mack-Cali Realty Corp.	18,260	(278,100)
Brandywine Realty Trust	34,408	(361,972)
Office Properties Income Trust	16,352	(445,592)
Piedmont Office Realty Trust, Inc. — Class A	27,181	(480,016)
Total REITs-Office Property		(1,838,072)

REITs-Diversified - (1.1)%
PotlatchDeltic Corp.	5,935	(186,300)
Rayonier, Inc.	8,077	(190,213)
PS Business Parks, Inc.	1,929	(261,418)
Washington Real Estate Investment Trust	13,895	(331,674)
Global Net Lease, Inc.	29,873	(399,402)
Digital Realty Trust, Inc.[1]	6,722	(933,753)
Total REITs-Diversified		(2,302,760)

Total REITs		(7,058,735)

Total Common Stocks Sold Short
(Proceeds $8,684,616)		(7,894,066)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (0.8)%
Vanguard Real Estate ETF	23,953	(1,673,117)
Total Exchange-Traded Funds Sold Short
(Proceeds $1,662,128)		(1,673,117)

Total Securities Sold Short - (4.5)%
(Proceeds $10,346,744)		$(9,567,183)
Other Assets & Liabilities, net - 12.0%		25,181,401
Total Net Assets - 100.0%		$209,226,145

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	0.50% (Federal Funds Rate + 0.40%)	At Maturity	06/12/24	$15,937,921	$(1,665,982)
Goldman Sachs International	GS Equity Custom Basket	0.54% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	15,929,772	(1,723,772)
					$31,867,693	$(3,389,754)

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
RISK MANAGED REAL ESTATE FUND

Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements Sold Short ††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	(0.26)% (Federal Funds Rate - 0.36%)	At Maturity	06/12/24	$15,818,599	$6,466,938
Goldman Sachs International	GS Equity Custom Basket	(0.19)% (Federal Funds Rate - 0.28%)	At Maturity	05/06/24	15,672,298	6,486,629
					$31,490,897	$12,953,567

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Safehold, Inc.	20,204	8.02%	$697,169
Equinix, Inc.	1,168	4.58%	141,211
Capstead Mortgage Corp.	134,025	3.53%	96,235
Terreno Realty Corp.	8,480	2.75%	37,142
Americold Realty Trust	19,065	4.07%	18,778
SBA Communications Corp.	2,040	3.46%	15,747
CoreSite Realty Corp.	3,326	2.42%	11,677
Rexford Industrial Realty, Inc.	10,451	2.69%	11,183
Acadia Realty Trust	26,608	2.07%	6,663
CyrusOne, Inc.	4,873	1.89%	3,423
Sabra Health Care REIT, Inc.	29,703	2.04%	(3,250)
Agree Realty Corp.	7,606	2.95%	(7,567)
Ventas, Inc.	11,817	1.99%	(20,883)
American Tower Corp. — Class A	1,656	2.26%	(22,965)
Innovative Industrial Properties, Inc.	8,085	3.85%	(28,246)
Sun Communities, Inc.	5,732	4.49%	(49,468)
Equity LifeStyle Properties, Inc.	12,537	4.52%	(68,919)
Iron Mountain, Inc.	11,587	1.73%	(91,747)
Alexandria Real Estate Equities, Inc.	5,473	4.71%	(110,226)
Highwoods Properties, Inc.	16,751	3.72%	(124,034)
Corporate Office Properties Trust	32,991	4.58%	(158,214)
American Homes 4 Rent — Class A	37,466	5.45%	(178,037)
Invitation Homes, Inc.	29,164	3.91%	(178,454)
Regency Centers Corp.	7,269	1.75%	(207,256)
Federal Realty Investment Trust	3,656	1.71%	(210,970)
MGM Growth Properties LLC — Class A	30,735	4.56%	(232,103)
Healthpeak Properties, Inc.	36,343	5.44%	(283,886)
Spirit Realty Capital, Inc.	16,935	2.78%	(329,745)
Ryman Hospitality Properties, Inc.	9,238	2.08%	(399,240)
Total Financial			(1,665,982)
Total MS Equity Long Custom Basket			$(1,665,982)

MS EQUITY SHORT CUSTOM BASKET
Financial
Service Properties Trust	43,756	(1.49)%	$719,827
Kimco Realty Corp.	44,296	(2.71)%	446,541
Washington Prime Group, Inc.	141,221	(0.72)%	434,253
Brixmor Property Group, Inc.	38,820	(2.33)%	426,448
Diversified Healthcare Trust	95,029	(2.18)%	413,387
CBRE Group, Inc. — Class A	13,134	(3.13)%	332,236
Brandywine Realty Trust	60,602	(4.03)%	323,308
VEREIT, Inc.	97,475	(3.01)%	297,226
Jones Lang LaSalle, Inc.	4,991	(3.19)%	294,435
Global Net Lease, Inc.	52,273	(4.42)%	243,605
DiamondRock Hospitality Co.	93,310	(3.00)%	234,574
Cushman & Wakefield plc	37,351	(2.77)%	215,839
Investors Real Estate Trust	15,987	(5.56)%	198,866
Office Properties Income Trust	31,411	(5.41)%	184,949
PS Business Parks, Inc.	3,666	(3.14)%	175,076
Piedmont Office Realty Trust, Inc. — Class A	50,874	(5.68)%	155,231
Monmouth Real Estate Investment Corp.	60,537	(4.61)%	131,980
Industrial Logistics Properties Trust	22,198	(2.46)%	95,940
Washington Real Estate Investment Trust	24,697	(3.73)%	94,731
PotlatchDeltic Corp.	10,271	(2.04)%	(12,299)
Saul Centers, Inc.	9,756	(2.02)%	(13,160)
Rayonier, Inc.	14,137	(2.10)%	(21,555)
Healthcare Trust of America, Inc. — Class A	14,244	(2.19)%	(21,959)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Healthcare Realty Trust, Inc.	12,133	(2.14)%	$(22,702)
Mack-Cali Realty Corp.	31,717	(3.05)%	(24,635)
Apollo Commercial Real Estate Finance, Inc.	54,749	(2.57)%	(73,448)
Total Financial			5,228,694

Exchange-Traded Funds
Vanguard Real Estate ETF	41,804	(18.46)%	987,920

Consumer, Cyclical
Marriott International, Inc. — Class A	3,931	(1.86)%	250,324
Total MS Equity Short Custom Basket			$6,466,938

GS EQUITY LONG CUSTOM BASKET
Financial
Safehold, Inc.	20,075	7.97%	$692,786
Equinix, Inc.	1,168	4.58%	140,622
Capstead Mortgage Corp.	134,025	3.53%	92,017
Terreno Realty Corp.	8,480	2.76%	39,686
Rexford Industrial Realty, Inc.	10,451	2.69%	15,886
SBA Communications Corp.	2,040	3.46%	15,885
CoreSite Realty Corp.	3,326	2.42%	11,731
Acadia Realty Trust	26,608	2.07%	7,038
CyrusOne, Inc.	4,873	1.89%	3,609
Sabra Health Care REIT, Inc.	29,703	2.04%	(3,580)
Agree Realty Corp.	7,606	2.96%	(11,290)
Innovative Industrial Properties, Inc.	8,085	3.85%	(18,254)
Ventas, Inc.	11,817	1.99%	(21,559)
American Tower Corp. — Class A	1,656	2.26%	(22,745)
Americold Realty Trust	19,065	4.07%	(39,907)
Sun Communities, Inc.	5,732	4.49%	(48,026)
Equity LifeStyle Properties, Inc.	12,537	4.52%	(66,377)
Iron Mountain, Inc.	11,587	1.73%	(91,662)
Alexandria Real Estate Equities, Inc.	5,473	4.71%	(110,216)
Highwoods Properties, Inc.	16,751	3.73%	(124,683)
Corporate Office Properties Trust	32,991	4.58%	(167,089)
Invitation Homes, Inc.	29,164	3.91%	(177,674)
American Homes 4 Rent — Class A	37,466	5.46%	(179,169)
Regency Centers Corp.	7,269	1.75%	(207,811)
Federal Realty Investment Trust	3,656	1.71%	(210,692)
MGM Growth Properties LLC — Class A	30,735	4.57%	(231,602)
Healthpeak Properties, Inc.	36,343	5.44%	(282,012)
Spirit Realty Capital, Inc.	16,935	2.78%	(329,342)
Ryman Hospitality Properties, Inc.	9,238	2.08%	(399,342)
Total Financial			(1,723,772)
Total GS Equity Long Custom Basket			$(1,723,772)

GS EQUITY SHORT CUSTOM BASKET
Financial
Service Properties Trust	43,756	(1.52)%	$723,876
Kimco Realty Corp.	44,296	(2.73)%	446,299
Washington Prime Group, Inc.	141,221	(0.73)%	435,429
Brixmor Property Group, Inc.	38,820	(2.35)%	426,240
Diversified Healthcare Trust	95,029	(2.20)%	414,415
CBRE Group, Inc. — Class A	13,134	(3.16)%	332,694
Brandywine Realty Trust	60,602	(4.07)%	324,304
Jones Lang LaSalle, Inc.	4,991	(3.22)%	294,371
VEREIT, Inc.	97,475	(3.04)%	293,393
Global Net Lease, Inc.	52,273	(4.46)%	243,386
DiamondRock Hospitality Co.	93,310	(3.02)%	233,032
Cushman & Wakefield plc	37,351	(2.80)%	218,097
Investors Real Estate Trust	13,327	(4.68)%	198,305
Office Properties Income Trust	31,411	(5.46)%	185,033
PS Business Parks, Inc.	3,666	(3.17)%	174,931
Piedmont Office Realty Trust, Inc. — Class A	50,874	(5.73)%	155,449
Monmouth Real Estate Investment Corp.	60,537	(4.65)%	132,003
Industrial Logistics Properties Trust	22,198	(2.48)%	96,201
Washington Real Estate Investment Trust	24,697	(3.76)%	95,344
Saul Centers, Inc.	9,756	(2.04)%	(11,914)
PotlatchDeltic Corp.	10,271	(2.06)%	(12,628)
Healthcare Trust of America, Inc. — Class A	14,244	(2.21)%	(21,939)
Rayonier, Inc.	14,137	(2.12)%	(21,952)
Healthcare Realty Trust, Inc.	12,133	(2.16)%	(22,626)
Mack-Cali Realty Corp.	31,717	(3.08)%	(24,758)
Apollo Commercial Real Estate Finance, Inc.	54,749	(2.59)%	(59,766)
Total Financial			5,247,219

Exchange-Traded Funds
Vanguard Real Estate ETF	41,804	(18.63)%	989,242

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
Consumer, Cyclical
Marriott International, Inc. — Class A	3,931	(1.88)%	$250,168
Total GS Equity Short Custom Basket			$6,486,629

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at March 31, 2020.
[2]	All or a portion of this security is pledged as short security collateral at March 31, 2020.
[3]	Rate indicated is the 7-day yield as of March 31, 2020.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$186,960,027	$—	$—	$186,960,027
Money Market Fund	6,651,900	—	—	6,651,900
Equity Custom Basket Swap Agreements**	—	12,953,567	—	12,953,567
Total Assets	$193,611,927	$12,953,567	$—	$206,565,494

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$7,894,066	$—	$—	$7,894,066
Exchange-Traded Funds Sold Short	1,673,117	—	—	1,673,117
Equity Custom Basket Swap Agreements**	—	3,389,754	—	3,389,754
Total Liabilities	$9,567,183	$3,389,754	$—	$12,956,937

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments, at value (cost $214,084,680)	$193,611,927
Cash	9,640,161
Unrealized appreciation on OTC swap agreements	12,953,567
Prepaid expenses	52,065
Receivables:
Securities sold	18,868,273
Swap settlement	1,696,507
Dividends	966,221
Fund shares sold	379,573
Interest	7,109
Other assets	5,761
Total assets	238,181,164

Liabilities:
Securities sold short, at value (proceeds $10,346,744)	9,567,183
Segregated cash due to broker	5,080,000
Unrealized depreciation on OTC swap agreements	3,389,754
Payable for:
Securities purchased	10,041,160
Fund shares redeemed	534,369
Distributions to shareholders	155,549
Management fees	124,447
Fund accounting/administration fees	10,507
Distribution and service fees	7,733
Transfer agent/maintenance fees	3,093
Trustees’ fees*	319
Due to Investment Adviser	137
Miscellaneous	40,768
Total liabilities	28,955,019
Net assets	$209,226,145

Net assets consist of:
Paid in capital	$214,943,877
Total distributable earnings (loss)	(5,717,732)
Net assets	$209,226,145

A-Class:
Net assets	$14,064,358
Capital shares outstanding	502,534
Net asset value per share	$27.99
Maximum offering price per share (Net asset value divided by 95.25%)	$29.39

C-Class:
Net assets	$2,530,471
Capital shares outstanding	91,068
Net asset value per share	$27.79

P-Class:
Net assets	$12,645,816
Capital shares outstanding	449,585
Net asset value per share	$28.13

Institutional Class:
Net assets	$179,985,500
Capital shares outstanding	6,353,342
Net asset value per share	$28.33

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends	$3,129,777
Interest	310,837
Total investment income	3,440,614

Expenses:
Management fees	888,538
Distribution and service fees:
A-Class	20,718
C-Class	11,371
P-Class	24,639
Transfer agent/maintenance fees:
A-Class	3,606
C-Class	1,206
P-Class	13,322
Institutional Class	37,816
Short sale dividend expense	663,741
Fund accounting/administration fees	91,320
Prime broker interest expense	78,195
Professional fees	29,932
Custodian fees	15,309
Trustees’ fees*	10,836
Line of credit fees	2,970
Miscellaneous	78,404
Recoupment of previously waived fees:
A-Class	3,387
C-Class	386
P-Class	3,961
Institutional Class	13,852
Total expenses	1,993,509
Less:
Expenses reimbursed by Adviser:
A-Class	(161)
C-Class	(349)
P-Class	(6,190)
Institutional Class	(2,596)
Expenses waived by Adviser	(3)
Earnings credits applied	(216)
Total waived/reimbursed expenses	(9,515)
Net expenses	1,983,994
Net investment income	1,456,620

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$2,368,596
Investments sold short	9,809,272
Swap agreements	1,012,571
Net realized gain	13,190,439
Net change in unrealized appreciation (depreciation) on:
Investments	(57,955,129)
Investments sold short	1,682,221
Swap agreements	7,181,365
Net change in unrealized appreciation (depreciation)	(49,091,543)
Net realized and unrealized loss	(35,901,104)
Net decrease in net assets resulting from operations	$(34,444,484)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,456,620	$2,657,853
Net realized gain on investments	13,190,439	6,416,174
Net change in unrealized appreciation (depreciation) on investments	(49,091,543)	29,709,757
Net increase (decrease) in net assets resulting from operations	(34,444,484)	38,783,784

Distributions to shareholders:
A-Class	(826,871)	(375,063)
C-Class	(103,733)	(14,377)
P-Class	(779,653)	(241,067)
Institutional Class	(9,956,609)	(4,902,443)
Total distributions to shareholders	(11,666,866)	(5,532,950)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,505,642	3,123,032
C-Class	1,694,368	1,198,445
P-Class	9,339,626	39,953,878
Institutional Class	42,028,049	34,036,778
Distributions reinvested
A-Class	816,639	371,479
C-Class	95,849	14,097
P-Class	779,653	241,067
Institutional Class	8,383,005	4,045,330
Cost of shares redeemed
A-Class	(2,840,899)	(2,964,330)
C-Class	(440,723)	(485,605)
P-Class	(28,126,864)	(12,160,967)
Institutional Class	(31,494,891)	(21,126,545)
Net increase from capital share transactions	2,739,454	46,246,659
Net increase (decrease) in net assets	(43,371,896)	79,497,493

Net assets:
Beginning of period	252,598,041	173,100,548
End of period	$209,226,145	$252,598,041

Capital share activity:
Shares sold
A-Class	75,594	98,823
C-Class	51,614	37,099
P-Class	279,209	1,196,492
Institutional Class	1,277,856	1,068,850
Shares issued from reinvestment of distributions
A-Class	25,635	12,517
C-Class	3,027	477
P-Class	24,333	7,585
Institutional Class	260,764	133,928
Shares redeemed
A-Class	(87,731)	(98,269)
C-Class	(14,384)	(16,917)
P-Class	(842,253)	(360,765)
Institutional Class	(988,595)	(669,153)
Net increase in shares	65,069	1,410,667

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$34.11	$28.93	$29.70	$28.87	$29.77	$26.99
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.34	.41	.03	.19	(.21)
Net gain (loss) on investments (realized and unrealized)	(4.62)	5.65	.38	2.08	3.84	3.18
Total from investment operations	(4.45)	5.99	.79	2.11	4.03	2.97
Less distributions from:
Net investment income	(.38)	(.55)	(.52)	(.57)	(1.12)	(.05)
Net realized gains	(1.29)	(.26)	(1.04)	(.71)	(3.81)	(.14)
Total distributions	(1.67)	(.81)	(1.56)	(1.28)	(4.93)	(.19)
Net asset value, end of period	$27.99	$34.11	$28.93	$29.70	$28.87	$29.77

Total Return[c]	(13.65%)	21.12%	2.70%	7.54%	14.88%	10.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,064	$16,682	$13,772	$2,196	$743	$366
Ratios to average net assets:
Net investment income (loss)	1.01%	1.09%	1.42%	0.09%	0.66%	(0.67%)
Total expenses[d]	1.88%	1.89%	1.78%	1.45%	1.93%	3.41%
Net expenses[e,f,g]	1.88%	1.88%	1.76%	1.33%	1.78%	3.04%
Portfolio turnover rate	117%	122%	107%	85%	133%	214%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$33.88	$28.75	$29.54	$28.77	$29.56	$26.95
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.11	.15	(.19)	.02	(.43)
Net gain (loss) on investments (realized and unrealized)	(4.59)	5.60	.42	2.06	3.77	3.18
Total from investment operations	(4.54)	5.71	.57	1.87	3.79	2.75
Less distributions from:
Net investment income	(.26)	(.32)	(.32)	(.39)	(.77)	—
Net realized gains	(1.29)	(.26)	(1.04)	(.71)	(3.81)	(.14)
Total distributions	(1.55)	(.58)	(1.36)	(1.10)	(4.58)	(.14)
Net asset value, end of period	$27.79	$33.88	$28.75	$29.54	$28.77	$29.56

Total Return[c]	(13.99%)	20.23%	1.93%	6.71%	14.00%	10.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,530	$1,721	$867	$725	$518	$95
Ratios to average net assets:
Net investment income (loss)	0.30%	0.35%	0.53%	(0.66%)	0.08%	(1.42%)
Total expenses[d]	2.85%	2.73%	2.71%	2.27%	3.32%	5.76%
Net expenses[e,f,g]	2.82%	2.65%	2.53%	2.08%	2.53%	3.76%
Portfolio turnover rate	117%	122%	107%	85%	133%	214%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$34.30	$29.09	$29.85	$29.01	$29.77	$30.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.60	.37	.13	.16	.04
Net gain (loss) on investments (realized and unrealized)	(4.62)	5.42	.43	1.98	3.88	(1.16)
Total from investment operations	(4.49)	6.02	.80	2.11	4.04	(1.12)
Less distributions from:
Net investment income	(.39)	(.55)	(.52)	(.56)	(.99)	—
Net realized gains	(1.29)	(.26)	(1.04)	(.71)	(3.81)	—
Total distributions	(1.68)	(.81)	(1.56)	(1.27)	(4.80)	—
Net asset value, end of period	$28.13	$34.30	$29.09	$29.85	$29.01	$29.77

Total Return	(13.69%)	21.12%	2.68%	7.53%	14.87%	(3.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,646	$33,894	$4,217	$2,564	$82	$30
Ratios to average net assets:
Net investment income (loss)	0.75%	1.87%	1.29%	0.42%	0.56%	0.30%
Total expenses[d]	1.85%	1.93%	1.88%	1.51%	1.88%	4.04%[i]
Net expenses[e,f,g]	1.78%	1.89%	1.78%	1.30%	1.78%	2.94%
Portfolio turnover rate	117%	122%	107%	85%	133%	214%

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$34.51	$29.27	$30.04	$29.18	$29.90	$27.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.43	.46	.11	.26	(.11)
Net gain (loss) on investments (realized and unrealized)	(4.68)	5.71	.43	2.10	3.89	3.18
Total from investment operations	(4.46)	6.14	.89	2.21	4.15	3.07
Less distributions from:
Net investment income	(.43)	(.64)	(.62)	(.64)	(1.06)	(.03)
Net realized gains	(1.29)	(.26)	(1.04)	(.71)	(3.81)	(.14)
Total distributions	(1.72)	(.90)	(1.66)	(1.35)	(4.87)	(.17)
Net asset value, end of period	$28.33	$34.51	$29.27	$30.04	$29.18	$29.90

Total Return	(13.53%)	21.46%	2.98%	7.87%	15.20%	11.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$179,986	$200,301	$154,245	$123,037	$111,823	$105,882
Ratios to average net assets:
Net investment income (loss)	1.31%	1.38%	1.56%	0.38%	0.91%	(0.35%)
Total expenses[d]	1.64%	1.61%	1.51%	1.02%	1.50%	2.70%
Net expenses[e,f,g]	1.63%	1.60%	1.50%	1.01%	1.50%	2.70%
Portfolio turnover rate	117%	122%	107%	85%	133%	214%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.04%	0.03%	0.03%	0.02%
C-Class	0.03%	0.01%	0.01%	0.00%*
P-Class	0.04%	0.02%	0.01%	0.00%*
Institutional Class	0.01%	0.01%	0.02%	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.27%	1.27%	1.29%	1.30%	1.29%	1.30%
C-Class	2.05%	2.05%	2.05%	2.04%	2.03%	2.05%
P-Class	1.30%	1.30%	1.30%	1.29%	1.28%	1.30%
Institutional Class	0.99%	1.00%	1.03%	0.97%	1.00%	0.99%

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Equity Commonwealth	2.7%
Portland General Electric Co.	2.4%
MDU Resources Group, Inc.	2.3%
Physicians Realty Trust	1.9%
Central Garden & Pet Co. — Class A	1.9%
Encompass Health Corp.	1.9%
Black Hills Corp.	1.9%
Lexington Realty Trust	1.8%
Federal Agricultural Mortgage Corp. — Class C	1.7%
Avista Corp.	1.6%
Top Ten Total	20.1%

“Ten Largest Holdings” excludes any temporary cash investments.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(27.80%)	(25.54%)	(3.25%)	4.03%
A-Class Shares with sales charge‡	(31.22%)	(29.07%)	(4.19%)	3.41%
C-Class Shares	(28.09%)	(26.14%)	(3.99%)	3.24%
C-Class Shares with CDSC§	(28.79%)	(26.86%)	(3.99%)	3.24%
Institutional Class Shares	(27.71%)	(25.40%)	(3.02%)	4.27%
Russell 2000 Value Index	(30.20%)	(29.64%)	(2.42%)	4.79%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(27.68%)	(25.50%)	(3.02%)
Russell 2000 Value Index		(30.20%)	(29.64%)	(2.10%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 96.4%

Financial - 35.6%
Equity Commonwealth REIT	3,930	$124,620
Physicians Realty Trust REIT	6,281	87,557
Lexington Realty Trust REIT	8,172	81,148
Federal Agricultural Mortgage Corp. — Class C	1,404	78,104
Pinnacle Financial Partners, Inc.	1,877	70,463
Axis Capital Holdings Ltd.	1,793	69,299
Umpqua Holdings Corp.	6,275	68,397
Radian Group, Inc.	4,691	60,748
WSFS Financial Corp.	2,339	58,288
Investors Bancorp, Inc.	7,289	58,239
Cousins Properties, Inc. REIT	1,978	57,896
Simmons First National Corp. — Class A	2,938	54,059
CNO Financial Group, Inc.	4,045	50,118
Heritage Insurance Holdings, Inc.	4,606	49,330
Cathay General Bancorp	2,146	49,251
First Horizon National Corp.	5,837	47,046
Hilltop Holdings, Inc.	2,806	42,427
Prosperity Bancshares, Inc.	874	42,171
Piedmont Office Realty Trust, Inc. — Class A REIT	2,297	40,565
Hanmi Financial Corp.	3,541	38,420
First Midwest Bancorp, Inc.	2,717	35,959
Howard Hughes Corp.*	612	30,918
Kennedy-Wilson Holdings, Inc.	2,301	30,879
Berkshire Hills Bancorp, Inc.	2,052	30,493
Sunstone Hotel Investors, Inc. REIT	3,446	30,015
IBERIABANK Corp.	768	27,771
Hancock Whitney Corp.	1,406	27,445
Stifel Financial Corp.	656	27,080
Flagstar Bancorp, Inc.	1,277	25,323
American National Insurance Co.	300	24,714
Heartland Financial USA, Inc.	764	23,073
RMR Group, Inc. — Class A	797	21,495
Redwood Trust, Inc. REIT	4,233	21,419
PennyMac Mortgage Investment Trust REIT	1,922	20,412
MGIC Investment Corp.	2,513	15,958
Independent Bank Group, Inc.	658	15,581
Total Financial		1,636,681

Industrial - 17.3%
MDU Resources Group, Inc.	4,912	105,608
Knight-Swift Transportation Holdings, Inc.	2,136	70,061
Graphic Packaging Holding Co.	5,282	64,440
Sanmina Corp.*	2,233	60,917
Valmont Industries, Inc.	545	57,759
GATX Corp.	917	57,367
Plexus Corp.*	834	45,503
Advanced Energy Industries, Inc.*	845	40,974
Rexnord Corp.	1,594	36,136
Owens Corning	843	32,717
Dycom Industries, Inc.*	1,259	32,293
Crane Co.	656	32,262
PGT Innovations, Inc.*	3,246	27,234
Park Aerospace Corp.	2,051	25,843
Vishay Intertechnology, Inc.	1,642	23,661
Kirby Corp.*	532	23,126
EnerSys	453	22,432
Kennametal, Inc.	1,077	20,054
Encore Wire Corp.	431	18,098
Total Industrial		796,485

Consumer, Non-cyclical - 10.3%
Central Garden & Pet Co. — Class A*	3,424	87,552
Encompass Health Corp.	1,366	87,465
Ingredion, Inc.	834	62,967
TreeHouse Foods, Inc.*	1,199	52,936
Andersons, Inc.	2,376	44,550
Emergent BioSolutions, Inc.*	699	40,444
Eagle Pharmaceuticals, Inc.*	859	39,514
Perdoceo Education Corp.*	2,215	23,900
MGP Ingredients, Inc.	841	22,614
Adtalem Global Education, Inc.*	487	13,047
Total Consumer, Non-cyclical		474,989

Utilities - 8.1%
Portland General Electric Co.	2,259	108,296
Black Hills Corp.	1,334	85,416
Avista Corp.	1,751	74,400
Southwest Gas Holdings, Inc.	856	59,544
ALLETE, Inc.	710	43,083
Total Utilities		370,739

Communications - 6.4%
Infinera Corp.*	13,618	72,175
Viavi Solutions, Inc.*	5,482	61,453
Ciena Corp.*	1,268	50,479
Scholastic Corp.	1,293	32,959
Gray Television, Inc.*	2,644	28,397
InterDigital, Inc.	533	23,788
Tribune Publishing Co.	1,946	15,782
Entercom Communications Corp. — Class A	5,002	8,553
Total Communications		293,586

Consumer, Cyclical - 5.6%
UniFirst Corp.	412	62,249
MDC Holdings, Inc.	1,488	34,522
Hawaiian Holdings, Inc.	3,153	32,917
Abercrombie & Fitch Co. — Class A	3,302	30,015
BMC Stock Holdings, Inc.*	1,336	23,687
Methode Electronics, Inc.	655	17,312
MasterCraft Boat Holdings, Inc.*	2,319	16,929
Wabash National Corp.	2,262	16,332
La-Z-Boy, Inc.	500	10,275
Caleres, Inc.	1,578	8,206
Tenneco, Inc. — Class A*	1,556	5,601
Total Consumer, Cyclical		258,045

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
SMALL CAP VALUE FUND

	Shares	Value
Basic Materials - 5.2%
Ashland Global Holdings, Inc.	1,048	$52,473
Huntsman Corp.	3,528	50,909
Olin Corp.	3,643	42,514
Reliance Steel & Aluminum Co.	412	36,087
Commercial Metals Co.	2,201	34,754
Verso Corp. — Class A*	2,106	23,756
Total Basic Materials		240,493

Technology - 4.6%
MACOM Technology Solutions Holdings, Inc.*	3,636	68,829
Lumentum Holdings, Inc.*	589	43,409
CSG Systems International, Inc.	642	26,868
Onto Innovation, Inc.*	887	26,317
Axcelis Technologies, Inc.*	1,202	22,009
Evolent Health, Inc. — Class A*	3,877	21,052
Total Technology		208,484

Energy - 3.3%
Parsley Energy, Inc. — Class A	9,262	53,071
Range Resources Corp.	13,806	31,477
Delek US Holdings, Inc.	1,747	27,533
CNX Resources Corp.*	5,066	26,951
Oil States International, Inc.*	3,362	6,825
Antero Resources Corp.*	5,521	3,936
Total Energy		149,793

Total Common Stocks
(Cost $5,998,916)		4,429,295

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1,2	6,250	2
Total Convertible Preferred Stocks
(Cost $5,968)		2

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	17,705	6,020
Total Rights
(Cost $—)		6,020

MONEY MARKET FUND† - 3.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[3]	144,439	144,439
Total Money Market Fund
(Cost $144,439)		144,439

Total Investments - 99.6%
(Cost $6,149,323)		$4,579,756
Other Assets & Liabilities, net - 0.4%		17,609
Total Net Assets - 100.0%		$4,597,365

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $2, (cost $5,968) or less than 0.1% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of March 31, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,429,295	$—	$—	$4,429,295
Convertible Preferred Stocks	—	—	2	2
Rights	6,020	—	—	6,020
Money Market Fund	144,439	—	—	144,439
Total Assets	$4,579,754	$—	$2	$4,579,756

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments, at value (cost $6,149,323)	$4,579,756
Prepaid expenses	24,060
Receivables:
Dividends	13,334
Investment Adviser	10,263
Fund shares sold	1,826
Interest	242
Total assets	4,629,481

Liabilities:
Payable for:
Professional fees	12,593
Printing fees	6,843
Transfer agent/maintenance fees	5,496
Custodian fees	2,052
Distribution and service fees	1,460
Trustees’ fees*	501
Fund shares redeemed	303
Miscellaneous	2,868
Total liabilities	32,116
Net assets	$4,597,365

Net assets consist of:
Paid in capital	$7,055,768
Total distributable earnings (loss)	(2,458,403)
Net assets	$4,597,365

A-Class:
Net assets	$3,183,449
Capital shares outstanding	354,115
Net asset value per share	$8.99
Maximum offering price per share (Net asset value divided by 95.25%)	$9.44

C-Class:
Net assets	$851,190
Capital shares outstanding	103,243
Net asset value per share	$8.24

P-Class:
Net assets	$44,130
Capital shares outstanding	4,847
Net asset value per share	$9.10

Institutional Class:
Net assets	$518,596
Capital shares outstanding	64,236
Net asset value per share	$8.07

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends	$121,882
Interest	2,196
Total investment income	124,078

Expenses:
Management fees	50,089
Distribution and service fees:
A-Class	10,811
C-Class	7,270
P-Class	52
Transfer agent/maintenance fees:
A-Class	9,498
C-Class	3,292
P-Class	132
Institutional Class	4,121
Registration fees	35,467
Professional fees	17,895
Fund accounting/administration fees	12,525
Trustees’ fees*	8,743
Custodian fees	4,306
Line of credit fees	182
Miscellaneous	16,196
Total expenses	180,579
Less:
Expenses reimbursed by Adviser:
A-Class	(24,879)
C-Class	(6,190)
P-Class	(225)
Institutional Class	(10,638)
Expenses waived by Adviser	(50,054)
Earnings credits applied	(15)
Total waived/reimbursed expenses	(92,001)
Net expenses	88,578
Net investment income	35,500

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(566,553)
Net realized loss	(566,553)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,621,500)
Net change in unrealized appreciation (depreciation)	(1,621,500)
Net realized and unrealized loss	(2,188,053)
Net decrease in net assets resulting from operations	$(2,152,553)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$35,500	$113,084
Net realized gain (loss) on investments	(566,553)	701,576
Net change in unrealized appreciation (depreciation) on investments	(1,621,500)	(2,007,250)
Net decrease in net assets resulting from operations	(2,152,553)	(1,192,590)

Distributions to shareholders:
A-Class	(326,187)	(1,117,845)
C-Class	(40,256)	(254,536)
P-Class	(1,606)	(1,542)
Institutional Class	(136,363)	(414,600)
Total distributions to shareholders	(504,412)	(1,788,523)

Capital share transactions:
Proceeds from sale of shares
A-Class	465,702	1,804,179
C-Class	66,300	51,146
P-Class	31,592	31,429
Institutional Class	690,176	940,499
Distributions reinvested
A-Class	322,155	1,099,437
C-Class	39,691	249,807
P-Class	1,606	1,542
Institutional Class	136,363	414,577
Cost of shares redeemed
A-Class	(6,077,412)	(3,220,818)
C-Class	(460,359)	(1,129,663)
P-Class	(32,473)	(76)
Institutional Class	(2,463,208)	(1,355,229)
Net decrease from capital share transactions	(7,279,867)	(1,113,170)
Net decrease in net assets	(9,936,832)	(4,094,283)

Net assets:
Beginning of period	14,534,197	18,628,480
End of period	$4,597,365	$14,534,197

Capital share activity:
Shares sold
A-Class	38,944	143,478
C-Class	5,632	4,333
P-Class	3,591	2,490
Institutional Class	68,376	80,364
Shares issued from reinvestment of distributions
A-Class	23,970	98,164
C-Class	3,214	24,277
P-Class	118	136
Institutional Class	11,307	41,088
Shares redeemed
A-Class	(467,335)	(249,860)
C-Class	(41,216)	(94,752)
P-Class	(2,459)	(6)
Institutional Class	(286,348)	(117,331)
Net decrease in shares	(642,206)	(67,619)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.86	$15.56	$15.74	$13.61	$12.78	$16.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.10	.04	.02	.01	.02
Net gain (loss) on investments (realized and unrealized)	(3.47)	(1.28)	.91	2.20	1.81	(.60)
Total from investment operations	(3.43)	(1.18)	.95	2.22	1.82	(.58)
Less distributions from:
Net investment income	(.18)	(.19)	(.15)	(.09)	—	(.09)
Net realized gains	(.26)	(1.33)	(.98)	—	(.99)	(3.37)
Total distributions	(.44)	(1.52)	(1.13)	(.09)	(.99)	(3.46)
Net asset value, end of period	$8.99	$12.86	$15.56	$15.74	$13.61	$12.78

Total Return[c]	(27.80%)	(6.14%)	6.32%	16.41%	14.81%	(5.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,183	$9,751	$11,931	$11,943	$13,283	$12,866
Ratios to average net assets:
Net investment income (loss)	0.54%	0.75%	0.29%	0.15%	0.12%	0.13%
Total expenses[d]	2.63%	2.27%	2.09%	1.87%	2.29%	1.99%
Net expenses[e,f,g]	1.31%	1.30%	1.30%	1.32%	1.32%	1.32%
Portfolio turnover rate	20%	78%	18%	48%	64%	62%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.75	$14.30	$14.51	$12.57	$11.95	$15.96
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	— [h]	(.07)	(.08)	(.08)	(.09)
Net gain (loss) on investments (realized and unrealized)	(3.19)	(1.18)	.84	2.02	1.69	(.55)
Total from investment operations	(3.20)	(1.18)	.77	1.94	1.61	(.64)
Less distributions from:
Net investment income	(.05)	(.04)	—	—	—	—
Net realized gains	(.26)	(1.33)	(.98)	—	(.99)	(3.37)
Total distributions	(.31)	(1.37)	(.98)	—	(.99)	(3.37)
Net asset value, end of period	$8.24	$11.75	$14.30	$14.51	$12.57	$11.95

Total Return[c]	(28.09%)	(6.89%)	5.57%	15.53%	14.02%	(5.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$851	$1,593	$2,884	$4,281	$4,762	$5,173
Ratios to average net assets:
Net investment income (loss)	(0.09%)	0.01%	(0.50%)	(0.60%)	(0.64%)	(0.65%)
Total expenses[d]	3.66%	3.09%	2.94%	2.71%	3.04%	2.72%
Net expenses[e,f,g]	2.06%	2.05%	2.05%	2.07%	2.07%	2.08%
Portfolio turnover rate	20%	78%	18%	48%	64%	62%

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[i]
Per Share Data
Net asset value, beginning of period	$13.01	$15.73	$15.76	$13.60	$12.77	$14.33
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.09	.05	.01	.02	.04
Net gain (loss) on investments (realized and unrealized)	(3.51)	(1.29)	.90	2.22	1.80	(1.60)
Total from investment operations	(3.46)	(1.20)	.95	2.23	1.82	(1.56)
Less distributions from:
Net investment income	(.19)	(.19)	—	(.07)	—	—
Net realized gains	(.26)	(1.33)	(.98)	—	(.99)	—
Total distributions	(.45)	(1.52)	(.98)	(.07)	(.99)	—
Net asset value, end of period	$9.10	$13.01	$15.73	$15.76	$13.60	$12.77

Total Return	(27.68%)	(6.18%)	6.30%	16.35%	14.88%	(10.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44	$47	$15	$14	$11	$9
Ratios to average net assets:
Net investment income (loss)	0.73%	0.72%	0.30%	0.09%	0.13%	0.60%
Total expenses	3.14%	2.73%	2.79%	3.60%	2.50%	4.04%
Net expenses[e,f,g]	1.31%	1.28%	1.30%	1.32%	1.32%	1.31%
Portfolio turnover rate	20%	78%	18%	48%	64%	62%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.60	$14.24	$14.50	$12.54	$11.82	$17.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.12	.07	.04	.04	.05
Net gain (loss) on investments (realized and unrealized)	(3.10)	(1.20)	.84	2.04	1.67	(.49)
Total from investment operations	(3.06)	(1.08)	.91	2.08	1.71	(.44)
Less distributions from:
Net investment income	(.21)	(.23)	(.19)	(.12)	—	(1.41)
Net realized gains	(.26)	(1.33)	(.98)	—	(.99)	(3.37)
Total distributions	(.47)	(1.56)	(1.17)	(.12)	(.99)	(4.78)
Net asset value, end of period	$8.07	$11.60	$14.24	$14.50	$12.54	$11.82

Total Return	(27.71%)	(5.96%)	6.64%	16.65%	15.18%	(5.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$519	$3,143	$3,798	$4,790	$281	$459
Ratios to average net assets:
Net investment income (loss)	0.78%	0.99%	0.50%	0.30%	0.30%	0.33%
Total expenses[d]	2.47%	2.09%	1.91%	1.56%	2.09%	1.70%
Net expenses[e,f,g]	1.05%	1.05%	1.05%	1.07%	1.07%	1.07%
Portfolio turnover rate	20%	78%	18%	48%	64%	62%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	0.00%*
C-Class	—	—	—	0.01%
P-Class	—	—	—	0.74%
Institutional Class	—	—	—	0.00%*

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
P-Class	1.30%	1.28%	1.30%	1.30%	1.30%	1.30%
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%

[h]	Net investment income is less than $0.01 per share.
[i]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.3%
Guggenheim Strategy Fund III	33.3%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.1%
SPDR S&P 500 ETF Trust	1.1%
Microsoft Corp.	0.7%
Apple, Inc.	0.6%
Alphabet, Inc. — Class C	0.6%
Amazon.com, Inc.	0.4%
Johnson & Johnson	0.3%
Facebook, Inc. — Class A	0.3%
Top Ten Total	81.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(14.95%)	(10.62%)	5.30%	8.43%
A-Class Shares with sales charge‡	(18.98%)	(14.86%)	4.28%	7.78%
C-Class Shares	(15.40%)	(11.48%)	4.35%	7.45%
C-Class Shares with CDSC§	(16.23%)	(12.35%)	4.35%	7.45%
S&P 500 Index	(12.31%)	(6.98%)	6.73%	10.53%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(15.00%)	(10.72%)	4.78%
S&P 500 Index		(12.31%)	(6.98%)	6.40%
	6 Month†	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	(14.83%)	(10.42%)	5.67%	8.91%
S&P 500 Index	(12.31%)	(6.98%)	6.73%	10.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
STYLEPLUS—LARGE CORE FUND

	Shares	Value
COMMON STOCKS† - 13.4%

Consumer, Non-cyclical - 4.0%
Johnson & Johnson	3,932	$515,603
Procter & Gamble Co.	3,751	412,610
Merck & Company, Inc.	4,627	356,001
Pfizer, Inc.	10,727	350,129
Medtronic plc	3,427	309,047
Eli Lilly & Co.	2,033	282,018
Philip Morris International, Inc.	3,811	278,051
Amgen, Inc.	1,334	270,442
McKesson Corp.	1,745	236,029
Gilead Sciences, Inc.	3,123	233,475
Kimberly-Clark Corp.	1,791	229,015
Regeneron Pharmaceuticals, Inc.*	381	186,039
Molson Coors Beverage Co. — Class B	4,660	181,787
Abbott Laboratories	2,217	174,943
Sysco Corp.	3,796	173,211
General Mills, Inc.	3,076	162,321
Baxter International, Inc.	1,703	138,267
Becton Dickinson and Co.	595	136,713
Bristol-Myers Squibb Co.	2,447	136,396
Thermo Fisher Scientific, Inc.	475	134,710
AbbVie, Inc.	1,488	113,371
Alexion Pharmaceuticals, Inc.*	1,242	111,519
UnitedHealth Group, Inc.	439	109,478
Anthem, Inc.	478	108,525
Kellogg Co.	1,726	103,543
Edwards Lifesciences Corp.*	526	99,214
Archer-Daniels-Midland Co.	2,601	91,503
Kraft Heinz Co.	3,670	90,796
JM Smucker Co.	812	90,132
Cardinal Health, Inc.	1,790	85,813
Laboratory Corporation of America Holdings*	639	80,763
Illumina, Inc.*	284	77,566
CVS Health Corp.	1,168	69,297
Humana, Inc.	205	64,374
Tyson Foods, Inc. — Class A	997	57,696
Coca-Cola Co.	842	37,258
Cigna Corp.	164	29,057
PepsiCo, Inc.	200	24,020
PayPal Holdings, Inc.*	248	23,744
Danaher Corp.	171	23,668
Total Consumer, Non-cyclical		6,388,144

Communications - 2.6%
Alphabet, Inc. — Class C*	767	891,875
Amazon.com, Inc.*	352	686,301
Facebook, Inc. — Class A*	2,835	472,878
Verizon Communications, Inc.	7,126	382,880
Cisco Systems, Inc.	8,620	338,852
AT&T, Inc.	11,377	331,639
Omnicom Group, Inc.	3,470	190,503
Charter Communications, Inc. — Class A*	371	161,871
Booking Holdings, Inc.*	109	146,640
eBay, Inc.	4,859	146,062
Juniper Networks, Inc.	6,127	117,271
Walt Disney Co.	1,087	105,004
Discovery, Inc. — Class A*	5,172	100,544
Comcast Corp. — Class A	2,797	96,161
Total Communications		4,168,481

Technology - 2.3%
Microsoft Corp.	7,023	1,107,597
Apple, Inc.	3,861	981,814
Intel Corp.	6,993	378,461
Oracle Corp.	5,428	262,335
Activision Blizzard, Inc.	2,617	155,659
Cerner Corp.	2,219	139,775
QUALCOMM, Inc.	1,636	110,676
Seagate Technology plc	2,188	106,775
NVIDIA Corp.	344	90,678
NetApp, Inc.	2,051	85,506
Fidelity National Information Services, Inc.	684	83,202
Micron Technology, Inc.*	1,689	71,039
Adobe, Inc.*	175	55,692
International Business Machines Corp.	223	24,737
Applied Materials, Inc.	528	24,193
salesforce.com, Inc.*	149	21,453
Total Technology		3,699,592

Industrial - 1.6%
Eaton Corporation plc	3,010	233,847
Caterpillar, Inc.	1,894	219,780
Union Pacific Corp.	1,457	205,495
J.B. Hunt Transport Services, Inc.	1,950	179,849
Honeywell International, Inc.	1,329	177,807
CSX Corp.	3,076	176,255
Norfolk Southern Corp.	1,129	164,834
FedEx Corp.	1,350	163,701
CH Robinson Worldwide, Inc.	1,905	126,111
Kansas City Southern	991	126,035
General Electric Co.	15,026	119,307
Garmin Ltd.	1,535	115,064
Old Dominion Freight Line, Inc.	830	108,880
United Parcel Service, Inc. — Class B	1,062	99,212
Emerson Electric Co.	1,906	90,821
Waters Corp.*	386	70,271
Textron, Inc.	2,633	70,222
Lockheed Martin Corp.	193	65,417
3M Co.	461	62,931
Arconic, Inc.	3,099	49,770
Total Industrial		2,625,609

Consumer, Cyclical - 1.5%
Home Depot, Inc.	1,733	323,569
Cummins, Inc.	1,280	173,210
Walmart, Inc.	1,470	167,021
Walgreens Boots Alliance, Inc.	3,077	140,773
Whirlpool Corp.	1,604	137,623
PACCAR, Inc.	2,201	134,547
Southwest Airlines Co.	3,549	126,380
BorgWarner, Inc.	4,969	121,095

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
STYLEPLUS—LARGE CORE FUND

	Shares	Value
General Motors Co.	5,610	$116,576
Aptiv plc	2,171	106,900
Starbucks Corp.	1,572	103,343
Best Buy Company, Inc.	1,605	91,485
Lennar Corp. — Class A	2,162	82,589
DR Horton, Inc.	2,259	76,806
Lowe’s Companies, Inc.	859	73,917
Carnival Corp.	5,149	67,812
United Airlines Holdings, Inc.*	2,098	66,192
PulteGroup, Inc.	2,951	65,866
Delta Air Lines, Inc.	2,069	59,028
NVR, Inc.*	20	51,382
Alaska Air Group, Inc.	1,772	50,449
Hanesbrands, Inc.	6,273	49,368
McDonald’s Corp.	225	37,204
Las Vegas Sands Corp.	709	30,111
NIKE, Inc. — Class B	335	27,718
Total Consumer, Cyclical		2,480,964

Financial - 0.8%
Berkshire Hathaway, Inc. — Class B*	1,625	297,099
JPMorgan Chase & Co.	2,342	210,850
Visa, Inc. — Class A	1,207	194,472
Northern Trust Corp.	1,740	131,300
Bank of America Corp.	5,652	119,992
Mastercard, Inc. — Class A	330	79,715
Travelers Companies, Inc.	612	60,802
Morgan Stanley	1,648	56,032
MetLife, Inc.	1,606	49,095
Citigroup, Inc.	1,060	44,647
Synchrony Financial	2,611	42,011
U.S. Bancorp	726	25,011
Wells Fargo & Co.	817	23,448
Total Financial		1,334,474

Energy - 0.5%
Exxon Mobil Corp.	4,748	180,282
Chevron Corp.	2,062	149,413
ConocoPhillips	4,535	139,678
EOG Resources, Inc.	2,381	85,525
Devon Energy Corp.	9,319	64,394
HollyFrontier Corp.	1,873	45,907
Marathon Oil Corp.	12,528	41,217
Valero Energy Corp.	622	28,214
Halliburton Co.	3,670	25,140
Total Energy		759,770

Utilities - 0.1%
Exelon Corp.	1,756	64,638
PPL Corp.	2,329	57,480
AES Corp.	3,938	53,557
NextEra Energy, Inc.	116	27,912
Total Utilities		203,587

Basic Materials - 0.0%
Linde plc	282	48,786

Total Common Stocks
(Cost $25,210,102)		21,709,407

EXCHANGE-TRADED FUNDS† - 1.1%
SPDR S&P 500 ETF Trust	7,200	1,855,800
Total Exchange-Traded Funds
(Cost $1,659,851)		1,855,800

MUTUAL FUNDS† - 77.7%
Guggenheim Strategy Fund II1	2,250,329	54,120,411
Guggenheim Strategy Fund III[1]	2,245,571	54,050,903
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,838,970	17,966,735
Total Mutual Funds
(Cost $130,010,452)		126,138,049

MONEY MARKET FUND† - 6.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[2]	10,137,877	10,137,877
Total Money Market Fund
(Cost $10,137,877)		10,137,877

Total Investments - 98.4%
(Cost $167,018,282)		$159,841,133
Other Assets & Liabilities, net - 1.6%		2,565,452
Total Net Assets - 100.0%		$162,406,585

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
STYLEPLUS—LARGE CORE FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	74	Jun 2020	$9,518,250	$568,392

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Citibank N.A., New York	S&P 500 Index Total Return	2.28% (3 Month USD LIBOR + 0.19%)	At Maturity	10/30/20	24,372	$128,409,244	$(18,032,112)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$21,709,407	$—	$—	$21,709,407
Exchange-Traded Funds	1,855,800	—	—	1,855,800
Mutual Funds	126,138,049	—	—	126,138,049
Money Market Fund	10,137,877	—	—	10,137,877
Equity Futures Contracts**	568,392	—	—	568,392
Total Assets	$160,409,525	$—	$—	$160,409,525

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$18,032,112	$—	$18,032,112

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
STYLEPLUS—LARGE CORE FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$60,780,681	$832,231	$(5,712,423)	$(46,795)	$(1,733,283)	$54,120,411	2,250,329	$832,231
Guggenheim Strategy Fund III	68,129,466	937,072	(13,219,459)	(206,849)	(1,589,327)	54,050,903	2,245,571	937,071
Guggenheim Ultra Short Duration Fund — Institutional Class	22,398,499	21,578,461	(26,004,996)	50,782	(56,011)	17,966,735	1,838,970	243,480
	$151,308,646	$23,347,764	$(44,936,878)	$(202,862)	$(3,378,621)	$126,138,049		$2,012,782

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $37,007,830)	$33,703,084
Investments in affiliated issuers, at value (cost $130,010,452)	126,138,049
Segregated cash with broker	18,302,000
Prepaid expenses	43,883
Receivables:
Securities sold	4,328,953
Dividends	284,354
Fund shares sold	5,077
Interest	2,219
Total assets	182,807,619

Liabilities:
Unrealized depreciation on OTC swap agreements	18,032,112
Payable for:
Swap settlement	1,689,492
Securities purchased	239,363
Variation margin on futures contracts	130,271
Management fees	100,977
Fund shares redeemed	65,028
Distribution and service fees	34,189
Transfer agent/maintenance fees	13,514
Fund accounting/administration fees	8,018
Trustees’ fees*	1,177
Miscellaneous	86,893
Total liabilities	20,401,034
Net assets	$162,406,585

Net assets consist of:
Paid in capital	$189,978,043
Total distributable earnings (loss)	(27,571,458)
Net assets	$162,406,585

A-Class:
Net assets	$157,789,621
Capital shares outstanding	9,204,255
Net asset value per share	$17.14
Maximum offering price per share (Net asset value divided by 95.25%)	$17.99

C-Class:
Net assets	$737,539
Capital shares outstanding	62,122
Net asset value per share	$11.87

P-Class:
Net assets	$171,818
Capital shares outstanding	10,157
Net asset value per share	$16.92

Institutional Class:
Net assets	$3,707,607
Capital shares outstanding	218,255
Net asset value per share	$16.99

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$502,241
Dividends from securities of affiliated issuers	2,012,782
Interest	81,319
Total investment income	2,596,342

Expenses:
Management fees	764,563
Distribution and service fees:
A-Class	248,844
C-Class	4,594
P-Class	296
Transfer agent/maintenance fees:
A-Class	82,876
C-Class	1,478
P-Class	303
Institutional Class	1,880
Fund accounting/administration fees	78,548
Prime broker interest expense	76,304
Professional fees	27,633
Tax expense	19,892
Trustees’ fees*	10,892
Custodian fees	9,671
Line of credit fees	2,439
Miscellaneous	82,155
Total expenses	1,412,368
Less:
Expenses waived by Adviser	(29,869)
Earnings credits applied	(1,681)
Total waived expenses	(31,550)
Net expenses	1,380,818
Net investment income	1,215,524

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,236,004)
Investments in affiliated issuers	(202,862)
Swap agreements	(830,951)
Futures contracts	(1,667,401)
Net realized loss	(3,937,218)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,846,474)
Investments in affiliated issuers	(3,378,621)
Swap agreements	(18,032,112)
Futures contracts	607,607
Net change in unrealized appreciation (depreciation)	(25,649,600)
Net realized and unrealized loss	(29,586,818)
Net decrease in net assets resulting from operations	$(28,371,294)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,215,524	$2,971,431
Net realized gain (loss) on investments	(3,937,218)	1,486,957
Net change in unrealized appreciation (depreciation) on investments	(25,649,600)	(3,474,377)
Net increase (decrease) in net assets resulting from operations	(28,371,294)	984,011

Distributions to shareholders:
A-Class	(3,244,843)	(33,235,169)
C-Class	(12,363)	(243,784)
P-Class	(3,753)	(57,515)
Institutional Class	(66,049)	(818,298)
Total distributions to shareholders	(3,327,008)	(34,354,766)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,476,629	8,230,249
C-Class	97,784	282,941
P-Class	7,287	68,423
Institutional Class	1,314,584	1,679,246
Distributions reinvested
A-Class	3,042,509	31,501,637
C-Class	11,771	241,526
P-Class	3,753	57,515
Institutional Class	59,852	755,670
Cost of shares redeemed
A-Class	(13,481,801)	(28,897,196)
C-Class	(196,919)	(515,190)
P-Class	(38,755)	(141,618)
Institutional Class	(709,141)	(4,457,139)
Net increase (decrease) from capital share transactions	(7,412,447)	8,806,064
Net decrease in net assets	(39,110,749)	(24,564,691)

Net assets:
Beginning of period	201,517,334	226,082,025
End of period	$162,406,585	$201,517,334

Capital share activity:
Shares sold
A-Class	110,933	418,821
C-Class	6,674	19,388
P-Class	332	3,096
Institutional Class	66,813	79,717
Shares issued from reinvestment of distributions
A-Class	139,629	1,858,504
C-Class	777	20,382
P-Class	174	3,435
Institutional Class	2,773	45,011
Shares redeemed
A-Class	(646,116)	(1,462,254)
C-Class	(13,725)	(38,707)
P-Class	(2,006)	(7,893)
Institutional Class	(35,774)	(217,211)
Net increase (decrease) in shares	(369,516)	722,289

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$20.48	$24.78	$25.23	$21.86	$21.14	$24.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.30	.30	.24	.16	.11
Net gain (loss) on investments (realized and unrealized)	(3.13)	(.72)	3.52	3.72	3.04	(.12)
Total from investment operations	(3.00)	(.42)	3.82	3.96	3.20	(.01)
Less distributions from:
Net investment income	(.31)	(.30)	(.24)	(.16)	(.13)	(.22)
Net realized gains	(.03)	(3.58)	(4.03)	(.43)	(2.35)	(3.16)
Total distributions	(.34)	(3.88)	(4.27)	(.59)	(2.48)	(3.38)
Net asset value, end of period	$17.14	$20.48	$24.78	$25.23	$21.86	$21.14

Total Return[c]	(14.95%)	1.50%	16.60%	18.58%	16.13%	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,790	$196,563	$217,697	$206,033	$188,979	$177,748
Ratios to average net assets:
Net investment income (loss)	1.19%	1.48%	1.27%	1.03%	0.79%	0.48%
Total expenses[d]	1.38%	1.31%	1.34%	1.38%	1.33%	1.32%
Net expenses[e]	1.36%	1.28%	1.31%	1.34%	1.31%	1.32%
Portfolio turnover rate	35%	51%	46%	30%	50%	65%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$14.22	$18.41	$19.74	$17.22	$17.17	$20.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	.08	.06	.03	(.02)	(.08)
Net gain (loss) on investments (realized and unrealized)	(2.17)	(.69)	2.69	2.92	2.42	(.06)
Total from investment operations	(2.15)	(.61)	2.75	2.95	2.40	(.14)
Less distributions from:
Net investment income	(.17)	—	(.05)	—	—	(.08)
Net realized gains	(.03)	(3.58)	(4.03)	(.43)	(2.35)	(3.16)
Total distributions	(.20)	(3.58)	(4.08)	(.43)	(2.35)	(3.24)
Net asset value, end of period	$11.87	$14.22	$18.41	$19.74	$17.22	$17.17

Total Return[c]	(15.40%)	0.60%	15.56%	17.59%	15.00%	(1.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$738	$973	$1,239	$2,376	$2,650	$2,767
Ratios to average net assets:
Net investment income (loss)	0.21%	0.58%	0.33%	0.19%	(0.14%)	(0.44%)
Total expenses[d]	2.37%	2.23%	2.24%	2.23%	2.27%	2.25%
Net expenses[e]	2.34%	2.19%	2.21%	2.20%	2.25%	2.25%
Portfolio turnover rate	35%	51%	46%	30%	50%	65%

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$20.21	$24.49	$25.03	$21.75	$21.11	$23.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.29	.26	.22	.21	.03
Net gain (loss) on investments (realized and unrealized)	(3.07)	(.73)	3.45	3.68	2.97	(2.04)
Total from investment operations	(2.96)	(.44)	3.71	3.90	3.18	(2.01)
Less distributions from:
Net investment income	(.30)	(.26)	(.22)	(.19)	(.19)	—
Net realized gains	(.03)	(3.58)	(4.03)	(.43)	(2.35)	—
Total distributions	(.33)	(3.84)	(4.25)	(.62)	(2.54)	—
Net asset value, end of period	$16.92	$20.21	$24.49	$25.03	$21.75	$21.11

Total Return	(15.00%)	1.47%	16.23%	18.43%	16.08%	(8.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172	$236	$319	$508	$405	$14
Ratios to average net assets:
Net investment income (loss)	1.02%	1.45%	1.06%	0.93%	1.02%	0.31%
Total expenses[d]	1.56%	1.36%	1.56%	1.47%	1.22%	1.38%
Net expenses[e]	1.53%	1.33%	1.53%	1.44%	1.19%	1.38%
Portfolio turnover rate	35%	51%	46%	30%	50%	65%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$20.31	$24.65	$25.13	$21.78	$21.00	$24.42
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.35	.37	.32	.24	.12
Net gain (loss) on investments (realized and unrealized)	(3.08)	(.75)	3.51	3.69	3.10	(.10)
Total from investment operations	(2.93)	(.40)	3.88	4.01	3.34	.02
Less distributions from:
Net investment income	(.36)	(.36)	(.33)	(.23)	(.21)	(.28)
Net realized gains	(.03)	(3.58)	(4.03)	(.43)	(2.35)	(3.16)
Total distributions	(.39)	(3.94)	(4.36)	(.66)	(2.56)	(3.44)
Net asset value, end of period	$16.99	$20.31	$24.65	$25.13	$21.78	$21.00

Total Return	(14.83%)	1.74%	16.96%	18.96%	17.00%	(0.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,708	$3,747	$6,826	$5,631	$4,247	$303
Ratios to average net assets:
Net investment income (loss)	1.41%	1.73%	1.57%	1.35%	1.11%	0.52%
Total expenses[d]	1.16%	1.09%	1.06%	1.05%	0.99%	1.25%
Net expenses[e]	1.13%	1.06%	1.03%	1.01%	0.97%	1.25%
Portfolio turnover rate	35%	51%	46%	30%	50%	65%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.1%
Guggenheim Strategy Fund III	33.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.9%
iShares S&P MidCap 400 Growth Index Fund	1.1%
Gentex Corp.	0.2%
Domino’s Pizza, Inc.	0.2%
Teradyne, Inc.	0.2%
Hill-Rom Holdings, Inc.	0.2%
Carlisle Companies, Inc.	0.2%
Trimble, Inc.	0.2%
Top Ten Total	80.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(17.89%)	(14.91%)	3.41%	8.58%
A-Class Shares with sales charge‡	(21.80%)	(18.96%)	2.41%	7.94%
C-Class Shares	(18.25%)	(15.65%)	2.53%	7.66%
C-Class Shares with CDSC§	(19.05%)	(16.47%)	2.53%	7.66%
Russell Midcap Growth Index	(13.50%)	(9.45%)	5.61%	10.89%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(17.93%)	(15.00%)	3.23%
Russell Midcap Growth Index		(13.50%)	(9.45%)	5.63%
	6 Month†	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	(17.82%)	(14.81%)	3.54%	7.93%
Russell Midcap Growth Index	(13.50%)	(9.45%)	5.61%	9.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.5%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
STYLEPLUS—MID GROWTH FUND

	Shares	Value
COMMON STOCKS† - 13.6%

Industrial - 4.2%
Gentex Corp.	7,295	$161,657
Carlisle Companies, Inc.	1,047	131,168
Trimble, Inc.*	3,939	125,378
Lincoln Electric Holdings, Inc.	1,771	122,199
Knight-Swift Transportation Holdings, Inc.	3,572	117,161
ITT, Inc.	2,262	102,604
Hubbell, Inc.	879	100,857
Oshkosh Corp.	1,559	100,290
National Instruments Corp.	2,900	95,932
Landstar System, Inc.	982	94,134
Timken Co.	2,694	87,124
Kansas City Southern	666	84,702
AGCO Corp.	1,791	84,625
Old Dominion Freight Line, Inc.	597	78,362
Owens Corning	1,900	73,739
Expeditors International of Washington, Inc.	1,083	72,258
MasTec, Inc.*	1,922	62,907
Werner Enterprises, Inc.	1,734	62,875
Emerson Electric Co.	1,254	59,753
Masco Corp.	1,692	58,492
Cognex Corp.	1,382	58,348
Nordson Corp.	431	58,215
J.B. Hunt Transport Services, Inc.	620	57,183
Teledyne Technologies, Inc.*	187	55,589
Littelfuse, Inc.	398	53,101
Universal Display Corp.	398	52,449
Curtiss-Wright Corp.	532	49,162
Woodward, Inc.	821	48,800
Arconic, Inc.	2,924	46,959
Mettler-Toledo International, Inc.*	67	46,264
Garmin Ltd.	616	46,175
Jabil, Inc.	1,743	42,843
Rockwell Automation, Inc.	278	41,953
PerkinElmer, Inc.	547	41,178
Kirby Corp.*	910	39,558
TE Connectivity Ltd.	608	38,292
Waters Corp.*	209	38,049
EMCOR Group, Inc.	584	35,811
Moog, Inc. — Class A	539	27,236
Graco, Inc.	209	10,185
Trex Company, Inc.*	119	9,537
Coherent, Inc.*	87	9,258
Tetra Tech, Inc.	127	8,969
Total Industrial		2,791,331

Consumer, Non-cyclical - 3.7%
Hill-Rom Holdings, Inc.	1,324	133,194
Service Corporation International	3,080	120,459
West Pharmaceutical Services, Inc.	743	113,122
Post Holdings, Inc.*	1,291	107,114
Masimo Corp.*	595	105,386
Bio-Techne Corp.	512	97,086
PRA Health Sciences, Inc.*	1,122	93,171
Exelixis, Inc.*	5,171	89,044
Hologic, Inc.*	2,392	83,959
Integra LifeSciences Holdings Corp.*	1,821	81,344
Haemonetics Corp.*	793	79,030
Catalent, Inc.*	1,431	74,340
Bio-Rad Laboratories, Inc. — Class A*	212	74,319
STERIS plc	493	69,005
ICU Medical, Inc.*	335	67,593
Baxter International, Inc.	796	64,627
Alexion Pharmaceuticals, Inc.*	694	62,314
Kimberly-Clark Corp.	473	60,483
Encompass Health Corp.	941	60,252
Penumbra, Inc.*	349	56,304
Charles River Laboratories International, Inc.*	441	55,659
Molson Coors Beverage Co. — Class B	1,353	52,781
Globus Medical, Inc. — Class A*	1,224	52,057
Regeneron Pharmaceuticals, Inc.*	104	50,782
NuVasive, Inc.*	987	50,002
Helen of Troy Ltd.*	339	48,826
HealthEquity, Inc.*	913	46,188
Syneos Health, Inc.*	1,015	40,011
Edwards Lifesciences Corp.*	211	39,799
WEX, Inc.*	376	39,311
Deluxe Corp.	1,496	38,791
LivaNova plc*	829	37,512
Incyte Corp.*	481	35,224
Arrowhead Pharmaceuticals, Inc.*	1,057	30,410
MEDNAX, Inc.*	2,540	29,566
Aaron’s, Inc.	1,232	28,065
Varian Medical Systems, Inc.*	234	24,023
Laboratory Corporation of America Holdings*	186	23,509
Brink’s Co.	301	15,667
Sabre Corp.	2,515	14,914
Total Consumer, Non-cyclical		2,445,243

Consumer, Cyclical - 2.2%
Domino’s Pizza, Inc.	480	155,554
Pool Corp.	582	114,520
Brunswick Corp.	2,521	89,168
PACCAR, Inc.	1,128	68,955
Deckers Outdoor Corp.*	512	68,608
Dunkin’ Brands Group, Inc.	1,268	67,331
Cummins, Inc.	491	66,442
Polaris, Inc.	1,354	65,195
Wyndham Hotels & Resorts, Inc.	1,998	62,957
Wyndham Destinations, Inc.	2,600	56,420
Tempur Sealy International, Inc.*	1,195	52,233
Casey’s General Stores, Inc.	390	51,671
Toll Brothers, Inc.	2,665	51,302
PulteGroup, Inc.	1,982	44,238
Marriott Vacations Worldwide Corp.	761	42,296
DR Horton, Inc.	1,101	37,434
Five Below, Inc.*	510	35,894
Skechers U.S.A., Inc. — Class A*	1,461	34,684
Visteon Corp.*	661	31,715

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
STYLEPLUS—MID GROWTH FUND

	Shares	Value
Williams-Sonoma, Inc.	695	$29,551
Jack in the Box, Inc.	739	25,902
Choice Hotels International, Inc.	380	23,275
KB Home	1,270	22,987
Hilton Worldwide Holdings, Inc.	295	20,131
VF Corp.	364	19,685
RH*	194	19,491
Six Flags Entertainment Corp.	1,390	17,431
Scientific Games Corp. — Class A*	1,659	16,092
Toro Co.	232	15,101
Eldorado Resorts, Inc.*	937	13,493
Scotts Miracle-Gro Co. — Class A	106	10,854
Total Consumer, Cyclical		1,430,610

Technology - 1.5%
Teradyne, Inc.	2,507	135,804
Fair Isaac Corp.*	271	83,384
Tyler Technologies, Inc.*	263	77,995
Cerner Corp.	1,176	74,076
Teradata Corp.*	2,468	50,569
Citrix Systems, Inc.	347	49,118
Seagate Technology plc	969	47,287
Lumentum Holdings, Inc.*	632	46,578
Silicon Laboratories, Inc.*	545	46,549
NetApp, Inc.	1,058	44,108
Perspecta, Inc.	2,391	43,612
Synaptics, Inc.*	744	43,055
CDK Global, Inc.	1,241	40,767
MKS Instruments, Inc.	474	38,607
Maxim Integrated Products, Inc.	712	34,610
Skyworks Solutions, Inc.	315	28,155
CACI International, Inc. — Class A*	93	19,637
Manhattan Associates, Inc.*	298	14,846
Cabot Microelectronics Corp.	96	10,958
PTC, Inc.*	174	10,651
j2 Global, Inc.*	134	10,030
Blackbaud, Inc.	176	9,777
ACI Worldwide, Inc.*	400	9,660
Monolithic Power Systems, Inc.	57	9,545
Total Technology		979,378

Communications - 0.8%
Cable One, Inc.	53	87,133
New York Times Co. — Class A	2,330	71,554
FactSet Research Systems, Inc.	273	71,166
Ciena Corp.*	1,764	70,225
Yelp, Inc. — Class A*	3,360	60,581
Viavi Solutions, Inc.*	4,571	51,241
Etsy, Inc.*	1,202	46,205
eBay, Inc.	1,478	44,428
Omnicom Group, Inc.	377	20,697
Total Communications		523,230

Financial - 0.8%
RenaissanceRe Holdings Ltd.	292	43,602
SEI Investments Co.	921	42,679
Western Union Co.	1,987	36,024
Brown & Brown, Inc.	922	33,395
Cousins Properties, Inc. REIT	1,004	29,387
Camden Property Trust REIT	366	29,002
CyrusOne, Inc. REIT	463	28,590
Kilroy Realty Corp. REIT	436	27,773
Commerce Bancshares, Inc.	532	26,786
Douglas Emmett, Inc. REIT	856	26,117
Omega Healthcare Investors, Inc. REIT	941	24,974
National Retail Properties, Inc. REIT	746	24,014
Healthcare Realty Trust, Inc. REIT	736	20,557
Jones Lang LaSalle, Inc.	203	20,499
American Campus Communities, Inc. REIT	601	16,678
Highwoods Properties, Inc. REIT	451	15,974
Weingarten Realty Investors REIT	1,031	14,877
Brixmor Property Group, Inc. REIT	1,542	14,649
EastGroup Properties, Inc. REIT	96	10,030
Alleghany Corp.	18	9,942
PS Business Parks, Inc. REIT	73	9,893
Total Financial		505,442

Energy - 0.3%
Murphy USA, Inc.*	578	48,760
SolarEdge Technologies, Inc.*	435	35,618
Cabot Oil & Gas Corp. — Class A	1,835	31,544
EOG Resources, Inc.	841	30,209
WPX Energy, Inc.*	6,036	18,410
Cimarex Energy Co.	920	15,484
Murphy Oil Corp.	2,395	14,681
Devon Energy Corp.	1,449	10,012
Marathon Oil Corp.	2,697	8,873
Matador Resources Co.*	3,157	7,829
Total Energy		221,420

Basic Materials - 0.1%
Reliance Steel & Aluminum Co.	305	26,715
RPM International, Inc.	273	16,244
Royal Gold, Inc.	106	9,297
Total Basic Materials		52,256

Utilities - 0.0%
Essential Utilities, Inc.	986	40,130

Total Common Stocks
(Cost $11,678,446)		8,989,040

EXCHANGE-TRADED FUNDS† - 1.1%
iShares S&P MidCap 400 Growth Index Fund	4,000	713,840
Total Exchange-Traded Funds
(Cost $704,380)		713,840

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
STYLEPLUS—MID GROWTH FUND

	Shares	Value
MUTUAL FUNDS† - 78.1%
Guggenheim Strategy Fund II1	906,682	$21,805,691
Guggenheim Strategy Fund III[1]	904,474	21,770,683
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	805,345	7,868,222
Total Mutual Funds
(Cost $52,930,206)		51,444,596

MONEY MARKET FUND† - 8.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[2]	5,500,662	5,500,662
Total Money Market Fund
(Cost $5,500,662)		5,500,662

Total Investments - 101.2%
(Cost $70,813,694)		$66,648,138
Other Assets & Liabilities, net - (1.2)%		(772,835)
Total Net Assets - 100.0%		$65,875,303

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	12	Jun 2020	$1,728,000	$183,495
NASDAQ-100 Index Mini Futures Contracts	3	Jun 2020	467,850	38,753
S&P 500 Index Mini Futures Contracts	4	Jun 2020	514,500	38,074
			$2,710,350	$260,322

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index Total Return	2.01% (3 Month USD LIBOR + 0.10%)	At Maturity	11/03/20	18,161	$53,088,598	$(8,289,607)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2020.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
STYLEPLUS—MID GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,989,040	$—	$—	$8,989,040
Exchange-Traded Funds	713,840	—	—	713,840
Mutual Funds	51,444,596	—	—	51,444,596
Money Market Fund	5,500,662	—	—	5,500,662
Equity Futures Contracts**	260,322	—	—	260,322
Total Assets	$66,908,460	$—	$—	$66,908,460

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$8,289,607	$—	$8,289,607

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$29,609,705	$400,734	$(7,439,833)	$(79,340)	$(685,575)	$21,805,691	906,682	$400,734
Guggenheim Strategy Fund III	27,841,081	382,940	(5,713,891)	(102,836)	(636,611)	21,770,683	904,474	382,940
Guggenheim Ultra Short Duration Fund — Institutional Class	8,411,350	11,260,148	(11,867,978)	23,361	41,341	7,868,222	805,345	80,187
	$65,862,136	$12,043,822	$(25,021,702)	$(158,815)	$(1,280,845)	$51,444,596		$863,861

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $17,883,488)	$15,203,542
Investments in affiliated issuers, at value (cost $52,930,206)	51,444,596
Cash	83,795
Segregated cash with broker	8,157,000
Prepaid expenses	36,400
Receivables:
Dividends	109,903
Securities sold	14,449
Fund shares sold	5,590
Interest	2,009
Total assets	75,057,284

Liabilities:
Unrealized depreciation on OTC swap agreements	8,289,607
Payable for:
Swap settlement	651,111
Securities purchased	100,110
Management fees	42,278
Variation margin on futures contracts	27,255
Distribution and service fees	15,226
Fund shares redeemed	9,364
Transfer agent/maintenance fees	8,090
Fund accounting/administration fees	3,333
Trustees’ fees*	919
Miscellaneous	34,688
Total liabilities	9,181,981
Net assets	$65,875,303

Net assets consist of:
Paid in capital	$80,319,592
Total distributable earnings (loss)	(14,444,289)
Net assets	$65,875,303

A-Class:
Net assets	$63,580,232
Capital shares outstanding	1,996,601
Net asset value per share	$31.84
Maximum offering price per share (Net asset value divided by 95.25%)	$33.43

C-Class:
Net assets	$1,194,333
Capital shares outstanding	58,398
Net asset value per share	$20.45

P-Class:
Net assets	$75,265
Capital shares outstanding	2,390
Net asset value per share	$31.49

Institutional Class:
Net assets	$1,025,473
Capital shares outstanding	32,235
Net asset value per share	$31.81

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

STYLEPLUS—MID GROWTH FUND

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$123,005
Dividends from securities of affiliated issuers	863,861
Interest	25,285
Total investment income	1,012,151

Expenses:
Management fees	321,730
Distribution and service fees:
A-Class	103,591
C-Class	8,508
P-Class	130
Transfer agent/maintenance fees:
A-Class	46,791
C-Class	1,872
P-Class	111
Institutional Class	1,148
Registration fees	39,640
Fund accounting/administration fees	33,054
Professional fees	21,523
Prime broker interest expense	18,892
Custodian fees	9,604
Trustees’ fees*	9,560
Tax expense	8,118
Line of credit fees	1,040
Miscellaneous	27,032
Total expenses	652,344
Less:
Expenses waived by Adviser	(9,841)
Earnings credits applied	(432)
Total waived expenses	(10,273)
Net expenses	642,071
Net investment income	370,080

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,084,141)
Investments in affiliated issuers	(158,815)
Swap agreements	(199,017)
Futures contracts	(1,122,570)
Net realized loss	(2,564,543)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,283,859)
Investments in affiliated issuers	(1,280,845)
Swap agreements	(8,289,607)
Futures contracts	275,389
Net change in unrealized appreciation (depreciation)	(12,578,922)
Net realized and unrealized loss	(15,143,465)
Net decrease in net assets resulting from operations	$(14,773,385)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$370,080	$948,570
Net realized gain (loss) on investments	(2,564,543)	1,250,158
Net change in unrealized appreciation (depreciation) on investments	(12,578,922)	(283,287)
Net increase (decrease) in net assets resulting from operations	(14,773,385)	1,915,441

Distributions to shareholders:
A-Class	(1,858,324)	(15,751,937)
C-Class	(39,450)	(404,113)
P-Class	(2,046)	(21,229)
Institutional Class	(23,966)	(165,670)
Total distributions to shareholders	(1,923,786)	(16,342,949)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,249,300	7,824,230
C-Class	915,313	481,877
P-Class	25,481	13,250
Institutional Class	559,486	740,878
Distributions reinvested
A-Class	1,767,121	15,152,789
C-Class	31,434	399,145
P-Class	2,046	21,229
Institutional Class	23,138	158,129
Cost of shares redeemed
A-Class	(6,608,299)	(13,619,860)
C-Class	(898,317)	(670,235)
P-Class	(27,608)	(44,190)
Institutional Class	(240,543)	(613,555)
Net increase (decrease) from capital share transactions	(3,201,448)	9,843,687
Net decrease in net assets	(19,898,619)	(4,583,821)

Net assets:
Beginning of period	85,773,922	90,357,743
End of period	$65,875,303	$85,773,922

Capital share activity:
Shares sold
A-Class	29,785	204,461
C-Class	32,729	20,362
P-Class	656	343
Institutional Class	13,416	18,602
Shares issued from reinvestment of distributions
A-Class	42,510	481,032
C-Class	1,175	19,433
P-Class	50	681
Institutional Class	557	5,020
Shares redeemed
A-Class	(170,468)	(351,396)
C-Class	(41,079)	(25,905)
P-Class	(679)	(1,197)
Institutional Class	(6,249)	(16,682)
Net increase (decrease) in shares	(97,597)	354,754

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$39.64	$49.70	$47.34	$40.52	$41.49	$45.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.45	.41	.34	.19	.07
Net gain (loss) on investments (realized and unrealized)	(7.07)	(1.58)	7.70	6.72	4.25	.63
Total from investment operations	(6.89)	(1.13)	8.11	7.06	4.44	.70
Less distributions from:
Net investment income	(.45)	(.41)	(.24)	(.24)	(.05)	—
Net realized gains	(.46)	(8.52)	(5.51)	—	(5.36)	(5.03)
Total distributions	(.91)	(8.93)	(5.75)	(.24)	(5.41)	(5.03)
Net asset value, end of period	$31.84	$39.64	$49.70	$47.34	$40.52	$41.49

Total Return[c]	(17.89%)	2.34%	18.51%	17.54%	11.55%	1.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,580	$83,027	$87,509	$77,049	$72,179	$73,178
Ratios to average net assets:
Net investment income (loss)	0.88%	1.13%	0.87%	0.78%	0.48%	0.16%
Total expenses[d]	1.51%	1.44%	1.55%	1.45%	1.45%	1.47%
Net expenses[e]	1.48%	1.41%	1.52%	1.42%	1.43%	1.47%
Portfolio turnover rate	42%	73%	52%	43%	61%	75%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$25.66	$35.78	$35.64	$30.58	$32.78	$37.48
Income (loss) from investment operations:
Net investment income (loss)[b]	(—)[f]	.08	.02	(.03)	(.12)	(.25)
Net gain (loss) on investments (realized and unrealized)	(4.52)	(1.68)	5.63	5.09	3.28	.58
Total from investment operations	(4.52)	(1.60)	5.65	5.06	3.16	.33
Less distributions from:
Net investment income	(.23)	—	—	—	—	—
Net realized gains	(.46)	(8.52)	(5.51)	—	(5.36)	(5.03)
Total distributions	(.69)	(8.52)	(5.51)	—	(5.36)	(5.03)
Net asset value, end of period	$20.45	$25.66	$35.78	$35.64	$30.58	$32.78

Total Return[c]	(18.25%)	1.46%	17.51%	16.55%	10.55%	0.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,194	$1,683	$1,849	$3,984	$3,760	$4,762
Ratios to average net assets:
Net investment income (loss)	(0.02%)	0.30%	0.05%	(0.08%)	(0.42%)	(0.68%)
Total expenses[d]	2.36%	2.27%	2.33%	2.31%	2.34%	2.31%
Net expenses[e]	2.34%	2.24%	2.30%	2.27%	2.32%	2.31%
Portfolio turnover rate	42%	73%	52%	43%	61%	75%

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$39.17	$49.12	$46.83	$40.27	$41.48	$45.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.41	.32	.24	.26	— [f]
Net gain (loss) on investments (realized and unrealized)	(6.97)	(1.58)	7.61	6.65	4.09	(4.48)
Total from investment operations	(6.82)	(1.17)	7.93	6.89	4.35	(4.48)
Less distributions from:
Net investment income	(.40)	(.26)	(.13)	(.33)	(.20)	—
Net realized gains	(.46)	(8.52)	(5.51)	—	(5.36)	—
Total distributions	(.86)	(8.78)	(5.64)	(.33)	(5.56)	—
Net asset value, end of period	$31.49	$39.17	$49.12	$46.83	$40.27	$41.48

Total Return	(17.93%)	2.22%	18.26%	17.27%	11.36%	(9.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75	$93	$125	$121	$102	$11
Ratios to average net assets:
Net investment income (loss)	0.75%	1.04%	0.67%	0.55%	0.69%	—
Total expenses[d]	1.61%	1.55%	1.68%	1.66%	1.39%	1.49%
Net expenses[e]	1.58%	1.51%	1.64%	1.63%	1.35%	1.49%
Portfolio turnover rate	42%	73%	52%	43%	61%	75%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$39.64	$49.80	$47.48	$40.59	$41.64	$45.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.51	.53	.42	.19	.11
Net gain (loss) on investments (realized and unrealized)	(7.04)	(1.63)	7.71	6.78	4.25	.60
Total from investment operations	(6.84)	(1.12)	8.24	7.20	4.44	.71
Less distributions from:
Net investment income	(.53)	(.52)	(.41)	(.31)	(.13)	—
Net realized gains	(.46)	(8.52)	(5.51)	—	(5.36)	(5.03)
Total distributions	(.99)	(9.04)	(5.92)	(.31)	(5.49)	(5.03)
Net asset value, end of period	$31.81	$39.64	$49.80	$47.48	$40.59	$41.64

Total Return	(17.82%)	2.42%	18.77%	17.88%	11.50%	1.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,025	$972	$875	$1,743	$113	$54
Ratios to average net assets:
Net investment income (loss)	0.99%	1.28%	1.11%	0.95%	0.48%	0.23%
Total expenses[d]	1.36%	1.31%	1.26%	1.26%	1.46%	1.41%
Net expenses[e]	1.33%	1.28%	1.23%	1.22%	1.44%	1.41%
Portfolio turnover rate	42%	73%	52%	43%	61%	75%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net investment income is less than $0.01 per share.
[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
United States	56.3%
Canada	6.1%
Japan	5.9%
Australia	4.7%
Switzerland	4.6%
Finland	4.1%
Ireland	3.1%
Other	15.2%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	3.3%
Apple, Inc.	2.5%
Amazon.com, Inc.	1.6%
Home Depot, Inc.	1.6%
Verizon Communications, Inc.	1.5%
Roche Holding AG	1.5%
Alphabet, Inc. — Class C	1.3%
Mastercard, Inc. — Class A	1.2%
PepsiCo, Inc.	1.1%
Accenture plc — Class A	1.1%
Top Ten Total	16.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(18.61%)	(15.51%)	0.72%	3.53%
A-Class Shares with sales charge‡	(22.47%)	(19.51%)	(0.26%)	2.91%
C-Class Shares	(18.90%)	(16.15%)	(0.03%)	2.76%
C-Class Shares with CDSC§	(19.70%)	(16.97%)	(0.03%)	2.76%
MSCI World Index	(14.30%)	(10.39%)	3.25%	6.57%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(18.63%)	(15.51%)	0.54%
MSCI World Index		(14.30%)	(10.39%)	2.71%
	6 Month†	1 Year	5 Year	Since Inception (05/02/11)
Institutional Class Shares	(18.51%)	(15.28%)	1.00%	2.29%
MSCI World Index	(14.30%)	(10.39%)	3.25%	5.37%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
WORLD EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS† - 97.6%

Financial - 25.1%
Mastercard, Inc. — Class A	1,782	$430,460
Zurich Insurance Group AG††	1,073	377,062
Intercontinental Exchange, Inc.	4,030	325,423
Extra Space Storage, Inc. REIT	3,076	294,558
Australia & New Zealand Banking Group Ltd.††	26,851	281,572
Sampo Oyj — Class A††	9,260	266,993
Commonwealth Bank of Australia††	6,892	260,012
Marsh & McLennan Companies, Inc.	2,987	258,256
Medical Properties Trust, Inc. REIT	14,928	258,105
Nordea Bank Abp*,††	44,303	249,241
Aviva plc††	75,190	247,356
Westpac Banking Corp.††	23,998	246,456
Cboe Global Markets, Inc.	2,700	240,975
Swiss Life Holding AG††	715	240,057
Mizuho Financial Group, Inc.††	207,300	237,853
Covivio REIT††	3,788	212,620
Chubb Ltd.	1,860	207,743
Public Storage REIT	1,008	200,199
Tryg A/S††	8,200	199,629
Annaly Capital Management, Inc. REIT	37,415	189,694
Aflac, Inc.	5,232	179,144
Alexandria Real Estate Equities, Inc. REIT	1,300	178,178
SmartCentres Real Estate Investment Trust	13,222	177,075
Sun Hung Kai Properties Ltd.††	13,521	176,785
Assicurazioni Generali SpA††	12,948	175,282
VEREIT, Inc.	35,500	173,595
RioCan Real Estate Investment Trust	14,920	171,074
Invesco Ltd.	17,300	157,084
Bank of Nova Scotia	3,800	155,240
Visa, Inc. — Class A	907	146,136
Prudential Financial, Inc.	2,790	145,471
Western Union Co.	8,000	145,040
First Capital Real Estate Investment Trust	14,308	138,629
ASX Ltd.††	2,861	134,285
Royal Bank of Canada	2,100	130,127
Scentre Group REIT††	130,800	125,272
National Bank of Canada	3,000	115,990
Japan Retail Fund Investment Corp. REIT††	100	113,688
Power Corporation of Canada	7,000	112,656
American Financial Group, Inc.	1,502	105,260
American Express Co.	1,216	104,102
United Urban Investment Corp. REIT††	100	100,055
Hong Kong Exchanges & Clearing Ltd.††	3,100	92,880
H&R Real Estate Investment Trust	14,308	90,826
Ally Financial, Inc.	6,231	89,913
JPMorgan Chase & Co.	945	85,078
IGM Financial, Inc.	5,000	82,992
Macquarie Group Ltd.††	1,502	79,986
Reinsurance Group of America, Inc. — Class A	930	78,250
Swedbank AB — Class A*,††	6,314	69,644
CME Group, Inc. — Class A	400	69,164
Japan Post Bank Company Ltd.††	7,400	68,346
Suncorp Group Ltd.††	11,446	63,557
Total Financial		9,255,068

Consumer, Non-cyclical - 20.6%
Roche Holding AG††	1,668	536,822
PepsiCo, Inc.	3,505	420,950
Medtronic plc	4,601	414,918
AbbVie, Inc.	5,200	396,188
Coloplast A/S — Class B††	2,531	367,141
Zoetis, Inc.	2,903	341,654
Stryker Corp.	2,045	340,472
S&P Global, Inc.	1,310	321,016
Amgen, Inc.	1,508	305,717
Japan Tobacco, Inc.††	16,300	301,524
Kimberly-Clark Corp.	2,191	280,163
Merck & Company, Inc.	3,600	276,984
McCormick & Company, Inc.	1,800	254,178
Colgate-Palmolive Co.	3,782	250,974
HCA Healthcare, Inc.	2,718	244,212
Orion Oyj — Class B*,††	5,961	242,457
Sonic Healthcare Ltd.††	15,738	236,518
Kellogg Co.	3,756	225,322
Bunge Ltd.	5,007	205,437
Pfizer, Inc.	6,209	202,662
Procter & Gamble Co.	1,703	187,330
Kraft Heinz Co.	6,100	150,914
Quest Diagnostics, Inc.	1,877	150,723
Constellation Brands, Inc. — Class A	946	135,619
Johnson & Johnson	1,000	131,130
Abbott Laboratories	1,400	110,474
Gilead Sciences, Inc.	1,300	97,188
Sonova Holding AG††	516	92,037
Novo Nordisk A/S — Class B††	1,430	85,412
ResMed, Inc.	500	73,645
Sabre Corp.	12,000	71,160
STERIS plc	500	69,985
Booz Allen Hamilton Holding Corp.	900	61,776
Total Consumer, Non-cyclical		7,582,702

Technology - 14.5%
Microsoft Corp.	7,642	1,205,220
Apple, Inc.	3,684	936,804
Accenture plc — Class A	2,575	420,395
Broadcom, Inc.	1,625	385,288
Fidelity National Information Services, Inc.	3,000	364,920
Texas Instruments, Inc.	3,498	349,555
Canon, Inc.††	13,600	295,568
salesforce.com, Inc.*	1,900	273,562
Guidewire Software, Inc.*	2,800	222,068
Seagate Technology plc	4,223	206,082
International Business Machines Corp.	1,643	182,258
Maxim Integrated Products, Inc.	3,600	174,996
ASM Pacific Technology Ltd.††	12,100	112,202
Adobe, Inc.*	300	95,472
Broadridge Financial Solutions, Inc.	1,000	94,830
Total Technology		5,319,220

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
WORLD EQUITY INCOME FUND

	Shares	Value
Communications - 10.9%
Amazon.com, Inc.*	301	$586,866
Verizon Communications, Inc.	10,576	568,248
Alphabet, Inc. — Class C*	424	493,031
NTT DOCOMO, Inc.††	13,100	409,716
Nippon Telegraph & Telephone Corp.††	15,000	358,783
AT&T, Inc.	10,265	299,225
Facebook, Inc. — Class A*	1,750	291,900
HKT Trust & HKT Ltd.††	175,748	239,041
Elisa Oyj††	3,654	225,413
Juniper Networks, Inc.	8,000	153,120
TELUS Corp.	9,448	149,434
CenturyLink, Inc.	15,300	144,738
Motorola Solutions, Inc.	700	93,044
Total Communications		4,012,559

Industrial - 10.0%
3M Co.	2,647	361,342
Waste Connections, Inc.	4,044	313,410
Kone Oyj — Class B††	5,365	300,279
Amcor plc	34,857	283,039
Waste Management, Inc.	2,846	263,426
Republic Services, Inc. — Class A	3,464	260,008
United Parcel Service, Inc. — Class B	2,546	237,847
Illinois Tool Works, Inc.	1,621	230,377
Geberit AG††	515	225,728
Westrock Co.	7,869	222,378
Techtronic Industries Company Ltd.††	33,051	209,884
Packaging Corporation of America	2,319	201,358
Lennox International, Inc.	1,058	192,334
FedEx Corp.	1,389	168,430
Eaton Corporation plc	1,735	134,792
Honeywell International, Inc.	572	76,528
Total Industrial		3,681,160

Utilities - 8.2%
Orsted A/S††,1	3,060	299,631
Snam SpA††	65,446	298,943
Fortis, Inc.	7,154	275,987
FirstEnergy Corp.	5,930	237,615
SSE plc††	14,308	230,053
Terna Rete Elettrica Nazionale SpA††	36,056	226,519
Fortum Oyj	15,023	221,487
Exelon Corp.	5,723	210,664
Enel SpA††	29,665	204,512
National Grid plc††	17,400	203,484
Canadian Utilities Ltd. — Class A	6,438	153,953
Algonquin Power & Utilities Corp.	11,374	153,215
Centrica plc	260,900	123,492
AGL Energy Ltd.††	11,293	118,174
NextEra Energy, Inc.	303	72,908
Total Utilities		3,030,637

Consumer, Cyclical - 5.1%
Home Depot, Inc.	3,081	575,254
Sands China Ltd.††	71,540	260,286
Sumitomo Corp.††	22,100	252,057
Persimmon plc††	10,369	245,286
Vail Resorts, Inc.	1,430	211,225
Yue Yuen Industrial Holdings Ltd.††	112,500	171,922
Harvey Norman Holdings Ltd.††	87,206	160,109
Total Consumer, Cyclical		1,876,139

Basic Materials - 1.3%
International Paper Co.	9,130	284,217
LyondellBasell Industries N.V. — Class A	4,006	198,818
Total Basic Materials		483,035

Energy - 1.2%
Chevron Corp.	2,677	193,975
Exxon Mobil Corp.	4,984	189,243
Targa Resources Corp.	7,692	53,152
Total Energy		436,370

Diversified - 0.7%
CK Hutchison Holdings Ltd.††	37,201	247,966

Total Common Stocks
(Cost $41,169,460)		35,924,856

EXCHANGE-TRADED FUNDS† - 1.2%
SPDR S&P 500 ETF Trust	915	235,841
iShares MSCI EAFE ETF	4,389	234,636
Total Exchange-Traded Funds
(Cost $426,673)		470,477

MONEY MARKET FUND† - 0.3%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 0.52%[2]	96,903	96,903
Total Money Market Fund
(Cost $96,903)		96,903

Total Investments - 99.1%
(Cost $41,693,036)		$36,492,236
Other Assets & Liabilities, net - 0.9%		318,985
Total Net Assets - 100.0%		$36,811,221

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
WORLD EQUITY INCOME FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	26	Jun 2020	$1,599,780	$83,489
Canadian Dollar Futures Contracts	25	Jun 2020	1,777,750	23,084
British Pound Futures Contracts	5	Jun 2020	388,969	(12,575)
			$3,766,499	$93,998

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $299,631 (cost $327,547), or 0.8% of total net assets.

[2]	Rate indicated is the 7-day yield as of March 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,748,758	$11,176,098	$—	$35,924,856
Exchange-Traded Funds	470,477	—	—	470,477
Money Market Fund	96,903	—	—	96,903
Currency Futures Contracts**	106,573	—	—	106,573
Total Assets	$25,422,711	$11,176,098	$—	$36,598,809

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$12,575	$—	$—	$12,575

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments, at value (cost $41,693,036)	$36,492,236
Foreign currency, at value (cost $2,252)	2,267
Cash	19,723
Segregated cash with broker	99,050
Prepaid expenses	29,759
Receivables:
Foreign tax reclaims	144,971
Dividends	85,628
Securities sold	78,979
Fund shares sold	431
Interest	143
Total assets	36,953,187

Liabilities:
Payable for:
Printing fees	31,130
Fund shares redeemed	18,835
Professional fees	18,383
Transfer agent/maintenance fees	18,031
Variation margin on futures contracts	11,709
Pricing fees	11,303
Distribution and service fees	9,006
Custodian fees	7,835
Management fees	6,697
Distributions to shareholders	2,959
Fund accounting/administration fees	1,647
Trustees’ fees*	1,191
Due to Investment Adviser	4
Miscellaneous	3,236
Total liabilities	141,966
Net assets	$36,811,221

Net assets consist of:
Paid in capital	$40,438,503
Total distributable earnings (loss)	(3,627,282)
Net assets	$36,811,221

A-Class:
Net assets	$31,814,069
Capital shares outstanding	2,597,492
Net asset value per share	$12.25
Maximum offering price per share (Net asset value divided by 95.25%)	$12.86

C-Class:
Net assets	$2,556,996
Capital shares outstanding	243,803
Net asset value per share	$10.49

P-Class:
Net assets	$72,462
Capital shares outstanding	5,865
Net asset value per share	$12.35

Institutional Class:
Net assets	$2,367,694
Capital shares outstanding	194,542
Net asset value per share	$12.17

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends (net of foreign withholding tax of $43,857)	$810,724
Interest	4,006
Total investment income	814,730

Expenses:
Management fees	222,090
Distribution and service fees:
A-Class	70,613
C-Class	16,772
P-Class	153
Transfer agent/maintenance fees:
A-Class	16,115
C-Class	4,175
P-Class	89
Institutional Class	8,037
Registration fees	39,020
Fund accounting/administration fees	24,501
Professional fees	23,573
Custodian fees	12,598
Trustees’ fees*	9,546
Line of credit fees	832
Miscellaneous	31,621
Recoupment of previously waived fees:
C-Class	4
Total expenses	479,739
Less:
Expenses reimbursed by Adviser:
A-Class	(15,990)
C-Class	(4,151)
P-Class	(89)
Institutional Class	(8,037)
Expenses waived by Adviser	(55,637)
Total waived/reimbursed expenses	(83,904)
Net expenses	395,835
Net investment income	418,895

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$1,719,761
Futures contracts	42,699
Foreign currency transactions	(16,397)
Net realized gain	1,746,063
Net change in unrealized appreciation (depreciation) on:
Investments	(9,285,104)
Futures contracts	83,605
Foreign currency translations	4,662
Net change in unrealized appreciation (depreciation)	(9,196,837)
Net realized and unrealized loss	(7,450,774)
Net decrease in net assets resulting from operations	$(7,031,879)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$418,895	$1,885,043
Net realized gain on investments	1,746,063	191,090
Net change in unrealized appreciation (depreciation) on investments	(9,196,837)	(2,587,548)
Net decrease in net assets resulting from operations	(7,031,879)	(511,415)

Distributions to shareholders:
A-Class	(677,453)	(2,009,452)
C-Class	(30,896)	(99,688)
P-Class	(1,459)	(4,761)
Institutional Class	(46,918)	(531,121)
Total distributions to shareholders	(756,726)	(2,645,022)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,106,757	3,128,968
C-Class	251,334	91,755
P-Class	15,439	21,480
Institutional Class	617,140	1,671,048
Distributions reinvested
A-Class	671,299	1,991,397
C-Class	30,046	95,462
P-Class	1,459	4,761
Institutional Class	46,655	530,037
Cost of shares redeemed
A-Class	(24,153,219)	(9,831,792)
C-Class	(445,129)	(863,102)
P-Class	(56,731)	(82,954)
Institutional Class	(1,076,521)	(17,688,013)
Net decrease from capital share transactions	(22,991,471)	(20,930,953)
Net decrease in net assets	(30,780,076)	(24,087,390)

Net assets:
Beginning of period	67,591,297	91,678,687
End of period	$36,811,221	$67,591,297

Capital share activity:
Shares sold
A-Class	71,048	210,190
C-Class	18,991	7,204
P-Class	950	1,447
Institutional Class	42,065	114,575
Shares issued from reinvestment of distributions
A-Class	45,493	138,399
C-Class	2,353	7,831
P-Class	98	329
Institutional Class	3,233	37,301
Shares redeemed
A-Class	(1,493,572)	(664,558)
C-Class	(35,275)	(68,969)
P-Class	(3,567)	(5,642)
Institutional Class	(78,835)	(1,170,759)
Net decrease in shares	(1,427,018)	(1,392,652)

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$15.26	$15.77	$14.84	$13.54	$12.28	$13.51
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.35	.23	.31	.31	.29
Net gain (loss) on investments (realized and unrealized)	(2.91)	(.36)	.95	1.34	1.26	(1.18)
Total from investment operations	(2.81)	(.01)	1.18	1.65	1.57	(.89)
Less distributions from:
Net investment income	(.16)	(.37)	(.25)	(.35)	(.31)	(.34)
Net realized gains	(.04)	(.13)	—	—	—	—
Total distributions	(.20)	(.50)	(.25)	(.35)	(.31)	(.34)
Net asset value, end of period	$12.25	$15.26	$15.77	$14.84	$13.54	$12.28

Total Return[c]	(18.61%)	0.14%	8.01%	12.31%	12.85%	(6.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,814	$60,639	$67,679	$80,598	$80,575	$73,568
Ratios to average net assets:
Net investment income (loss)	1.34%	2.39%	1.48%	2.23%	2.36%	2.21%
Total expenses[d]	1.45%	1.37%	1.37%	1.34%	1.48%	1.48%
Net expenses[e,f,g]	1.22%	1.22%	1.22%	1.24%	1.48%	1.43%
Portfolio turnover rate	112%	127%	125%	94%	51%	131%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$13.06	$13.53	$12.72	$11.63	$10.55	$11.61
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.21	.09	.19	.18	.17
Net gain (loss) on investments (realized and unrealized)	(2.50)	(.33)	.83	1.13	1.09	(1.02)
Total from investment operations	(2.45)	(.12)	.92	1.32	1.27	(.85)
Less distributions from:
Net investment income	(.08)	(.22)	(.11)	(.23)	(.19)	(.21)
Net realized gains	(.04)	(.13)	—	—	—	—
Total distributions	(.12)	(.35)	(.11)	(.23)	(.19)	(.21)
Net asset value, end of period	$10.49	$13.06	$13.53	$12.72	$11.63	$10.55

Total Return[c]	(18.90%)	(0.69%)	7.27%	11.46%	12.05%	(7.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,557	$3,366	$4,215	$6,449	$5,455	$5,936
Ratios to average net assets:
Net investment income (loss)	0.69%	1.64%	0.71%	1.53%	1.59%	1.50%
Total expenses[d]	2.40%	2.28%	2.18%	2.19%	2.35%	2.28%
Net expenses[e,f,g]	1.97%	1.97%	1.97%	1.99%	2.23%	2.23%
Portfolio turnover rate	112%	127%	125%	94%	51%	131%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 101

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$15.38	$15.92	$15.08	$13.73	$12.33	$13.62
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.36	.24	.33	.33	.12
Net gain (loss) on investments (realized and unrealized)	(2.94)	(.39)	.95	1.35	1.35	(1.29)
Total from investment operations	(2.84)	(.03)	1.19	1.68	1.68	(1.17)
Less distributions from:
Net investment income	(.15)	(.38)	(.35)	(.33)	(.28)	(.12)
Net realized gains	(.04)	(.13)	—	—	—	—
Total distributions	(.19)	(.51)	(.35)	(.33)	(.28)	(.12)
Net asset value, end of period	$12.35	$15.38	$15.92	$15.08	$13.73	$12.33

Total Return	(18.63%)	0.06%	7.99%	12.32%	13.73%	(8.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72	$129	$195	$355	$133	$9
Ratios to average net assets:
Net investment income (loss)	1.33%	2.38%	1.50%	2.28%	2.58%	2.14%
Total expenses[d]	1.55%	1.44%	1.40%	1.76%	1.33%	3.54%
Net expenses[e,f,g]	1.22%	1.22%	1.22%	1.24%	1.33%	1.48%
Portfolio turnover rate	112%	127%	125%	94%	51%	131%

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$15.16	$15.71	$14.74	$13.44	$12.23	$13.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.39	.29	.35	.31	.36
Net gain (loss) on investments (realized and unrealized)	(2.91)	(.37)	.93	1.33	1.28	(1.21)
Total from investment operations	(2.78)	.02	1.22	1.68	1.59	(.85)
Less distributions from:
Net investment income	(.17)	(.44)	(.25)	(.38)	(.38)	(.37)
Net realized gains	(.04)	(.13)	—	—	—	—
Total distributions	(.21)	(.57)	(.25)	(.38)	(.38)	(.37)
Net asset value, end of period	$12.17	$15.16	$15.71	$14.74	$13.44	$12.23

Total Return	(18.51%)	0.40%	8.34%	12.61%	13.11%	(6.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,368	$3,458	$19,589	$3,734	$2,824	$4,541
Ratios to average net assets:
Net investment income (loss)	1.68%	2.67%	1.85%	2.50%	2.42%	2.70%
Total expenses[d]	1.61%	1.17%	1.02%	1.09%	1.30%	1.23%
Net expenses[e,f,g]	0.97%	0.97%	0.97%	0.98%	1.22%	1.23%
Portfolio turnover rate	112%	127%	125%	94%	51%	131%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	0.00%*	0.01%
C-Class	0.00%*	—	0.00%*	0.01%
P-Class	—	—	—	—
Institutional Class	—	—	0.02%	0.03%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.22%	1.22%	1.22%	1.22%	1.46%	1.46%
C-Class	1.97%	1.97%	1.97%	1.97%	2.21%	2.21%
P-Class	1.22%	1.22%	1.22%	1.22%	1.32%	1.46%
Institutional Class	0.97%	0.97%	0.97%	0.96%	1.21%	1.21%

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2020, the Trust consisted of nineteen funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Alpha Opportunity Fund	Diversified
Large Cap Value Fund	Diversified
Market Neutral Real Estate Fund	Non-diversified
Risk Managed Real Estate Fund	Diversified
Small Cap Value Fund	Diversified
StylePlus—Large Core Fund	Diversified
StylePlus—Mid Growth Fund	Diversified
World Equity Income Fund	Diversified

At March 31, 2020, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review

104 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or the underlying position that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation

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margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

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(j) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2020, are disclosed in the Statements of Operations.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

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are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$4,369,308	$—
StylePlus—Mid Growth Fund	Index exposure	1,902,768	—
World Equity Income Fund	Hedge	—	3,417,660

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return and custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$17,055,991	$68,996,110
Market Neutral Real Estate Fund	Leverage	—	8,761,117
Risk Managed Real Estate Fund	Leverage	56,643,783	55,825,707
StylePlus—Large Core Fund	Index exposure	154,400,816	—
StylePlus—Mid Growth Fund	Index exposure	65,300,898	—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	—	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

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The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Total Value at March 31, 2020
Alpha Opportunity Fund	$—	$3,166,925	$—	$3,166,925
Market Neutral Real Estate Fund	—	1,669,388	—	1,669,388
Risk Managed Real Estate Fund	—	12,953,567	—	12,953,567
StylePlus—Large Core Fund	568,392	—	—	568,392
StylePlus—Mid Growth Fund	260,322	—	—	260,322
World Equity Income Fund	—	—	106,573	106,573

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Total Value at March 31, 2020
Alpha Opportunity Fund	$—	$1,714,739	$—	$1,714,739
Risk Managed Real Estate Fund	—	3,389,754	—	3,389,754
StylePlus—Large Core Fund	—	18,032,112	—	18,032,112
StylePlus—Mid Growth Fund	—	8,289,607	—	8,289,607
World Equity Income Fund	—	—	12,575	12,575

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Total
Alpha Opportunity Fund	$—	$155,999	$—	$155,999
Market Neutral Real Estate Fund	—	160,735	—	160,735
Risk Managed Real Estate Fund	—	1,012,571	—	1,012,571
StylePlus—Large Core Fund	(1,667,401)	(830,951)	—	(2,498,352)
StylePlus—Mid Growth Fund	(1,122,570)	(199,017)	—	(1,321,587)
World Equity Income Fund	—	—	42,699	42,699

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Total
Alpha Opportunity Fund	$—	$3,719,853	$—	$3,719,853
Market Neutral Real Estate Fund	—	1,939,521	—	1,939,521
Risk Managed Real Estate Fund	—	7,181,365	—	7,181,365
StylePlus—Large Core Fund	607,607	(18,032,112)	—	(17,424,505)
StylePlus—Mid Growth Fund	275,389	(8,289,607)	—	(8,014,218)
World Equity Income Fund	—	—	83,605	83,605

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

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OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$3,166,925	$—	$3,166,925	$(1,714,739)	$(773,907)	$678,279
Market Neutral Real Estate Fund	Custom basket swap agreements	1,669,388	—	1,669,388	—	(1,207,218)	462,170
Risk Managed Real Estate Fund	Custom basket swap agreements	12,953,567	—	12,953,567	(3,389,754)	(4,800,956)	4,762,857

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					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$1,714,739	$—	$1,714,739	$(1,714,739)	$—	$—
Risk Managed Real Estate Fund	Custom basket swap agreements	3,389,754	—	3,389,754	(3,389,754)	—	—
StylePlus—Large Core Fund	Swap equity contracts	18,032,112	—	18,032,112	—	(17,570,000)	462,112
StylePlus—Mid Growth Fund	Swap equity contracts	8,289,607	—	8,289,607	—	(7,860,000)	429,607

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2020.

Fund	Counterparty/ Clearing Agent	Asset Type	Cash Pledged	Cash Received
Alpha Opportunity Fund	Goldman Sachs International	Custom basket swap agreements	$—	$1,756,000
Market Neutral Real Estate Fund	Goldman Sachs International	Custom basket swap agreements	—	380,000
	Morgan Stanley Capital Services LLC	Custom basket swap agreements	—	1,370,000
Market Neutral Real Estate Fund Total			—	1,750,000
Risk Managed Real Estate Fund	Morgan Stanley Capital Services LLC	Custom basket swap agreements	—	5,080,000
StylePlus—Large Core Fund	Citibank, N.A.	Total return swap agreements	17,570,000	—
	Morgan Stanley Capital Services LLC	Futures contracts	732,000	—
StylePlus—Large Core Fund Total			18,302,000	—
StylePlus—Mid Growth Fund	Morgan Stanley Capital Services LLC	Futures contracts	297,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	7,860,000	—
StylePlus—Mid Growth Fund Total			8,157,000	—
World Equity Income Fund	BofA Securities, Inc.	Futures contracts	99,050	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	05/31/17	02/01/21
Alpha Opportunity Fund – C-Class	2.51%	05/31/17	02/01/21
Alpha Opportunity Fund – P-Class	1.76%	05/31/17	02/01/21
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/21
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/21
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/21
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/21
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/21
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/21
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/21
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/21
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/21
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/21
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/21
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/21
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/21
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/21
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/21
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/21
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/21
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/21
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/21
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/21
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/21

114 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2020	2021	2022	2023	Total
Alpha Opportunity Fund
A-Class	$—	$—	$57	$613	$670
C-Class	3,924	574	594	520	5,612
P-Class	—	—	33	31	64
Institutional Class	—	—	—	237	237
Large Cap Value Fund
A-Class	75,497	93,910	86,271	64,004	319,682
C-Class	4,699	6,839	5,745	3,718	21,001
P-Class	370	552	654	465	2,041
Institutional Class	1,829	3,127	9,093	1,983	16,032
Market Neutral Real Estate Fund
A-Class	2,802	13,868	61,944	35,253	113,867
C-Class	3,650	4,083	3,045	1,403	12,181
P-Class	5,047	16,626	6,884	3,240	31,797
Institutional Class	125,324	164,604	115,010	50,370	455,308
Risk Managed Real Estate Fund
A-Class	—	—	—	—	—
C-Class	545	1,513	741	349	3,148
P-Class	—	—	2,541	6,193	8,734
Institutional Class	—	—	—	—	—
Small Cap Value Fund
A-Class	33,796	91,854	101,616	57,300	284,566
C-Class	15,350	31,586	21,993	11,637	80,566
P-Class	216	215	491	380	1,302
Institutional Class	12,771	34,694	35,461	22,669	105,595
World Equity Income Fund
A-Class	84,254	111,231	89,463	65,261	350,209
C-Class	8,307	12,493	11,022	7,235	39,057
P-Class	340	531	317	198	1,386
Institutional Class	3,184	5,983	27,702	11,210	48,079

For the period ended March 31, 2020, GI recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$1,323
Large Cap Value Fund	42
Market Neutral Real Estate Fund	62
Risk Managed Real Estate Fund	21,586
World Equity Income Fund	4

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
StylePlus—Large Core Fund	$29,869
StylePlus—Mid Growth Fund	9,841

For the period ended March 31, 2020, GFD retained sales charges of $87,029 relating to sales of A-Class shares of the Trust.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 115

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At March 31, 2020, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	61%
Market Neutral Real Estate Fund	22%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Alpha Opportunity Fund	$39,964,064	$3,354,178	$(9,949,314)	$(6,595,136)
Large Cap Value Fund	35,095,304	1,836,036	(7,340,510)	(5,504,474)
Market Neutral Real Estate Fund	27,410,089	2,264,822	(638,745)	1,626,077
Risk Managed Real Estate Fund	215,918,849	20,021,509	(42,331,801)	(22,310,292)
Small Cap Value Fund	6,194,554	256,803	(1,871,601)	(1,614,798)
StylePlus—Large Core Fund	168,476,956	1,562,438	(27,661,981)	(26,099,543)
StylePlus—Mid Growth Fund	71,265,507	512,059	(13,158,713)	(12,646,654)
World Equity Income Fund	42,621,219	1,664,832	(7,699,817)	(6,034,985)

116 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Securities Transactions

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$74,592,568	$123,186,277
Large Cap Value Fund	6,434,552	23,731,587
Market Neutral Real Estate Fund	24,014,734	17,291,531
Risk Managed Real Estate Fund	320,846,910	300,445,523
Small Cap Value Fund	2,474,636	10,014,668
StylePlus—Large Core Fund	66,491,658	100,407,252
StylePlus—Mid Growth Fund	34,288,407	50,737,638
World Equity Income Fund	67,416,675	90,340,809

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2020.

Note 9 – Other Liabilities

StylePlus—Large Core Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. These transactions have not settled and the securities have not been delivered to the Fund as of March 31, 2020.

The Fund recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Fund as of March 31, 2020, was $18,615 and is included in payable for miscellaneous in the Statement of Assets and Liabilities. On May 15, 2020 after the period end, the Fund revised the amount of the liability to $0 after it was determined the Fund has no future obligation related to this matter.

Note 10 – Large Shareholder Risk

As of March 31, 2020, 60.7% of the Alpha Opportunity Fund (the “Fund”) was held by Guggenheim Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

Note 11 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

118 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 119

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

120 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western

Asset Inflation-Linked

Opportunities & Income

Fund (2004-April 2020);

Western Asset Inflation-

Linked Income Fund

(2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western

Asset Inflation-Linked

Opportunities & Income

Fund (2004-April 2020);

Western Asset Inflation-

Linked Income Fund

(2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 121

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

122 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 123

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

124 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 125

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Municipal Income Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBINC-SEMI-0320x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	19
INVESTMENT GRADE BOND FUND	38
MUNICIPAL INCOME FUND	63
NOTES TO FINANCIAL STATEMENTS	77
OTHER INFORMATION	96
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	97
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	102

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The six-month period ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this shareholder report, these events have affected performance of many of our funds (the “Fund” or “Funds”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”) (together, “Investment Advisers”), serve as the investment advisers to the Funds. The Investment Advisers are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Funds and is also an affiliate of Guggenheim.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
Security Investors, LLC
April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2020

even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the Fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. ● Please read the prospectus for more detailed information regarding these and other risks.

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Investment Grade Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the six months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the six months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.85%	(10.92%)	$ 1,000.00	$ 890.80	$ 4.02
C-Class	1.58%	(11.22%)	1,000.00	887.80	7.46
P-Class	0.85%	(10.91%)	1,000.00	890.90	4.02
Institutional Class	0.60%	(10.78%)	1,000.00	892.20	2.84
High Yield Fund
A-Class	1.29%	(12.26%)	1,000.00	877.40	6.05
C-Class	2.04%	(12.56%)	1,000.00	874.40	9.56
P-Class	1.29%	(12.25%)	1,000.00	877.50	6.05
Institutional Class	1.03%	(12.02%)	1,000.00	879.80	4.84
R6-Class	0.90%	(12.11%)	1,000.00	878.90	4.23
Investment Grade Bond Fund
A-Class	0.80%	2.37%	1,000.00	1,023.70	4.05
C-Class	1.55%	2.00%	1,000.00	1,020.00	7.83
P-Class	0.80%	2.37%	1,000.00	1,023.70	4.05
Institutional Class	0.51%	2.57%	1,000.00	1,025.70	2.58
Municipal Income Fund
A-Class	0.81%	(0.36%)	1,000.00	996.40	4.04
C-Class	1.56%	(0.73%)	1,000.00	992.70	7.77
P-Class	0.81%	(0.52%)	1,000.00	994.80	4.04
Institutional Class	0.56%	(0.31%)	1,000.00	996.90	2.80

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.85%	5.00%	$ 1,000.00	$ 1,020.75	$ 4.29
C-Class	1.58%	5.00%	1,000.00	1,017.10	7.97
P-Class	0.85%	5.00%	1,000.00	1,020.75	4.29
Institutional Class	0.60%	5.00%	1,000.00	1,022.00	3.03
High Yield Fund
A-Class	1.29%	5.00%	1,000.00	1,018.55	6.51
C-Class	2.04%	5.00%	1,000.00	1,014.80	10.28
P-Class	1.29%	5.00%	1,000.00	1,018.55	6.51
Institutional Class	1.03%	5.00%	1,000.00	1,019.85	5.20
R6-Class	0.90%	5.00%	1,000.00	1,020.50	4.55
Investment Grade Bond Fund
A-Class	0.80%	5.00%	1,000.00	1,021.00	4.04
C-Class	1.55%	5.00%	1,000.00	1,017.25	7.82
P-Class	0.80%	5.00%	1,000.00	1,021.00	4.04
Institutional Class	0.51%	5.00%	1,000.00	1,022.45	2.58
Municipal Income Fund
A-Class	0.81%	5.00%	1,000.00	1,020.95	4.09
C-Class	1.56%	5.00%	1,000.00	1,017.20	7.87
P-Class	0.81%	5.00%	1,000.00	1,020.95	4.09
Institutional Class	0.56%	5.00%	1,000.00	1,022.20	2.83

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the annualized net expense ratios for the period would be:

	A-Class	C-Class	P-Class	Institutional Class	R6-Class
Diversified Income Fund	0.83%	1.58%	0.82%	0.58%	N/A
High Yield Fund	1.16%	1.91%	1.16%	0.91%	0.78%
Investment Grade Bond Fund	0.79%	1.54%	0.79%	0.50%	N/A
Municipal Income Fund	0.80%	1.55%	0.80%	0.55%	N/A

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

DIVERSIFIED INCOME FUND

OBJECTIVE: Seeks to achieve high current income with consideration for capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Investment Grade Bond Fund — Institutional Class	22.4%
Guggenheim Floating Rate Strategies Fund — R6-Class	15.7%
Guggenheim High Yield Fund — R6-Class	15.6%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	10.8%
Guggenheim RBP Dividend Fund — Institutional Class	10.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	7.1%
Guggenheim World Equity Income Fund — Institutional Class	5.1%
John Hancock Premium Dividend Fund	0.4%
Neuberger Berman High Yield Strategies Fund, Inc.	0.3%
AllianzGI Diversified Income & Convertible Fund	0.3%
Top Ten Total	87.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	Since Inception (01/29/16)
A-Class Shares	(10.92%)	(7.26%)	2.88%
A-Class Shares with sales charge‡	(14.47%)	(10.98%)	1.88%
C-Class Shares	(11.22%)	(7.95%)	2.13%
C-Class Shares with CDSC§	(12.09%)	(8.84%)	2.13%
P-Class Shares	(10.91%)	(7.31%)	2.87%
Institutional Class Shares	(10.78%)	(7.04%)	3.14%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	3.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.00%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
DIVERSIFIED INCOME FUND

	Shares	Value
MUTUAL FUNDS† - 86.8%
Guggenheim Investment Grade Bond Fund — Institutional Class[1]	69,878	$1,340,257
Guggenheim Floating Rate Strategies Fund — R6-Class[1]	43,415	939,497
Guggenheim High Yield Fund — R6-Class[1]	101,256	937,627
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	22,864	647,744
Guggenheim RBP Dividend Fund — Institutional Class[1]	73,761	605,581
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	43,600	425,969
Guggenheim World Equity Income Fund — Institutional Class[1]	25,240	307,174
Total Mutual Funds
(Cost $5,595,462)		5,203,849

CLOSED-END FUNDS† - 10.5%
John Hancock Premium Dividend Fund	1,750	21,333
Neuberger Berman High Yield Strategies Fund, Inc.	2,113	18,341
AllianzGI Diversified Income & Convertible Fund	1,000	17,990
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	1,470	17,728
John Hancock Income Securities Trust	1,250	17,425
Apollo Tactical Income Fund, Inc.	1,535	17,392
PIMCO Corporate & Income Strategy Fund	1,300	17,342
Western Asset High Income Fund II, Inc.	3,448	17,275
Western Asset Premier Bond Fund	1,529	17,232
Eaton Vance Tax-Managed Buy-Write Income Fund	1,400	17,066
BlackRock Enhanced Capital and Income Fund, Inc.	1,284	16,679
BlackRock Enhanced Equity Dividend Trust	2,500	16,325
Calamos Convertible Opportunities and Income Fund	1,944	16,213
Eaton Vance Tax-Advantaged Dividend Income Fund	962	16,190
Ares Dynamic Credit Allocation Fund, Inc.	1,500	16,185
PIMCO Corporate & Income Opportunity Fund	1,250	16,138
John Hancock Investors Trust	1,278	16,077
Eaton Vance Tax-Advantaged Global Dividend Income Fund	1,340	16,013
Eaton Vance Limited Duration Income Fund	1,500	15,855
Reaves Utility Income Fund	550	15,812
BlackRock Corporate High Yield Fund, Inc.	1,792	15,770
PIMCO Dynamic Income Fund	695	15,353
Voya Global Advantage and Premium Opportunity Fund	1,999	15,312
Brookfield Real Assets Income Fund, Inc.	1,040	15,267
Cohen & Steers REIT and Preferred and Income Fund, Inc.	940	15,153
BlackRock Limited Duration Income Trust	1,200	15,144
Cohen & Steers Infrastructure Fund, Inc.	800	15,080
DoubleLine Income Solutions Fund	1,123	14,981
Clough Global Equity Fund	1,690	14,956
Blackstone / GSO Strategic Credit Fund	1,410	14,678
Eaton Vance Enhanced Equity Income Fund II	1,058	14,674
Pioneer High Income Trust	2,284	14,663
PGIM High Yield Bond Fund, Inc.	1,242	14,382
BlackRock Credit Allocation Income Trust	1,205	14,050
Western Asset Emerging Markets Debt Fund, Inc.	1,330	14,005
Ivy High Income Opportunities Fund	1,308	13,603
Western Asset Global Corporate Defined Opportunity Fund, Inc.	983	13,497
KKR Income Opportunities Fund	1,266	13,496
Apollo Senior Floating Rate Fund, Inc.	1,074	12,469
Western Asset Global High Income Fund, Inc.	1,650	12,342
Total Closed-End Funds
(Cost $725,222)		629,486

MONEY MARKET FUND† - 1.1%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 0.52%[2]	67,165	67,165
Total Money Market Fund
(Cost $67,165)		67,165

Total Investments - 98.4%
(Cost $6,387,849)		$5,900,500
Other Assets & Liabilities, net - 1.6%		95,601
Total Net Assets - 100.0%		$5,996,101

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
DIVERSIFIED INCOME FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	8	Jun 2020	$1,029,000	$(77,117)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2020.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$5,203,849	$—	$—	$5,203,849
Closed-End Funds	629,486	—	—	629,486
Money Market Fund	67,165	—	—	67,165
Total Assets	$5,900,500	$—	$—	$5,900,500

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$77,117	$—	$—	$77,117

**	This derivative is reported as unrealized appreciation/depreciation at period end.

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
DIVERSIFIED INCOME FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$1,282,310	$28,581	$(200,996)	$(19,488)	$(150,910)	$939,497	43,415	$28,581	$—
Guggenheim High Yield Fund — R6-Class	1,545,504	46,821	(475,002)	(7,728)	(171,968)	937,627	101,256	46,822	—
Guggenheim Investment Grade Bond Fund — Institutional Class	1,545,121	162,928	(385,000)	(1,722)	18,930	1,340,257	69,878	16,932	—
Guggenheim Limited Duration Fund — R6-Class	766,309	7,526	(763,441)	(6,713)	(3,681)	—	—	7,527	—
Guggenheim RBP Dividend Fund — Institutional Class	—	864,118	(65,000)	(27,258)	(166,279)	605,581	73,761	5,305	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	762,161	78,095	(62,989)	(1,834)	(127,689)	647,744	22,864	9,585	28,509
Guggenheim Ultra Short Duration Fund — Institutional Class	—	628,482	(202,000)	(1,323)	810	425,969	43,600	237	—
Guggenheim World Equity Income Fund — Institutional Class	367,036	85,268	(83,999)	(8,239)	(52,892)	307,174	25,240	4,268	1,000
	$6,268,441	$1,901,819	$(2,238,427)	$(74,305)	$(653,679)	$5,203,849		$119,257	$29,509

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $792,387)	$696,651
Investments in affiliated issuers, at value (cost $5,595,462)	5,203,849
Segregated cash with broker	96,000
Prepaid expenses	41,031
Receivables:
Dividends	21,130
Variation margin on futures contracts	15,480
Investment Adviser	14,358
Interest	39
Fund shares sold	30
Total assets	6,088,568

Liabilities:
Overdraft due to custodian bank	899
Payable for:
Securities purchased	69,238
Professional fees	8,609
Transfer agent/maintenance fees	4,392
Trustees’ fees*	1,389
Distribution and service fees	426
Fund shares redeemed	301
Miscellaneous	7,213
Total liabilities	92,467
Net assets	$5,996,101

Net assets consist of:
Paid in capital	$6,507,397
Total distributable earnings (loss)	(511,296)
Net assets	$5,996,101

A-Class:
Net assets	$246,116
Capital shares outstanding	10,452
Net asset value per share	$23.55
Maximum offering price per share (Net asset value divided by 96.00%)	$24.53

C-Class:
Net assets	$126,910
Capital shares outstanding	5,406
Net asset value per share	$23.48

P-Class:
Net assets	$117,293
Capital shares outstanding	4,985
Net asset value per share	$23.53

Institutional Class:
Net assets	$5,505,782
Capital shares outstanding	233,857
Net asset value per share	$23.54

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$35,692
Dividends from securities of affiliated issuers	119,257
Interest	363
Total investment income	155,312

Expenses:
Management fees	27,432
Distribution and service fees:
A-Class	347
C-Class	3,751
P-Class	164
Transfer agent/maintenance fees:
A-Class	699
C-Class	1,784
P-Class	335
Institutional Class	10,338
Registration fees	39,725
Professional fees	18,346
Fund accounting/administration fees	12,529
Trustees’ fees*	9,430
Custodian fees	5,237
Tax expense	783
Line of credit fees	85
Miscellaneous	9,600
Total expenses	140,585
Less:
Expenses reimbursed by Adviser:
A-Class	(2,843)
C-Class	(7,391)
P-Class	(1,350)
Institutional Class	(57,956)
Expenses waived by Adviser	(44,853)
Earnings credits applied	(4)
Total waived/reimbursed expenses	(114,397)
Net expenses	26,188
Net investment income	129,124

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	69,836
Investments in affiliated issuers	(74,305)
Distributions received from affiliated investment companies	29,509
Net realized gain	25,040
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(214,370)
Investments in affiliated issuers	(653,679)
Futures contracts	(77,117)
Net change in unrealized appreciation (depreciation)	(945,166)
Net realized and unrealized loss	(920,126)
Net decrease in net assets resulting from operations	$(791,002)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$129,124	$227,085
Net realized gain on investments	25,040	23,485
Net change in unrealized appreciation (depreciation) on investments	(945,166)	126,253
Net increase (decrease) in net assets resulting from operations	(791,002)	376,823

Distributions to shareholders:
A-Class	(5,668)	(6,205)
C-Class	(12,446)	(14,082)
P-Class	(2,683)	(5,168)
Institutional Class	(133,614)	(254,600)
Total distributions to shareholders	(154,411)	(280,055)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,519	128,478
C-Class	19,477	706,268
P-Class	502	1,939
Institutional Class	9,011	105,353
Distributions reinvested
A-Class	5,668	6,205
C-Class	12,446	14,082
P-Class	2,683	5,168
Institutional Class	133,614	254,600
Cost of shares redeemed
A-Class	(9,027)	(15)
C-Class	(629,606)	(70,916)
P-Class	(110)	(2,340)
Institutional Class	(1,467)	(22,132)
Net increase (decrease) from capital share transactions	(449,290)	1,126,690
Net increase (decrease) in net assets	(1,394,703)	1,223,458

Net assets:
Beginning of period	7,390,804	6,167,346
End of period	$5,996,101	$7,390,804

Capital share activity:
Shares sold
A-Class	279	4,778
C-Class	730	27,051
P-Class	19	72
Institutional Class	330	4,087
Shares issued from reinvestment of distributions
A-Class	214	239
C-Class	466	535
P-Class	102	199
Institutional Class	5,055	9,798
Shares redeemed
A-Class	(332)	(1)
C-Class	(26,031)	(2,764)
P-Class	(4)	(88)
Institutional Class	(55)	(830)
Net increase (decrease) in shares	(19,227)	43,076

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.99	$26.70	$27.58	$27.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.46	.86	.91	.96	.76
Net gain (loss) on investments (realized and unrealized)	(3.35)	.50	(.70)	.89	2.03
Total from investment operations	(2.89)	1.36	.21	1.85	2.79
Less distributions from:
Net investment income	(.46)	(.77)	(.90)	(.95)	(.67)
Net realized gains	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.55)	(1.07)	(1.09)	(1.39)	(.67)
Net asset value, end of period	$23.55	$26.99	$26.70	$27.58	$27.12

Total Return[d]	(10.92%)	5.31%	0.78%	7.00%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$246	$278	$141	$138	$132
Ratios to average net assets:
Net investment income (loss)	3.42%	3.26%	3.37%	3.53%	4.35%
Total expenses[e]	4.13%	4.03%	4.83%	4.16%	3.31%
Net expenses[f,g,h]	0.85%	0.85%	0.84%	0.85%	0.77%
Portfolio turnover rate	33%	58%	37%	44%	83%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$27.00	$26.69	$27.56	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.33	.69	.71	.76	.63
Net gain (loss) on investments (realized and unrealized)	(3.31)	.46	(.69)	.87	2.03
Total from investment operations	(2.98)	1.15	.02	1.63	2.66
Less distributions from:
Net investment income	(.45)	(.54)	(.70)	(.74)	(.55)
Net realized gains	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.54)	(.84)	(.89)	(1.18)	(.55)
Net asset value, end of period	$23.48	$27.00	$26.69	$27.56	$27.11

Total Return[d]	(11.22%)	4.50%	0.08%	6.17%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127	$816	$145	$137	$118
Ratios to average net assets:
Net investment income (loss)	2.43%	2.59%	2.63%	2.78%	3.58%
Total expenses[e]	4.78%	4.74%	5.65%	5.13%	4.05%
Net expenses[f,g,h]	1.58%	1.59%	1.59%	1.60%	1.52%
Portfolio turnover rate	33%	58%	37%	44%	83%

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.97	$26.70	$27.58	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.46	.85	.91	.95	.74
Net gain (loss) on investments (realized and unrealized)	(3.35)	.51	(.70)	.89	2.05
Total from investment operations	(2.89)	1.36	.21	1.84	2.79
Less distributions from:
Net investment income	(.46)	(.79)	(.90)	(.93)	(.68)
Net realized gains	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.55)	(1.09)	(1.09)	(1.37)	(.68)
Net asset value, end of period	$23.53	$26.97	$26.70	$27.58	$27.11

Total Return	(10.91%)	5.23%	0.82%	7.00%	11.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117	$131	$125	$123	$111
Ratios to average net assets:
Net investment income (loss)	3.42%	3.22%	3.37%	3.51%	4.32%
Total expenses[e]	4.14%	3.97%	4.82%	4.23%	3.21%
Net expenses[f,g,h]	0.85%	0.85%	0.84%	0.85%	0.80%
Portfolio turnover rate	33%	58%	37%	44%	83%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[b]
Per Share Data
Net asset value, beginning of period	$26.98	$26.72	$27.59	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.49	.92	.98	1.03	.79
Net gain (loss) on investments (realized and unrealized)	(3.35)	.49	(.70)	.89	2.04
Total from investment operations	(2.86)	1.41	.28	1.92	2.83
Less distributions from:
Net investment income	(.49)	(.85)	(.96)	(1.00)	(.72)
Net realized gains	(.09)	(.30)	(.19)	(.44)	—
Total distributions	(.58)	(1.15)	(1.15)	(1.44)	(.72)
Net asset value, end of period	$23.54	$26.98	$26.72	$27.59	$27.11

Total Return	(10.78%)	5.52%	1.06%	7.30%	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,506	$6,165	$5,757	$5,619	$5,239
Ratios to average net assets:
Net investment income (loss)	3.67%	3.47%	3.62%	3.78%	4.57%
Total expenses[e]	3.71%	3.58%	4.42%	3.83%	2.93%
Net expenses[f,g,h]	0.60%	0.60%	0.60%	0.59%	0.54%
Portfolio turnover rate	33%	58%	37%	44%	83%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	0.19%
C-Class	—	—	—	0.19%
P-Class	—	—	—	0.16%
Institutional Class	—	—	—	0.16%

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.83%	0.85%	0.84%	0.82%	0.76%
C-Class	1.58%	1.59%	1.58%	1.57%	1.52%
P-Class	0.82%	0.85%	0.84%	0.82%	0.79%
Institutional Class	0.58%	0.60%	0.59%	0.57%	0.54%

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.4%
A	0.2%
BBB	8.0%
BB	40.0%
B	25.5%
CCC	7.5%
CC	0.0%**
NR2	1.6%
Other Instruments	16.8%
Total Investments	100.0%

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings (% of Total Net Assets)
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.9%
Terraform Global Operating LLC, 6.13%	1.6%
Altice France S.A., 7.38%	1.6%
LoanCore Capital Markets LLC / JLC Finance Corp., 6.88%	1.5%
Great Lakes Dredge & Dock Corp., 8.00%	1.5%
EIG Investors Corp., 10.88%	1.3%
Indigo Natural Resources LLC, 6.88%	1.2%
Virgin Media Secured Finance plc, 5.50%	1.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%	1.2%
Fidelity & Guaranty Life Holdings, Inc., 5.50%	1.2%
Top Ten Total	14.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.
**	Less than 0.1%.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(12.26%)	(8.44%)	2.01%	4.63%
A-Class Shares with sales charge‡	(15.74%)	(12.12%)	1.02%	4.12%
C-Class Shares	(12.56%)	(9.10%)	1.26%	3.84%
C-Class Shares with CDSC§	(13.41%)	(9.97%)	1.26%	3.84%
Institutional Class Shares	(12.02%)	(8.08%)	2.32%	4.92%
Bloomberg Barclays U.S. Corporate High Yield Index	(10.40%)	(6.94%)	2.78%	5.64%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(12.25%)	(8.34%)	1.77%
Bloomberg Barclays U.S. Corporate High Yield Index		(10.40%)	(6.94%)	2.57%
		6 Month†	1 Year	Since Inception (05/15/17)
R6-Class Shares		(12.11%)	(8.01%)	(0.99%)
Bloomberg Barclays U.S. Corporate High Yield Index		(10.40%)	(6.94%)	0.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 2, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
HIGH YIELD FUND

	Shares	Value
COMMON STOCKS† - 1.0%

Consumer, Non-cyclical - 0.3%
Chef Holdings, Inc.*,†††,1	7,502	$662,679
ATD New Holdings, Inc.*,††	21,488	322,320
Targus Group International Equity, Inc.*,†††,1,2	12,825	22,187
Cengage Learning Holdings II, Inc.*,††	2,107	14,749
Spectrum Brands Holdings, Inc.	2	73
Crimson Wine Group Ltd.*	8	47
Total Consumer, Non-cyclical		1,022,055

Utilities - 0.3%
TexGen Power LLC†††	26,665	826,615

Communications - 0.2%
MediaNews Group, Inc.*,†††,1	1,107	742,278

Consumer, Cyclical - 0.2%
Metro-Goldwyn-Mayer, Inc.*,††	7,040	475,200

Energy - 0.0%
SandRidge Energy, Inc.*	51,278	46,104
Legacy Reserves, Inc.*,†††,1	3,452	3,452
Total Energy		49,556

Industrial - 0.0%
BP Holdco LLC*,†††,1,2	23,711	6,212
Vector Phoenix Holdings, LP*,†††,1	23,711	1,684
Total Industrial		7,896

Financial - 0.0%
Jefferies Financial Group, Inc.	81	1,107

Total Common Stocks
(Cost $4,849,210)		3,124,707

PREFERRED STOCKS†† - 0.3%
Financial - 0.3%
American Equity Investment Life Holding Co., 5.95%	54,000	860,760

Industrial - 0.0%
U.S. Shipping Corp.*,†††,1	14,718	—
Total Preferred Stocks
(Cost $1,725,000)		860,760

WARRANTS†† - 0.0%
SandRidge Energy, Inc.
$41.34, 10/04/22*	488	2
SandRidge Energy, Inc.
$42.03, 10/04/22*	205	1
Total Warrants
(Cost $43,811)		3

MONEY MARKET FUND† - 16.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[5]	51,842,180	51,842,180
Total Money Market Fund
(Cost $51,842,180)		51,842,180

	Face Amount~
CORPORATE BONDS†† - 71.6%
Consumer, Non-cyclical - 13.8%
HCA, Inc.
3.50% due 09/01/30	2,950,000	2,676,274
5.88% due 02/01/29	2,050,000	2,167,875
Kraft Heinz Foods Co.
5.00% due 06/04/42	2,175,000	2,059,260
4.38% due 06/01/46	1,200,000	1,080,981
4.63% due 10/01/39[6]	675,000	604,488
Vector Group Ltd.
6.13% due 02/01/25[6]	3,565,000	3,244,150
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[6]	3,590,000	2,836,100
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[6]	4,027,000	2,577,280
Tenet Healthcare Corp.
6.25% due 02/01/27[6]	1,450,000	1,413,750
5.13% due 11/01/27[6]	600,000	571,500
5.13% due 05/01/25	525,000	501,375
Harsco Corp.
5.75% due 07/31/27[6]	2,650,000	2,452,151
Bausch Health Companies, Inc.
7.00% due 03/15/24[6]	1,900,000	1,935,606
6.50% due 03/15/22[6]	250,000	252,500
Centene Corp.
4.25% due 12/15/27[6]	1,000,000	980,000
5.38% due 06/01/26[6]	950,000	978,605
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75% due 04/15/26[6]	1,600,000	1,568,000
5.25% due 04/15/24[6]	325,000	321,032
Sysco Corp.
5.95% due 04/01/30	1,700,000	1,784,728
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[6]	1,750,000	1,758,750
Nathan’s Famous, Inc.
6.63% due 11/01/25[6]	1,850,000	1,720,500
Beverages & More, Inc.
11.50% due 06/15/22[7]	3,275,000	1,670,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
HIGH YIELD FUND

	Face Amount~	Value
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[6]	1,725,000	$1,590,139
Par Pharmaceutical, Inc.
7.50% due 04/01/27[6,8]	1,375,000	1,368,125
AMN Healthcare, Inc.
4.63% due 10/01/27[6]	1,275,000	1,208,008
Carriage Services, Inc.
6.63% due 06/01/26[6]	900,000	884,250
Avanos Medical, Inc.
6.25% due 10/15/22	775,000	761,438
DaVita, Inc.
5.00% due 05/01/25	700,000	699,083
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[6]	750,000	543,285
Charles River Laboratories International, Inc.
4.25% due 05/01/28[6]	545,000	525,325
Sotheby’s
7.38% due 10/15/27[6]	425,000	338,406
United Rentals North America, Inc.
3.88% due 11/15/27	325,000	307,125
Total Consumer, Non-cyclical		43,380,339

Communications - 12.6%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75% due 03/01/30[6,8]	3,850,000	3,830,750
4.50% due 05/01/32[6]	1,000,000	975,200
4.50% due 08/15/30[6]	800,000	784,000
Altice France S.A.
7.38% due 05/01/26[6,8]	5,150,000	5,112,147
Virgin Media Secured Finance plc
5.50% due 05/15/29[6]	3,850,000	3,836,140
5.50% due 08/15/26[6]	600,000	609,000
Level 3 Financing, Inc.
3.88% due 11/15/29[6,8]	1,950,000	1,830,153
4.63% due 09/15/27[6]	1,200,000	1,192,680
5.63% due 02/01/23	859,000	854,705
5.25% due 03/15/26	200,000	199,875
EIG Investors Corp.
10.88% due 02/01/24	4,644,000	3,947,400
Cengage Learning, Inc.
9.50% due 06/15/24[6]	3,564,000	2,637,360
CSC Holdings LLC
6.50% due 02/01/29[6]	2,400,000	2,588,376
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	2,900,000	2,160,500
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[6]	1,500,000	1,320,000
Cogent Communications Group, Inc.
5.38% due 03/01/22[6]	1,175,000	1,180,875
Sirius XM Radio, Inc.
5.50% due 07/01/29[6]	1,050,000	1,071,000
Ziggo Bond Company BV
5.13% due 02/28/30[6]	750,000	735,000
6.00% due 01/15/27[6]	250,000	242,500
Telenet Finance Luxembourg Note
5.50% due 03/01/28	1,000,000	930,000
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[6]	900,000	886,500
Lamar Media Corp.
3.75% due 02/15/28[6]	875,000	820,208
Netflix, Inc.
3.63% due 06/15/30	EUR 675,000	731,089
Sprint Corp.
7.25% due 02/01/28[6]	726,000	729,630
Ziggo BV
4.88% due 01/15/30[6,8]	400,000	389,574
MDC Partners, Inc.
6.50% due 05/01/24[6]	315,000	236,250
Total Communications		39,830,912

Financial - 12.4%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[6]	3,300,000	2,838,000
6.25% due 06/03/26[6]	2,525,000	2,335,625
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[6]	5,075,000	4,808,562
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[6]	3,700,000	3,654,860
Hunt Companies, Inc.
6.25% due 02/15/26[6]	4,315,000	3,225,462
Newmark Group, Inc.
6.13% due 11/15/23[8]	2,900,000	2,949,962
AmWINS Group, Inc.
7.75% due 07/01/26[6]	2,500,000	2,450,000
Quicken Loans, Inc.
5.25% due 01/15/28[6,8]	2,100,000	2,053,380
5.75% due 05/01/25[6]	325,000	323,375
NFP Corp.
6.88% due 07/15/25[6]	1,150,000	1,132,750
8.00% due 07/15/25[6]	1,200,000	1,098,000
Springleaf Finance Corp.
7.13% due 03/15/26	1,050,000	1,039,500
5.38% due 11/15/29	475,000	434,625
6.63% due 01/15/28	450,000	425,250
6.13% due 03/15/24	275,000	270,892
American Equity Investment Life Holding Co.
5.00% due 06/15/27[8]	1,322,000	1,271,110
USI, Inc.
6.88% due 05/01/25[6]	1,150,000	1,069,500
Greystar Real Estate Partners LLC
5.75% due 12/01/25[6,8]	1,050,000	950,313
Goldman Sachs Group, Inc.
5.30%[3,4]	950,000	921,500
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[6]	942,000	909,030

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
HIGH YIELD FUND

	Face Amount~	Value
CNO Financial Group, Inc.
5.25% due 05/30/29	900,000	$873,253
Assurant, Inc.
7.00% due 03/27/48[4]	950,000	817,000
Iron Mountain, Inc.
4.88% due 09/15/29[6]	780,000	732,716
Wilton Re Finance LLC
5.88% due 03/30/33[4,6,8]	650,000	697,225
LPL Holdings, Inc.
4.63% due 11/15/27[6]	600,000	548,772
SBA Communications Corp.
3.88% due 02/15/27[6]	475,000	476,188
Service Properties Trust
4.95% due 02/15/27[8]	500,000	378,892
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
6.75% due 10/15/27[6]	316,000	295,902
Total Financial		38,981,644

Industrial - 11.1%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	4,850,000	4,746,928
Masonite International Corp.
5.38% due 02/01/28[6]	1,800,000	1,769,040
5.75% due 09/15/26[6]	1,400,000	1,372,000
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[6]	2,950,000	2,751,760
Cleaver-Brooks, Inc.
7.88% due 03/01/23[6,8]	2,975,000	2,469,250
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[6]	2,400,000	2,166,720
Amsted Industries, Inc.
5.63% due 07/01/27[6]	1,225,000	1,191,821
4.63% due 05/15/30[6]	1,050,000	937,125
Standard Industries, Inc.
4.75% due 01/15/28[6]	1,970,000	1,814,271
EnerSys
4.38% due 12/15/27[6]	1,850,000	1,739,000
JELD-WEN, Inc.
4.88% due 12/15/27[6]	1,950,000	1,720,875
Trinity Industries, Inc.
4.55% due 10/01/24	1,765,000	1,504,202
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[6]	1,525,000	1,403,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg
5.33% (3 Month USD LIBOR + 3.50%) due 07/15/21[6,8,9]	792,000	772,200
5.13% due 07/15/23[6]	500,000	495,000
Berry Global, Inc.
4.88% due 07/15/26[6]	1,150,000	1,161,500
EnPro Industries, Inc.
5.75% due 10/15/26	1,200,000	1,155,000
Graphic Packaging International LLC
3.50% due 03/15/28[6]	1,225,000	1,102,132
American Woodmark Corp.
4.88% due 03/15/26[6]	1,175,000	1,095,688
TransDigm, Inc.
6.25% due 03/15/26[6,8]	975,000	971,344
Silgan Holdings, Inc.
4.13% due 02/01/28[6]	850,000	784,125
Moog, Inc.
4.25% due 12/15/27[6]	625,000	564,062
Swissport Financing SARL
5.25% due 08/15/24	EUR 800,000	522,766
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[6]	525,000	496,125
Sealed Air Corp.
4.00% due 12/01/27[6]	400,000	372,040
Total Industrial		35,077,974

Consumer, Cyclical - 7.4%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6]	6,265,000	5,873,438
Suburban Propane Partners, LP/Suburban Energy Finance Corp.
5.75% due 03/01/25	1,950,000	1,803,750
5.88% due 03/01/27[8]	1,610,000	1,483,212
Williams Scotsman International, Inc.
6.88% due 08/15/23[6]	2,550,000	2,320,500
7.88% due 12/15/22[6]	494,000	481,897
Wabash National Corp.
5.50% due 10/01/25[6]	2,110,000	1,677,450
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[6]	1,500,000	1,462,500
Anixter, Inc.
6.00% due 12/01/25	1,400,000	1,370,250
HD Supply, Inc.
5.38% due 10/15/26[6]	1,350,000	1,312,362
Sabre GLBL, Inc.
5.38% due 04/15/23[6]	1,300,000	1,189,500
Titan International, Inc.
6.50% due 11/30/23	1,985,000	893,250
Boyne USA, Inc.
7.25% due 05/01/25[6]	782,000	746,810
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[6]	550,000	522,500
Panther BF Aggregator 2, LP / Panther Finance Company, Inc.
8.50% due 05/15/27[6]	575,000	501,630
Yum! Brands, Inc.
7.75% due 04/01/25[6]	475,000	498,750
Cedar Fair, LP
5.25% due 07/15/29[6]	375,000	316,875
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.
4.88% due 02/15/30[6]	415,000	315,276

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
HIGH YIELD FUND

	Face Amount~	Value
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27	500,000	$207,500
Allison Transmission, Inc.
4.75% due 10/01/27[6]	200,000	184,000
Party City Holdings, Inc.
6.63% due 08/01/26[6]	991,000	99,100
Total Consumer, Cyclical		23,260,550

Energy - 6.5%
Indigo Natural Resources LLC
6.88% due 02/15/26[6]	5,815,000	3,837,900
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[6]	3,565,000	3,351,100
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	3,642,000	2,403,720
PDC Energy, Inc.
6.13% due 09/15/24	2,750,000	1,467,812
NuStar Logistics, LP
5.63% due 04/28/27	1,510,000	1,160,888
6.00% due 06/01/26	300,000	222,000
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	1,500,000	1,125,000
Range Resources Corp.
5.00% due 03/15/23[8]	1,210,000	883,300
5.88% due 07/01/22	245,000	176,400
CVR Energy, Inc.
5.75% due 02/15/28[6]	1,375,000	1,027,813
Antero Resources Corp.
5.13% due 12/01/22	1,913,000	994,760
CNX Resources Corp.
5.88% due 04/15/22	923,000	844,545
Basic Energy Services, Inc.
10.75% due 10/15/23[7]	1,225,000	802,375
Pattern Energy Group, Inc.
5.88% due 02/01/24[6]	775,000	769,327
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[6]	1,250,000	687,137
Unit Corp.
6.63% due 05/15/21	4,992,000	353,933
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	2,475,000	272,250
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[6]	225,000	144,000
Bruin E&P Partners LLC
8.88% due 08/01/23[7]	1,008,000	70,560
SandRidge Energy, Inc.
7.50% due 03/15/21†††,1	250,000	—
Total Energy		20,594,820

Basic Materials - 2.9%
Alcoa Nederland Holding BV
6.75% due 09/30/24[6]	1,750,000	1,696,975
6.13% due 05/15/28[6]	650,000	591,500
7.00% due 09/30/26[6]	600,000	558,000
Novelis Corp.
5.88% due 09/30/26[6,8]	1,000,000	981,365
4.75% due 01/30/30[6]	950,000	845,500
Kaiser Aluminum Corp.
4.63% due 03/01/28[6]	1,415,000	1,255,812
Neon Holdings, Inc.
10.13% due 04/01/26[6]	1,190,000	1,065,960
Compass Minerals International, Inc.
6.75% due 12/01/27[6]	925,000	835,044
United States Steel Corp.
6.88% due 08/15/25[8]	850,000	592,705
Valvoline, Inc.
4.25% due 02/15/30[6]	375,000	351,525
Yamana Gold, Inc.
4.63% due 12/15/27	256,000	256,535
Mirabela Nickel Ltd.
due 06/24/19[7,10]	278,115	13,906
Total Basic Materials		9,044,827

Utilities - 2.7%
Terraform Global Operating LLC
6.13% due 03/01/26[6]	5,330,000	5,196,750
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.50% due 05/20/25	1,400,000	1,288,000
5.75% due 05/20/27	550,000	511,569
Clearway Energy Operating LLC
5.75% due 10/15/25	1,200,000	1,188,000
DPL, Inc.
7.25% due 10/15/21	512,000	504,320
Total Utilities		8,688,639

Technology - 2.2%
MSCI, Inc.
4.00% due 11/15/29[6,8]	1,875,000	1,862,587
3.63% due 09/01/30[6]	250,000	237,187
NCR Corp.
6.13% due 09/01/29[6]	1,675,000	1,564,283
Qorvo, Inc.
4.38% due 10/15/29[6]	1,350,000	1,255,500
PTC, Inc.
4.00% due 02/15/28[6]	850,000	816,255
Open Text Holdings, Inc.
4.13% due 02/15/30[6]	750,000	705,188

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
HIGH YIELD FUND

	Face Amount~		Value
CDK Global, Inc.
5.25% due 05/15/29[6]		500,000	$510,000
Total Technology			6,951,000

Total Corporate Bonds
(Cost $262,157,954)			225,810,705

SENIOR FLOATING RATE INTERESTS††,9 - 15.4%
Consumer, Cyclical - 3.6%
World Triathlon Corp.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 08/15/26		1,585,526	1,490,394
Power Solutions (Panther)
4.44% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26		1,620,938	1,475,053
American Tire Distributors, Inc.
8.55% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24		1,323,436	873,468
7.20% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23		330,924	307,759
Midas Intermediate Holdco II LLC
4.02% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21		1,273,671	988,687
BBB Industries, LLC
5.49% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25		1,251,123	938,342
1011778 BC Unlimited Liability Co.
2.74% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/19/26		897,750	825,930
Playtika Holding Corp.
7.07% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24		888,750	825,053
Alexander Mann
5.73% (3 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25†††	GBP	1,100,000	820,589
PT Intermediate Holdings III LLC
6.95% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25†††		748,125	613,463
Sotheby’s
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27		611,748	470,025
EnTrans International, LLC
6.99% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24†††		547,500	459,900
Blue Nile, Inc.
8.11% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23		668,438	394,378
American Express GBT
due 02/26/27†††		462,611	393,219
Accuride Corp.
6.70% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23		966,038	386,415
Belk, Inc.
7.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25		391,985	216,376
Total Consumer, Cyclical			11,479,051

Communications - 3.4%
Resource Label Group LLC
6.41% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23		1,841,059	1,610,927
10.41% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††		1,500,000	1,275,000
Market Track LLC
6.03% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24		2,437,500	1,950,000
Cengage Learning Acquisitions, Inc.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23		2,383,569	1,920,751
McGraw-Hill Global Education Holdings LLC
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22		1,825,974	1,485,120
GTT Communications, Inc.
3.74% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25		1,424,625	995,457
Liberty Cablevision Of Puerto Rico LLC
5.70% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 10/15/26		650,000	595,562
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24		641,875	565,922
Telenet Financing USD LLC
2.70% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/28/28		300,000	273,300
Total Communications			10,672,039

Industrial - 3.1%
Bhi Investments LLC
6.34% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24†††		1,865,645	1,492,516
10.67% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1		1,500,000	1,455,000
Diversitech Holdings, Inc.
8.95% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††		2,650,000	2,093,500
Gardner Denver, Inc.
2.74% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27		1,600,000	1,496,000
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24		984,656	787,725
American Bath Group LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/29/23		702,407	593,534

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
HIGH YIELD FUND

	Face Amount~	Value
YAK MAT (YAK ACCESS LLC)
11.20% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26†††	950,000	$570,000
Bioplan USA, Inc.
5.82% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21†††	695,396	472,869
Avison Young (Canada), Inc.
6.61% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	543,125	431,785
ProAmpac PG Borrower LLC
10.19% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	350,000	259,000
National Technical Systems
7.00% (1 Month USD LIBOR + 6.00% and 3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 06/12/21†††,1	248,125	238,200
Total Industrial		9,890,129

Consumer, Non-cyclical - 2.3%
Endo Luxembourg Finance Co.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	1,592,581	1,421,379
Cambrex Corp.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26	1,571,063	1,311,837
Packaging Coordinators Midco, Inc.
4.34% (1 Month USD LIBOR + 3.50% and 6 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/01/21†††,1	1,338,462	1,181,192
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
5.11% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25†††	1,176,000	1,023,120
CTI Foods Holding Co. LLC
8.77% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††,1	590,249	560,736
10.77% (3 Month USD LIBOR + 9.00%, Rate Floor: 10.00%) due 05/03/24	308,871	284,162
Springs Window Fashions
9.57% (3 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,025,000	843,913
Hearthside Group Holdings LLC
4.68% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	736,875	611,606
Moran Foods LLC
due 12/05/23[10]	1,315,314	65,766
Total Consumer, Non-cyclical		7,303,711

Technology - 1.5%
Planview, Inc.
6.87% (2 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	1,164,000	1,110,692
7.02% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	415,557	396,525
GlobalFoundries, Inc.
6.25% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/05/26	1,492,500	1,268,625
Aston FinCo SARL
6.13% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26	800,000	708,000
Cvent, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	738,693	522,013
Cypress Intermediate Holdings III, Inc.
3.68% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 10/27/23†††,1	487,500	450,414
3.68% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/27/22	46,747	43,190
Aspect Software, Inc.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24†††	435,869	329,809
6.23% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 07/17/23†††,1	39,062	38,628
Total Technology		4,867,896

Basic Materials - 0.7%
ICP Industrial, Inc.
5.07% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23	1,223,958	1,101,562
Big River Steel LLC
6.45% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23†††	877,500	833,625
DCG Acquisition Corp.
5.36% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	98,729	87,869
5.87% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	15,985	14,227
Total Basic Materials		2,037,283

Financial - 0.4%
Jefferies Finance LLC
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 06/03/26	1,416,432	1,170,922

Utilities - 0.3%
Panda Power
7.95% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,099,864	912,887

Energy - 0.1%
Permian Production Partners LLC
due 05/20/24†††,10	1,187,500	178,125
Summit Midstream Partners, LP
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	263,475	97,486
Total Energy		275,611

Total Senior Floating Rate Interests
(Cost $59,935,308)		48,609,529

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
HIGH YIELD FUND

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 0.6%
Collateralized Loan Obligations - 0.6%
Barings Middle Market CLO Ltd.
2019-IA, 2.94% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/15/31[6,9]	1,500,000	$1,311,730
WhiteHorse X Ltd.
2015-10A, 7.14% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[6,9]	750,000	529,351
WhiteHorse VII Ltd.
2013-1A, 6.48% (3 Month USD LIBOR + 4.80%, Rate Floor: 0.00%) due 11/24/25[6,9]	186,899	129,945
Total Collateralized Loan Obligations		1,971,026

Total Asset-Backed Securities
(Cost $2,329,666)		1,971,026

Total Investments - 105.4%
(Cost $382,883,129)		$332,218,910
Other Assets & Liabilities, net - (5.4)%		(16,951,036)
Total Net Assets - 100.0%		$315,267,874

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
Barclays Bank plc	3,292,000	EUR	04/17/20	$3,691,021	$3,631,105	$59,916
Barclays Bank plc	1,045,000	GBP	04/17/20	1,317,898	1,299,769	18,129
						$78,045

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
JPMorgan Chase Bank, N.A.	224,000	GBP	04/17/20	$270,517	$278,611	$8,094
JPMorgan Chase Bank, N.A.	460,000	EUR	04/17/20	501,215	507,385	6,170
Morgan Stanley Capital Services LLC	129,000	GBP	04/17/20	154,701	160,449	5,748
Barclays Bank plc	71,000	EUR	04/17/20	75,842	78,314	2,472
						$22,484

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
HIGH YIELD FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $6,869,879, (cost $7,003,748) or 2.2% of total net assets.
[2]	Affiliated issuer.
[3]	Perpetual maturity.
[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5]	Rate indicated is the 7-day yield as of March 31, 2020.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $169,208,853 (cost $186,842,648), or 53.7% of total net assets.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $2,557,091 (cost $5,372,944), or 0.8% of total net assets — See Note 10.

[8]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At March 31, 2020, the total market value of segregated or earmarked security was $30,847,594 — See Note 6.

[9]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[10]	Security is in default of interest and/or principal obligations.
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsibilité Limitée

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$47,331	$812,269	$2,265,107		$3,124,707
Preferred Stocks	—	860,760	—	*	860,760
Warrants	—	3	—		3
Money Market Fund	51,842,180	—	—		51,842,180
Corporate Bonds	—	225,810,705	—	*	225,810,705
Senior Floating Rate Interests	—	32,622,407	15,987,122		48,609,529
Asset-Backed Securities	—	1,971,026	—		1,971,026
Forward Foreign Currency Exchange Contracts**	—	100,529	—		100,529
Total Assets	$51,889,511	$262,177,699	$18,252,229		$332,319,439

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 9)	$—	$—	$206,951	$206,951

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
HIGH YIELD FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $20,875,801 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$1,438,492	Enterprise Value	Valuation Multiple	1.5x-9.1x	6.0x
Common Stocks	826,615	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	10,555,735	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	1,908,434	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	1,455,000	Model Price	Market Comparable Yields	9.9%	—
Senior Floating Rate Interests	1,110,692	Yield Analysis	Yield	8.5%	—
Senior Floating Rate Interests	560,736	Enterprise Value	Valuation Multiple	9.1x	—
Senior Floating Rate Interests	396,525	Model Price	Liquidation Value	—	—
Total	$18,252,229
Liabilities:
Unfunded Loan Commitments	$206,951	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, valuation multiple, liquidation value, market comparable yields or yield would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2020, the Fund had securities with a total value of $7,636,028 transfer from Level 2 to Level 3 to due to lack of observable inputs and had securities with a total market value of $5,341,029 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. There were no other securities that transferred between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
HIGH YIELD FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2020:

	Assets				Liabilities
	Common Stocks	Senior Floating Rate Interests	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,042,728	$18,366,284	$534,846	$20,943,858	$(301,483)
Purchases/(Receipts)	17,289	3,626,882	—	3,644,171	(118,777)
(Sales, maturities and paydowns)/Fundings	(74,868)	(7,136,016)	—	(7,210,884)	404,072
Amortization of discount/premiums	—	116,281	—	116,281	—
Corporate actions	160,573	—	(160,573)	—	—
Total realized gains or losses included in earnings	14,338	(129,921)	—	(115,583)	(58,265)
Total change in unrealized appreciation (depreciation) included in earnings	105,047	(1,151,387)	(374,273)	(1,420,613)	(132,498)
Transfers into Level 3	—	7,636,028	—	7,636,028	—
Transfers out of Level 3	—	(5,341,029)	—	(5,341,029)	—
Ending Balance	$2,265,107	$15,987,122	$—	$18,252,229	$(206,951)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2020	$105,047	$(757,496)	$—	$(652,449)	$(186,336)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares/Face Amount 03/31/20
Common Stocks
BP Holdco LLC*,1	$8,372		$—	$—	$—	$(2,160)	$6,212	23,711
Targus Group International Equity, Inc.*,1	21,720		—	—	—	467	22,187	12,825
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16	—	**	—	—	(139,369)	139,369	—	—
	$30,092		$—	$—	$(139,369)	$137,676	$28,399

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued and affiliated securities amounts to $28,399, (cost $12,729) or less than 0.1% of total net assets.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $382,870,400)	$332,190,511
Investments in affiliated issuers, at value (cost $12,729)	28,399
Foreign currency, at value (cost $6,594)	6,594
Cash	215,201
Segregated cash with broker	1,821
Unrealized appreciation on forward foreign currency exchange contracts	100,529
Prepaid expenses	46,221
Receivables:
Securities sold	5,632,335
Interest	4,586,217
Fund shares sold	1,354,338
Dividends	26,277
Foreign tax reclaims	16,131
Total assets	344,204,574

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $352,800)	206,951
Reverse repurchase agreements (Note 6)	20,875,801
Payable for:
Securities purchased	4,132,166
Fund shares redeemed	3,187,859
Distributions to shareholders	227,815
Management fees	156,119
Distribution and service fees	27,606
Transfer agent/maintenance fees	21,832
Fund accounting/administration fees	16,825
Due to Investment Adviser	6,540
Trustees’ fees*	919
Miscellaneous	76,267
Total liabilities	28,936,700
Net assets	$315,267,874

Net assets consist of:
Paid in capital	$393,976,819
Total distributable earnings (loss)	(78,708,945)
Net assets	$315,267,874

A-Class:
Net assets	$51,184,531
Capital shares outstanding	5,518,737
Net asset value per share	$9.27
Maximum offering price per share (Net asset value divided by 96.00%)	$9.66

C-Class:
Net assets	$16,479,163
Capital shares outstanding	1,761,879
Net asset value per share	$9.35

P-Class:
Net assets	$5,691,878
Capital shares outstanding	613,299
Net asset value per share	$9.28

Institutional Class:
Net assets	$121,853,650
Capital shares outstanding	16,126,808
Net asset value per share	$7.56

R6-Class:
Net assets	$120,058,652
Capital shares outstanding	12,959,285
Net asset value per share	$9.26

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

HIGH YIELD FUND

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$495,858
Interest from securities of unaffiliated issuers	14,054,251
Total investment income	14,550,109

Expenses:
Management fees	1,233,720
Distribution and service fees:
A-Class	80,134
C-Class	107,423
P-Class	9,888
Transfer agent/maintenance fees:
A-Class	24,710
C-Class	11,963
P-Class	6,223
Institutional Class	104,345
R6-Class	491
Interest expense	243,980
Fund accounting/administration fees	158,617
Professional fees	51,163
Custodian fees	20,929
Line of credit fees	17,497
Trustees’ fees*	13,158
Miscellaneous	98,415
Recoupment of previously waived fees:
A-Class	23,916
C-Class	3,998
P-Class	178
Institutional Class	33,974
R6-Class	6,529
Total expenses	2,251,251
Less:
Expenses reimbursed by Adviser:
A-Class	(2,597)
C-Class	(771)
P-Class	(693)
Institutional Class	(18,716)
Earnings credits applied	(1,853)
Total waived/reimbursed expenses	(24,630)
Net expenses	2,226,621
Net investment income	12,323,488

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(15,961,871)
Investments in affiliated issuers	(139,369)
Forward foreign currency exchange contracts	(69,475)
Foreign currency transactions	33,105
Net realized loss	(16,137,610)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(42,246,225)
Investments in affiliated issuers	137,676
Forward foreign currency exchange contracts	77,793
Foreign currency translations	(28,879)
Net change in unrealized appreciation (depreciation)	(42,059,635)
Net realized and unrealized loss	(58,197,245)
Net decrease in net assets resulting from operations	$(45,873,757)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,323,488	$24,882,058
Net realized loss on investments	(16,137,610)	(8,958,152)
Net change in unrealized appreciation (depreciation) on investments	(42,059,635)	5,141,186
Net increase (decrease) in net assets resulting from operations	(45,873,757)	21,065,092

Distributions to shareholders:
A-Class	(1,976,721)	(4,333,588)
C-Class	(583,913)	(1,132,868)
P-Class	(244,034)	(529,844)
Institutional Class	(5,562,161)	(9,833,829)
R6-Class	(4,836,805)	(9,923,537)
Total distributions to shareholders	(13,203,634)	(25,753,666)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,621,218	11,548,636
C-Class	3,512,935	5,391,154
P-Class	795,947	2,776,059
Institutional Class	48,296,115	113,823,859
R6-Class	2,905,326	7,397,981
Redemption fees collected
A-Class	3,656	3,471
C-Class	1,215	1,022
P-Class	455	454
Institutional Class	9,377	6,625
R6-Class	8,463	7,944
Distributions reinvested
A-Class	1,776,828	3,805,869
C-Class	529,707	997,942
P-Class	244,010	528,810
Institutional Class	4,266,401	7,714,249
R6-Class	4,836,805	9,923,323
Cost of shares redeemed
A-Class	(15,684,319)	(21,398,303)
C-Class	(6,394,037)	(6,478,775)
P-Class	(2,392,699)	(7,072,377)
Institutional Class	(88,000,200)	(66,675,004)
R6-Class	(17,013,355)	(53,462,016)
Net increase (decrease) from capital share transactions	(55,676,152)	8,840,923
Net increase (decrease) in net assets	(114,753,543)	4,152,349

Net assets:
Beginning of period	430,021,417	425,869,068
End of period	$315,267,874	$430,021,417

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	658,360	1,071,432
C-Class	322,832	495,246
P-Class	74,471	257,789
Institutional Class	5,666,512	13,057,496
R6-Class	272,110	690,356
Shares issued from reinvestment of distributions
A-Class	167,616	353,785
C-Class	49,564	91,997
P-Class	22,981	49,100
Institutional Class	492,492	877,350
R6-Class	457,242	922,818
Shares redeemed
A-Class	(1,539,098)	(1,986,805)
C-Class	(606,447)	(598,161)
P-Class	(233,313)	(654,928)
Institutional Class	(10,347,961)	(7,604,434)
R6-Class	(1,692,525)	(4,951,144)
Net increase (decrease) in shares	(6,235,164)	2,071,897

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$10.90	$11.04	$11.50	$11.16	$10.79	$12.02
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.64	.68	.64	.67	.69
Net gain (loss) on investments (realized and unrealized)	(1.61)	(.12)	(.46)	.35	.41	(.97)
Total from investment operations	(1.30)	.52	.22	.99	1.08	(.28)
Less distributions from:
Net investment income	(.33)	(.66)	(.68)	(.65)	(.72)	(.74)
Net realized gains	—	—	—	—	—	(.22)
Total distributions	(.33)	(.66)	(.68)	(.65)	(.72)	(.96)
Redemption fees collected	— [h]	— [h]	— [h]	— [h]	.01	.01
Net asset value, end of period	$9.27	$10.90	$11.04	$11.50	$11.16	$10.79

Total Return[c]	(12.26%)	4.99%	2.00%	9.11%	10.71%	(2.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,185	$67,916	$75,028	$126,097	$87,045	$73,236
Ratios to average net assets:
Net investment income (loss)	5.79%	5.94%	6.05%	5.63%	6.32%	6.01%
Total expenses[d]	1.30%	1.27%	1.35%	1.31%	1.25%	1.27%
Net expenses[e,f,g]	1.29%	1.26%	1.33%	1.29%	1.23%	1.20%
Portfolio turnover rate	25%	61%	61%	62%	55%	72%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$10.99	$11.14	$11.60	$11.26	$10.88	$12.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.56	.60	.56	.60	.61
Net gain (loss) on investments (realized and unrealized)	(1.62)	(.12)	(.46)	.35	.41	(.98)
Total from investment operations	(1.35)	.44	.14	.91	1.01	(.37)
Less distributions from:
Net investment income	(.29)	(.59)	(.60)	(.57)	(.64)	(.66)
Net realized gains	—	—	—	—	—	(.22)
Total distributions	(.29)	(.59)	(.60)	(.57)	(.64)	(.88)
Redemption fees collected	— [h]	— [h]	— [h]	— [h]	.01	.01
Net asset value, end of period	$9.35	$10.99	$11.14	$11.60	$11.26	$10.88

Total Return[c]	(12.56%)	4.12%	1.27%	8.38%	9.81%	(3.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,479	$21,935	$22,350	$30,461	$26,941	$13,671
Ratios to average net assets:
Net investment income (loss)	5.05%	5.17%	5.31%	4.92%	5.52%	5.25%
Total expenses[d]	2.04%	2.03%	2.11%	2.05%	2.01%	2.01%
Net expenses[e,f,g]	2.04%	2.02%	2.09%	2.03%	1.98%	1.95%
Portfolio turnover rate	25%	61%	61%	62%	55%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[i]
Per Share Data
Net asset value, beginning of period	$10.91	$11.05	$11.51	$11.17	$10.80	$11.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.64	.68	.64	.67	.27
Net gain (loss) on investments (realized and unrealized)	(1.61)	(.12)	(.46)	.37	.42	(.73)
Total from investment operations	(1.30)	.52	.22	1.01	1.09	(.46)
Less distributions from:
Net investment income	(.33)	(.66)	(.68)	(.67)	(.72)	(.27)
Total distributions	(.33)	(.66)	(.68)	(.67)	(.72)	(.27)
Redemption fees collected	— [h]	— [h]	— [h]	— [h]	— [h]	— [h]
Net asset value, end of period	$9.28	$10.91	$11.05	$11.51	$11.17	$10.80

Total Return	(12.25%)	4.98%	1.95%	9.24%	10.74%	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,692	$8,170	$12,124	$16,883	$3,178	$10
Ratios to average net assets:
Net investment income (loss)	5.79%	5.93%	6.00%	5.58%	6.20%	5.76%
Total expenses[d]	1.31%	1.30%	1.45%	1.29%	1.17%	3.36%
Net expenses[e,f,g]	1.29%	1.28%	1.39%	1.22%	1.17%	1.19%
Portfolio turnover rate	25%	61%	61%	62%	55%	72%

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$8.88	$9.01	$9.38	$9.11	$8.81	$9.87
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.54	.58	.56	.58	.58
Net gain (loss) on investments (realized and unrealized)	(1.30)	(.10)	(.38)	.28	.34	(.79)
Total from investment operations	(1.04)	.44	.20	.84	.92	(.21)
Less distributions from:
Net investment income	(.28)	(.57)	(.57)	(.57)	(.62)	(.64)
Net realized gains	—	—	—	—	—	(.22)
Total distributions	(.28)	(.57)	(.57)	(.57)	(.62)	(.86)
Redemption fees collected	— [h]	— [h]	— [h]	— [h]	— [h]	.01
Net asset value, end of period	$7.56	$8.88	$9.01	$9.38	$9.11	$8.81

Total Return	(12.02%)	5.15%	2.27%	9.56%	10.95%	(2.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$121,854	$180,442	$125,945	$194,280	$141,833	$75,167
Ratios to average net assets:
Net investment income (loss)	6.05%	6.17%	6.28%	6.00%	6.58%	6.21%
Total expenses[d]	1.06%	0.99%	1.14%	0.94%	0.95%	0.94%
Net expenses[e,f,g]	1.03%	0.97%	1.11%	0.93%	0.94%	0.94%
Portfolio turnover rate	25%	61%	61%	62%	55%	72%

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Period Ended September 30, 2017[j]
Per Share Data
Net asset value, beginning of period	$10.89	$11.03	$11.49	$11.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.68	.72	.24
Net gain (loss) on investments (realized and unrealized)	(1.61)	(.12)	(.46)	.04
Total from investment operations	(1.28)	.56	.26	.28
Less distributions from:
Net investment income	(.35)	(.70)	(.72)	(.24)
Total distributions	(.35)	(.70)	(.72)	(.24)
Redemption fees collected	— [h]	— [h]	— [h]	— [h]
Net asset value, end of period	$9.26	$10.89	$11.03	$11.49

Total Return	(12.11%)	5.39%	2.34%	2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,059	$151,558	$190,421	$200,099
Ratios to average net assets:
Net investment income (loss)	6.17%	6.31%	6.41%	5.41%
Total expenses[d]	0.90%	0.89%	1.00%	0.82%
Net expenses[e,f,g]	0.90%	0.88%	1.00%	0.82%
Portfolio turnover rate	25%	61%	61%	62%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.07%	0.05%	—	0.09%
C-Class	0.04%	0.05%	—	0.06%
P-Class	0.00%*	0.01%	0.03%	0.00%*
Institutional Class	0.04%	0.02%	0.04%	0.00%*
R6-Class	0.01%	0.00%*	—	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.16%	1.15%	1.10%	1.15%	1.16%	1.16%
C-Class	1.91%	1.91%	1.86%	1.89%	1.91%	1.91%
P-Class	1.16%	1.16%	1.16%	1.08%	1.09%	1.16%
Institutional Class	0.91%	0.88%	0.88%	0.79%	0.87%	0.91%
R6-Class	0.78%	0.77%	0.77%	0.79%	—	—

[h]	Redemption fees collected are less than $0.01 per share.
[i]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[j]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

INVESTMENT GRADE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	54.7%
AA	4.2%
A	7.0%
BBB	10.1%
BB	0.2%
B	0.7%
CCC	0.8%
CC	0.3%
C	0.2%
NR2	3.0%
Other Instruments	18.8%
Total Investments	100.0%

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds	4.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.3%
U.S. Treasury Notes, 2.38% due 02/29/24	3.0%
U.S. Treasury Notes, 1.88% due 02/28/22	1.9%
U.S. Treasury Notes, 1.63% due 10/31/26	1.8%
U.S. Treasury Notes, 1.50% due 10/31/24	1.7%
U.S. Treasury Notes, 1.75% due 06/30/24	1.2%
U.S. Treasury Notes, 1.50% due 09/30/24	1.1%
U.S. Treasury Notes, 1.63% due 09/30/26	1.1%
U.S. Treasury Notes, 2.50% due 02/28/26	1.0%
Top Ten Total	21.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	2.37%	6.18%	3.81%	4.85%
A-Class Shares with sales charge‡	(1.73%)	1.93%	2.80%	4.35%
C-Class Shares	2.00%	5.41%	3.06%	4.10%
C-Class Shares with CDSC§	1.00%	4.41%	3.06%	4.10%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	3.36%	3.88%
	6 Month†	1 Year	5 Year	Since Inception (01/29/13)
Institutional Class Shares	2.57%	6.49%	4.11%	4.61%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	3.36%	3.20%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		2.37%	6.17%	3.91%
Bloomberg Barclays U.S. Aggregate Bond Index		3.33%	8.93%	3.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Shares	Value
COMMON STOCKS††† - 0.0%

Industrial - 0.0%
Constar International Holdings LLC* ,1	68	$—

Total Common Stocks
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 4.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	324,700	40,103,697
iShares iBoxx High Yield Corporate Bond ETF	65,980	5,085,079
Total Exchange-Traded Funds
(Cost $44,538,554)		45,188,776

MONEY MARKET FUND† - 13.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[2]	127,290,524	127,290,524
Total Money Market Fund
(Cost $127,290,524)		127,290,524

	Face Amount~
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 30.8%
Government Agency - 15.8%
Fannie Mae
3.59% due 02/01/29	6,435,000	7,468,358
3.71% due 02/01/34	5,700,000	6,724,769
3.03% due 02/01/30	5,100,000	5,682,091
3.66% due 03/01/34	4,000,000	4,745,602
2.43% due 01/01/30	4,500,000	4,721,377
3.60% due 03/01/31	4,000,000	4,601,650
2.55% due 12/01/29	3,000,000	3,186,589
3.00% due 12/01/29	2,500,000	2,802,432
3.61% due 04/01/34	2,300,000	2,703,944
3.49% due 04/01/30	2,300,000	2,668,408
3.37% due 05/01/31	2,250,000	2,614,810
4.17% due 02/01/49	2,000,000	2,496,116
3.26% due 05/01/34	2,000,000	2,294,171
3.09% due 10/01/29	2,000,000	2,253,663
3.11% due 04/01/30	1,963,760	2,180,194
2.81% due 09/01/39	2,000,000	2,179,285
2.70% due 10/01/39	1,985,458	2,151,092
2.39% due 02/01/27	2,000,000	2,129,694
2.46% due 01/01/30	2,000,000	2,107,802
2.30% due 11/01/29	2,000,000	2,088,476
2.40% due 03/01/40	2,000,000	1,977,779
3.33% due 05/01/34	1,500,000	1,710,238
3.13% due 01/01/30	1,500,000	1,695,638
3.01% due 12/01/27	1,500,000	1,650,855
2.86% due 09/01/29	1,450,000	1,609,222
3.68% due 04/01/34	1,000,000	1,189,072
4.24% due 08/01/48	1,000,000	1,181,508

3.51% due 04/01/34	1,000,000	1,175,479
4.27% due 12/01/33	981,691	1,172,497
3.70% due 03/01/31	1,000,000	1,167,040
3.66% due 03/01/34	985,741	1,166,811
3.56% due 04/01/30	1,000,000	1,164,760
3.48% due 04/01/30	1,000,000	1,161,689
3.34% due 05/01/34	1,000,000	1,161,330
3.31% due 01/01/33	1,000,000	1,159,974
3.43% due 09/01/34	1,000,000	1,159,328
3.67% due 03/01/30	1,000,000	1,158,972
3.74% due 02/01/30	1,000,000	1,157,194
3.42% due 04/01/30	1,000,000	1,156,514
3.36% due 05/01/34	987,319	1,147,572
3.56% due 03/01/31	1,000,000	1,144,471
3.19% due 02/01/30	1,000,000	1,140,781
3.18% due 01/01/30	1,000,000	1,134,468
3.05% due 01/01/30	1,000,000	1,126,191
3.83% due 05/01/49	1,000,000	1,119,147
2.99% due 01/01/40	1,000,000	1,110,169
2.79% due 01/01/32	997,333	1,104,688
3.53% due 04/01/33	1,000,000	1,097,859
3.23% due 01/01/30	966,977	1,095,208
3.12% due 01/01/30	964,153	1,082,672
3.46% due 08/01/49	991,058	1,064,951
2.57% due 10/01/29	1,000,000	1,063,468
2.34% due 05/01/27	998,669	1,062,288
2.96% due 11/01/29	900,000	1,003,725
2.69% due 10/01/34	992,395	972,390
3.08% due 10/01/32	850,000	964,714
2.90% due 11/01/29	850,000	944,165
4.07% due 05/01/49	791,310	871,549
4.37% due 10/01/48	736,951	840,398
3.14% due 09/01/32	650,000	743,275
2.99% due 09/01/29	650,000	726,683
4.25% due 05/01/48	653,641	707,728
3.17% due 01/01/30	550,000	624,410
2.82% due 10/01/29	550,000	608,775
3.05% due 10/01/29	500,000	561,148
3.22% due 01/01/30	450,000	512,887
3.94% due 10/01/36	342,957	416,217
Freddie Mac Multifamily Structured Pass Through Certificates
2019-1513, 2.80% due 08/25/34	3,950,000	4,305,075
2017-KGX1, 3.00% due 10/25/27	3,500,000	3,920,316
2017-KW03, 3.02% due 06/25/27	3,000,000	3,366,899
2020-KJ28, 2.31% due 10/25/27	1,850,000	1,974,632
2018-K073, 3.45% (WAC) due 01/25/28[3]	1,200,000	1,371,321
2019-KJ27, 2.59% due 03/25/25	1,150,000	1,226,779
2018-K078, 3.92% due 06/25/28	1,000,000	1,178,097
2018-K074, 3.60% due 02/25/28	1,000,000	1,148,610
2017-K066, 3.20% due 06/25/27	1,000,000	1,120,276
Federal National Mortgage Association
2.20% due 11/01/27	2,600,000	2,684,360
2.68% due 04/01/50†††	1,000,000	1,076,344

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	2,500,000	$2,728,511
Freddie Mac
2018-4762, 4.00% due 01/15/46	1,000,000	1,082,345
Total Government Agency		145,951,985

Residential Mortgage Backed Securities - 11.4%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.51% due 09/15/52[4]	4,450,000	4,241,199
2019-T4, 2.33% due 10/15/51[4]	3,750,000	3,633,443
2019-T5, 2.43% due 10/15/51[4]	3,000,000	2,932,526
2019-T2, 2.52% due 08/15/53[4]	2,000,000	1,871,638
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[3,4]	2,495,588	2,543,579
2018-R4, 4.07% (WAC) due 12/26/57[3,4]	2,389,947	2,451,406
Verus Securitization Trust
2020-1, 2.42% (WAC) due 01/25/60[3,4]	2,456,298	2,357,689
2019-4, 2.64% due 11/25/59[4,5]	2,081,642	2,107,586
2019-4, 2.85% due 11/25/59[4,5]	1,619,055	1,639,106
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[3,4]	3,684,564	3,643,046
2019-RM3, 2.80% (WAC) due 06/25/69[3,4]	887,717	853,233
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[3,4]	1,449,343	1,475,847
2019-6A, 3.50% (WAC) due 09/25/59[3,4]	941,539	958,634
2017-5A, 2.45% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[3,4]	811,538	768,993
2018-1A, 4.00% (WAC) due 12/25/57[3,4]	664,002	686,524
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[3,4]	2,101,146	2,062,587
2019-NQM2, 2.75% (WAC) due 11/25/59[3,4]	1,713,802	1,655,445
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 1.16% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[3]	2,451,401	2,248,200
2006-BC3, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[3]	878,062	759,800
2006-BC4, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[3]	670,903	613,723
GSAA Home Equity Trust
2005-6, 1.38% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 06/25/35[3]	3,150,000	2,950,127
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[3,4]	1,840,759	1,751,641
2019-2, 2.70% (WAC) due 09/25/59[3,4]	1,164,570	1,116,354
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50[3,4]	956,894	918,074
2020-1, 2.56% (WAC) due 02/25/50[3,4]	956,894	918,011
2020-1, 2.28% (WAC) due 02/25/50[3,4]	956,894	917,961
Soundview Home Loan Trust
2006-OPT5, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	2,541,705	2,324,252
Home Equity Loan Trust
2007-FRE1, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	2,780,561	2,318,941
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[3,4]	2,272,671	2,315,120
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[3,4]	1,704,080	1,705,410
2017-5, 1.55% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[3,4]	361,831	349,118
2018-1, 3.00% (WAC) due 01/25/58[3,4]	251,092	252,244
RALI Series Trust
2006-QO10, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 01/25/37[3]	2,273,094	1,884,952
2006-QO2, 1.17% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[3]	1,741,419	412,150
Ocwen Master Advance Receivables Trust
2019-T2, 2.42% due 08/15/51[4]	2,300,000	2,265,483
HarborView Mortgage Loan Trust
2006-12, 0.94% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[3]	1,702,924	1,357,659
2006-14, 0.90% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	832,045	648,938
Angel Oak Mortgage Trust
2020-1, 2.77% (WAC) due 12/25/59[3,4]	1,978,146	1,960,173
NRPL Trust
2019-3A, 3.00% due 07/25/59[4]	1,933,914	1,943,792
Freddie Mac STACR REMIC Trust
2020-DNA2, 1.70% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 02/25/50[3,4]	2,000,000	1,904,623
Residential Mortgage Loan Trust
2020-1, 2.68% (WAC) due 02/25/24[3,4]	989,223	946,448
2020-1, 2.38% (WAC) due 02/25/24[3,4]	989,223	946,387
SG Residential Mortgage Trust
2019-3, 2.70% (WAC) due 09/25/59[3,4]	1,935,263	1,867,915
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 1.44% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[3]	2,000,000	1,863,823
NovaStar Mortgage Funding Trust Series
2007-2, 1.15% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	1,958,700	1,764,910
Fannie Mae Connecticut Avenue Securities
2016-C06, 5.20% (1 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 04/25/29[3]	1,000,000	961,797

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
2016-C01, 7.70% (1 Month USD LIBOR + 6.75%, Rate Floor: 0.00%) due 08/25/28[3]	740,570	$707,163
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 1.07% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[3]	3,085,921	1,567,939
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2019-T1, 2.24% due 10/15/51[4]	1,500,000	1,466,834
Countrywide Asset-Backed Certificates
2006-6, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[3]	1,560,384	1,465,445
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[6]	8,625,827	1,446,152
Starwood Mortgage Residential Trust
2019-1, 2.94% (WAC) due 06/25/49[3,4]	1,426,701	1,417,164
LSTAR Securities Investment Limited
2019-5, 3.08% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/01/24[3,4]	1,371,491	1,351,556
Alternative Loan Trust
2007-OA4, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[3]	1,439,556	1,171,972
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[3,4]	1,148,104	1,106,814
Freddie Mac STACR Trust
2019-DNA4, 1.65% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/25/49[3,4]	1,108,114	1,093,273
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[3,4]	737,473	704,348
2017-3A, 2.58% (WAC) due 10/25/47[3,4]	388,041	388,117
Freddie Mac Stacr REMIC Trust
2020-DNA1, 1.65% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 01/25/50[3,4]	1,000,000	969,802
Connecticut Avenue Securities Trust
2020-R01, 1.75% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 01/25/40[3,4]	989,541	946,153
Park Place Securities Incorporated Asset Backed Pass Through Certificates
2005-WHQ3, 1.89% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[3]	1,000,000	944,810
GSAMP Trust
2007-NC1, 1.08% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[3]	1,709,572	900,405
Structured Asset Investment Loan Trust
2005-11, 1.67% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[3]	987,145	897,192
Connecticut Avenue Securities Trust
2019-R07, 1.72% (1 Month USD LIBOR + 0.77%, Rate Floor: 0.00%) due 10/25/39[3,4]	868,977	847,485
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 1.35% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[3]	1,000,000	825,418
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/25/29[3,4]	768,140	758,497
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[4,5]	730,471	701,336
Nationstar Home Equity Loan Trust
2007-B, 1.17% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[3]	697,666	661,080
Luminent Mortgage Trust
2006-2, 1.15% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[3]	865,254	644,845
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[3]	705,039	632,994
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[3,4]	625,388	618,486
LSTAR Securities Investment Trust
2019-1, 3.28% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[3,4]	595,430	586,594
CSMC Series
2015-12R, 2.16% (WAC) due 11/30/37[3,4]	567,359	538,817
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 2.74% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[3]	578,348	463,214
CIT Mortgage Loan Trust
2007-1, 2.40% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[3,4]	379,192	373,654
Banc of America Funding Trust
2015-R4, 1.80% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[3,4]	321,963	314,686
MASTR Adjustable Rate Mortgages Trust
2003-5, 3.07% (WAC) due 11/25/33[3]	373,927	306,613
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 2.81% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[3]	389,498	302,465
GSMSC Resecuritization Trust
2015-5R, 1.77% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[3,4]	267,347	264,710
Angel Oak Mortgage Trust LLC
2017-3, 2.71% (WAC) due 11/25/47[3,4]	243,489	238,373

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	111,762	$115,218
Total Residential Mortgage Backed Securities		105,810,131

Commercial Mortgage Backed Securities - 2.2%
Morgan Stanley Capital I Trust
2014-CPT, 3.45% (WAC) due 07/13/29[3,4]	3,000,000	2,958,968
COMM Mortgage Trust
2015-CR24, 0.77% (WAC) due 08/10/48[3,6]	45,905,458	1,530,672
2015-CR26, 0.95% (WAC) due 10/10/48[3,6]	9,341,873	381,430
Four Times Square Trust Commercial Mortgage Pass-Through Certificates Series
2006-4TS, 5.40% due 12/13/28[4]	1,842,242	1,824,357
Citigroup Commercial Mortgage Trust
2019-GC43, 0.63% (WAC) due 11/10/52[3,6]	19,989,307	931,903
2016-GC37, 1.75% (WAC) due 04/10/49[3,6]	3,693,296	288,295
2016-C2, 1.76% (WAC) due 08/10/49[3,6]	2,430,404	202,266
2016-P5, 1.52% (WAC) due 10/10/49[3,6]	1,933,698	126,902
Benchmark Mortgage Trust
2019-B14, 0.79% (WAC) due 12/15/62[3,6]	19,976,123	1,011,263
GRACE Mortgage Trust
2014-GRCE, 3.37% due 06/10/28[4]	1,000,000	1,005,068
Bancorp Commercial Mortgage Trust
2018-CR3, 1.96% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[3,4]	1,000,000	940,989
GS Mortgage Securities Trust
2020-GC45, 0.68% (WAC) due 02/13/53[3,6]	18,996,193	933,049
GS Mortgage Securities Trust
2019-GC42, 0.81% (WAC) due 09/01/52[3,6]	14,981,644	873,409
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.25% (WAC) due 02/10/37[3,4]	1,000,000	863,999
CSAIL Commercial Mortgage Trust
2019-C15, 1.05% (WAC) due 03/15/52[3,6]	12,475,050	844,118
GS Mortgage Securities Corporation Trust
2020-DUNE, 2.06% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36[3,4]	1,000,000	797,671
BENCHMARK Mortgage Trust
2018-B6, 0.44% (WAC) due 10/10/51[3,6]	31,347,589	790,291
SG Commercial Mortgage Securities Trust
2016-C5, 1.98% (WAC) due 10/10/48[3,6]	9,617,666	763,128
UBS Commercial Mortgage Trust
2017-C2, 1.09% (WAC) due 08/15/50[3,6]	11,147,453	642,590
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.67% (WAC) due 06/15/49[3,6]	8,702,264	523,080
Morgan Stanley Capital I Trust
2016-UB11, 1.61% (WAC) due 08/15/49[3,6]	7,315,643	494,728
GE Business Loan Trust
2007-1A, 0.88% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[3,4]	446,321	405,777
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.49% (WAC) due 01/15/59[3,6]	4,208,431	254,836
2016-C37, 0.98% (WAC) due 12/15/49[3,6]	3,735,222	138,088
CFCRE Commercial Mortgage Trust
2016-C3, 1.02% (WAC) due 01/10/48[3,6]	5,743,065	273,628
CD Mortgage Trust
2016-CD1, 1.41% (WAC) due 08/10/49[3,6]	2,514,002	160,671
Total Commercial Mortgage Backed Securities		19,961,176

Military Housing - 1.4%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[3,4]	3,909,129	4,495,878
2015-R1, 4.11% (WAC) due 11/25/52[3,11]	1,611,799	1,859,235
2015-R1, 0.52% (WAC) due 11/25/55[3,4,6]	10,535,581	770,787
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51†††,1,4	2,330,806	3,087,679
2007-ROBS, 6.06% due 10/10/52†††,1,4	468,503	649,196
2007-AETC, 5.75% due 02/10/52[4]	276,874	344,468
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[4]	1,473,771	1,831,097
Total Military Housing		13,038,340

Total Collateralized Mortgage Obligations
(Cost $275,511,478)		284,761,632

U.S. GOVERNMENT SECURITIES†† - 17.7%
U.S. Treasury Notes
2.38% due 02/29/24	25,382,000	27,401,653
1.88% due 02/28/22	16,730,000	17,260,655
1.63% due 10/31/26	15,753,000	16,862,479
1.50% due 10/31/24	14,919,000	15,690,009
1.75% due 06/30/24	10,388,000	11,000,730
1.50% due 09/30/24	10,192,000	10,709,562
1.63% due 09/30/26	9,196,000	9,842,594
2.50% due 02/28/26	8,048,000	8,990,496
1.88% due 06/30/26	2,551,000	2,763,949
U.S. Treasury Bonds
due 02/15/50[7]	64,352,000	42,727,404
Total U.S. Government Securities
(Cost $155,123,318)		163,249,531

ASSET-BACKED SECURITIES†† - 15.9%
Collateralized Loan Obligations - 9.0%
Palmer Square Loan Funding Ltd.
2018-4A, 2.59% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[3,4]	3,595,754	3,478,063
2019-3A, 2.55% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[3,4]	1,292,877	1,262,086
2018-4A, 3.14% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[3,4]	1,000,000	870,408

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Midocean Credit Clo VII
2020-7A, 2.79% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[3,4]	3,000,000	$2,799,860
2020-7A, 3.33% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/29[3,4]	2,000,000	1,702,420
2020-7A, 3.20% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/29[3,4]	1,000,000	934,767
BXMT 2020-FL2 Ltd.
2020-FL2, 1.70% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[3,4]	4,250,000	3,986,772
2020-FL2, 2.20% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 02/16/37[3,4]	1,000,000	918,760
THL Credit Wind River CLO Ltd.
2017-2A, 2.70% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[3,4]	3,240,077	3,142,139
2019-1A, 2.71% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[3,4]	1,614,963	1,607,054
Venture XIV CLO Ltd.
2020-14A, 2.73% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[3,4]	4,250,000	3,966,279
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 2.60% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[3,4]	3,000,000	2,799,040
2020-1A, 3.10% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/20/29[3,4]	1,000,000	851,179
Golub Capital Partners CLO Ltd.
2018-36A, 3.04% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[3,4]	4,100,000	3,602,355
NewStar Clarendon Fund CLO LLC
2019-1A, 3.09% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[3,4]	2,912,402	2,843,133
Denali Capital CLO XI Ltd.
2018-1A, 2.95% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[3,4]	3,000,000	2,816,112
Marathon CLO V Ltd.
2017-5A, 2.57% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[3,4]	1,727,901	1,661,338
2017-5A, 3.15% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[3,4]	1,000,000	882,247
Crown Point CLO III Ltd.
2017-3A, 3.28% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[3,4]	2,000,000	1,753,413
2017-3A, 2.74% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[3,4]	787,676	776,472
KREF 2018-FL1 Ltd.
2018-FL1, 1.90% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[3,4]	2,500,000	2,343,772
KVK CLO Ltd.
2017-1A, 2.74% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[3,4]	1,250,000	1,210,650
2018-1A, 2.63% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[3,4]	1,000,000	968,817
Venture XII CLO Ltd.
2018-12A, 2.41% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[3,4]	1,347,581	1,303,321
2018-12A, 2.81% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 02/28/26[3,4]	1,000,000	871,367
MP CLO VIII Ltd.
2018-2A, 2.71% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[3,4]	2,171,817	2,101,506
Newfleet CLO 2016-1 Ltd.
2018-1A, 2.77% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[3,4]	2,000,000	1,880,345
Golub Capital Partners CLO Ltd.
2017-16A, 3.64% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[3,4]	2,000,000	1,811,840
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 2.57% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[3,4]	1,849,815	1,790,693
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.36% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[3,4]	2,000,000	1,790,080
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[3,4]	2,000,000	1,754,740
NXT Capital CLO LLC
2017-1A, 3.52% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[3,4]	1,800,000	1,685,246

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~		Value
Halcyon Loan Advisors Funding Ltd.
2017-3A, 2.72% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[3,4]		1,733,453	$1,679,952
Mountain View CLO Ltd.
2018-1A, 2.63% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[3,4]		1,614,065	1,591,814
OCP CLO 2013-4 Ltd.
2020-4A, 3.25% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29[3,4]		1,500,000	1,276,447
Garrison BSL CLO Ltd.
2018-1A, 2.79% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[3,4]		1,300,000	1,219,734
BSPRT Issuer Ltd.
2018-FL3, 1.76% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[3,4]		1,202,476	1,130,044
NXT Capital CLO 2015-1 LLC
2018-1A, 3.42% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 04/21/27[3,4]		1,000,000	996,731
Shackleton 2014-VI-R CLO Ltd.
2018-6RA, 2.86% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[3,4]		1,000,000	962,484
TCP Waterman CLO Ltd.
2016-1A, 2.79% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[3,4]		1,000,000	958,966
GPMT 2019-FL2 Ltd.
2019-FL2, 2.01% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[3,4]		1,000,000	942,409
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[4]		1,000,000	929,987
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[4]		1,000,000	929,668
Diamond CLO Ltd.
2018-1A, 3.30% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[3,4]		1,000,000	929,445
LoanCore Issuer Ltd.
2018-CRE1, 2.21% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[3,4]		1,000,000	889,904
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.09% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[3,4]		1,000,000	878,445
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 3.43% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[3,4]		1,000,000	875,143
OCP CLO 2014-7 Ltd.
2018-7A, 2.42% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 07/20/29[3,4]		714,286	711,831
Golub Capital Partners CLO Ltd.
2017-17A, 3.44% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[3,4]		750,000	698,095
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,9]		1,000,000	667,933
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.24% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[3,4]		636,000	589,020
BDS
2018-FL2, 1.75% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[3,4]		625,095	580,794
Avery Point V CLO Ltd.
2017-5A, 2.82% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[3,4]		502,631	490,755
Monroe Capital CLO Ltd.
2017-1A, 3.15% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[3,4]		417,215	409,583
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,9]		500,000	343,031
Copper River CLO Ltd.
2007-1A, due 01/20/21[9,11]		700,000	71,591
Babson CLO Ltd.
2014-IA, due 07/20/25[4,9]		650,000	22,490
Total Collateralized Loan Obligations			82,942,570

Financial - 3.0%
Station Place Securitization Trust
2019-6, 1.53% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,3,4		5,500,000	5,500,000
2019-5, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,1,3,4		2,950,000	2,950,000
2019-2, 1.48% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21†††,1,3,4		1,400,000	1,400,000
2019-9, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20†††,1,3,4		1,350,000	1,350,000
2019-WL1, 1.60% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52†††,1,3,4		666,667	666,667
Barclays Bank plc
GMTN, 1.67% (1 Month USD LIBOR + 0.68%) due 07/31/20†††,1,3,4		6,400,000	6,400,000
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR	5,000,000	5,294,312

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
Oxford Finance Funding 2020-1 LLC
2020-1A, 3.10% due 02/15/28[4]	1,500,000	$1,439,595
Madison Avenue Secured Funding Trust
2019-1, 2.23% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,1,3,4	1,300,000	1,300,000
Nassau LLC
2019-1, 3.98% due 08/15/34[4]	1,179,797	1,108,529
Total Financial		27,409,103

Transport-Aircraft - 1.5%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]	2,893,762	2,297,735
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]	1,485,815	1,079,770
2017-1, 3.97% due 07/15/42	1,430,056	1,056,613
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]	2,131,500	1,602,310
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]	2,059,854	1,552,266
SAPPHIRE AVIATION FINANCE II Ltd.
2020-1A, 3.23% due 03/15/40[4]	2,250,000	1,455,301
AASET 2020-1 Trust
2020-1A, 3.35% due 01/16/40[4]	1,959,012	1,404,134
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	779,601	675,378
WAVE 2019-1 LLC
2019-1, 3.60% due 09/15/44[4]	964,300	632,052
Raspro Trust
2005-1A, 2.89% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[3,4]	542,298	508,930
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[4]	523,345	415,370
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[11]	422,684	371,962
AASET Trust
2017-1A, 3.97% due 05/16/42[4]	420,871	330,673
Total Transport-Aircraft		13,382,494

Net Lease - 0.7%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[4]	2,830,402	2,480,388
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]	2,716,755	1,958,479
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[4]	1,456,250	1,180,724
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[4]	1,000,000	898,530
2020-1A, 3.48% due 02/15/50[4]	250,000	234,444
Total Net Lease		6,752,565

Transport-Container - 0.7%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[4]	2,174,990	1,933,989
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[4]	1,516,667	1,424,846
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[4]	1,037,123	985,130
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[4]	989,583	980,721
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[4]	738,148	664,178
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[4]	555,000	540,988
Total Transport-Container		6,529,852

Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[4]	3,750,000	3,484,915
2016-3A, 3.85% due 10/28/33[4]	1,000,000	929,371
Putnam Structured Product Funding Ltd.
2003-1A, 2.68% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[3,4]	157,222	155,397
Total Collateralized Debt Obligations		4,569,683

Whole Business - 0.2%
Domino’s Pizza Master Issuer LLC
2017-1A, 3.04% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[3,4]	977,500	914,813
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/07/49[4]	1,000,000	863,670
Wendy’s Funding LLC
2015-1A, 4.50% due 06/15/45[4]	429,750	410,347
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[4]	63,225	63,165
Total Whole Business		2,251,995

Infrastructure - 0.2%
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[4]	979,167	957,274
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[4]	1,067,192	885,648
Total Infrastructure		1,842,922

Diversified Payment Rights - 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	1,000,000	1,034,057

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34†††,4	385,500	401,952
Total Asset-Backed Securities
(Cost $160,901,496)		147,117,193

CORPORATE BONDS†† - 8.2%
Financial - 3.0%
Goldman Sachs Group, Inc.
3.50% due 04/01/25	2,250,000	2,300,007
Discover Bank
3.10% due 06/04/20	2,000,000	1,997,000

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
JPMorgan Chase & Co.
4.49% due 03/24/31[10]	1,600,000	$1,849,597
Standard Chartered plc
4.64% due 04/01/31[4,10]	1,800,000	1,845,792
AXIS Specialty Finance LLC
5.88% due 06/01/20	1,800,000	1,812,728
Lloyds Bank Corporate Markets plc NY
2.11% (3 Month USD LIBOR + 0.37%) due 08/05/20[3]	1,730,000	1,728,644
Standard Chartered Bank
2.15% (3 Month USD LIBOR + 0.40%) due 08/04/20[3]	1,710,000	1,708,825
UBS AG
1.58% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[3,4]	1,700,000	1,694,551
American Tower Corp.
2.80% due 06/01/20	1,650,000	1,637,036
Credit Suisse Group AG
4.19% due 04/01/31[4,10]	1,500,000	1,536,018
Aflac, Inc.
3.60% due 04/01/30	1,500,000	1,519,254
American Express Co.
2.20% due 10/30/20	1,290,000	1,286,426
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	1,050,000	1,139,401
Pershing Square Holdings Ltd.
5.50% due 07/15/22[4]	1,000,000	960,000
Ameriprise Financial, inc.
3.00% due 04/02/25	690,000	687,081
Santander UK plc
2.06% (3 Month USD LIBOR + 0.30%) due 11/03/20[3]	629,000	628,084
2.13% due 11/03/20	211,000	209,788
HSBC Holdings plc
4.95% due 03/31/30	750,000	818,999
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.25% due 07/01/20	785,000	774,399
American Equity Investment Life Holding Co.
5.00% due 06/15/27	486,000	467,292
Marsh & McLennan Cos., Inc.
4.80% due 07/15/21	400,000	410,508
Crown Castle International Corp.
3.30% due 07/01/30	400,000	396,716
Assurant, Inc.
2.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	289,000	289,000
Total Financial		27,697,146

Consumer, Non-cyclical - 2.3%
Sysco Corp.
5.95% due 04/01/30	6,860,000	7,201,903
Reynolds American, Inc.
3.25% due 06/12/20	1,920,000	1,914,240
Mondelez International, Inc.
3.00% due 05/07/20	1,920,000	1,900,800
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20	1,795,000	1,795,000
Kraft Heinz Foods Co.
4.38% due 06/01/46	1,260,000	1,135,030
5.00% due 06/04/42	300,000	284,036
4.88% due 10/01/49[4]	200,000	181,853
2.80% due 07/02/20	84,000	83,376
Allergan, Inc./United States
3.38% due 09/15/20	1,635,000	1,652,575
Constellation Brands, Inc.
2.25% due 11/06/20	1,480,000	1,471,692
BAT Capital Corp.
4.70% due 04/02/27	1,410,000	1,432,795
Thermo Fisher Scientific, Inc.
4.50% due 03/25/30	1,000,000	1,124,137
Coca-Cola European Partners plc
3.50% due 09/15/20	550,000	555,212
Quest Diagnostics, Inc.
4.70% due 04/01/21	300,000	303,453
Humana, Inc.
2.50% due 12/15/20	120,000	119,462
Conagra Brands, Inc.
2.38% (3 Month USD LIBOR + 0.50%) due 10/09/20[3]	100,000	98,607
Total Consumer, Non-cyclical		21,254,171

Industrial - 1.0%
Penske Truck Leasing Company Lp / PTL Finance Corp.
3.65% due 07/29/21[4]	2,200,000	2,227,313
Fortive Corp.
2.35% due 06/15/21	2,200,000	2,138,926
Rolls-Royce plc
2.38% due 10/14/20[4]	1,800,000	1,696,260
Aviation Capital Group LLC
2.88% due 01/20/22[4]	700,000	632,790
John Hopkins University
2.81% due 01/01/60	1,000,000	902,831
Fox Corp.
3.05% due 04/07/25	450,000	449,298
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	320,000	320,042
Oshkosh Corp.
3.10% due 03/01/30	240,000	232,331
Vulcan Materials Co.
1.34% (3 Month USD LIBOR + 0.60%) due 06/15/20[3]	200,000	198,422
Total Industrial		8,798,213

Utilities - 0.6%
Puget Energy, Inc.
6.00% due 09/01/21	2,180,000	2,235,869
NextEra Energy Capital Holdings, Inc.
1.83% (3 Month USD LIBOR + 0.45%) due 09/28/20[3]	1,830,000	1,831,553
Exelon Corp.
2.85% due 06/15/20	860,000	859,905

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~	Value
PSEG Power LLC
5.13% due 04/15/20	250,000	$250,097
Pennsylvania Electric Co.
5.20% due 04/01/20	50,000	50,000
Total Utilities		5,227,424

Energy - 0.4%
Exxon Mobil Corp.
3.48% due 03/19/30	2,350,000	2,595,422
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	1,100,000	1,067,041
Reliance Holding USA, Inc.
4.50% due 10/19/20[4]	350,000	352,394
Total Energy		4,014,857

Communications - 0.4%
ViacomCBS, Inc.
4.75% due 05/15/25	2,260,000	2,270,552
Verizon Communications, Inc.
3.15% due 03/22/30	1,000,000	1,077,154
Telefonica Emisiones S.A.
5.13% due 04/27/20	430,000	430,030
Altice France S.A.
7.38% due 05/01/26[4]	200,000	198,530
Total Communications		3,976,266

Consumer, Cyclical - 0.3%
Marriott International, Inc.
2.18% (3 Month USD LIBOR + 0.60%) due 12/01/20[3]	1,900,000	1,778,002
McDonald’s Corp.
3.50% due 07/15/20	1,221,000	1,226,347
Aramark Services, Inc.
5.00% due 02/01/28[4]	85,000	79,103
Total Consumer, Cyclical		3,083,452

Technology - 0.2%
Fiserv, Inc.
2.70% due 06/01/20	2,000,000	1,993,773

Total Corporate Bonds
(Cost $75,588,143)		76,045,302

FEDERAL AGENCY BONDS†† - 4.9%
Residual Funding Corporation Principal Strips
due 04/15/30[8]	7,530,000	6,457,830
due 01/15/30[8]	4,755,000	4,102,460
Fannie Mae Principal Strips
due 07/15/37[8,12]	13,000,000	9,134,342
Freddie Mac Principal Strips
due 07/15/32[8,12]	10,550,000	8,563,259
Tennessee Valley Authority Principal
due 01/15/48[8]	9,700,000	4,806,041
due 01/15/38[8]	4,000,000	2,567,913
Federal Farm Credit Banks Funding Corp.
2.43% due 01/29/37	3,000,000	3,315,056
2.88% due 10/01/40	350,000	412,568
Tennessee Valley Authority
4.25% due 09/15/65	1,300,000	1,869,605
5.38% due 04/01/56	600,000	1,075,807
United States International Development Finance Corp.
due 01/17/26[7]	800,000	856,792
1.79% due 10/15/29	600,000	626,451
Freddie Mac
due 01/02/34[7]	1,850,000	1,447,982
Total Federal Agency Bonds
(Cost $38,349,766)		45,236,106

MUNICIPAL BONDS†† - 2.0%
California - 0.8%
State of California General Obligation Unlimited
7.55% due 04/01/39	700,000	1,135,890
7.35% due 11/01/39	650,000	1,004,699
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/44[7]	2,000,000	848,500
due 08/01/41[7]	1,540,000	744,713
due 08/01/46[7]	750,000	292,140
California Institute of Technology
3.65% due 09/01/19	1,600,000	1,655,450
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/39[7]	1,410,000	700,544
Cypress School District General Obligation Unlimited
due 08/01/48[7]	1,000,000	361,320
Los Angeles Department of Water & Power Power System Revenue Revenue Bonds
6.17% due 07/01/40	250,000	252,105
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/39[7]	500,000	242,840
Total California		7,238,201

New York - 0.6%
Triborough Bridge & Tunnel Authority Revenue Bonds
0.87% (VRDN) due 01/01/33[14]	1,890,000	1,890,000
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds
0.80% (VRDN) due 02/01/45[14]	1,130,000	1,130,000
0.75% (VRDN) due 02/01/45[14]	550,000	550,000
City of New York New York General Obligation Unlimited
0.80% due 03/01/42[3]	1,130,000	1,130,000
0.75% due 03/01/40[3]	420,000	420,000
Total New York		5,120,000

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

	Face Amount~		Value
Illinois - 0.2%
Illinois Finance Authority Revenue Bonds
0.75% (VRDN) due 08/15/42[14]		880,000	$880,000
State of Illinois General Obligation Unlimited
5.65% due 12/01/38		500,000	558,455
Cook County School District No. 155 Calumet City General Obligation Unlimited
5.30% due 12/01/22		5,000	5,488
Total Illinois			1,443,943

Texas - 0.2%
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49		1,500,000	1,434,255

Georgia - 0.1%
Central Storage Safety Project Trust
4.82% due 02/01/38[11]		1,000,000	1,162,252

Idaho - 0.1%
Boise State University Revenue Bonds
3.06% due 04/01/40		1,150,000	1,038,668

Pennsylvania - 0.0%
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue Bonds
0.75% (VRDN) due 07/01/41[14]		340,000	340,000
0.76% (VRDN) due 07/01/25[14]		300,000	300,000
Total Pennsylvania			640,000

Arizona - 0.0%
State of Arizona Certificate Of Participation
5.00% due 10/01/24		400,000	400,000
Total Municipal Bonds
(Cost $18,243,236)			18,477,319

FOREIGN GOVERNMENT DEBT†† - 0.2%
Government of Japan
due 04/13/20[7]	JPY	168,000,000	1,562,645
Total Foreign Government Debt
(Cost $1,529,286)			1,562,645

SENIOR FLOATING RATE INTERESTS††,3 - 0.1%
Consumer, Non-cyclical - 0.1%
Packaging Coordinators Midco, Inc.
5.08% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23†††		496,512	427,001
Elanco Animal Health, Inc.
due 02/04/27		400,000	378,000
Total Consumer, Non-cyclical			805,001

Financial - 0.0%
RPI (Royalty Pharma) 2019 Intermediate Finance Trust
2.74% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/11/27		99,750	91,770
Total Senior Floating Rate Interests
(Cost $992,762)			896,771

COMMERCIAL PAPER††,13 - 1.8%
American Electric Power
1.81% due 04/01/20[4]		9,000,000	9,000,000
Nasdaq, Inc.
1.76% due 04/01/20[4]		8,000,000	8,000,000
Total Commercial Paper
(Cost $17,000,000)			17,000,000

	Notional Value
OTC OPTIONS PURCHASED†† - 0.2%
Put options on:
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40		380,500,000	$810,465
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40		227,800,000	485,214
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61		192,600,000	261,936
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40		54,700,000	116,511
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61		28,400,000	38,624
Total OTC Options Purchased
(Cost $1,814,555)			1,712,750

Total Investments - 100.5%
(Cost $916,883,118)			$928,538,549
Other Assets & Liabilities, net - (0.5)%			(4,546,681)
Total Net Assets - 100.0%			$923,991,868

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized (Depreciation)**
Interest Rate Future Contracts Sold Short†
U.S. Treasury 10 Year Note Futures Contracts	100	Jun 2020	$13,885,938	$(10,470)

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
BofA Securities, Inc.	ICE	CDX.NA.HY.33.V3	5.00%	Quarterly	12/20/24	$14,553,000	$(887,276)	$(1,356,506)	$469,230
BofA Securities, Inc.	ICE	CDX.NA.IG.34	1.00%	Quarterly	06/20/25	164,380,000	(1,153,523)	(3,239,709)	2,086,186
							$(2,040,799)	$(4,596,215)	$2,555,416

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.47%	Annually	03/09/25	$53,830,000	$657,092	$534	$656,558
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.23%	Annually	08/22/21	26,300,000	426,272	254	426,018
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/21	19,400,000	423,001	291	422,710
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.33%	Annually	11/29/21	18,500,000	390,213	287	389,926
								$1,896,578	$1,366	$1,895,212

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.20% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	$2,902,286	$1,943

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
Citibank N.A., New York	25,520,000	BRL	07/01/21	$6,062,070	$4,824,244	$1,237,826
Morgan Stanley Capital Services LLC	12,250,000	BRL	04/01/20	3,002,160	2,359,990	642,170
Goldman Sachs International	7,880,000	BRL	07/01/20	2,046,222	1,515,414	530,808
Bank of America, N.A.	1,042,521,000	JPY	08/02/21	10,287,867	9,849,649	438,218
Goldman Sachs International	37,600,000	MXN	05/21/20	2,001,480	1,574,100	427,380
Citibank N.A., New York	6,480,000	BRL	07/01/20	1,669,071	1,246,178	422,893
Goldman Sachs International	8,600,000	BRL	07/01/21	2,014,759	1,625,725	389,034
Goldman Sachs International	20,150,410	ILS	08/01/22	6,078,555	5,791,570	286,985
Goldman Sachs International	6,558,825	EUR	07/30/21	7,618,895	7,340,948	277,947
Citibank N.A., New York	560,280,000	JPY	07/01/21	5,516,847	5,288,765	228,082
JPMorgan Chase Bank, N.A.	6,317,025	EUR	07/30/21	7,290,921	7,070,314	220,607
Barclays Bank plc	518,259,000	JPY	07/01/21	5,095,458	4,892,108	203,350

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

Forward Foreign Currency Exchange Contracts†† (continued)
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	520,260,000	JPY	08/02/21	$5,106,095	$4,915,372	$190,723
JPMorgan Chase Bank, N.A.	3,800,000	BRL	07/01/21	902,720	718,344	184,376
Citibank N.A., New York	520,260,000	JPY	05/06/21	5,073,728	4,903,340	170,388
Barclays Bank plc	15,880,000	MXN	04/08/20	820,222	668,909	151,313
Citibank N.A., New York	15,200,000	MXN	04/23/20	782,746	638,920	143,826
Citibank N.A., New York	16,360,000	MXN	04/08/20	832,824	689,128	143,696
Goldman Sachs International	23,694,600	ILS	04/30/21	6,937,800	6,815,215	122,585
Goldman Sachs International	12,470,100	ILS	01/31/22	3,690,332	3,579,985	110,347
Goldman Sachs International	272,035,950	JPY	12/20/21	2,687,837	2,580,181	107,656
Citibank N.A., New York	11,540,000	MXN	04/02/20	587,023	486,505	100,518
Barclays Bank plc	208,104,000	JPY	06/01/21	2,037,040	1,962,758	74,282
Deutsche Bank AG	3,538,917,763	KRW	08/04/21	3,018,010	2,953,443	64,567
Bank of America, N.A.	1,100,400	EUR	06/15/20	1,265,432	1,216,631	48,801
Goldman Sachs International	943,200	EUR	06/15/20	1,085,227	1,042,827	42,400
Bank of America, N.A.	4,156,700	ILS	01/31/22	1,232,345	1,193,328	39,017
Morgan Stanley Capital Services LLC	5,010,000	EUR	06/30/20	5,578,484	5,542,248	36,236
Goldman Sachs International	6,249,808	ILS	02/01/21	1,820,492	1,794,196	26,296
Citibank N.A., New York	4,141,000	ILS	04/30/21	1,209,581	1,191,065	18,516
Goldman Sachs International	416,000	EUR	04/30/20	477,069	459,110	17,959
Bank of America, N.A.	2,222,000	ILS	04/30/21	649,688	639,108	10,580
Goldman Sachs International	48,825	EUR	07/30/20	55,499	54,061	1,438
Goldman Sachs International	149,590	ILS	07/30/21	44,391	42,999	1,392
Goldman Sachs International	235,243	ILS	04/30/20	67,725	66,498	1,227
Bank of America, N.A.	216,700	ILS	02/01/21	63,316	62,210	1,106
JPMorgan Chase Bank, N.A.	47,025	EUR	07/30/20	53,139	52,068	1,071
Goldman Sachs International	150,410	ILS	07/31/20	43,781	42,783	998
Bank of America, N.A.	521,000	JPY	02/01/21	5,089	4,897	192
Deutsche Bank AG	9,447,763	KRW	08/05/20	7,962	7,797	165
Bank of America, N.A.	521,000	JPY	08/03/20	5,036	4,871	165
Deutsche Bank AG	9,242,377	KRW	05/11/20	7,762	7,597	165
Deutsche Bank AG	9,447,763	KRW	02/04/21	8,010	7,849	161
Deutsche Bank AG	9,447,763	KRW	11/04/20	7,986	7,825	161
Deutsche Bank AG	9,139,684	KRW	05/07/21	7,769	7,613	156
Bank of America, N.A.	22,060	ILS	04/30/20	6,348	6,236	112
Citibank N.A., New York	280,000	JPY	01/04/21	2,733	2,630	103
Barclays Bank plc	259,000	JPY	01/04/21	2,524	2,433	91
Citibank N.A., New York	280,000	JPY	07/01/20	2,705	2,615	90
Morgan Stanley Capital Services LLC	260,000	JPY	02/01/21	2,525	2,444	81
Barclays Bank plc	259,000	JPY	07/01/20	2,499	2,419	80
Citibank N.A., New York	260,000	JPY	11/02/20	2,508	2,438	70
Morgan Stanley Capital Services LLC	260,000	JPY	08/03/20	2,499	2,431	68
Citibank N.A., New York	260,000	JPY	05/01/20	2,481	2,422	59
Goldman Sachs International	135,950	JPY	06/21/21	1,330	1,283	47
Goldman Sachs International	135,950	JPY	12/21/20	1,315	1,276	39
Goldman Sachs International	135,950	JPY	06/22/20	1,302	1,269	33
Barclays Bank plc	104,000	JPY	12/01/20	1,007	976	31
Barclays Bank plc	104,000	JPY	06/01/20	997	970	27
Citibank N.A., New York	4,112	ILS	04/30/20	1,181	1,162	19
Citibank N.A., New York	168,000,000	JPY	04/13/20	1,535,221	1,563,570	(28,349)
						$7,090,380

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

Forward Foreign Currency Exchange Contracts†† (continued)
Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	20,150,410	ILS	08/01/22	$5,413,139	$5,791,570	$378,431
Goldman Sachs International	16,626,800	ILS	01/31/22	4,529,327	4,773,314	243,987
Goldman Sachs International	15,028,800	ILS	04/30/21	4,191,666	4,322,694	131,028
JPMorgan Chase Bank, N.A.	15,028,800	ILS	04/30/21	4,234,658	4,322,694	88,036
Goldman Sachs International	6,467,101	ILS	02/01/21	1,805,125	1,856,576	51,451
Goldman Sachs International	520,260,000	JPY	05/06/21	4,876,828	4,903,340	26,512
JPMorgan Chase Bank, N.A.	208,104,000	JPY	06/01/21	1,953,111	1,962,758	9,647
Goldman Sachs International	150,410	ILS	07/31/20	39,791	42,783	2,992
Goldman Sachs International	149,590	ILS	07/30/21	40,136	42,999	2,863
Goldman Sachs International	149,208	ILS	04/30/20	41,008	42,177	1,169
JPMorgan Chase Bank, N.A.	149,208	ILS	04/30/20	41,454	42,177	723
Goldman Sachs International	260,000	JPY	11/02/20	2,424	2,438	14
Goldman Sachs International	260,000	JPY	05/01/20	2,410	2,422	12
JPMorgan Chase Bank, N.A.	104,000	JPY	12/01/20	970	976	6
JPMorgan Chase Bank, N.A.	104,000	JPY	06/01/20	966	970	4
Barclays Bank plc	135,950	JPY	12/21/20	1,280	1,276	(4)
Barclays Bank plc	135,950	JPY	06/21/21	1,288	1,283	(5)
Barclays Bank plc	135,950	JPY	06/22/20	1,274	1,269	(5)
JPMorgan Chase Bank, N.A.	781,000	JPY	02/01/21	7,357	7,341	(16)
JPMorgan Chase Bank, N.A.	781,000	JPY	08/03/20	7,320	7,302	(18)
JPMorgan Chase Bank, N.A.	539,000	JPY	07/01/20	5,202	5,034	(168)
JPMorgan Chase Bank, N.A.	539,000	JPY	01/04/21	5,234	5,063	(171)
Goldman Sachs International	95,850	EUR	07/30/20	108,737	106,130	(2,607)
Goldman Sachs International	416,000	EUR	04/30/20	467,540	459,110	(8,430)
Barclays Bank plc	272,035,950	JPY	12/20/21	2,593,041	2,580,181	(12,860)
JPMorgan Chase Bank, N.A.	1,562,781,000	JPY	08/02/21	14,794,859	14,765,020	(29,839)
JPMorgan Chase Bank, N.A.	2,043,600	EUR	06/15/20	2,300,406	2,259,458	(40,948)
JPMorgan Chase Bank, N.A.	12,703,000	BRL	07/01/21	2,461,822	2,401,347	(60,475)
Goldman Sachs International	14,360,000	BRL	07/01/20	2,825,348	2,761,592	(63,756)
Citibank N.A., New York	25,217,000	BRL	07/01/21	4,835,975	4,766,966	(69,009)
JPMorgan Chase Bank, N.A.	11,540,000	MXN	04/02/20	600,713	486,505	(114,208)
Goldman Sachs International	15,200,000	MXN	04/23/20	788,320	638,920	(149,400)
Morgan Stanley Capital Services LLC	12,250,000	BRL	04/01/20	2,616,618	2,359,990	(256,628)
Goldman Sachs International	37,600,000	MXN	05/21/20	1,875,798	1,574,100	(301,698)
Goldman Sachs International	32,240,000	MXN	04/08/20	1,676,774	1,358,038	(318,736)
JPMorgan Chase Bank, N.A.	1,078,539,000	JPY	07/01/21	10,531,065	10,180,873	(350,192)
Goldman Sachs International	12,875,850	EUR	07/30/21	14,775,038	14,411,261	(363,777)
						$(1,206,075)

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $17,803,542, (cost $17,223,433) or 1.9% of total net assets.
[2]	Rate indicated is the 7-day yield as of March 31, 2020.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $258,580,624 (cost $273,118,955), or 28.0% of total net assets.

[5]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2020. See table below for additional step information for each security.

[6]	Security is an interest-only strip.
[7]	Zero coupon rate security.
[8]	Security is a principal-only strip.
[9]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[10]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[11]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $3,465,040 (cost $3,377,525), or 0.4% of total net assets — See Note 10.

[12]	All or a portion of this security is pledged as collateral for put options purchased contracts at March 31, 2020.
[13]	Rate indicated is the effective yield at the time of purchase.
[14]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

BofA — Bank of America
BRL — Brazilian Real
CDX.NA.HY.33.V3 — Credit Default Swap North American High Yield Series 33 Index
CDX.NA.IG.34 — Credit Default Swap North American Investment Grade Series 34 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
VRDN — Variable Rate Demand Note
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$—	$—	*	$—
Exchange-Traded Funds	45,188,776	—	—		45,188,776
Money Market Fund	127,290,524	—	—		127,290,524
Collateralized Mortgage Obligations	—	279,948,413	4,813,219		284,761,632
U.S. Government Securities	—	163,249,531	—		163,249,531
Asset-Backed Securities	—	120,820,205	26,296,988		147,117,193
Corporate Bonds	—	76,045,302	—		76,045,302
Federal Agency Bonds	—	45,236,106	—		45,236,106
Municipal Bonds	—	18,477,319	—		18,477,319
Foreign Government Debt	—	1,562,645	—		1,562,645
Senior Floating Rate Interests	—	469,770	427,001		896,771
Commercial Paper	—	17,000,000	—		17,000,000
Options Purchased	—	1,712,750	—		1,712,750
Credit Default Swap Agreements**	—	2,555,416	—		2,555,416
Interest Rate Swap Agreements**	—	1,895,212	—		1,895,212
Total Return Swap Agreements**	—	1,943	—		1,943
Forward Foreign Currency Exchange Contracts**	—	8,055,604	—		8,055,604
Total Assets	$172,479,300	$737,030,216	$31,537,208		$941,046,724

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures contracts**	$10,470	$—	$—	$10,470
Forward Foreign Currency Exchange Contracts**	—	2,171,299	—	2,171,299
Total Liabilities	$10,470	$2,171,299	$—	$2,181,769

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$14,066,667	Model Price	Purchase Price	—	—
Asset-Backed Securities	10,794,312	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Asset-Backed Securities	1,034,057	Yield Analysis	Yield	6.6%	—
Asset-Backed Securities	401,952	Third Party Pricing	Broker Quote	—	—
Collateralized Mortgage Obligations	3,736,875	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	1,076,344	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Senior Floating Rate Interests	427,001	Third Party Pricing	Broker Quote	—	—
Total	$31,537,208

*	Inputs are weighted by the fair value of the instruments.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
INVESTMENT GRADE BOND FUND

Significant changes in quote or yield would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2020, the Fund had securities with a total value of $7,982,495 transfer into Level 3 from Level 2 due to lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2020:

	Assets				Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Senior Floating Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$9,617,851	$4,988,695	$—	$14,606,546	$(929)
Purchases/(Receipts)	13,122,406	1,020,625	—	14,143,031	—
(Sales, maturities and paydowns)/Fundings	(136,039)	(5,103,125)	—	(5,239,164)	800
Amortization of premiums/discounts	—	—	—	—	—
Total realized gains (losses) included in earnings	3,554	—	—	3,554	(600)
Total change in unrealized appreciation (depreciation) included in earnings	(129,403)	170,149	—	40,746	729
Transfers into Level 3	3,818,619	3,736,875	427,001	7,982,495	—
Ending Balance	$26,296,988	$4,813,219	$427,001	$31,537,208	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2020	$(126,797)	$55,719	$—	$(71,078)	$—

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2019-4 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
INVESTMENT GRADE BOND FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares/Face Amount 03/31/20	Investment Income
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$2,544,445	$4,107	$(2,529,944)	$(100,065)	$81,457	$—	—	$4,107

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments, at value (cost $916,883,118)	$928,538,549
Cash	1,917,687
Segregated cash with broker	15,459,774
Unamortized upfront premiums paid on interest rate swap agreements	1,366
Unrealized appreciation on OTC swap agreements	1,943
Unrealized appreciation on forward foreign currency exchange contracts	8,055,604
Prepaid expenses	70,399
Receivables:
Securities sold	14,924,537
Fund shares sold	2,447,975
Interest	2,337,798
Protection fees on credit default swap agreements	85,132
Foreign tax reclaims	15,494
Total assets	973,856,258

Liabilities:
Segregated cash due to broker	7,998,601
Unamortized upfront premiums received on credit default swap agreements	4,596,215
Unrealized depreciation on forward foreign currency exchange contracts	2,171,299
Payable for:
Securities purchased	30,597,716
Fund shares redeemed	2,922,953
Variation margin on credit default swap agreements	760,833
Management fees	167,179
Swap settlement	169,413
Distributions to shareholders	125,889
Distribution and service fees	61,484
Fund accounting/administration fees	46,633
Variation margin on interest rate swap agreements	36,150
Transfer agent/maintenance fees	19,849
Variation margin on futures contracts	10,470
Trustees’ fees*	1,227
Due to Investment Adviser	769
Miscellaneous	177,710
Total liabilities	49,864,390
Net assets	$923,991,868

Net assets consist of:
Paid in capital	$893,679,974
Total distributable earnings (loss)	30,311,894
Net assets	$923,991,868

A-Class:
Net assets	$158,300,413
Capital shares outstanding	8,240,717
Net asset value per share	$19.21
Maximum offering price per share (Net asset value divided by 96.00%)	$20.01

C-Class:
Net assets	$24,802,305
Capital shares outstanding	1,296,614
Net asset value per share	$19.13

P-Class:
Net assets	$42,772,136
Capital shares outstanding	2,224,612
Net asset value per share	$19.23

Institutional Class:
Net assets	$698,117,014
Capital shares outstanding	36,388,727
Net asset value per share	$19.18

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

INVESTMENT GRADE BOND FUND

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$82,773
Dividends from securities of affiliated issuers	4,107
Interest	11,061,976
Total investment income	11,148,856

Expenses:
Management fees	1,737,416
Distribution and service fees:
A-Class	198,900
C-Class	117,699
P-Class	58,889
Transfer agent/maintenance fees:
A-Class	49,378
C-Class	12,014
P-Class	37,441
Institutional Class	250,230
Fund accounting/administration fees	342,953
Professional fees	112,258
Custodian fees	72,844
Line of credit fees	33,035
Trustees’ fees*	18,387
Miscellaneous	145,888
Recoupment of previously waived fees:
A-Class	2,362
C-Class	143
Total expenses	3,189,837
Less:
Expenses reimbursed by Adviser:
A Class	(19,080)
C Class	(7,410)
P Class	(27,476)
Institutional Class	(246,461)
Expenses waived by Adviser	(205,903)
Earnings credits applied	(4,491)
Total waived/reimbursed expenses	(510,821)
Net expenses	2,679,016
Net investment income	8,469,840

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$8,589,492
Investments in affiliated issuers	(100,065)
Swap agreements	3,207,343
Futures contracts	519,684
Forward foreign currency exchange contracts	770,175
Foreign currency transactions	231,108
Net realized gain	13,217,737
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,956,461)
Investments in affiliated issuers	81,457
Swap agreements	6,559,814
Futures contracts	(10,470)
Options purchased	362,114
Forward foreign currency exchange contracts	3,450,665
Foreign currency translations	(10,147)
Net change in unrealized appreciation (depreciation)	476,972
Net realized and unrealized gain	13,694,709
Net increase in net assets resulting from operations	$22,164,549

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,469,840	$17,215,676
Net realized gain (loss) on investments	13,217,737	(1,955,548)
Net change in unrealized appreciation (depreciation) on investments	476,972	27,673,850
Net increase in net assets resulting from operations	22,164,549	42,933,978

Distributions to shareholders:
A-Class	(1,477,674)	(2,893,860)
C-Class	(132,204)	(315,588)
P-Class	(437,804)	(1,152,101)
Institutional Class	(7,120,358)	(13,370,258)
Total distributions to shareholders	(9,168,040)	(17,731,807)

Capital share transactions:
Proceeds from sale of shares
A-Class	38,742,010	64,610,063
C-Class	5,292,680	10,545,808
P-Class	4,180,505	26,742,004
Institutional Class	224,788,293	404,540,927
Distributions reinvested
A-Class	1,405,630	2,735,453
C-Class	111,554	264,333
P-Class	437,804	1,152,101
Institutional Class	6,482,497	11,667,156
Cost of shares redeemed
A-Class	(33,586,977)	(41,212,570)
C-Class	(3,483,252)	(7,745,053)
P-Class	(12,675,812)	(27,544,592)
Institutional Class	(156,502,181)	(202,256,261)
Net increase from capital share transactions	75,192,751	243,499,369
Net increase in net assets	88,189,260	268,701,540

Net assets:
Beginning of period	835,802,608	567,101,068
End of period	$923,991,868	$835,802,608

Capital share activity:
Shares sold
A-Class	2,050,003	3,470,553
C-Class	280,052	566,982
P-Class	218,308	1,452,776
Institutional Class	11,851,770	21,936,510
Shares issued from reinvestment of distributions
A-Class	73,903	147,384
C-Class	5,887	14,306
P-Class	23,006	62,074
Institutional Class	341,165	628,866
Shares redeemed
A-Class	(1,773,960)	(2,223,090)
C-Class	(184,023)	(416,564)
P-Class	(667,903)	(1,494,589)
Institutional Class	(8,243,298)	(10,939,242)
Net increase in shares	3,974,910	13,205,966

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.94	$18.33	$18.55	$18.55	$18.10	$18.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.41	.49	.59	.64	.69
Net gain (loss) on investments (realized and unrealized)	.29	.63	(.22)	.02	.50	(.30)
Total from investment operations	.45	1.04	.27	.61	1.14	.39
Less distributions from:
Net investment income	(.18)	(.43)	(.49)	(.61)	(.69)	(.79)
Total distributions	(.18)	(.43)	(.49)	(.61)	(.69)	(.79)
Net asset value, end of period	$19.21	$18.94	$18.33	$18.55	$18.55	$18.10

Total Return[c]	2.37%	5.72%	1.46%	3.39%	6.50%	2.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,300	$149,442	$119,066	$170,624	$158,932	$115,019
Ratios to average net assets:
Net investment income (loss)	1.70%	2.23%	2.64%	3.19%	3.55%	3.72%
Total expenses[d]	0.87%	0.89%	0.93%	1.07%	1.08%	1.17%
Net expenses[e,f,g]	0.80%	0.80%	0.83%	1.02%	1.03%	1.07%
Portfolio turnover rate	54%	77%	53%	81%	100%	57%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.86	$18.25	$18.47	$18.48	$18.02	$18.42
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.28	.35	.45	.51	.55
Net gain (loss) on investments (realized and unrealized)	.29	.62	(.22)	.02	.51	(.30)
Total from investment operations	.38	.90	.13	.47	1.02	.25
Less distributions from:
Net investment income	(.11)	(.29)	(.35)	(.48)	(.56)	(.65)
Total distributions	(.11)	(.29)	(.35)	(.48)	(.56)	(.65)
Net asset value, end of period	$19.13	$18.86	$18.25	$18.47	$18.48	$18.02

Total Return[c]	2.00%	4.96%	0.71%	2.59%	5.78%	1.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,802	$22,531	$18,799	$28,083	$36,040	$24,111
Ratios to average net assets:
Net investment income (loss)	0.96%	1.50%	1.92%	2.47%	2.81%	3.00%
Total expenses[d]	1.66%	1.67%	1.75%	1.85%	1.90%	1.99%
Net expenses[e,f,g]	1.55%	1.55%	1.57%	1.77%	1.77%	1.82%
Portfolio turnover rate	54%	77%	53%	81%	100%	57%

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$18.96	$18.34	$18.56	$18.57	$18.12	$18.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.41	.48	.56	.59	.25
Net gain (loss) on investments (realized and unrealized)	.29	.63	(.21)	.05	.55	(.26)
Total from investment operations	.45	1.04	.27	.61	1.14	(.01)
Less distributions from:
Net investment income	(.18)	(.42)	(.49)	(.62)	(.69)	(.32)
Total distributions	(.18)	(.42)	(.49)	(.62)	(.69)	(.32)
Net asset value, end of period	$19.23	$18.96	$18.34	$18.56	$18.57	$18.12

Total Return	2.37%	5.77%	1.45%	3.33%	6.51%	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,772	$50,258	$48,263	$17,303	$3,087	$10
Ratios to average net assets:
Net investment income (loss)	1.71%	2.24%	2.61%	3.06%	3.25%	3.25%
Total expenses[d]	0.96%	0.93%	0.94%	1.13%	0.98%	3.29%
Net expenses[e,f,g]	0.80%	0.80%	0.80%	1.01%	0.98%	1.09%
Portfolio turnover rate	54%	77%	53%	81%	100%	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.91	$18.30	$18.52	$18.53	$18.07	$18.47
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.47	.54	.64	.62	.74
Net gain (loss) on investments (realized and unrealized)	.28	.62	(.22)	.02	.58	(.31)
Total from investment operations	.47	1.09	.32	.66	1.20	.43
Less distributions from:
Net investment income	(.20)	(.48)	(.54)	(.67)	(.74)	(.83)
Total distributions	(.20)	(.48)	(.54)	(.67)	(.74)	(.83)
Net asset value, end of period	$19.18	$18.91	$18.30	$18.52	$18.53	$18.07

Total Return	2.57%	6.03%	1.75%	3.67%	6.83%	2.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$698,117	$613,571	$380,974	$142,014	$83,168	$6,910
Ratios to average net assets:
Net investment income (loss)	2.00%	2.52%	2.92%	3.51%	3.41%	4.01%
Total expenses[d]	0.63%	0.62%	0.60%	0.74%	0.76%	0.94%
Net expenses[e,f,g]	0.51%	0.51%	0.52%	0.70%	0.76%	0.82%
Portfolio turnover rate	54%	77%	53%	81%	100%	57%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	—	0.00%*	0.05%
C-Class	0.00%*	—	0.00%*	0.03%
P-Class	—	0.00%*	0.00%*	0.01%
Institutional Class	—	—	0.00%*	0.02%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	0.79%	0.79%	0.82%	1.00%	1.00%	1.00%
C-Class	1.54%	1.54%	1.57%	1.75%	1.74%	1.75%
P-Class	0.79%	0.79%	0.80%	0.99%	0.97%	1.00%
Institutional Class	0.50%	0.50%	0.52%	0.68%	0.75%	0.75%

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	13.5%
AA	48.6%
A	13.7%
BBB	6.9%
BB	0.3%
B	1.3%
NR2	3.4%
Other Instruments	12.3%
Total Investments	100.0%

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
El Camino Healthcare District General Obligation Unlimited	3.7%
Stockton Public Financing Authority Revenue Bonds, 6.25%	2.1%
Detroit Wayne County Stadium Authority Revenue Bonds, 5.00%	1.9%
Tustin Unified School District General Obligation Unlimited, 6.00%	1.9%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds, 5.00%	1.8%
Clackamas & Washington Counties School District No. 3 General Obligation Unlimited, 06/15/48	1.6%
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited	1.5%
North Texas Tollway Authority Revenue Bonds	1.2%
Newport Mesa Unified School District General Obligation Unlimited, 08/01/44	1.2%
Massachusetts Development Finance Agency Revenue Bonds, 6.88%	1.1%
Top Ten Total	18.0%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A Class Shares~	(0.36%)	3.34%	2.66%	4.67%
A-Class Shares with sales charge‡	(4.37%)	(0.77%)	1.67%	4.16%
Bloomberg Barclays Municipal Bond Index	0.10%	3.85%	3.19%	4.15%
	6 Month†	1 Year	5 Year	Since Inception (01/13/12)
C Class Shares	(0.73%)	2.58%	1.88%	2.78%
C-Class Shares with CDSC§	(1.72%)	1.58%	1.88%	2.78%
Institutional Class Shares	(0.31%)	3.60%	2.90%	3.81%
Bloomberg Barclays Municipal Bond Index	0.10%	3.85%	3.19%	3.43%
		6 Month†	1 Year	Since Inception (05/01/15)
P Class Shares		(0.52%)	3.26%	2.78%
Bloomberg Barclays Municipal Bond Index		0.10%	3.85%	3.38%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
MUNICIPAL INCOME FUND

	Shares	Value
CLOSED-END FUNDS† - 3.6%
BNY Mellon Strategic Municipals, Inc.	50,607	$377,022
DWS Municipal Income Trust	23,880	257,426
BlackRock MuniVest Fund, Inc.	30,457	246,702
BlackRock MuniYield Quality Fund, Inc.	14,805	215,413
BlackRock Municipal Income Quality Trust	12,482	165,386
Invesco Trust for Investment Grade Municipals	13,276	160,507
Invesco Municipal Opportunity Trust	13,799	157,999
Invesco Municipal Trust	12,294	143,840
BlackRock MuniYield California Quality Fund, Inc.	10,063	136,152
Invesco Advantage Municipal Income Trust II	10,435	107,167
BlackRock MuniEnhanced Fund, Inc.	4,945	52,714
Eaton Vance Municipal Income Trust	2,500	29,950
BlackRock MuniHoldings Investment Quality Fund	7	92
Total Closed-End Funds
(Cost $2,229,598)		2,050,370

MONEY MARKET FUND† - 8.9%
Dreyfus AMT-Free Tax Exempt Cash Management Fund — Institutional Shares 3.51%[1]	5,023,607	5,023,607
Total Money Market Fund
(Cost $5,023,607)		5,023,607

	Face Amount
MUNICIPAL BONDS†† - 88.8%
California - 26.3%
El Camino Healthcare District General Obligation Unlimited
due 08/01/29[2]	$2,500,000	2,069,575
Stockton Public Financing Authority Revenue Bonds
6.25% due 10/01/38	1,000,000	1,176,210
6.25% due 10/01/40	250,000	294,053
5.00% due 10/01/33	200,000	249,388
Tustin Unified School District General Obligation Unlimited
6.00% due 08/01/21	1,000,000	1,065,770
Sierra Joint Community College District School Facilities District No. 1 General Obligation Unlimited
due 08/01/31[2]	705,000	569,605
due 08/01/30[2]	415,000	345,305
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
due 08/01/42[3,5]	1,000,000	851,120
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[2]	1,300,000	688,402

Stockton Unified School District General Obligation Unlimited
due 08/01/37[2]	810,000	527,756
due 08/01/42[2]	250,000	139,438
Compton Unified School District General Obligation Unlimited
due 06/01/40[2]	1,000,000	558,150
Los Angeles Department of Water & Power Power System Revenue Bonds
5.00% due 07/01/43	500,000	536,900
Kings Canyon Unified School District General Obligation Unlimited
5.00% due 08/01/28	445,000	522,225
San Diego Unified School District General Obligation Unlimited
due 07/01/39[2]	1,000,000	501,020
Riverside County Public Financing Authority Tax Allocation
5.00% due 10/01/28	300,000	373,248
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/22	220,000	231,257
5.00% due 08/01/40	120,000	137,713
Sacramento Municipal Utility District Revenue Bonds
5.00% due 08/15/37	300,000	333,675
Placer Union High School District General Obligation Unlimited
due 08/01/30[2]	375,000	305,704
Delhi Unified School District General Obligation Unlimited
5.00% due 08/01/44	250,000	295,515
Riverside County Redevelopment Successor Agency Tax Allocation
due 10/01/37[3,5]	250,000	278,025
Freddie Mac Multifamily ML Certificates Revenue Bonds
2.49% due 07/25/35	248,883	272,611
Gustine Unified School District General Obligation Unlimited
5.00% due 08/01/41	220,000	257,827
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	195,000	235,305
Alameda Corridor Transportation Authority Revenue Bonds
5.00% due 10/01/35	200,000	234,760
Upland Unified School District General Obligation Unlimited
due 08/01/38[2]	400,000	219,776
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Revenue Bonds
3.45% due 12/01/39	200,000	215,118
Stanton Redevelopment Agency Tax Allocation
5.00% due 12/01/40	180,000	212,812

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
Westside Elementary School District General Obligation Unlimited
5.00% due 08/01/48	$155,000	$185,662
Culver Redevelopment Agency Successor Agency Tax Allocation
due 11/01/23[2]	195,000	184,844
Rio Hondo Community College District General Obligation Unlimited
due 08/01/29[2]	200,000	165,108
Freddie Mac Multifamily VRD Certificates Revenue Bonds
2.40% due 10/15/29	150,000	163,563
Washington Township Health Care District Revenue Bonds
5.00% due 07/01/32	100,000	122,073
City of Los Angeles Department of Airports Revenue Bonds
5.00% due 05/15/44	100,000	120,544
Buena Park School District General Obligation Unlimited
5.00% due 08/01/47	100,000	117,715
Roseville Joint Union High School District General Obligation Unlimited
due 08/01/30[2]	100,000	80,774
Sequoia Healthcare District Revenue Bonds
5.38% due 08/15/23	5,000	5,280
McKinleyville Union School District General Obligation Unlimited
due 08/01/21[2]	40,000	3,669
Total California		14,847,495

Texas - 9.4%
North Texas Tollway Authority Revenue Bonds
due 01/01/36[2]	1,000,000	690,940
Birdville Independent School District General Obligation Unlimited
5.00% due 02/15/27	305,000	356,557
State of Texas General Obligation Unlimited
5.00% due 10/01/29	250,000	297,505
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[2]	1,000,000	255,360
Bexar County Hospital District General Obligation Limited
5.00% due 02/15/32	200,000	249,588
United Independent School District General Obligation Unlimited
5.00% due 08/15/49	200,000	247,238
Lindale Independent School District General Obligation Unlimited
5.00% due 02/15/49	200,000	242,756
Clifton Higher Education Finance Corp. Revenue Bonds
4.00% due 08/15/33	200,000	237,562
Texas Water Development Board Revenue Bonds
5.00% due 10/15/46	200,000	235,334
Dallas Area Rapid Transit Revenue Bonds
5.00% due 12/01/41	200,000	234,634
Bexar County Health Facilities Development Corp. Revenue Bonds
5.00% due 07/15/22	225,000	231,941
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/27	200,000	221,690
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	211,512
Texas Tech University Revenue Bonds
5.00% due 08/15/32	200,000	209,920
Central Texas Turnpike System Revenue Bonds
5.00% due 08/15/34	200,000	208,638
Grand Parkway Transportation Corp. Revenue Bonds
5.00% due 10/01/43	175,000	206,932
Texas Municipal Gas Acquisition & Supply Corporation I Revenue Bonds
6.25% due 12/15/26	170,000	187,226
Spring Independent School District General Obligation Unlimited
4.00% due 08/15/37	150,000	172,270
City of Fort Worth Texas Water & Sewer System Revenue Bonds
5.00% due 02/15/32	100,000	124,711
Hutto Independent School District General Obligation Unlimited
5.00% due 08/01/49	100,000	121,295
Mansfield Independent School District General Obligation Unlimited
5.00% due 02/15/44	100,000	121,215
University of North Texas System Revenue Bonds
5.00% due 04/15/44	100,000	120,762
City of Arlington Texas Special Tax Revenue Special Tax
5.00% due 02/15/48	100,000	117,517
Tarrant County Health Facilities Development Corp. Revenue Bonds
6.00% due 09/01/24	10,000	11,072
City of Austin Texas Water & Wastewater System Revenue Bonds
5.00% due 11/15/21	10,000	10,516
County of Tarrant Texas General Obligation Limited
5.00% due 07/15/20	10,000	10,010
Leander Independent School District General Obligation Unlimited
due 08/15/24[2]	5,000	2,723
Total Texas		5,337,424

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
Illinois - 5.1%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds
5.00% due 06/15/50	$1,000,000	$1,005,990
Will County Township High School District No. 204 Joliet General Obligation Ltd.
6.25% due 01/01/31	500,000	518,445
City of Chicago Illinois Wastewater Transmission Revenue Bonds
5.25% due 01/01/42	400,000	473,376
Chicago O’Hare International Airport Revenue Bonds
5.00% due 01/01/34	300,000	333,456
Metropolitan Water Reclamation District of Greater Chicago General Obligation Unlimited
5.00% due 12/01/25	200,000	235,578
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	222,862
Cook County School District No. 104 Summit General Obligation Unlimited
due 12/01/22[2]	100,000	96,607
Total Illinois		2,886,314

Michigan - 4.8%
Detroit Wayne County Stadium Authority Revenue Bonds
5.00% due 10/01/26	1,000,000	1,085,710
Detroit City School District General Obligation Unlimited
5.00% due 05/01/32	500,000	530,790
5.00% due 05/01/30	300,000	318,729
Michigan State Hospital Finance Authority Revenue Bonds
5.00% due 11/15/47	200,000	230,486
Michigan State Housing Development Authority Revenue Bonds
3.35% due 12/01/34	200,000	213,246
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/41	200,000	207,102
Flint Hospital Building Authority Revenue Bonds
5.00% due 07/01/25	100,000	114,069
Total Michigan		2,700,132

Washington - 4.4%
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds
5.00% due 09/01/27	500,000	473,550
5.25% due 09/01/32	500,000	458,045
King County School District No. 409 Tahoma General Obligation Unlimited
5.00% due 12/01/27	325,000	388,047
Yakima & Kittitas Counties School District No. 119 Selah General Obligation Unlimited
5.00% due 12/01/42	200,000	243,008
County of King Washington Sewer Revenue Bonds
5.00% due 07/01/42	200,000	240,880
Washington State Convention Center Public Facilities District Revenue Bonds
5.00% due 07/01/48	200,000	239,564
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	237,972
State of Washington General Obligation Unlimited
5.00% due 06/01/41	195,000	203,026
Total Washington		2,484,092

Colorado - 3.8%
University of Colorado Revenue Bonds
5.00% due 06/01/22	285,000	308,947
5.00% due 06/01/26	200,000	245,022
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	453,242
Denver Health & Hospital Authority Revenue Bonds
5.00% due 12/01/30	200,000	250,018
City & County of Denver Colorado Airport System Revenue Bonds
5.00% due 12/01/28	200,000	243,122
Board of Governors of Colorado State University System Revenue Bonds
5.00% due 03/01/41	200,000	237,638
City & County of Denver Colorado Revenue Bonds
due 08/01/30[2]	200,000	152,670
Colorado Educational & Cultural Facilities Authority Revenue Bonds
5.00% due 03/01/47	110,000	129,426
Colorado School of Mines Revenue Bonds
5.00% due 12/01/47	100,000	119,193
Total Colorado		2,139,278

Pennsylvania - 2.8%
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.00% due 02/01/27	500,000	566,710
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	347,142
Pittsburgh Water & Sewer Authority Revenue Bonds
5.25% due 09/01/36	300,000	336,693

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
Allegheny County Hospital Development Authority Revenue Bonds
5.00% due 07/15/32	$100,000	$126,923
Commonwealth of Pennsylvania General Obligation Unlimited
5.00% due 05/01/20	100,000	100,318
Northeastern Pennsylvania Hospital & Education Authority Revenue Bonds
5.00% due 05/01/20	100,000	100,275
Delaware County Authority Revenue Bonds
4.00% due 05/15/20	15,000	14,896
City of Erie Pennsylvania General Obligation Unlimited
3.10% due 11/15/25	5,000	5,196
Total Pennsylvania		1,598,153

New York - 2.4%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds
0.75% (VRDN ) due 11/01/36[4]	500,000	500,000
New York State Dormitory Authority Revenue Bonds
5.00% due 10/01/41	350,000	362,327
5.00% due 05/01/21	5,000	5,165
New York State Urban Development Corp. Revenue Bonds
5.00% due 03/15/35	250,000	278,518
New York Transportation Development Corp. Revenue Bonds
5.00% due 07/01/34	200,000	206,708
Canton Capital Resource Corp. Revenue Bonds
5.00% due 05/01/20	25,000	25,079
Total New York		1,377,797

Oregon - 2.4%
Clackamas & Washington Counties School District No. 3 General Obligation Unlimited
due 06/15/48[2]	2,000,000	892,040
due 06/15/50[2]	400,000	166,268
due 06/15/49[2]	350,000	150,636
University of Oregon Revenue Bonds
5.00% due 04/01/48	100,000	120,903
Total Oregon		1,329,847

Massachusetts - 1.9%
Massachusetts Development Finance Agency Revenue Bonds
6.88% due 01/01/21	1,000,000	1,041,830
Commonwealth of Massachusetts General Obligation Limited
5.00% due 06/01/20	55,000	55,356
Total Massachusetts		1,097,186

Louisiana - 1.9%
Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds
5.00% due 10/01/37	500,000	579,235
5.00% due 10/01/26	150,000	179,591
City of Shreveport Louisiana Water & Sewer Revenue Bonds
5.00% due 12/01/35	250,000	302,298
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 05/15/26	5,000	5,986
Total Louisiana		1,067,110

North Carolina - 1.6%
North Carolina Central University Revenue Bonds
5.00% due 04/01/44	300,000	366,327
North Carolina Turnpike Authority Revenue Bonds
5.00% due 01/01/27	300,000	343,659
County of New Hanover North Carolina Revenue Bonds
5.00% due 10/01/22	150,000	161,477
State of North Carolina Revenue Bonds
5.00% due 05/01/20	50,000	50,159
North Carolina Eastern Municipal Power Agency Revenue Bonds
4.50% due 01/01/22	10,000	10,222
Total North Carolina		931,844

District of Columbia - 1.6%
District of Columbia General Obligation Unlimited
5.00% due 06/01/41	285,000	338,526
5.00% due 06/01/32	275,000	314,548
5.00% due 06/01/31	175,000	214,720
District of Columbia Revenue Bonds
5.00% due 04/01/21	25,000	25,972
5.00% due 04/01/20	15,000	14,850
Total District of Columbia		908,616

West Virginia - 1.5%
West Virginia Higher Education Policy Commission Revenue Bonds
5.00% due 04/01/29	500,000	534,810
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	337,197
Total West Virginia		872,007

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
Maryland - 1.4%
State of Maryland General Obligation Unlimited
5.00% due 03/15/33	$200,000	263,956
5.00% due 03/15/29	200,000	248,286
4.00% due 08/01/20	25,000	25,182
5.00% due 08/01/20	10,000	10,005
Maryland Economic Development Corp.
5.75% due 09/01/25	150,000	151,186
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
5.00% due 05/15/20	100,000	100,459
5.00% due 07/01/27	5,000	5,640
Total Maryland		804,714

Virginia - 1.3%
Virginia College Building Authority Revenue Bonds
5.00% due 02/01/25	250,000	292,400
University of Virginia Revenue Bonds
5.00% due 04/01/38	200,000	241,852
Loudoun County Economic Development Authority Revenue Bonds
due 07/01/49[2]	500,000	200,730
City of Norfolk Virginia General Obligation Unlimited
2.50% due 10/01/46[3]	5,000	5,122
Total Virginia		740,104

Mississippi - 1.3%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	507,090
6.25% due 10/01/26	230,000	232,447
Total Mississippi		739,537

New Jersey - 1.3%
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	300,000	363,147
New Jersey Economic Development Authority Revenue Bonds
5.00% due 06/01/28	250,000	305,343
North Hudson Sewerage Authority Revenue Bonds
due 12/15/21[2]	50,000	48,942
Total New Jersey		717,432

Arizona - 1.2%
Maricopa County Industrial Development Authority Revenue Bonds
5.00% due 01/01/41	250,000	286,745
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	232,532
Pinal County Elementary School District No. 4 Casa Grande General Obligation Unlimited
5.00% due 07/01/37	100,000	123,793
Arizona State Transportation Board Excise Tax Revenue Bonds
3.13% due 07/01/25	25,000	24,822
Total Arizona		667,892

Oklahoma - 1.2%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	429,828
Oklahoma City Airport Trust Revenue Bonds
5.00% due 07/01/30	200,000	237,972
Total Oklahoma		667,800

Nebraska - 1.2%
Central Plains Energy Project Revenue Bonds
5.00% due 09/01/29	200,000	234,224
Nebraska Educational Health Cultural & Social Services Finance Authority Revenue Bonds
4.00% due 01/01/33	200,000	220,928
Nebraska Investment Finance Authority Revenue Bonds
3.40% due 09/01/39	200,000	210,048
Total Nebraska		665,200

Arkansas - 1.1%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	330,000	380,523
University of Arkansas Revenue Bonds
5.00% due 11/01/47	200,000	236,340
Total Arkansas		616,863

Wisconsin - 1.1%
State of Wisconsin General Obligation Unlimited
5.00% due 05/01/32	200,000	261,838
5.00% due 05/01/33	200,000	261,128
5.00% due 05/01/20	20,000	19,864
State of Wisconsin Clean Water Revenue Bonds
5.00% due 06/01/27	35,000	34,937
Public Finance Authority Revenue Bonds
5.00% due 12/01/20	5,000	5,319
Total Wisconsin		583,086

Puerto Rico - 1.0%
Puerto Rico Public Buildings Authority Revenue Bonds
6.00% due 07/01/23	250,000	262,577
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/41	250,000	258,515
Commonwealth of Puerto Rico General Obligation Unlimited
5.25% due 07/01/24	45,000	46,278
Total Puerto Rico		567,370

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MUNICIPAL INCOME FUND

	Face Amount	Value
Ohio - 0.8%
County of Miami Ohio Revenue Bonds
5.00% due 08/01/33	$200,000	$242,582
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	230,080
Total Ohio		472,662

Florida - 0.8%
State of Florida General Obligation Unlimited
5.00% due 06/01/32	200,000	256,772
Greater Orlando Aviation Authority Revenue Bonds
5.00% due 10/01/32	100,000	119,709
City of Tampa Florida Revenue Bonds
5.25% due 05/15/20	35,000	35,173
Total Florida		411,654

Georgia - 0.6%
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	237,960
County of Columbia Georgia Water & Sewerage Revenue Bonds
5.00% due 06/01/20	35,000	35,221
Thomasville Hospital Authority Revenue Bonds
5.25% due 11/02/20	25,000	25,604
Total Georgia		298,785

Alaska - 0.5%
University of Alaska Revenue Bonds
5.00% due 10/01/40	260,000	286,260

Nevada - 0.5%
Las Vegas Valley Water District General Obligation Ltd.
5.00% due 06/01/27	230,000	269,783

South Carolina - 0.4%
Charleston County Airport District Revenue Bonds
5.00% due 07/01/43	200,000	240,820

Vermont - 0.4%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	229,670

North Dakota - 0.4%
City of Grand Forks North Dakota Revenue Bonds
5.00% due 12/01/24	200,000	226,952

Tennessee - 0.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd Revenue Bonds
2.48% due 12/01/37	200,000	201,956
South Dakota - 0.3%
South Dakota Board of Regents Housing & Auxiliary Facilities System Revenue Bonds
5.00% due 04/01/34	150,000	182,385

Idaho - 0.2%
Idaho Housing & Finance Association Revenue Bonds
5.00% due 07/15/30	100,000	124,105

Rhode Island - 0.2%
Rhode Island Health & Educational Building Corp. Revenue Bonds
5.00% due 05/15/42	100,000	122,389

Utah - 0.2%
South Davis Metro Fire Service Area Revenue Bonds
5.00% due 12/01/34	100,000	122,013

Kansas - 0.2%
University of Kansas Hospital Authority Revenue Bonds
5.00% due 09/01/48	100,000	120,924

Montana - 0.2%
Montana State Board of Regents Revenue Bonds
5.00% due 11/15/43	100,000	119,961

Iowa - 0.2%
PEFA, Inc. Revenue Bonds
5.00% (VRDN) due 09/01/26[4]	100,000	109,868
University of Iowa Revenue Bonds
4.00% due 07/01/20	10,000	9,973
Total Iowa		119,841

Indiana - 0.2%
Indiana Finance Authority Revenue Bonds
5.00% due 10/01/41	100,000	117,251

Guam - 0.2%
Guam Government Waterworks Authority Revenue Bonds
5.63% due 07/01/20	100,000	101,092
Guam Power Authority Revenue Bonds
5.50% due 10/01/20	5,000	5,059
Total Guam		106,151

New Mexico - 0.1%
City of Albuquerque New Mexico Revenue Bonds
5.00% due 07/01/25	30,000	33,837
Total Municipal Bonds
(Cost $48,178,084)		50,154,692

Total Investments - 101.3%
(Cost $55,431,289)		$57,228,669
Other Assets & Liabilities, net - (1.3)%		(714,821)
Total Net Assets - 100.0%		$56,513,848

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
MUNICIPAL INCOME FUND

†	Value determined based on Level 1 inputs — See Note 4
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2020.
[2]	Zero coupon rate security.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2020. See table below for additional step information for each security.

[4]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

[5]	Security has no current coupon. However, a coupon rate will come into effect at a future rate reset date.
VRDN — Variable Rate Demand Note

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Closed-End Funds	$2,050,370	$—	$—	$2,050,370
Money Market Fund	5,023,607	—	—	5,023,607
Municipal Bonds	—	50,154,692	—	50,154,692
Total Assets	$7,073,977	$50,154,692	$—	$57,228,669

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
City of Norfolk Virginia General Obligation Unlimited, 2.50% due 10/01/46	3.00%	10/01/22	3.75% - 5.00%	10/01/26 - 10/01/41
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited, due 08/01/42	6.85%	08/01/32	—	—
Riverside County Redevelopment Successor Agency Tax Allocation, due 10/01/37	5.00%	10/01/21	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments, at value (cost $55,431,289)	$57,228,669
Prepaid expenses	40,551
Receivables:
Interest	512,574
Fund shares sold	252,786
Dividends	3,060
Total assets	58,037,640

Liabilities:
Overdraft due to custodian bank	31,385
Payable for:
Securities purchased	1,402,293
Fund shares redeemed	40,567
Distributions to shareholders	12,562
Distribution and service fees	9,927
Transfer agent/maintenance fees	3,602
Fund accounting/administration fees	2,888
Trustees’ fees*	2,467
Management fees	2,116
Miscellaneous	15,985
Total liabilities	1,523,792
Net assets	$56,513,848

Net assets consist of:
Paid in capital	$55,037,039
Total distributable earnings (loss)	1,476,809
Net assets	$56,513,848

A-Class:
Net assets	$41,350,279
Capital shares outstanding	3,196,649
Net asset value per share	$12.94
Maximum offering price per share (Net asset value divided by 96.00%)	$13.48

C-Class:
Net assets	$1,813,075
Capital shares outstanding	140,271
Net asset value per share	$12.93

P-Class:
Net assets	$187,747
Capital shares outstanding	14,524
Net asset value per share	$12.93

Institutional Class:
Net assets	$13,162,747
Capital shares outstanding	1,017,521
Net asset value per share	$12.94

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends	$50,641
Interest	781,810
Total investment income	832,451

Expenses:
Management fees	145,559
Distribution and service fees:
A-Class	53,085
C-Class	9,628
P-Class	272
Transfer agent/maintenance fees:
A-Class	19,417
C-Class	1,122
P-Class	314
Institutional Class	6,255
Registration fees	41,570
Fund accounting/administration fees	22,421
Professional fees	17,733
Trustees’ fees*	8,984
Custodian fees	4,746
Line of credit fees	2,343
Miscellaneous	24,856
Recoupment of previously waived fees:
C-Class	5
Total expenses	358,310
Less:
Expenses reimbursed by Adviser:
A Class	(19,169)
C Class	(1,114)
P Class	(309)
Institutional Class	(6,215)
Expenses waived by Adviser	(105,085)
Earnings credits applied	(157)
Total waived/reimbursed expenses	(132,049)
Net expenses	226,261
Net investment income	606,190

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(191,554)
Net realized loss	(191,554)
Net change in unrealized appreciation (depreciation) on:
Investments	(783,009)
Net change in unrealized appreciation (depreciation)	(783,009)
Net realized and unrealized loss	(974,563)
Net decrease in net assets resulting from operations	$(368,373)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$606,190	$993,833
Net realized loss on investments	(191,554)	(42,831)
Net change in unrealized appreciation (depreciation) on investments	(783,009)	2,182,973
Net increase (decrease) in net assets resulting from operations	(368,373)	3,133,975

Distributions to shareholders:
A-Class	(434,944)	(736,110)
C-Class	(12,538)	(39,446)
P-Class	(2,203)	(2,756)
Institutional Class	(156,512)	(318,435)
Total distributions to shareholders	(606,197)	(1,096,747)

Capital share transactions:
Proceeds from sale of shares
A-Class	9,810,984	26,456,149
C-Class	163,052	548,605
P-Class	786,850	164,344
Institutional Class	7,742,134	5,941,830
Distributions reinvested
A-Class	358,926	506,049
C-Class	11,182	31,368
P-Class	2,203	2,756
Institutional Class	153,994	305,395
Cost of shares redeemed
A-Class	(10,713,726)	(11,365,476)
C-Class	(297,726)	(1,103,845)
P-Class	(806,930)	(3,449)
Institutional Class	(8,392,756)	(1,928,600)
Net increase (decrease) from capital share transactions	(1,181,813)	19,555,126
Net increase (decrease) in net assets	(2,156,383)	21,592,354

Net assets:
Beginning of period	58,670,231	37,077,877
End of period	$56,513,848	$58,670,231

Capital share activity:
Shares sold
A-Class	747,470	2,038,962
C-Class	12,243	42,762
P-Class	58,723	12,827
Institutional Class	587,221	464,446
Shares issued from reinvestment of distributions
A-Class	27,304	39,477
C-Class	852	2,466
P-Class	167	214
Institutional Class	11,713	23,869
Shares redeemed
A-Class	(817,335)	(891,195)
C-Class	(23,894)	(87,169)
P-Class	(60,120)	(264)
Institutional Class	(645,746)	(151,514)
Net increase (decrease) in shares	(101,402)	1,494,881

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$13.12	$12.46	$12.70	$12.86	$12.52	$12.51
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.30	.30	.27	.26	.29
Net gain (loss) on investments (realized and unrealized)	(.18)	.70	(.24)	(.15)	.34	.01
Total from investment operations	(.05)	1.00	.06	.12	.60	.30
Less distributions from:
Net investment income	(.13)	(.30)	(.30)	(.28)	(.26)	(.29)
Net realized gains	—	(.04)	—	—	—	—
Total distributions	(.13)	(.34)	(.30)	(.28)	(.26)	(.29)
Net asset value, end of period	$12.94	$13.12	$12.46	$12.70	$12.86	$12.52

Total Return[c]	(0.36%)	8.13%	0.44%	0.94%	4.85%	2.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,350	$42,512	$25,570	$33,515	$41,283	$49,086
Ratios to average net assets:
Net investment income (loss)	2.05%	2.31%	2.35%	2.19%	2.06%	2.28%
Total expenses[d]	1.26%	1.34%	1.30%	1.20%	1.18%	1.17%
Net expenses[e,f,g]	0.81%	0.81%	0.80%	0.82%	0.81%	0.81%
Portfolio turnover rate	35%	30%	13%	31%	61%	80%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$13.11	$12.45	$12.69	$12.86	$12.52	$12.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.21	.20	.18	.16	.19
Net gain (loss) on investments (realized and unrealized)	(.18)	.69	(.24)	(.17)	.35	.02
Total from investment operations	(.09)	.90	(.04)	.01	.51	.21
Less distributions from:
Net investment income	(.09)	(.20)	(.20)	(.18)	(.17)	(.19)
Net realized gains	—	(.04)	—	—	—	—
Total distributions	(.09)	(.24)	(.20)	(.18)	(.17)	(.19)
Net asset value, end of period	$12.93	$13.11	$12.45	$12.69	$12.86	$12.52

Total Return[c]	(0.73%)	7.33%	(0.30%)	0.12%	4.06%	1.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,813	$1,981	$2,403	$3,768	$5,008	$2,472
Ratios to average net assets:
Net investment income (loss)	1.30%	1.63%	1.60%	1.44%	1.26%	1.54%
Total expenses[d]	2.04%	2.12%	2.11%	1.92%	1.89%	1.87%
Net expenses[e,f,g]	1.56%	1.56%	1.55%	1.57%	1.56%	1.56%
Portfolio turnover rate	35%	30%	13%	31%	61%	80%

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$13.13	$12.46	$12.70	$12.86	$12.52	$12.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.29	.29	.25	.26	.13
Net gain (loss) on investments (realized and unrealized)	(.20)	.72	(.23)	(.14)	.34	(.12)
Total from investment operations	(.07)	1.01	.06	.11	.60	.01
Less distributions from:
Net investment income	(.13)	(.30)	(.30)	(.27)	(.26)	(.13)
Net realized gains	—	(.04)	—	—	—	—
Total distributions	(.13)	(.34)	(.30)	(.27)	(.26)	(.13)
Net asset value, end of period	$12.93	$13.13	$12.46	$12.70	$12.86	$12.52

Total Return	(0.52%)	8.20%	0.44%	0.89%	4.86%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$188	$207	$37	$111	$84	$10
Ratios to average net assets:
Net investment income (loss)	2.03%	2.25%	2.32%	2.01%	2.00%	2.46%
Total expenses[d]	1.46%	1.55%	1.72%	1.27%	1.21%	3.17%
Net expenses[e,f,g]	0.81%	0.81%	0.80%	0.82%	0.79%	0.81%
Portfolio turnover rate	35%	30%	13%	31%	61%	80%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$13.13	$12.46	$12.71	$12.87	$12.53	$12.51
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.33	.33	.30	.29	.32
Net gain (loss) on investments (realized and unrealized)	(.19)	.71	(.25)	(.15)	.34	.02
Total from investment operations	(.04)	1.04	.08	.15	.63	.34
Less distributions from:
Net investment income	(.15)	(.33)	(.33)	(.31)	(.29)	(.32)
Net realized gains	—	(.04)	—	—	—	—
Total distributions	(.15)	(.37)	(.33)	(.31)	(.29)	(.32)
Net asset value, end of period	$12.94	$13.13	$12.46	$12.71	$12.87	$12.53

Total Return	(0.31%)	8.48%	0.61%	1.19%	5.11%	2.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,163	$13,970	$9,067	$15,914	$24,126	$8,564
Ratios to average net assets:
Net investment income (loss)	2.30%	2.59%	2.59%	2.43%	2.24%	2.53%
Total expenses[d]	1.01%	1.08%	1.09%	0.88%	0.84%	0.89%
Net expenses[e,f,g]	0.56%	0.56%	0.55%	0.57%	0.56%	0.56%
Portfolio turnover rate	35%	30%	13%	31%	61%	80%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	—	0.00%*	—	—
C-Class	0.00%*	—	—	—
P-Class	—	—	—	0.04%
Institutional Class	—	—	—	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	0.80%	0.80%	0.80%	0.80%	0.80%
C-Class	1.55%	1.55%	1.55%	1.55%	1.55%
P-Class	0.80%	0.80%	0.80%	0.80%	0.78%
Institutional Class	0.55%	0.55%	0.55%	0.55%	0.55%

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. The High Yield Fund offers R6-Class shares. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2020, the Trust consisted of nineteen funds.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the following funds (collectively, the “Funds”):

Fund	Investment Company Type
Diversified Income Fund	Diversified
High Yield Fund	Diversified
Investment Grade Bond Fund	Diversified
Municipal Income Fund	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provide advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or the underlying position that the swaps pertain to at the close of the NYSE.

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at March 31, 2020.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interests in When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters

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into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes

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withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Funds declare dividends from investment income daily, except for Diversified Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2020, are disclosed in the Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also

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be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Investment Grade Bond Fund	Hedge	$—	$868,666,667

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Diversified Income Fund	Hedge	$—	$—	*
Investment Grade Bond Fund	Duration, Hedge, Income	—	2,314,323

*	Futures contracts were outstanding for 7 days during the period ended March 31, 2020. The daily average outstanding notional amount of futures contracts during the period was $1,020,471.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if

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the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Investment Grade Bond Fund	Income	$2,968,257	$7,284,119

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Investment Grade Bond Fund	Duration, Hedge	$112,303,833	$8,585,500

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

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The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Investment Grade Bond Fund	Hedge, Index Exposure	$29,822,167	$116,200,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$170,793	$3,935,632
Investment Grade Bond Fund	Hedge, Income	22,725,048	128,054,042

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Interest Rate contracts	Investments in unaffiliated, at value
Credit/Interest Rate contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Variation margin on interest rate swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2020:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
High Yield Fund	$—	$—	$—	$—	$—	$100,529	$100,529
Investment Grade Bond Fund	—	—	1,895,212	2,557,359	1,712,750	8,055,604	14,220,925

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
Diversified Income Fund	$77,117	$—	$—	$—	$—	$—	$77,117
Investment Grade Bond Fund	—	10,470	—	—	—	2,171,299	2,181,769

*

Includes cumulative appreciation (depreciation) of futures contracts and OTC and centrally-cleared swap agreements as reported on the Schedules of Investments. For futures contracts and centrally-cleared swap agreements, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate contracts	Net change in unrealized appreciation (depreciation) on options purchased

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$—	$—	$—	$—	$(69,475)	$(69,475)
Investment Grade Bond Fund	—	519,684	1,028,565	2,178,778	—	770,175	4,497,202

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
Diversified Income Fund	$(77,117)	$—	$—	$—	$—	$—	$(77,117)
High Yield Fund	—	—	—	—	—	77,793	77,793
Investment Grade Bond Fund	—	(10,470)	2,250,531	4,309,283	362,114	3,450,665	10,362,123

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

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OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$100,529	$—	$100,529	$—	$—	$100,529
Investment Grade Bond Fund	Forward foreign currency exchange contracts	8,055,604	—	8,055,604	(2,079,734)	(5,494,195)	481,675
	Total return swap agreements	1,943	—	1,943	—	—	1,943
	Options purchased contracts	1,712,750	—	1,712,750	—	1,653,826	58,924

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Investment Grade Bond Fund	Forward foreign currency exchange contracts	$2,171,299	$—	$2,171,299	$(2,079,734)	$—	$91,565

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2020.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Diversified Income Fund	BofA Securities, Inc.	Futures contracts	$96,000	$—
High Yield Fund	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	1,821	—
Investment Grade Bond Fund	BofA Securities, Inc.	Credit default swap agreements	4,654,645	—
	BofA Securities, Inc.	Forward foreign currency exchange contracts	—	325,000
	BofA Securities, Inc.	Interest rate swap agreements, Options purchased	10,805,129	1,861,589
	Citibank, N.A.	Forward foreign currency exchange contracts	—	2,420,000
	Goldman Sachs Group	Forward foreign currency exchange contracts, Options purchased	—	2,300,000
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options purchased	—	1,092,012
Investment Grade Bond Fund Total			15,459,774	7,998,601

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Investment Grade Bond Fund	0.39%
Municipal Income Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund - A-Class	1.30%	01/29/16	02/01/21
Diversified Income Fund - C-Class	2.05%	01/29/16	02/01/21
Diversified Income Fund - P-Class	1.30%	01/29/16	02/01/21
Diversified Income Fund - Institutional Class	1.05%	01/29/16	02/01/21
High Yield Fund A-Class	1.16%	11/30/12	02/01/21
High Yield Fund C-Class	1.91%	11/30/12	02/01/21
High Yield Fund P-Class	1.16%	05/01/15	02/01/21
High Yield Fund - Institutional Class	0.91%	11/30/12	02/01/21
High Yield Fund - R6-Class	0.91%	05/15/17	02/01/21
Investment Grade Bond Fund - A-Class	0.79%	11/30/12	02/01/21
Investment Grade Bond Fund - C-Class	1.54%	11/30/12	02/01/21
Investment Grade Bond Fund - P-Class	0.79%	05/01/15	02/01/21
Investment Grade Bond Fund - Institutional Class	0.50%	11/30/12	02/01/21
Municipal Income Fund - A-Class	0.80%	11/30/12	02/01/21
Municipal Income Fund - C-Class	1.55%	11/30/12	02/01/21
Municipal Income Fund - P-Class	0.80%	05/01/15	02/01/21
Municipal Income Fund - Institutional Class	0.55%	11/30/12	02/01/21

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2020	2021	2022	2023	Total
Diversified Income Fund
A-Class	$3,873	$4,873	$4,237	$3,876	$16,859
C-Class	3,893	5,069	14,152	10,202	33,316
P-Class	3,402	4,482	3,371	1,839	13,094
Institutional Class	148,686	191,684	148,929	80,882	570,181
High Yield Fund
A-Class	—	—	1,600	2,597	4,197
C-Class	10,048	3,674	2,743	771	17,236
P-Class	1,904	8,622	1,761	693	12,980
Institutional Class	—	—	—	—	—
R6-Class	—	—	—	—	—
Investment Grade Bond Fund
A-Class	77,376	156,533	114,831	55,689	404,429
C-Class	25,128	43,011	23,323	12,851	104,313
P-Class	806	42,627	66,557	38,187	148,177
Institutional Class	18,798	174,956	535,891	398,983	1,128,628
Municipal Income Fund
A-Class	58,980	147,177	153,746	95,875	455,778
C-Class	7,511	17,294	11,587	4,592	40,984
P-Class	472	634	838	702	2,646
Institutional Class	31,185	67,892	58,964	30,723	188,764

For the period ended March 31, 2020, GI recouped amounts from the Funds as follows:

High Yield Fund	$68,595
Investment Grade Bond Fund	2,505
Municipal Income Fund	5

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2020, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Diversified Income Fund	$17,594
Investment Grade Bond Fund	620

For the period ended March 31, 2020, GFD retained sales charges of $87,029 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At March 31, 2020, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Diversified Income Fund	95%

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2020, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at March 31, 2020		Average Balance Outstanding	Average Interest Rate
High Yield Fund	183	$20,875,801		$26,554,543	1.84%
Investment Grade Bond Fund	6	—	*	17,193,030	(3.73%)

*	As of March 31, 2020, Investment Grade Bond Fund did not have any open reverse repurchase agreements.

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Reverse repurchase agreements	$20,875,801	$—	$20,875,801	$(20,875,801)	$—	$—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

As of March 31, 2020, there was $20,875,801 in reverse repurchase agreements outstanding. The High Yield Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	(1.25%)	Open Maturity	$546,941
BMO Capital Markets Corp.	1.45% - 1.50%	Open Maturity	1,755,904
BofA Securities, Inc.	1.65%	04/13/20	2,416,519
Credit Suisse Securities (USA) LLC	0.50% - 2.00%	Open Maturity	7,881,303
J.P. Morgan Securities LLC	0.75% - 2.75%	Open Maturity	5,872,013
RBC Capital Markets LLC	1.40%	Open Maturity	2,403,121
			$20,875,801

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Fund:

Fund	Asset Type	Overnight and Continuous	Up to 30 Days	Total
High Yield Fund	Corporate Bonds	$18,459,282	$2,416,519	$20,875,801
Gross amount of recognized liabilities for reverse repurchase agreements		$18,459,282	$2,416,519	$20,875,801

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Income Fund	$6,430,998	$66,135	$(673,750)	$(607,615)
High Yield Fund	383,119,349	1,633,600	(52,433,510)	(50,799,910)
Investment Grade Bond Fund	916,883,118	46,732,007	(24,750,170)	21,981,837
Municipal Income Fund	55,431,289	2,281,517	(484,137)	1,797,380

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 8 – Securities Transactions

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$2,320,572	$2,925,152
High Yield Fund	106,046,428	219,940,263
Investment Grade Bond Fund	410,595,908	398,172,860
Municipal Income Fund	19,480,418	23,214,653

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Investment Grade Bond Fund	$169,597,634	$168,060,287

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2020, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
High Yield Fund	$1,502,413	$1,888,594	$85,457
Investment Grade Bond Fund	1,667,107	47,763	(2,325)

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of March 31, 2020. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2020, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
High Yield Fund
	American Express GBT	02/26/27	$387,389	$56,172
	Aspect Software, Inc.	07/15/23	52,083	579
	Cypress Intermediate Holdings III, Inc.	04/27/22	215,753	16,413
	Epicor Software	06/01/20	1,000,000	82,282
	National Technical Systems	06/12/21	1,875	75
	Packaging Coordinators Midco, Inc.	07/01/21	161,538	18,981
	Solera LLC	03/03/21	1,250,000	32,449
			$3,068,638	$206,951

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund	Basic Energy Services, Inc.
	10.75% due 10/15/23	09/25/18	$1,216,120	$802,375
	Beverages & More, Inc.
	11.50% due 06/15/22	06/16/17	2,925,136	1,670,250
	Bruin E&P Partners LLC
	8.88% due 08/01/23	11/05/18	979,319	70,560
	Mirabela Nickel Ltd.
	due 06/24/19[3]	12/31/13	252,369	13,906
			$5,372,944	$2,557,091

Investment Grade Bond Fund	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	1,025,005	1,162,252
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[1]	05/09/14	137,352	71,591
	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
	2015-R1, 4.11% (WAC) due 11/25/52[2]	07/26/19	1,795,067	1,859,235
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	420,101	371,962
			$3,377,525	$3,465,040

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is in default of interest and/or principal obligations.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus ½ of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees” or included within “Miscellaneous”. The Funds did not have any borrowings under this agreement as of and for the period ended March 31, 2020.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

As of October 1, 2019, the Funds have fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the affected Funds in the following amounts:

Fund	Cumulative Effect Adjustment
High Yield Fund	$154,867
Investment Grade Bond Fund	35,841

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in a Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 101

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Guggenheim Funds Semi-Annual Report

Guggenheim SMid Cap Value Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	SBMCV-SEMI-0320x0920

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Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
SMID CAP VALUE FUND	9
NOTES TO FINANCIAL STATEMENTS	24
OTHER INFORMATION	34
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	35
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	42

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The six-month period ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this semi-annual shareholder report, these events have affected performance for the SMid Cap Value Fund (the “Fund”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

Security Investors, LLC (the “Investment Adviser”) serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

Effective following the close of business on January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund merged with and into newly formed Institutional Class shares of the Guggenheim SMid Cap Value Fund. Shareholders received shares of the newly created Institutional share class of the SMid Cap Value Fund with an equivalent value to shares of the SMid Cap Value Institutional Fund held immediately prior to the merger. For more information about the merger, refer to the Notes to Financial Statements section of the report.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2020

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

The SMid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the six months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the six months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
SMid Cap Value Fund
A-Class	1.25%	(26.34%)	$ 1,000.00	$ 736.60	$ 5.43
C-Class	2.09%	(26.63%)	1,000.00	733.70	9.06
P-Class	1.31%	(26.34%)	1,000.00	736.60	5.69
Institutional Class[4]	1.04%	(31.08%)	1,000.00	689.20	2.14

Table 2. Based on hypothetical 5% return (before expenses)
SMid Cap Value Fund
A-Class	1.25%	5.00%	$ 1,000.00	$ 1,018.75	$ 6.31
C-Class	2.09%	5.00%	1,000.00	1,014.55	10.53
P-Class	1.31%	5.00%	1,000.00	1,018.45	6.61
Institutional Class	1.04%	5.00%	1,000.00	1,019.80	5.25

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.
[4]	Since commencement of operations as of close of business January 3, 2020. Expenses paid based on actual fund return are calculated using 89 days from the commencement of operations.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

SMID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	January 3, 2020

Ten Largest Holdings (% of Total Net Assets)
Alleghany Corp.	3.1%
Equity Commonwealth	2.5%
MDU Resources Group, Inc.	2.3%
Portland General Electric Co.	2.2%
Voya Financial, Inc.	2.2%
Encompass Health Corp.	1.9%
Bunge Ltd.	1.9%
Alexandria Real Estate Equities, Inc.	1.9%
Physicians Realty Trust	1.8%
Super Micro Computer, Inc.	1.8%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(26.34%)	(22.27%)	(0.24%)	4.93%
A-Class Shares with sales charge‡	(29.84%)	(25.96%)	(1.20%)	4.31%
C-Class Shares	(26.63%)	(22.90%)	(1.03%)	4.14%
C-Class Shares with CDSC§	(27.32%)	(23.63%)	(1.03%)	4.14%
Institutional Class Shares[1]	(26.39%)	(21.63%)	0.17%	5.26%
Russell 2500 Value Index	(30.02%)	(28.60%)	(2.14%)	5.65%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(26.34%)	(22.31%)	(0.03%)
Russell 2500 Value Index		(30.02%)	(28.60%)	(2.01%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

[1]

The Institutional Class shares commenced operations on January 3, 2020 in connection with the reorganization of the SMid Cap Value Institutional Fund into the Fund. The performance of the Institutional Class shares of the Fund for periods prior to January 3, 2020 reflects the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns for the SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund.

†	6 month returns are not annualized.
‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation for the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
SMID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 97.8%

Financial - 33.1%
Alleghany Corp.	16,209	$8,953,041
Equity Commonwealth REIT	230,986	7,324,566
Voya Financial, Inc.	156,188	6,333,424
Alexandria Real Estate Equities, Inc. REIT	39,576	5,424,287
Physicians Realty Trust REIT	382,791	5,336,107
Sun Communities, Inc. REIT	39,591	4,942,936
Axis Capital Holdings Ltd.	107,781	4,165,736
Radian Group, Inc.	319,568	4,138,406
Pinnacle Financial Partners, Inc.	108,970	4,090,734
KeyCorp	369,478	3,831,487
Zions Bancorp North America	131,869	3,528,814
Cousins Properties, Inc. REIT	116,346	3,405,447
Umpqua Holdings Corp.	281,976	3,073,538
Old Republic International Corp.	193,837	2,956,014
First Horizon National Corp.	341,719	2,754,255
WSFS Financial Corp.	105,604	2,631,652
Camden Property Trust REIT	31,123	2,466,187
Prosperity Bancshares, Inc.	47,358	2,285,024
VICI Properties, Inc. REIT	130,309	2,168,342
Medical Properties Trust, Inc. REIT	124,560	2,153,642
Howard Hughes Corp.*	38,001	1,919,810
Heritage Insurance Holdings, Inc.	174,678	1,870,801
IBERIABANK Corp.	50,775	1,836,024
Hilltop Holdings, Inc.	114,190	1,726,553
Stifel Financial Corp.	40,687	1,679,559
American National Insurance Co.	18,227	1,501,540
Heartland Financial USA, Inc.	48,817	1,474,273
Redwood Trust, Inc. REIT	255,449	1,292,572
First Midwest Bancorp, Inc.	51,896	686,844
Total Financial		95,951,615

Industrial - 17.1%
MDU Resources Group, Inc.	308,249	6,627,353
Knight-Swift Transportation Holdings, Inc.	113,408	3,719,782
Jacobs Engineering Group, Inc.	45,754	3,626,920
Graphic Packaging Holding Co.	279,720	3,412,584
Valmont Industries, Inc.	27,829	2,949,317
FLIR Systems, Inc.	85,790	2,735,843
Plexus Corp.*	42,568	2,322,510
Rexnord Corp.	102,246	2,317,917
Advanced Energy Industries, Inc.*	47,257	2,291,492
Johnson Controls International plc	76,754	2,069,288
Owens Corning	52,142	2,023,631
PGT Innovations, Inc.*	228,304	1,915,471
Crane Co.	37,882	1,863,037
Park Aerospace Corp.	143,193	1,804,232
Snap-on, Inc.	16,290	1,772,678
GATX Corp.	27,068	1,693,374
EnerSys	30,785	1,524,473
Packaging Corporation of America	16,910	1,468,295
Kennametal, Inc.	66,439	1,237,094
Dycom Industries, Inc.*	45,453	1,165,869

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
SMID CAP VALUE FUND

	Shares	Value
Kirby Corp.*	20,618	$896,265
Total Industrial		49,437,425

Consumer, Non-cyclical - 11.3%
Encompass Health Corp.	87,893	5,627,789
Bunge Ltd.	135,969	5,578,808
Central Garden & Pet Co. — Class A*	200,015	5,114,384
Emergent BioSolutions, Inc.*	71,699	4,148,504
Ingredion, Inc.	53,258	4,020,979
Eagle Pharmaceuticals, Inc.*	71,814	3,303,444
TreeHouse Foods, Inc.*	70,850	3,128,027
MGP Ingredients, Inc.	32,594	876,453
Adtalem Global Education, Inc.*	31,426	841,902
Total Consumer, Non-cyclical		32,640,290

Consumer, Cyclical - 8.2%
LKQ Corp.*	169,119	3,468,631
UniFirst Corp.	22,841	3,451,047
DR Horton, Inc.	84,397	2,869,498
Alaska Air Group, Inc.	94,629	2,694,087
Newell Brands, Inc.	183,132	2,431,993
PVH Corp.	42,818	1,611,669
BorgWarner, Inc.	58,870	1,434,662
Lear Corp.	17,436	1,416,675
BMC Stock Holdings, Inc.*	79,109	1,402,602
Skechers U.S.A., Inc. — Class A*	55,597	1,319,873
Ralph Lauren Corp. — Class A	17,743	1,185,765
Caleres, Inc.	98,439	511,883
Total Consumer, Cyclical		23,798,385

Utilities - 7.6%
Portland General Electric Co.	134,926	6,468,352
Southwest Gas Holdings, Inc.	50,360	3,503,042
Black Hills Corp.	54,696	3,502,185
AES Corp.	250,157	3,402,135
Avista Corp.	79,710	3,386,878
Pinnacle West Capital Corp.	24,652	1,868,375
Total Utilities		22,130,967

Technology - 7.0%
Super Micro Computer, Inc.*	249,618	5,311,871
MACOM Technology Solutions Holdings, Inc.*	255,691	4,840,230
Lumentum Holdings, Inc.*	40,431	2,979,765
Qorvo, Inc.*	28,398	2,289,731
CSG Systems International, Inc.	42,421	1,775,319
Skyworks Solutions, Inc.	19,123	1,709,214
Evolent Health, Inc. — Class A*	275,320	1,494,988
Total Technology		20,401,118

Basic Materials - 6.1%
Olin Corp.	284,604	3,321,328
Reliance Steel & Aluminum Co.	36,971	3,238,290
Ashland Global Holdings, Inc.	64,211	3,215,045
Huntsman Corp.	208,702	3,011,570
Freeport-McMoRan, Inc.	355,421	2,399,092
Nucor Corp.	39,296	1,415,442
Commercial Metals Co.	64,984	1,026,097
Total Basic Materials		17,626,864

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
SMID CAP VALUE FUND

	Shares	Value
Communications - 5.6%
Infinera Corp.*	978,899	$5,188,165
NortonLifeLock, Inc.	261,741	4,897,174
Viavi Solutions, Inc.*	282,669	3,168,720
Ciena Corp.*	75,077	2,988,815
Total Communications		16,242,874

Energy - 1.8%
Parsley Energy, Inc. — Class A	579,782	3,322,151
Range Resources Corp.	418,464	954,098
Delek US Holdings, Inc.	58,132	916,160
Antero Resources Corp.*	156,452	111,535
HydroGen Corp.*,†††,1,4	1,265,700	1
Total Energy		5,303,945

Total Common Stocks
(Cost $358,909,264)		283,533,483

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*[1,2]	1,652,084	482
Total Convertible Preferred Stocks
(Cost $1,577,634)		482

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	516,551	175,627
Total Rights
(Cost $—)		175,627

EXCHANGE-TRADED FUNDS† - 1.5%
iShares Russell 2000 Value ETF	53,015	4,348,821
Total Exchange-Traded Funds
(Cost $4,533,111)		4,348,821

MONEY MARKET FUND† - 0.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[3]	2,275,069	2,275,069
Total Money Market Fund
(Cost $2,275,069)		2,275,069

Total Investments - 100.2%
(Cost $367,295,078)		$290,333,482
Other Assets & Liabilities, net - (0.2)%		(559,389)
Total Net Assets - 100.0%		$289,774,093

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $483, (cost $1,580,165) or less than 0.1% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of March 31, 2020.
[4]	Affiliated issuer.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
SMID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$283,533,482	$—	$1	$283,533,483
Convertible Preferred Stocks	—	—	482	482
Rights	175,627	—	—	175,627
Exchange-Traded Funds	4,348,821	—	—	4,348,821
Money Market Fund	2,275,069	—	—	2,275,069
Total Assets	$290,332,999	$—	$483	$290,333,482

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Common Stock
HydroGen Corp.*,1	$—	$1	$—	$—	$—	$1	1,265,700	$—

*	Non-Income producing
[1]

Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued and affiliated securities amounts to $1, (cost $2,531) or less than 0.1% of total net assets.

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
SMID CAP VALUE FUND

March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $367,292,547)	$290,333,481
Investments in affiliated issuers, at value (cost $2,531)	1
Prepaid expenses	30,895
Receivables:
Dividends	739,857
Fund shares sold	108,613
Interest	3,326
Foreign tax reclaims	302
Total assets	291,216,475

Liabilities:
Overdraft due to custodian bank	61,220
Payable for:
Fund shares redeemed	496,362
Management fees	179,908
Distribution and service fees	63,023
Transfer agent/maintenance fees	59,607
Fund accounting/administration fees	14,503
Trustees’ fees*	351
Due to Investment Adviser	106
Miscellaneous (Note 7)	567,302
Total liabilities	1,442,382
Net assets	$289,774,093

Net assets consist of:
Paid in capital	$375,225,403
Total distributable earnings (loss)	(85,451,310)
Net assets	$289,774,093

A-Class:
Net assets	$211,338,471
Capital shares outstanding	9,800,911
Net asset value per share	$21.56
Maximum offering price per share (Net asset value divided by 95.25%)	$22.64

C-Class:
Net assets	$16,949,749
Capital shares outstanding	1,187,623
Net asset value per share	$14.27

P-Class:
Net assets	$7,921,015
Capital shares outstanding	370,136
Net asset value per share	$21.40

Institutional Class:
Net assets	$53,564,858
Capital shares outstanding	7,620,987
Net asset value per share	$7.03

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

STATEMENT OF OPERATIONS (Unaudited)
SMID CAP VALUE FUND

Six-Month Period Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$7,354,453 **
Interest	56,710
Total investment income	7,411,163

Expenses:
Management fees	1,455,677
Distribution and service fees:
A-Class	396,119
C-Class	135,386
P-Class	16,309
Transfer agent/maintenance fees:
A-Class	154,254
C-Class	34,780
P-Class	11,754
Institutional Class	17,386
Fund accounting/administration fees	149,321
Professional fees	34,112
Trustees’ fees*	13,936
Custodian fees	6,193
Line of credit fees	4,662
Miscellaneous	125,273
Recoupment of previously waived fees:
C-Class	605
P-Class	97
Total expenses	2,555,864
Less:
Expenses reimbursed by Adviser:
A-Class	(14,372)
C-Class	(11,548)
P-Class	(2,154)
Institutional Class	(10,191)
Expenses waived by Adviser	(2,722)
Total waived/reimbursed expenses	(40,987)
Net expenses	2,514,877
Net investment income	4,896,286

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$2,580,187
Net realized gain	2,580,187
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(117,053,713)
Net change in unrealized appreciation (depreciation)	(117,053,713)
Net realized and unrealized loss	(114,473,526)
Net decrease in net assets resulting from operations	$(109,577,240)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**

Dividends from securities of unaffiliated issuers for the period were elevated due to a special dividend received from one of the Fund’s holdings, which represented approximately 44% of the total amount earned for the period ended March 31, 2020. The Fund expects that the special dividend represents a one time payment and not a recurring periodic dividend.

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
SMID CAP VALUE FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,896,286	$2,532,870
Net realized gain on investments	2,580,187	5,835,305
Net change in unrealized appreciation (depreciation) on investments	(117,053,713)	(24,887,120)
Net decrease in net assets resulting from operations	(109,577,240)	(16,518,945)

Distributions to shareholders:
A-Class	(13,969,113)	(42,473,154)
C-Class	(1,456,436)	(7,586,927)
P-Class	(576,421)	(2,333,056)
Total distributions to shareholders	(16,001,970)	(52,393,137)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,863,963	23,839,358
C-Class	464,900	1,543,100
P-Class	421,291	4,916,059
Institutional Class	23,198,706 *	—
Distributions reinvested
A-Class	13,561,746	41,063,260
C-Class	1,311,431	6,887,170
P-Class	576,421	2,333,056
Institutional Class	— *	—
Net proceeds from the issuance of shares due to merger	66,601,569 [a]	—
Cost of shares redeemed
A-Class	(54,458,519)	(66,171,407)
C-Class	(8,401,545)	(19,808,564)
P-Class	(3,906,623)	(9,878,311)
Institutional Class	(11,071,252)*	—
Net increase (decrease) from capital share transactions	34,162,088	(15,276,279)
Net decrease in net assets	(91,417,122)	(84,188,361)

Net assets:
Beginning of period	381,191,215	465,379,576
End of period	$289,774,093	$381,191,215

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
SMID CAP VALUE FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)		Year Ended September 30, 2019

Capital share activity:
Shares sold
A-Class	199,006		789,707
C-Class	22,961		80,433
P-Class	15,637		161,350
Institutional Class	2,491,857	*	—
Shares issued from reinvestment of distributions
A-Class	433,009		1,599,037
C-Class	63,136		396,955
P-Class	18,546		91,564
Institutional Class	—	*	—
Issuance of shares due to merger[a]	6,532,159		—
Shares redeemed
A-Class	(1,835,516)		(2,226,793)
C-Class	(422,683)		(987,491)
P-Class	(132,274)		(337,998)
Institutional Class	(1,403,029	)*	—
Net increase (decrease) in shares	5,982,809		(433,236)

*	Since commencement of operations, as of the close of business January 3, 2020.
[a]	Fund merger — See Note 8.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$30.52	$36.20	$35.37	$30.27	$30.86	$37.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.22	.06	.03	.30	.06
Net gain (loss) on investments (realized and unrealized)	(7.99)	(1.89)	3.37	6.09	3.95	(2.24)
Total from investment operations	(7.62)	(1.67)	3.43	6.12	4.25	(2.18)
Less distributions from:
Net investment income	(.30)	(.03)	—	(.37)	—	—
Net realized gains	(1.04)	(3.98)	(2.60)	(.65)	(4.84)	(4.69)
Total distributions	(1.34)	(4.01)	(2.60)	(1.02)	(4.84)	(4.69)
Net asset value, end of period	$21.56	$30.52	$36.20	$35.37	$30.27	$30.86

Total Return[c]	(26.34%)	(2.51%)	10.05%	20.62%	15.51%	(6.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$211,338	$335,806	$392,495	$396,408	$407,883	$476,792
Ratios to average net assets:
Net investment income (loss)	2.08%	0.72%	0.17%	0.11%	1.04%	0.18%
Total expenses[d]	1.26%	1.23%	1.26%	1.27%	1.49%	1.42%
Net expenses[e,f,g]	1.25%	1.23%	1.26%	1.27%	1.49%	1.42%
Portfolio turnover rate	19%	45%	54%	55%	52%	84%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$20.48	$26.05	$26.33	$22.78	$24.54	$31.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	(.02)	(.17)	(.17)	.06	(.15)
Net gain (loss) on investments (realized and unrealized)	(5.27)	(1.57)	2.49	4.55	3.02	(1.76)
Total from investment operations	(5.11)	(1.59)	2.32	4.38	3.08	(1.91)
Less distributions from:
Net investment income	(.06)	—	—	(.18)	—	—
Net realized gains	(1.04)	(3.98)	(2.60)	(.65)	(4.84)	(4.69)
Total distributions	(1.10)	(3.98)	(2.60)	(.83)	(4.84)	(4.69)
Net asset value, end of period	$14.27	$20.48	$26.05	$26.33	$22.78	$24.54

Total Return[c]	(26.63%)	(3.35%)	9.22%	19.63%	14.64%	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,950	$31,221	$52,996	$87,508	$98,176	$126,047
Ratios to average net assets:
Net investment income (loss)	1.21%	(0.11%)	(0.65%)	(0.68%)	0.27%	(0.53%)
Total expenses[d]	2.18%	2.07%	2.03%	2.07%	2.27%	2.12%
Net expenses[e,f,g]	2.09%	2.06%	2.03%	2.06%	2.27%	2.12%
Portfolio turnover rate	19%	45%	54%	55%	52%	84%

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$30.25	$35.94	$35.15	$30.18	$30.77	$33.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.19	.05	.01	.14	.10
Net gain (loss) on investments (realized and unrealized)	(7.92)	(1.88)	3.34	6.08	4.11	(3.24)
Total from investment operations	(7.57)	(1.69)	3.39	6.09	4.25	(3.14)
Less distributions from:
Net investment income	(.24)	(.02)	—	(.47)	—	—
Net realized gains	(1.04)	(3.98)	(2.60)	(.65)	(4.84)	—
Total distributions	(1.28)	(4.00)	(2.60)	(1.12)	(4.84)	—
Net asset value, end of period	$21.40	$30.25	$35.94	$35.15	$30.18	$30.77

Total Return	(26.34%)	(2.61%)	10.03%	20.57%	15.61%	(9.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,921	$14,165	$19,889	$22,203	$3,423	$57
Ratios to average net assets:
Net investment income (loss)	2.00%	0.63%	0.13%	0.02%	0.48%	0.71%
Total expenses[d]	1.35%	1.35%	1.35%	1.25%	1.32%	1.32%
Net expenses[e,f,g]	1.31%	1.32%	1.28%	1.23%	1.32%	1.32%
Portfolio turnover rate	19%	45%	54%	55%	52%	84%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a,i]
Per Share Data
Net asset value, beginning of period	$10.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.09
Net gain (loss) on investments (realized and unrealized)	(3.26)
Total from investment operations	(3.17)
Net asset value, end of period	7.03

Total Return	(31.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,565
Ratios to average net assets:
Net investment income (loss)	3.46%
Total expenses[d]	1.11%
Net expenses[e,f,g]	1.04%
Portfolio turnover rate	19%

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
SMID CAP VALUE FUND

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	1.25%	1.23%	1.26%	1.25%
C-Class	2.09%	2.06%	2.03%	2.04%
P-Class	1.31%	1.32%	1.28%	1.21%
Institutional Class	1.04%[i]	N/A	N/A	N/A

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented would be as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.00%	0.00%	0.01%	0.00%*
C-Class	0.00%*	0.01%	0.01%	0.00%*
P-Class	0.00%*	0.04%	0.04%	0.00%*
Institutional Class	0.00%[i]	N/A	N/A	N/A

*	Less than 0.01%
[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Since commencement of operations, as of the close of business January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the SMid Cap Value Fund (the “Fund”), a diversified investment company. At March 31, 2020, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Fund.

Security Investors, LLC, which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2020, if any, are disclosed in the Statement of Operations.

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.30%[1]	01/03/20	02/01/21
C-Class	2.05%[1]	01/03/20	02/01/21
P-Class	1.30%[1]	01/03/20	02/01/21
Institutional Class	1.05%	01/03/20	02/01/21

[1]	Prior to January 3, 2020, the expense limit for A-Class, C-Class and P-Class shares of the Fund was 1.42%, 2.12% and 1.32%, respectively.

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	2020	2021	2022	2023	Fund Total
A-Class	$—	$—	$—	$16,342	$16,342
C-Class	—	—	1,365	11,706	13,071
P-Class	—	1,167	5,793	2,228	9,188
Institutional Class	—	—	—	10,711	10,711

During the period ended March 31, 2020, GI recouped $702 from the Fund.

For the period ended March 31, 2020, GFD retained sales charges of $87,029 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services,

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$367,624,770	$19,531,841	$(96,823,129)	$(77,291,288)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$70,252,158	$104,018,362

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2020.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Other Liabilities

The Fund wrote put options contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. These transactions have not settled and the securities have not been delivered to the Fund as of March 31, 2020.

The Fund recorded a liability equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of the liability recorded by the Fund as of March 31, 2020, was $489,534 and is included in payable for miscellaneous in the Statement of Assets and Liabilities. On May 15, 2020 after the period end, the Fund revised the amount of the liability to $0 after it was determined the Fund has no future obligation related to this matter.

Note 8 – Merger

Effective on the close of business January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund (the “Acquired Fund”) reorganized with and into newly formed Institutional Class shares of the Fund (the “Acquiring Fund”). The purpose of the reorganization was to combine two funds managed by GI with comparable investment objectives and strategies. The reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value.

In the merger, shareholders of the Acquired Fund received newly issued shares of the Acquiring Fund’s Institutional Class shares, having a NAV equal to the NAV of their holdings of the Acquired Fund’s shares as determined at the close of business on January 3, 2020, which was $10.20. Accordingly, shareholders received the same number of shares of the newly created Institutional Class of the Acquiring Fund with an equivalent value to shares of the Acquired Fund held immediately prior to the merger. As such, no share ratio conversions were required to effect this merger. Relevant details pertaining to the merger as of January 3, 2020 are as follows:

	Acquired Fund Shares prior to reorganization	Institutional Class Shares issued by Acquiring Fund	Net Assets
Acquiring Fund			$381,345,573
Acquired Fund	6,532,159	6,532,159	66,601,569
			$447,947,142

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Fund as of the date of the merger, is as follows:

Cost of investments	$61,009,544
Fair value of investments	$66,604,886
Net unrealized appreciation (depreciation) on investments	$5,595,342

Cost and Expenses

The Investment Adviser agreed to cover all costs and expenses associated with the merger (“merger fees”). No merger fees were borne by the Acquired Fund or the Acquiring Fund.

Pro Forma Results of Operations

Assuming the acquisition had been completed on October 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the period ended March 31, 2020, would be as follows:

SMid Cap Value Fund
Net investment income (loss)	$5,099,476
Net realized and unrealized gains (loss)	$(110,725,382)
Change in net assets resulting from operations	$(105,625,906)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Guggenheim SMid Cap Value Institutional Fund that have been included in the Fund’s Statement of Operations since January 3, 2020.

Note 9 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Funds, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 10 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Fiduciary/Claymore Energy Infrastructures Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust, Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

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governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Capital Stewardship Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	CSF-SEMI-0320x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
CAPITAL STEWARDSHIP FUND	7
NOTES TO FINANCIAL STATEMENTS	14
OTHER INFORMATION	18
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	19
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	24

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The six-month period ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this shareholder report, these events have affected performance for the Capital Stewardship Fund (the “Fund”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the six months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the six months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Capital Stewardship Fund	1.05%	(12.24%)	$1,000.00	$ 877.60	$ 4.93

Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund	1.05%	5.00%	$1,000.00	$ 1,019.75	$ 5.30

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	4.9%
Amazon.com, Inc.	4.4%
Apple, Inc.	3.7%
Verizon Communications, Inc.	2.5%
Home Depot, Inc.	2.4%
Johnson & Johnson	2.3%
Gilead Sciences, Inc.	2.3%
Amgen, Inc.	2.2%
Alphabet, Inc. — Class A	2.2%
Visa, Inc. — Class A	1.7%
Top Ten Total	28.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	Since Inception (09/26/14)
Capital Stewardship Fund	(12.24%)	(6.23%)	5.35%	5.38%
S&P 500 Index	(12.31%)	(6.98%)	6.73%	7.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
CAPITAL STEWARDSHIP FUND

	Shares	Value
COMMON STOCKS† - 102.1%

Consumer, Non-cyclical - 27.3%
Johnson & Johnson	29,891	$3,919,607
Gilead Sciences, Inc.	51,791	3,871,895
Amgen, Inc.	18,799	3,811,121
Pfizer, Inc.	84,378	2,754,098
AbbVie, Inc.	33,201	2,529,584
Abbott Laboratories	26,427	2,085,355
Eli Lilly & Co.	14,924	2,070,257
Kimberly-Clark Corp.	13,866	1,773,045
Zoetis, Inc.	14,424	1,697,561
Becton Dickinson and Co.	7,010	1,610,688
Baxter International, Inc.	18,773	1,524,180
Merck & Company, Inc.	19,402	1,492,790
Illumina, Inc.*	5,300	1,447,536
Procter & Gamble Co.	12,570	1,382,700
General Mills, Inc.	23,396	1,234,607
S&P Global, Inc.	4,538	1,112,037
Stryker Corp.	6,668	1,110,155
Thermo Fisher Scientific, Inc.	3,144	891,638
McCormick & Company, Inc.	6,313	891,459
Quest Diagnostics, Inc.	9,619	772,406
Regeneron Pharmaceuticals, Inc.*	1,568	765,639
IQVIA Holdings, Inc.*	7,017	756,854
Vertex Pharmaceuticals, Inc.*	3,077	732,172
Boston Scientific Corp.*	21,701	708,104
Molson Coors Beverage Co. — Class B	16,534	644,991
Cigna Corp.	3,396	601,703
Kellogg Co.	9,685	581,003
Biogen, Inc.*	1,745	552,083
Moody’s Corp.	2,577	545,035
Bristol-Myers Squibb Co.	9,288	517,713
Edwards Lifesciences Corp.*	2,424	457,215
Humana, Inc.	1,305	409,796
Coca-Cola Co.	9,015	398,914
JM Smucker Co.	2,875	319,125
Colgate-Palmolive Co.	3,349	222,240
Sysco Corp.	4,403	200,909
PepsiCo, Inc.	1,231	147,843
Total Consumer, Non-cyclical		46,544,058

Communications - 18.5%
Amazon.com, Inc.*	3,874	7,553,215
Verizon Communications, Inc.	80,611	4,331,229
Alphabet, Inc. — Class A*	3,180	3,695,001
AT&T, Inc.	92,459	2,695,180
Comcast Corp. — Class A	70,126	2,410,932
Facebook, Inc. — Class A*	14,117	2,354,716
Cisco Systems, Inc.	53,311	2,095,655
eBay, Inc.	45,718	1,374,283
Juniper Networks, Inc.	53,978	1,033,139
Omnicom Group, Inc.	14,533	797,862
Booking Holdings, Inc.*	593	797,775
Motorola Solutions, Inc.	5,342	710,058
CDW Corp.	6,226	580,699
Charter Communications, Inc. — Class A*	1,098	479,068
Discovery, Inc. — Class A*	15,376	298,910
T-Mobile US, Inc.*	2,883	241,884
Total Communications		31,449,606

Technology - 18.4%
Microsoft Corp.	52,578	8,292,076
Apple, Inc.	24,841	6,316,818
Accenture plc — Class A	13,153	2,147,359
salesforce.com, Inc.*	14,478	2,084,542
Texas Instruments, Inc.	18,222	1,820,924
Oracle Corp.	35,443	1,712,960
Intel Corp.	30,816	1,667,762
Micron Technology, Inc.*	24,284	1,021,385
Intuit, Inc.	4,233	973,590
Lam Research Corp.	3,685	884,400
Applied Materials, Inc.	18,565	850,648
NVIDIA Corp.	2,981	785,792
Cerner Corp.	10,412	655,852
Adobe, Inc.*	1,940	617,386
QUALCOMM, Inc.	7,358	497,769
NetApp, Inc.	10,840	451,919
Broadridge Financial Solutions, Inc.	3,795	359,880
HubSpot, Inc.*	2,261	301,143
Total Technology		31,442,205

Industrial - 11.9%
Honeywell International, Inc.	18,379	2,458,926
Union Pacific Corp.	15,306	2,158,758
United Parcel Service, Inc. — Class B	19,984	1,866,905
Caterpillar, Inc.	14,231	1,651,365
3M Co.	11,075	1,511,848
FedEx Corp.	12,019	1,457,424
CH Robinson Worldwide, Inc.	18,613	1,232,181
CSX Corp.	19,008	1,089,158
Gentex Corp.	39,774	881,392
Ingersoll Rand, Inc.*	33,144	821,971
Deere & Co.	5,854	808,789
Waste Management, Inc.	8,561	792,406
Republic Services, Inc. — Class A	9,336	700,760
Landstar System, Inc.	7,100	680,606
Illinois Tool Works, Inc.	4,558	647,783
Waters Corp.*	2,509	456,764
Amphenol Corp. — Class A	5,359	390,564
Owens Corning	8,132	315,603
United Technologies Corp.	3,223	304,026
Total Industrial		20,227,229

Financial - 10.4%
Visa, Inc. — Class A	17,885	2,881,631
Mastercard, Inc. — Class A	9,916	2,395,309
American Express Co.	13,772	1,179,021
Equinix, Inc. REIT	1,742	1,088,001
Chubb Ltd.	8,802	983,095
Intercontinental Exchange, Inc.	11,585	935,489
Extra Space Storage, Inc. REIT	9,232	884,056
Marsh & McLennan Companies, Inc.	9,671	836,155
Allstate Corp.	9,074	832,358

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
CAPITAL STEWARDSHIP FUND

	Shares	Value
JPMorgan Chase & Co.	8,883	$799,736
Travelers Companies, Inc.	7,464	741,548
Citigroup, Inc.	16,805	707,827
Sun Communities, Inc. REIT	5,187	647,597
Wells Fargo & Co.	14,532	417,068
Aflac, Inc.	10,932	374,312
CME Group, Inc. — Class A	2,052	354,811
Iron Mountain, Inc. REIT	13,335	317,373
Credit Acceptance Corp.*	1,233	315,266
Capital One Financial Corp.	5,563	280,487
Bank of America Corp.	10,447	221,790
Crown Castle International Corp. REIT	1,436	207,359
Morgan Stanley	4,498	152,932
Ventas, Inc. REIT	4,103	109,960
Total Financial		17,663,181

Consumer, Cyclical - 9.7%
Home Depot, Inc.	22,192	4,143,468
Cummins, Inc.	10,468	1,416,530
Whirlpool Corp.	10,626	911,711
Southwest Airlines Co.	25,091	893,491
General Motors Co.	42,457	882,256
Pool Corp.	4,357	857,327
NIKE, Inc. — Class B	10,348	856,194
Lowe’s Companies, Inc.	9,042	778,064
Delta Air Lines, Inc.	24,536	700,012
Starbucks Corp.	10,518	691,454
VF Corp.	12,564	679,461
Vail Resorts, Inc.	3,979	587,738
Best Buy Company, Inc.	9,368	533,976
Hilton Worldwide Holdings, Inc.	6,557	447,450
Walgreens Boots Alliance, Inc.	9,200	420,900
PulteGroup, Inc.	17,884	399,171
Darden Restaurants, Inc.	7,257	395,216
Lululemon Athletica, Inc.*	1,566	296,835
WW Grainger, Inc.	1,086	269,871
Marriott International, Inc. — Class A	3,302	247,022
KAR Auction Services, Inc.	11,284	135,408
Total Consumer, Cyclical		16,543,555

Utilities - 3.8%
NextEra Energy, Inc.	9,449	2,273,618
Exelon Corp.	38,168	1,404,964
Duke Energy Corp.	9,284	750,890
DTE Energy Co.	7,560	717,973
Entergy Corp.	7,376	693,123
CMS Energy Corp.	3,908	229,595
Consolidated Edison, Inc.	2,894	225,732
WEC Energy Group, Inc.	2,052	180,843
Total Utilities		6,476,738

Energy - 2.1%
Chevron Corp.	18,914	1,370,508
Valero Energy Corp.	19,081	865,514
ConocoPhillips	22,874	704,519
EOG Resources, Inc.	16,728	600,870
Total Energy		3,541,411

Total Common Stocks
(Cost $194,389,286)		173,887,983

EXCHANGE-TRADED FUNDS† - 0.8%
SPDR S&P 500 ETF Trust	5,250	1,353,187
Total Exchange-Traded Funds
(Cost $1,473,335)		1,353,187

MONEY MARKET FUND† - 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[1]	790,256	790,256
Total Money Market Fund
(Cost $790,256)		790,256

Total Investments - 103.4%
(Cost $196,652,877)		$176,031,426
Other Assets & Liabilities, net - (3.4)%		(5,832,431)
Total Net Assets - 100.0%		$170,198,995

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2020.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$173,887,983	$—	$—	$173,887,983
Exchange-Traded Funds	1,353,187	—	—	1,353,187
Money Market Fund	790,256	—	—	790,256
Total Assets	$176,031,426	$—	$—	$176,031,426

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments, at value (cost $196,652,877)	$176,031,426
Cash	2,094
Prepaid expenses	2,868
Receivables:
Dividends	158,452
Interest	557
Total assets	176,195,397

Liabilities:
Payable for:
Fund shares redeemed	5,828,839
Management fees	131,646
Fund accounting/administration fees	8,581
Transfer agent/maintenance fees	2,403
Trustees’ fees*	812
Miscellaneous	24,121
Total liabilities	5,996,402
Net assets	$170,198,995

Net assets consist of:
Paid in capital	$181,889,775
Total distributable earnings (loss)	(11,690,780)
Net assets	$170,198,995
Capital shares outstanding	7,071,091
Net asset value per share	$24.07

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends	$2,300,723
Interest	5,421
Total investment income	2,306,144

Expenses:
Management fees	953,145
Transfer agent/maintenance fees	12,750
Fund accounting/administration fees	81,604
Professional fees	31,443
Trustees’ fees*	10,789
Custodian fees	5,554
Miscellaneous	15,468
Total expenses	1,110,753
Less:
Earnings credits applied	(846)
Net expenses	1,109,907
Net investment income	1,196,237

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,872,069
Net realized gain	10,872,069
Net change in unrealized appreciation (depreciation) on:
Investments	(36,304,823)
Net change in unrealized appreciation (depreciation)	(36,304,823)
Net realized and unrealized loss	(25,432,754)
Net decrease in net assets resulting from operations	$(24,236,517)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,196,237	$2,510,114
Net realized gain on investments	10,872,069	8,372,757
Net change in unrealized appreciation (depreciation) on investments	(36,304,823)	(4,485,796)
Net increase (decrease) in net assets resulting from operations	(24,236,517)	6,397,075

Distributions to shareholders	(6,304,168)	(23,268,533)

Capital share transactions:
Proceeds from sale of shares	2,752,716	45,892,534
Distributions reinvested	6,304,168	23,250,378
Cost of shares redeemed	(18,370,061)	(62,805,517)
Net increase (decrease) from capital share transactions	(9,313,177)	6,337,395
Net decrease in net assets	(39,853,862)	(10,534,063)

Net assets:
Beginning of period	210,052,857	220,586,920
End of period	$170,198,995	$210,052,857

Capital share activity:
Shares sold	93,917	1,544,723
Shares issued from reinvestment of distributions	210,847	1,003,473
Shares redeemed	(673,930)	(2,170,634)
Net increase (decrease) in shares	(369,166)	377,562

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$28.23	$31.23	$29.11	$26.55	$23.69	$24.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.33	.28	.34	.35	.31
Net gain (loss) on investments (realized and unrealized)	(3.46)	.05	4.34	3.51	3.22	(1.33)
Total from investment operations	(3.30)	.38	4.62	3.85	3.57	(1.02)
Less distributions from:
Net investment income	(.39)	(.32)	(.34)	(.37)	(.32)	(.08)
Net realized gains	(.47)	(3.06)	(2.16)	(.92)	(.39)	—
Total distributions	(.86)	(3.38)	(2.50)	(1.29)	(.71)	(.08)
Net asset value, end of period	$24.07	$28.23	$31.23	$29.11	$26.55	$23.69

Total Return	(12.24%)	3.56%	16.50%	15.01%	15.30%	(4.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170,199	$210,053	$220,587	$216,008	$208,867	$189,668
Ratios to average net assets:
Net investment income (loss)	1.13%	1.23%	0.93%	1.23%	1.38%	1.22%
Total expenses[c]	1.05%	1.05%	1.05%	1.03%	1.07%	1.15%
Portfolio turnover rate	85%	131%	164%	156%	209%	221%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Capital Stewardship Fund (the “Fund”), a diversified investment company. At March 31, 2020, Institutional Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the subadviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2020, are disclosed in the Statement of Operations.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$198,735,341	$6,970,533	$(29,674,448)	$(22,703,915)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$176,202,890	$187,467,672

Note 6 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western

Asset Inflation-Linked

Opportunities & Income

Fund (2004-April 2020);

Western Asset Inflation-

Linked Income Fund

(2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western

Asset Inflation-Linked

Opportunities & Income

Fund (2004-April 2020);

Western Asset Inflation-

Linked Income Fund

(2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Macro Opportunities Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	MO-SEMI-0320x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	70
OTHER INFORMATION	98
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	99
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	107

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The six-month period ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this semi-annual shareholder report, these events have affected performance for the Macro Opportunities Fund (the “Fund”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the six months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the six months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.39%	(5.86%)	$ 1,000.00	$ 941.40	$ 6.75
C-Class	2.14%	(6.18%)	1,000.00	938.20	10.37
P-Class	1.39%	(5.82%)	1,000.00	941.80	6.75
Institutional Class	0.98%	(5.62%)	1,000.00	943.80	4.76
R6-Class	0.97%	(5.66%)	1,000.00	943.40	4.71

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.39%	5.00%	$ 1,000.00	$ 1,018.05	$ 7.01
C-Class	2.14%	5.00%	1,000.00	1,014.30	10.78
P-Class	1.39%	5.00%	1,000.00	1,018.05	7.01
Institutional Class	0.98%	5.00%	1,000.00	1,020.10	4.95
R6-Class	0.97%	5.00%	1,000.00	1,020.15	4.90

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 1.33%, 2.08%, 1.33%, 0.92% and 0.91% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
iShares iBoxx High Yield Corporate Bond ETF	2.7%
Guggenheim Strategy Fund II	2.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.2%
Guggenheim Limited Duration Fund — R6-Class	1.5%
Guggenheim Strategy Fund III	1.4%
Shackleton CLO Ltd., 2.75%	1.4%
Barclays Bank plc, 1.67%	1.1%
TSGE, 6.25%	1.0%
LSTAR Securities Investment Limited, 3.08%	1.0%
KDAC Aviation Finance Ltd., 4.21%	0.9%
Top Ten Total	15.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2020

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	6.5%
AA	5.5%
A	12.8%
BBB	16.1%
BB	3.0%
B	2.7%
CCC	3.9%
CC	5.7%
C	0.4%
D	0.1%
NR2	12.5%
Other Instruments	30.8%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	(5.86%)	(4.86%)	1.41%	3.81%
A-Class Shares with sales charge‡	(9.64%)	(8.66%)	0.42%	3.20%
C-Class Shares	(6.18%)	(5.57%)	0.66%	3.05%
C-Class Shares with CDSC§	(7.11%)	(6.50%)	0.66%	3.05%
Institutional Class Shares	(5.62%)	(4.46%)	1.80%	4.19%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.04%	2.25%	1.19%	0.74%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(5.82%)	(4.85%)	1.54%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.04%	2.25%	1.21%

	6 Month†	1 Year	Since Inception (03/13/19)
R6-Class Shares	(5.66%)	(4.49%)	(4.24%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.04%	2.25%	2.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Shares	Value
COMMON STOCKS† - 0.3%

Utilities - 0.2%
TexGen Power LLC†††	233,394	$7,235,214

Energy - 0.1%
Maverick Natural Resources, LLC†††,1	7,168	1,433,600
SandRidge Energy, Inc.*	488,408	439,127
Total Energy		1,872,727

Consumer, Non-cyclical - 0.0%
Chef Holdings, Inc.*,†††,1	9,061	800,392
ATD New Holdings, Inc.*,††	42,478	637,170
Cengage Learning Holdings II, Inc.*,††	21,660	151,620
Targus Group International Equity, Inc.*,†††,1,2	12,773	22,097
Total Consumer, Non-cyclical		1,611,279

Industrial - 0.0%
API Heat Transfer Parent LLC*,††	1,024,936	281,858
BP Holdco LLC*,†††,1,2	37,539	9,835
Vector Phoenix Holdings, LP*,†††,1	37,539	2,665
Total Industrial		294,358

Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††,1	177	184,915
Qlik Technologies, Inc. - Class B*,†††,1	43,738	—
Total Technology		184,915

Total Common Stocks
(Cost $24,332,707)		11,198,493

PREFERRED STOCKS†† - 0.0%
Financial - 0.0%
AmTrust Financial Services, Inc., 7.75%	20,784	323,191
AmTrust Financial Services, Inc., 7.25%	8,253	128,334
AmTrust Financial Services, Inc., 7.63%	3,502	53,756
Total Financial		505,281

Industrial - 0.0%
API Heat Transfer Intermediate*	218	167,030
Total Preferred Stocks
(Cost $661,567)		672,311

EXCHANGE-TRADED FUNDS† - 3.6%
iShares iBoxx High Yield Corporate Bond ETF	1,482,120	114,226,989
iShares Silver Trust*	2,854,165	37,246,853
Total Exchange-Traded Funds
(Cost $143,877,745)		151,473,842

MUTUAL FUNDS† - 8.4%
Guggenheim Strategy Fund II2	4,211,833	101,294,580
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	9,338,837	91,240,438
Guggenheim Limited Duration Fund — R6-Class[2]	2,524,430	61,444,637
Guggenheim Strategy Fund III[2]	2,507,740	60,361,307
Guggenheim Alpha Opportunity Fund — Institutional Class[2]	992,077	23,174,910

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Shares	Value
Guggenheim Risk Managed Real Estate Fund — Institutional Class[2]	573,066	$16,234,962
Total Mutual Funds
(Cost $367,667,940)		353,750,834

CLOSED-END FUNDS† - 1.1%
BlackRock Corporate High Yield Fund, Inc.	2,019,956	17,775,613
BlackRock Credit Allocation Income Trust	682,528	7,958,276
Guggenheim Strategic Opportunities Fund[2]	451,744	6,889,096
Blackstone / GSO Strategic Credit Fund	614,129	6,393,083
Ares Dynamic Credit Allocation Fund, Inc.	284,610	3,070,942
Eaton Vance Limited Duration Income Fund	200,650	2,120,870
BlackRock Debt Strategies Fund, Inc.	105,004	887,284
Total Closed-End Funds
(Cost $41,411,451)		45,095,164

MONEY MARKET FUNDS† - 18.6%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.46%[5]	748,437,600	748,437,600
Western Asset Institutional U.S. Treasury Reserves — Institutional Shares, 0.36%[5]	34,570,839	34,570,839
Total Money Market Funds
(Cost $783,008,439)		$783,008,439

	Face Amount~
ASSET-BACKED SECURITIES†† - 26.9%
Collateralized Loan Obligations - 13.4%
Shackleton CLO Ltd.
2017-8A, 2.75% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[6,7]	61,725,866	59,565,084
2018-6RA, 2.44% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/17/28[6,7]	428,571	426,134
NewStar Clarendon Fund CLO LLC
2019-1A, 3.84% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 01/25/27[6,7]	14,050,000	12,777,203
2019-1A, 3.09% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[6,7]	12,334,877	12,041,506

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2019-1A, 4.84% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[6,7]	4,500,000	$3,939,266
2015-1A, 6.14% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[6,7]	1,300,000	1,197,511
Tralee CLO III Ltd.
2017-3A, 3.27% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 10/20/27[6,7]	31,000,000	27,083,268
Diamond CLO Ltd.
2018-1A, 4.40% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30[6,7]	13,500,000	11,286,373
2018-1A, 3.60% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/22/30[6,7]	11,000,000	9,548,224
2018-1A, 5.50% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[6,7]	5,000,000	4,407,856
Halcyon Loan Advisors Funding Ltd.
2017-1A, 2.75% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 04/20/27[6,7]	15,034,272	14,821,368
2017-3A, 2.72% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[6,7]	8,667,265	8,399,758
2012-1A, 4.69% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[6,7]	644,043	542,105
Telos CLO Ltd.
2017-6A, 3.11% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[6,7]	16,864,488	16,699,660
2017-6A, 4.44% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 01/17/27[6,7]	7,500,000	6,231,985
FDF I Ltd.
2015-1A, 5.50% due 11/12/30[6]	12,000,000	11,935,434
2015-1A, 4.40% due 11/12/30[6]	10,000,000	9,299,872
Crown Point CLO III Ltd.
2017-3A, 3.28% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[6,7]	15,000,000	13,150,599
2017-3A, 2.74% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[6,7]	6,537,709	6,444,716
BXMT Ltd.
2020-FL2, 2.45% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 02/16/37[6,7]	14,000,000	12,828,644
2020-FL2, 2.75% (1 Month USD LIBOR + 1.95%, Rate Floor: 1.95%) due 02/16/37[6,7]	8,000,000	6,443,498

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Golub Capital Partners CLO Ltd.
2018-36A, 3.84% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31[6,7]	20,000,000	$13,798,618
2018-39A, 4.02% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 10/20/28[6,7]	5,000,000	4,115,570
Treman Park CLO Ltd.
2015-1A, due 10/20/28[6,8]	32,400,000	17,626,841
Midocean Credit Clo VII
2020-7A, 4.58% (3 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 07/15/29[6,7]	21,000,000	17,250,101
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.36% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[6,7]	18,000,000	16,110,724
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 3.50% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/20/29[6,7]	19,500,000	16,021,288
Palmer Square Loan Funding Ltd.
2018-4A, 2.59% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[6,7]	13,042,779	12,615,881
2018-4A, 3.59% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 11/15/26[6,7]	2,800,000	2,310,416
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[8]	19,800,000	12,254,432
Atlas Senior Loan Fund IX Ltd.
2018-9A, 3.62% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/28[6,7]	10,250,000	8,478,506
2018-9A, due 04/20/28[6,8]	9,600,000	2,027,453
OZLM XIII Ltd.
2018-13A, 3.87% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 07/30/27[6,7]	12,650,000	10,425,815
Monroe Capital CLO Ltd.
2017-1A, 3.15% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[6,7]	7,718,477	7,577,284
2017-1A, 5.40% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[6,7]	3,000,000	2,689,528
MP CLO VIII Ltd.
2018-2A, 3.70% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 10/28/27[6,7]	11,950,000	9,881,977

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
TCP Waterman CLO Ltd.
2016-1A, 3.74% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 12/15/28[6,7]	11,000,000	$9,630,400
Mountain Hawk II CLO Ltd.
2018-2A, 4.17% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/24[6,7]	8,250,000	6,928,506
2013-2A, 4.97% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[6,7]	2,750,000	2,209,431
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[6,8]	13,892,953	8,562,072
Golub Capital BDC CLO LLC
2018-1A, 3.19% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[6,7]	8,000,000	7,459,834
Marathon CLO V Ltd.
2017-5A, 3.15% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[6,7]	7,920,233	6,987,602
2013-5A, due 11/21/27[6,8]	5,500,000	352,550
Flagship CLO VIII Ltd.
2018-8A, 3.64% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[6,7]	8,025,000	6,666,606
Newstar Commercial Loan Funding LLC
2017-1A, 4.62% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[6,7]	7,500,000	6,659,051
Avery Point VI CLO Ltd.
2018-6A, 3.74% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 08/05/27[6,7]	8,000,000	6,584,582
Venture XIV CLO Ltd.
2020-14A, 3.91% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29[6,7]	8,000,000	6,569,364
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[6,8]	9,500,000	6,345,362
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[6,8]	19,435,737	6,246,568
Marathon CRE Ltd.
2018-FL1, 3.71% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[6,7]	6,000,000	5,525,231
2018-FL1, 3.31% (1 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 06/15/28[6,7]	650,000	604,804
ACIS CLO Ltd.
2014-4A, 4.31% (3 Month USD LIBOR + 2.55%, Rate Floor: 0.00%) due 05/01/26[6,7]	3,600,000	3,003,277

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2015-6A, 5.13% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[6,7]	3,250,000	$2,701,789
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[6,8]	11,700,000	5,103,306
FDF II Ltd.
2016-2A, 6.29% due 05/12/31[6]	5,250,000	4,964,503
Silvermore CLO Ltd.
2014-1A, 4.69% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/15/26[6,7]	5,500,000	4,670,665
Hull Street CLO Ltd.
2014-1A, 5.43% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/18/26[6,7]	5,785,000	4,385,113
Sudbury Mill CLO Ltd.
2017-1A, 4.29% (3 Month USD LIBOR + 2.45%, Rate Floor: 0.00%) due 01/17/26[6,7]	5,000,000	4,160,767
West CLO Ltd.
2017-1A, 2.74% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[6,7]	3,878,924	3,852,688
2013-1A, due 11/07/25[6,8]	5,300,000	75,790
WhiteHorse X Ltd.
2015-10A, 7.14% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[6,7]	4,980,000	3,514,889
Jackson Mill CLO Ltd.
2018-1A, 3.68% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[6,7]	4,150,000	3,429,482
Seneca Park CLO Limited
2017-1A, 2.96% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[6,7]	3,406,422	3,392,094
Madison Park Funding XVI Ltd.
2016-16A, 4.47% (3 Month USD LIBOR + 2.65%, Rate Floor: 0.00%) due 04/20/26[6,7]	4,000,000	3,317,252
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[6,8]	6,400,000	2,188,909
2013-3X SUB, due 10/15/30[8]	4,938,326	889,072
BNPP IP CLO Ltd.
2014-2A, 7.02% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[6,7]	5,500,000	2,864,786
Adams Mill CLO Ltd.
2014-1A, 6.83% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[6,7]	4,000,000	2,780,533
Mountain Hawk III CLO Ltd.
2014-3A, 4.62% (3 Month USD LIBOR + 2.80%, Rate Floor: 0.00%) due 04/18/25[6,7]	3,000,000	2,500,197

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Denali Capital CLO XI Ltd.
2018-1A, 3.97% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28[6,7]	2,500,000	$2,060,631
2018-1A, 2.52% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/20/28[6,7]	200,000	195,936
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[6,8]	13,790,000	2,128,555
KVK CLO Ltd.
2013-1A, due 01/14/28[6,8]	11,900,000	1,942,842
Octagon Investment Partners XIX Ltd.
2017-1A, 2.93% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[6,7]	1,915,124	1,913,720
Voya CLO Ltd.
2013-1A, due 10/15/30[6,8]	28,970,307	1,868,759
AMMC CLO XI Ltd.
2012-11A, due 04/30/31[6,8]	5,650,000	1,749,867
Columbia Cent CLO Ltd.
2018-27A, 2.49% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 10/25/28[6,7]	874,999	869,892
Copper River CLO Ltd.
2007-1A, due 01/20/21[8,9]	8,150,000	833,525
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[6,8]	7,895,000	656,011
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[6,8]	1,500,000	590,664
Garrison BSL CLO Ltd.
2018-1A, 2.54% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/17/28[6,7]	571,429	548,837
Babson CLO Ltd.
2014-IA, due 07/20/25[6,8]	11,900,000	411,740
Dryden Senior Loan Fund
due 01/15/31[8]	1,897,598	324,345
TICP CLO III-2 Ltd.
2018-3R, 2.66% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[6,7]	250,000	244,074
Total Collateralized Loan Obligations		563,720,971

Transport-Aircraft - 5.9%
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	24,018,439	17,746,288
2018-1, 4.13% due 06/15/43[6]	23,277,774	16,916,391
2016-1, 4.45% due 08/15/41	13,837,061	11,408,172
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[6]	51,150,259	39,182,725
Raspro Trust
2005-1A, 2.89% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[6,7]	39,126,811	36,719,338
AASET US Ltd.
2018-2A, 5.43% due 11/18/38[6]	18,590,229	13,768,387

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2018-2A, 4.45% due 11/18/38[6]	16,661,054	$13,229,382
AASET Trust
2017-1A, 3.97% due 05/16/42[6]	28,366,734	22,287,343
2020-1A, 4.34% due 01/16/40[6]	6,611,667	4,375,183
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	24,882,692	19,748,970
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[6]	25,617,094	19,304,540
AIM Aviation Finance Ltd.
2015-1A, 5.07% due 02/15/40[6]	8,976,880	7,319,005
Apollo Aviation Securitization Equity Trust
2017-1A, 5.93% due 05/16/42[6]	6,744,500	4,987,145
2018-1A, 5.44% due 01/16/38[6]	1,022,409	808,838
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[6]	9,750,000	5,693,439
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[6]	6,693,763	5,031,896
Stripes Aircraft Ltd.
2013-1 A1, 4.27% due 03/20/23†††	4,426,354	4,373,798
Falcon Aerospace Limited
2017-1, 6.30% due 02/15/42[6]	5,767,687	4,105,855
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[9]	1,972,901	1,736,153
2013-1A, 6.38% due 12/13/48[9]	1,467,369	1,310,912
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,9,13	2,097,481	20,975
Total Transport-Aircraft		250,074,735

Financial - 4.9%
Station Place Securitization Trust
2019-6, 1.53% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,6,7	38,000,000	38,000,000
2019-5, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,1,6,7	18,550,000	18,550,000
2019-2, 1.48% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21†††,1,6,7	10,200,000	10,200,000
2019-9, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20†††,1,6,7	7,700,000	7,700,000
Barclays Bank plc
GMTN, 1.67% (1 Month USD LIBOR + 0.68%) due 07/31/20†††,1,6,7	47,550,000	47,550,000

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Madison Avenue Secured Funding Trust
2019-1, 2.23% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,1,6,7	33,300,000	$33,300,000
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR 21,000,000	22,236,111
Nassau LLC
2019-1, 3.98% due 08/15/34[6]	19,584,634	18,401,581
Station Place Securitization Trust Series
2019-WL1, 1.95% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 08/25/52†††,1,6,7	5,000,000	5,000,000
2019-WL1, 1.75% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 08/25/52†††,1,6,7	3,333,333	3,333,333
Total Financial		204,271,025

Whole Business - 1.1%
TSGE
2017-1, 6.25% due 09/25/31†††,1	42,550,000	43,891,996
Drug Royalty III Limited Partnership 1
2017-1A, 4.33% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/27[6,7]	1,471,297	1,460,584
Total Whole Business		45,352,580

Diversified Payment Rights - 0.4%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1	15,300,000	15,821,067

Insurance - 0.4%
LTCG Securitization Issuer LLC
2018-A, 4.59% due 06/15/48[6]	15,470,326	15,722,940

Collateralized Debt Obligations - 0.4%
Anchorage Credit Funding 4 Ltd.
2016-4A, 4.50% due 02/15/35[6]	9,200,000	8,707,001
Putnam Structured Product Funding Ltd.
2003-1A, 2.68% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[6,7]	4,292,158	4,242,329
Banco Bradesco SA
2014-1, 5.44% due 03/12/26†††	2,039,484	2,038,724
Total Collateralized Debt Obligations		14,988,054

Net Lease - 0.2%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[6]	10,550,000	9,255,937

Transport-Container - 0.1%
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[6]	6,475,000	6,308,676

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Infrastructure - 0.1%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48[9]	6,791,224	$5,612,721
Total Asset-Backed Securities
(Cost $1,331,421,486)		1,131,128,706

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 18.6%
Residential Mortgage Backed Securities - 16.4%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T5, 2.60% due 10/15/51[6]	10,028,000	9,802,896
2019-T5, 2.85% due 10/15/51[6]	9,655,000	9,438,827
2019-T5, 2.55% due 10/15/51[6]	9,261,000	9,052,998
2019-T4, 2.46% due 10/15/51[6]	6,703,000	6,494,954
2019-T4, 2.51% due 10/15/51[6]	4,595,000	4,445,262
2019-T3, 2.66% due 09/15/52[6]	4,200,000	4,008,015
2019-T3, 2.71% due 09/15/52[6]	3,000,000	2,862,971
2019-T4, 2.80% due 10/15/51[9]	1,500,000	1,453,621
LSTAR Securities Investment Limited
2019-5, 3.08% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/01/24[6,7]	41,144,730	40,546,691
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36[7]	27,023,850	13,824,818
2006-WMC3, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	12,093,672	8,348,031
2006-HE3, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 11/25/36[7]	7,831,241	6,497,374
2006-WMC4, 1.07% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[7]	9,301,847	4,726,217
2006-WMC4, 1.03% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 12/25/36[7]	3,933,147	1,980,140
Lehman XS Trust Series
2006-16N, 1.16% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[7]	20,008,894	15,958,962
2006-18N, 1.13% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 12/25/36[7]	17,743,450	14,844,188
2006-10N, 1.16% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 07/25/46[7]	4,622,645	3,990,259
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[6,10]	26,278,693	25,230,541
2019-GS5, 3.20% due 05/25/59[6]	9,195,854	9,153,530

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
RALI Series Trust
2006-QO6, 1.13% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[7]	35,879,495	$10,226,614
2007-QO2, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[7]	17,455,345	7,716,100
2006-QO8, 1.15% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 10/25/46[7]	7,970,864	6,807,111
2006-QO6, 1.18% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 06/25/46[7]	9,335,355	2,743,314
2006-QO6, 1.21% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 06/25/46[7]	5,889,814	1,762,032
2006-QO2, 1.22% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[7]	6,964,555	1,706,444
2006-QO2, 1.29% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 02/25/46[7]	3,726,628	956,624
2006-QO2, 1.17% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[7]	249,797	59,121
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 1.58% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[7]	34,260,034	31,128,753
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[6,7]	30,182,485	30,762,900
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 1.31% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37[7]	28,976,350	12,865,071
2007-HE2, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	22,079,723	9,400,630
2007-HE4, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[7]	8,782,037	6,105,734
2007-HE4, 1.20% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[7]	2,751,643	1,740,753
GSAA Home Equity Trust
2006-12, 1.25% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.15%) due 08/25/36[7]	22,896,930	12,014,532

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-3, 1.25% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 03/25/36[7]	15,495,298	$9,711,813
2006-9, 1.19% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 06/25/36[7]	9,814,216	4,136,628
2007-7, 1.22% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 07/25/37[7]	1,482,929	1,345,469
Long Beach Mortgage Loan Trust
2006-6, 1.20% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/36[7]	16,571,037	7,066,710
2006-8, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 09/25/36[7]	19,399,904	6,080,655
2006-4, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/36[7]	12,064,634	4,583,690
2006-1, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 02/25/36[7]	4,761,444	3,799,909
2006-6, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 07/25/36[7]	5,160,020	2,121,832
2006-8, 1.04% (1 Month USD LIBOR + 0.09%, Rate Floor: 0.09%) due 09/25/36[7]	5,257,009	1,604,373
2006-6, 1.05% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 07/25/36[7]	2,987,026	1,205,412
American Home Mortgage Assets Trust
2006-6, 1.16% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[7]	13,234,202	9,270,860
2006-1, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/46[7]	11,977,925	9,064,296
2006-3, 2.91% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46[7]	7,223,479	5,182,431
Ocwen Master Advance Receivables Trust
2019-T2, 2.42% due 08/15/51[6]	20,000,000	19,699,848
2019-T2, 3.04% due 08/15/51[6]	3,200,000	3,151,830
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 1.17% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36[7]	24,258,743	11,364,471

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2007-HE6, 1.20% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 05/25/37[7]	8,803,742	$7,274,724
2006-HE6, 1.05% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 09/25/36[7]	5,060,585	2,035,296
2007-HE4, 1.18% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 02/25/37[7]	4,345,848	1,602,637
Ameriquest Mortgage Securities Trust
2006-M3, 1.12% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36[7]	24,987,238	15,114,090
2006-M3, 1.05% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[7]	15,636,364	6,111,936
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 1.17% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[7]	25,518,226	10,621,755
2006-2, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[7]	19,467,212	7,985,038
ACE Securities Corporation Home Equity Loan Trust Series
2007-HE1, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/37[7]	18,023,357	10,526,841
2007-ASP1, 1.33% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 03/25/37[7]	13,111,196	6,958,080
NRPL Trust
2019-3A, 3.00% due 07/25/59[6]	14,987,835	15,064,384
IXIS Real Estate Capital Trust
2007-HE1, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37[7]	26,368,839	7,441,302
2007-HE1, 1.18% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[7]	18,681,952	5,382,210
Fannie Mae Connecticut Avenue Securities
2016-C02, 6.95% (1 Month USD LIBOR + 6.00%, Rate Floor: 0.00%) due 09/25/28[7]	12,949,995	12,636,404
Impac Secured Assets Trust
2006-3, 1.15% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 11/25/36[7]	14,222,548	12,591,177

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
GSAMP Trust
2007-NC1, 1.08% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[7]	23,614,191	$12,437,224
Nationstar Home Equity Loan Trust
2007-C, 1.12% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/37[7]	13,597,649	12,290,779
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 1.20% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37[7]	14,857,414	11,941,624
Master Asset Backed Securities Trust
2006-WMC3, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[7]	12,253,520	4,795,946
2006-HE3, 1.05% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 08/25/36[7]	10,691,483	3,733,043
2006-HE3, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	8,988,984	3,200,122
Home Equity Loan Trust
2007-FRE1, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	11,920,461	9,941,466
Banc of America Funding Trust
2015-R2, 1.21% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[6,7]	10,000,000	9,359,491
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2019-T2, 2.52% due 10/15/52[6]	4,000,000	3,864,959
2019-T2, 2.77% due 10/15/52[9]	2,068,000	1,998,485
2019-T1, 2.34% due 10/15/51[9]	1,690,000	1,652,454
2019-T1, 2.39% due 10/15/51[9]	1,374,000	1,343,497
Alternative Loan Trust
2007-OA7, 1.13% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[7]	11,327,085	8,845,393
First NLC Trust
2007-1, 1.23% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37[6,7]	8,472,573	4,389,311
2007-1, 1.02% (1 Month USD LIBOR + 0.07%, Rate Floor: 0.07%) due 08/25/37[6,7]	6,425,023	3,200,138
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 1.18% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[7]	9,528,990	5,034,147

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2007-HE4, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[7]	3,853,842	$2,410,868
HSI Asset Securitization Corporation Trust
2007-HE1, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/25/37[7]	7,932,337	5,733,945
Luminent Mortgage Trust
2006-2, 1.15% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[7]	7,501,607	5,590,693
CitiMortgage Alternative Loan Trust Series
2007-A7, 1.35% (1 Month USD LIBOR + 0.40%, Rate Cap/Floor: 7.50%/0.40%) due 07/25/37[7]	7,732,259	5,434,207
LSTAR Securities Investment Trust
2019-1, 3.28% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[6,7]	5,358,870	5,279,345
WaMu Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 2.81% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[7]	6,115,111	4,748,704
Morgan Stanley Mortgage Loan Trust
2006-9AR, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	10,478,092	4,078,964
Nomura Resecuritization Trust
2015-4R, 2.11% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[6,7]	3,660,312	3,521,366
Alliance Bancorp Trust
2007-OA1, 1.19% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[7]	3,220,284	2,410,149
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[6,7]	1,311,240	1,094,633
Morgan Stanley Re-REMIC Trust
2010-R5, 3.90% due 06/26/36[6]	1,018,594	803,707
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[7]	693,840	646,084
Total Residential Mortgage Backed Securities		689,172,873

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Commercial Mortgage Backed Securities - 1.4%
GS Mortgage Securities Corporation Trust
2017-STAY, 2.86% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 07/15/32[6,7]	16,531,000	$14,316,947
2020-UPTN, 3.25% (WAC) due 02/10/37[6,7]	8,256,000	6,367,893
2020-DUNE, 3.21% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/15/36[6,7]	7,340,000	5,675,878
2020-DUNE, 2.61% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/15/36[6,7]	2,750,000	2,126,188
Four Times Square Trust Commercial Mortgage Pass-Through Certificates Series
2006-4TS, 5.40% due 12/13/28[6]	10,502,623	10,400,657
Madison Avenue Trust
2013-650M, 4.03% (WAC) due 10/12/32[6,7]	7,180,000	7,096,043
Morgan Stanley Capital I Trust
2014-MP, 3.47% due 08/11/33[6]	4,735,000	4,752,026
BX Commercial Mortgage Trust
2019-XL, 3.01% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 10/15/36[6,7]	2,235,637	1,877,500
GE Business Loan Trust
2007-1A, 1.16% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 04/16/35[6,7]	1,004,222	897,162
2007-1A, 0.88% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[6,7]	743,868	676,295
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	1,322,367	1,320,776
Americold LLC
2010-ARTA, 4.95% due 01/14/29[6]	1,000,000	994,419
JPMBB Commercial Mortgage Securities Trust
2015-C28, 2.77% due 10/15/48	536,445	535,717
Total Commercial Mortgage Backed Securities		57,037,501

Military Housing - 0.8%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.65% (WAC) due 11/25/52[6,7,11]	165,785,030	10,310,188
2015-R1, 0.52% (WAC) due 11/25/55[6,7,11]	67,074,941	4,907,229
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,6	9,000,000	10,711,303

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52†††,1,6	5,681,864	$7,877,422
Total Military Housing		33,806,142

Total Collateralized Mortgage Obligations
(Cost $898,115,417)		780,016,516

CORPORATE BONDS†† - 11.6%
Financial - 4.1%
Lloyds Bank Corporate Markets plc NY
2.11% (3 Month USD LIBOR + 0.37%) due 08/05/20[7]	18,210,000	18,195,727
Standard Chartered Bank
2.15% (3 Month USD LIBOR + 0.40%) due 08/04/20[7]	18,120,000	18,107,544
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.63% due 10/30/20	9,850,000	9,555,013
4.25% due 07/01/20	8,000,000	7,891,963
UBS AG
1.58% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[6,7,12]	14,689,000	14,641,918
2.06% (3 Month USD LIBOR + 0.48%) due 12/01/20[6,7,12]	2,800,000	2,772,938
Credit Agricole Corporate & Investment Bank S.A.
2.16% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 05/03/21[6,7,12]	17,375,000	16,491,533
Discover Bank
3.10% due 06/04/20	15,598,000	15,574,603
Atlas Mara Ltd.
8.00% due 12/31/20[9]	14,400,000	11,664,000
Credit Suisse AG NY
2.18% (3 Month USD LIBOR + 0.40%) due 07/31/20[7]	11,190,000	11,182,679
American International Group, Inc.
6.40% due 12/15/20	10,339,000	10,629,792
Capital One Financial Corp.
2.22% (3 Month USD LIBOR + 0.45%) due 10/30/20[7]	6,745,000	6,641,860
2.47% (3 Month USD LIBOR + 0.76%) due 05/12/20[7]	2,741,000	2,737,466
Santander UK plc
2.06% (3 Month USD LIBOR + 0.30%) due 11/03/20[7,12]	7,325,000	7,314,338
2.13% due 11/03/20[12]	975,000	969,400
American Equity Investment Life Holding Co.
5.00% due 06/15/27	4,813,000	4,627,725
HSBC Holdings plc
4.95% due 03/31/30	3,450,000	3,767,394
AXIS Specialty Finance LLC
5.88% due 06/01/20	3,110,000	3,131,991
Univest Financial Corp.
4.92% (3 Month USD LIBOR + 3.54%) due 03/30/25[7]	2,500,000	2,510,846
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[6,12]	2,750,000	2,365,000
Total Financial		170,773,730

Consumer, Non-cyclical - 3.2%
Sysco Corp.
5.95% due 04/01/30	20,280,000	21,290,756

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2.60% due 10/01/20[12]	997,000	$987,575
Reynolds American, Inc.
3.25% due 06/12/20[12]	20,093,000	20,032,721
Mondelez International, Inc.
3.00% due 05/07/20	20,210,000	20,007,900
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20	17,689,000	17,689,000
Constellation Brands, Inc.
2.25% due 11/06/20	16,236,000	16,144,851
Kraft Heinz Foods Co.
4.38% due 06/01/46	6,320,000	5,693,167
5.20% due 07/15/45	5,725,000	5,503,973
5.00% due 06/04/42[12]	2,490,000	2,357,497
2.80% due 07/02/20	753,000	747,405
General Mills, Inc.
2.38% (3 Month USD LIBOR + 0.54%) due 04/16/21[7]	13,150,000	12,802,304
Allergan Inc./United States
3.38% due 09/15/20	4,210,000	4,255,255
Vector Group Ltd.
6.13% due 02/01/25[6,12]	2,500,000	2,275,000
Sotheby’s
7.38% due 10/15/27[6,12]	2,830,000	2,253,388
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[6]	1,580,000	1,587,900
Conagra Brands, Inc.
2.55% (3 Month USD LIBOR + 0.75%) due 10/22/20[7]	786,000	777,682
Carriage Services, Inc.
6.63% due 06/01/26[6]	790,000	776,175
Total Consumer, Non-cyclical		135,182,549

Industrial - 1.5%
Encore Capital Group, Inc.
5.63% due 08/11/24†††	35,640,000	32,994,758
Textron, Inc.
2.28% (3 Month USD LIBOR + 0.55%) due 11/10/20[7]	10,250,000	10,250,489
Rolls-Royce plc
2.38% due 10/14/20[6]	10,570,000	9,960,813
Yamana Gold, Inc.
4.76% due 03/23/22†††	4,750,000	4,519,463
4.78% due 06/10/23†††	99,699	92,156
Aviation Capital Group LLC
7.13% due 10/15/20[6]	4,500,000	4,449,797
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,1,9	1,326,792	1,185,224
Vulcan Materials Co.
1.34% (3 Month USD LIBOR + 0.60%) due 06/15/20[7]	1,050,000	1,041,718
Total Industrial		64,494,418

Utilities - 0.9%
NextEra Energy Capital Holdings, Inc.
1.83% (3 Month USD LIBOR + 0.45%) due 09/28/20[7]	17,820,000	17,835,117
Exelon Corp.
2.85% due 06/15/20	17,356,000	17,354,091
PSEG Power LLC
5.13% due 04/15/20	4,522,000	4,523,761
Total Utilities		39,712,969

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Communications - 0.9%
Telefonica Emisiones S.A.
5.13% due 04/27/20	17,300,000	$17,301,220
ViacomCBS, Inc.
4.75% due 05/15/25	10,520,000	10,569,118
Cengage Learning, Inc.
9.50% due 06/15/24[6]	5,039,000	3,728,860
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	4,098,000	3,053,010
Sprint Corp.
7.25% due 02/01/28[6]	2,482,000	2,494,410
Altice France S.A.
7.38% due 05/01/26[6]	1,751,000	1,738,130
Total Communications		38,884,748

Energy - 0.8%
Marathon Petroleum Corp.
3.40% due 12/15/20	14,880,000	14,741,175
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	13,800,000	13,386,518
Reliance Holding USA, Inc.
4.50% due 10/19/20[6]	3,750,000	3,775,650
Basic Energy Services, Inc.
10.75% due 10/15/23[9]	1,500,000	982,500
Total Energy		32,885,843

Technology - 0.1%
Fiserv, Inc.
2.70% due 06/01/20[12]	2,850,000	2,841,127

Consumer, Cyclical - 0.1%
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[6,12]	1,730,000	1,509,252
Aramark Services, Inc.
5.00% due 02/01/28[6]	795,000	739,843
Yum! Brands, Inc.
7.75% due 04/01/25[6]	200,000	210,000
Total Consumer, Cyclical		2,459,095

Basic Materials - 0.0%
Freeport-McMoRan, Inc.
3.88% due 03/15/23	1,750,000	1,653,750
Mirabela Nickel Ltd.
due 06/24/19[9,13]	1,885,418	94,271
Total Basic Materials		1,748,021

Total Corporate Bonds
(Cost $502,708,782)		488,982,500

SENIOR FLOATING RATE INTERESTS††,7 - 4.5%
Consumer, Cyclical - 1.2%
Mavis Tire Express Services Corp.
4.70% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	7,542,405	5,977,356
AI Aqua Zip Bidco Pty Ltd.
4.32% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23	6,201,955	5,271,662
WESCO
6.21% (2 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††,1	CAD 3,960,000	2,698,439

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
5.33% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††,1	2,358,000	$2,260,379
Galls LLC
8.03% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††,1	3,204,445	3,060,245
7.39% (2 Month USD LIBOR + 6.25% and Commercial Prime Lending Rate + 5.25%, Rate Floor: 7.25%) due 01/31/24†††,1	490,540	449,708
7.92% (1 Month USD LIBOR + 6.25% and 3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††,1	354,556	338,601
CPI Acquisition, Inc.
6.38% (3 Month USD LIBOR + 4.50%, Rate Floor: 6.50%) due 08/17/22	5,602,372	3,489,214
Accuride Corp.
6.70% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	7,811,442	3,124,577
SHO Holding I Corp.
6.78% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	3,671,533	2,827,080
EnTrans International, LLC
6.99% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24†††	3,193,750	2,682,750
Petco Animal Supplies, Inc.
5.03% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23	3,301,697	2,274,869
Alexander Mann
5.73% (3 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25†††	GBP 3,000,000	2,237,971
At Home Holding III Corp.
5.28% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22	2,906,087	2,034,261
Nellson Nutraceutical
5.70% (3 Month USD LIBOR + 4.25% and Commercial Prime Lending Rate + 3.25%, Rate Floor: 5.25%) due 12/23/21	2,379,672	1,856,144
Blue Nile, Inc.
8.11% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	3,018,750	1,781,062
Checkers Drive-In Restaurants, Inc.
5.87% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	3,356,587	1,762,208

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Zephyr Bidco Ltd.
7.74% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	GBP 1,540,417	$1,627,942
Belk, Inc.
7.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	2,912,529	1,607,716
EG Finco Ltd.
5.47% (3 Month GBP LIBOR + 4.75% and 6 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 02/07/25	GBP 982,500	923,291
K & N Parent, Inc.
5.82% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/20/23	963,986	643,461
American Tire Distributors, Inc.
7.20% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	249,634	232,160
8.55% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	164,351	108,472
Total Consumer, Cyclical		49,269,568

Technology - 0.9%
Planview, Inc.
6.87% (2 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	8,685,230	8,287,472
7.02% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	3,100,681	2,958,679
Datix Bidco Ltd.
6.43% (6 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††,1	9,112,505	8,605,850
9.68% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††,1	461,709	432,899
LANDesk Group, Inc.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24	5,633,870	4,957,806
GlobalFoundries, Inc.
6.25% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/05/26	4,875,500	4,144,175
Ministry Brands LLC
5.62% (2 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22†††	2,664,552	2,531,325
Greenway Health LLC
4.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	3,527,456	2,198,769
Kar Finland Bidco Oy
4.50% (3 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/27/23†††	EUR 1,000,000	1,039,216
24-7 Intouch, Inc.
5.74% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	1,162,101	964,544

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Neustar, Inc.
4.57% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	1,254,980	$946,255
Aspect Software, Inc.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24†††	690,066	522,152
6.23% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 07/17/23†††,1	61,843	61,155
Total Technology		37,650,297

Communications - 0.8%
Trader Interactive
7.57% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/17/24†††,1	10,789,553	10,230,860
7.72% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/15/23	184,615	169,815
McGraw-Hill Global Education Holdings LLC
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	9,405,296	7,649,610
Zayo Group Holdings, Inc.
3.99% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,900,000	6,486,000
Market Track LLC
6.03% (3 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	4,143,750	3,315,000
Resource Label Group LLC
6.41% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/26/23	1,937,957	1,695,712
10.41% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	1,500,000	1,275,000
Cengage Learning Acquisitions, Inc.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	2,201,961	1,774,406
Flight Bidco, Inc.
8.49% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	1,000,000	800,000
Total Communications		33,396,403

Industrial - 0.6%
Tronair Parent, Inc.
6.46% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/08/23†††	6,549,577	5,108,670
Hillman Group, Inc.
5.07% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	4,327,925	3,359,552

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Fortis Solutions Group LLC
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/15/23†††,1	2,884,558	$2,812,444
YAK MAT (YAK ACCESS LLC)
11.20% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26†††	3,400,000	2,040,000
Hanjin International Corp.
3.49% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/19/20	2,600,000	2,028,000
National Technical Systems
7.58% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 06/12/21†††,1	1,541,175	1,479,528
7.00% (1 Month USD LIBOR + 6.00% and 3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 06/12/21†††,1	248,125	238,200
Bioplan USA, Inc.
5.82% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21†††	2,431,618	1,653,500
SLR Consulting Ltd.
4.98% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††,1	1,190,970	1,088,207
6.48% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25†††,1	311,616	284,728
4.95% (1 Month USD LIBOR + 4.00% and 6 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††,1	GBP 58,680	66,663
Bhi Investments LLC
6.34% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 08/28/24†††	1,616,627	1,293,301
Safety Bidco Ltd.
5.10% (3 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 10/25/24†††,1	GBP 850,000	952,806
API Heat Transfer
7.45% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/01/24	948,669	772,422
7.45% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/02/23†††	169,253	146,673
Klockner Pentaplast of America, Inc.
4.75% (1 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 06/30/22	EUR 1,100,000	864,358
Diversitech Holdings, Inc.
8.95% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	790,000

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Duran Group Holding GMBH
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 03/29/24†††,1	EUR 438,217	$405,913
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 12/20/24†††,1	EUR 149,592	138,565
Transcendia Holdings, Inc.
4.57% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	574,531	371,147
Total Industrial		25,894,677

Consumer, Non-cyclical - 0.6%
Springs Window Fashions
5.32% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25†††	6,252,205	5,439,419
9.57% (3 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	5,500,000	4,528,315
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
5.11% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25†††	4,644,602	4,040,804
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	2,818,849	2,114,137
Affordable Care Holdings Corp.
6.20% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/24/22†††	2,681,651	1,984,422
Give and Go Prepared Foods Corp.
6.50% (Commercial Prime Lending Rate + 3.25%, Rate Floor: 4.25%) due 07/29/23	1,662,864	1,623,371
Certara, Inc.
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/15/24†††	1,650,342	1,369,783
CTI Foods Holding Co. LLC
8.77% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††,1	751,951	714,353
10.77% (3 Month USD LIBOR + 9.00%, Rate Floor: 10.00%) due 05/03/24	369,644	340,073
Nellson Nutraceutical
5.70% (3 Month USD LIBOR + 4.25% and Commercial Prime Lending Rate + 3.25%, Rate Floor: 5.25%) due 12/23/21	978,380	763,136
EyeCare Partners LLC
4.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	810,811	648,649

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Recess Holdings, Inc.
5.20% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	779,531	$623,625
Moran Foods LLC
due 12/05/23[13]	1,737,622	86,881
Total Consumer, Non-cyclical		24,276,968

Financial - 0.2%
Teneo Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25†††	5,522,250	4,417,800
Camelia Bidco Banc Civica
5.48% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP 3,000,000	3,095,860
Aretec Group, Inc.
5.24% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	3,851,250	2,522,569
Total Financial		10,036,229

Energy - 0.1%
SeaPort Financing LLC
6.49% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	3,110,625	2,737,350
Permian Production Partners LLC
due 05/20/24†††,13	11,732,500	1,759,875
Ultra Petroleum, Inc.
5.45% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) (in-kind rate was 0.25%) due 04/12/24[3]	1,551,004	730,259
Summit Midstream Partners, LP
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	1,056,868	391,041
Gavilan Resources LLC
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 03/01/24	2,050,000	184,500
Total Energy		5,803,025

Basic Materials - 0.1%
ICP Industrial, Inc.
5.07% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/03/23	2,447,915	2,203,124
LTI Holdings, Inc.
4.49% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	1,477,500	1,082,269
Total Basic Materials		3,285,393

Utilities - 0.0%
Panda Power
7.95% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	2,357,695	1,956,887
Total Senior Floating Rate Interests
(Cost $248,395,882)		191,569,447

MUNICIPAL BONDS†† - 0.9%
New York - 0.6%
New York City Transitional Finance Authority Future Tax Secured Revenue Revenue Bonds
0.80% (VRDN) due 02/01/45[16]	4,990,000	4,990,000
0.75% (VRDN) due 02/01/45[16]	3,870,000	3,870,000

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Triborough Bridge & Tunnel Authority Revenue Bonds
0.87% (VRDN) due 01/01/33[16]	8,390,000	$8,390,000
City of New York New York General Obligation Unlimited
0.80% (VRDN) due 03/01/42[16]	5,020,000	5,020,000
0.75% (VRDN) due 03/01/40[16]	2,840,000	2,840,000
Total New York		25,110,000

Illinois - 0.2%
Illinois Finance Authority Revenue Bonds
0.75% (VRDN) due 08/15/42[16]	6,225,000	6,225,000

Pennsylvania - 0.1%
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue Bonds
0.75% (VRDN) due 07/01/41[16]	2,355,000	2,355,000
0.76% (VRDN) due 07/01/25[16]	2,200,000	2,200,000
Total Pennsylvania		4,555,000

Total Municipal Bonds
(Cost $35,890,000)		35,890,000

FOREIGN GOVERNMENT DEBT†† - 0.6%
Government of Japan
0.10% due 04/15/20	JPY 1,972,900,000	18,351,466
0.00% due 04/13/20[4]	JPY 640,000,000	5,952,931
Total Foreign Government Debt
(Cost $24,085,455)		24,304,397

SENIOR FIXED RATE INTERESTS††† - 0.1%
Communications - 0.1%
MHGE Parent LLC
11.00% due 04/20/22[1]	4,700,000	4,042,000
Total Senior Fixed Rate Interests
(Cost $4,639,377)		4,042,000

REPURCHASE AGREEMENTS††,14 - 3.7%
Societe Generale
issued 03/09/20 at 1.30% due 04/01/20	22,458,000	22,458,000
issued 07/26/19 at 2.18% due 04/01/20	21,200,000	21,200,000
issued 03/09/20 at 2.27% due 04/01/20	9,700,318	9,700,318
issued 02/07/20 at 2.27% due 04/01/20	5,253,345	5,253,345
issued 07/09/19 at 2.27% due 04/01/20	4,874,329	4,874,329
issued 11/14/19 at 2.18% due 04/01/20	4,758,000	4,758,000
issued 03/24/20 at 2.27% due 04/01/20	3,000,000	3,000,000
issued 08/15/19 at 2.27% due 04/01/20	2,787,790	2,787,790
issued 07/22/19 at 2.27% due 04/01/20	2,405,525	2,405,525
issued 03/17/20 at 2.27% due 04/01/20	2,307,845	2,307,845
issued 01/08/20 at 2.27% due 04/01/20	2,171,805	2,171,805

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
issued 03/25/20 at 2.27% due 04/01/20	1,816,261	$1,816,261
issued 01/07/20 at 2.27% due 04/01/20	1,629,948	1,629,948
issued 11/14/19 at 2.27% due 04/01/20	1,269,000	1,269,000
issued 07/15/19 at 2.27% due 04/01/20	1,251,803	1,251,803
issued 02/06/20 at 2.27% due 04/01/20	868,849	868,849
BNP Paribas
issued 01/31/20 at 1.93% due 05/04/20	29,807,502	29,807,502
issued 02/12/20 at 1.93% due 05/04/20	12,427,000	12,427,000
issued 03/09/20 at 1.93% due 05/04/20	3,800,710	3,800,710
issued 03/27/20 at 1.93% due 05/04/20	2,445,034	2,445,034
issued 02/18/20 at 1.93% due 05/04/20	1,770,000	1,770,000
Citigroup Global Markets, Inc.
issued 10/24/19 at (0.25)% open maturity[15]	4,270,000	4,270,000
issued 03/27/20 at (0.45)% open maturity[15]	1,164,000	1,164,000
issued 01/27/20 at (0.25)% open maturity[15]	737,000	737,000
issued 03/12/20 at (0.40)% open maturity[15]	534,000	534,000
issued 03/26/20 at (0.15)% open maturity[15]	454,000	454,000
issued 10/16/19 at (0.15)% open maturity[15]	316,000	316,000
issued 01/14/20 at (0.15)% open maturity[15]	151,000	151,000
issued 03/24/20 at (0.25)% open maturity[15]	133,000	133,000
issued 03/27/20 at (0.35)% open maturity[15]	46,000	46,000
Barclays Capital, Inc.
issued 10/24/19 at (0.45)% open maturity[15]	4,270,000	4,270,000
issued 03/27/20 at (0.45)% open maturity[15]	719,120	719,120
issued 12/16/19 at (0.45)% open maturity[15]	707,875	707,875
issued 02/07/20 at (14.00)% open maturity[15]	388,341	388,341
issued 11/22/19 at (14.00)% open maturity[15]	130,250	130,250
issued 02/06/20 at (14.00)% open maturity[15]	121,416	121,416
issued 03/23/20 at (0.25)% open maturity[15]	76,250	76,250
issued 03/27/20 at (0.65)% open maturity[15]	46,337	46,337
BofA Securities, Inc.
issued 03/26/20 at (0.10)% open maturity[15]	1,415,910	1,415,910

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
issued 03/16/20 at (0.15)% open maturity[15]	966,194	$966,194
RBC Capital Markets LLC
issued 03/23/20 at (0.20)% open maturity[15]	171,563	171,563
Total Repurchase Agreements
(Cost $154,821,320)		154,821,320

COMMERCIAL PAPER†† - 2.0%
American Electric Power
1.81% due 04/01/20[4,6]	30,000,000	30,000,000
Nasdaq, Inc.
1.76% due 04/01/20[4,6]	20,000,000	20,000,000
CBS Corp.
1.85% due 04/20/20[4,6]	20,000,000	19,979,945
Bemis Co., Inc.
1.75% due 04/07/20[4,6]	12,400,000	12,396,383
Total Commercial Paper
(Cost $82,376,328)		82,376,328

	Notional Value
OTC OPTIONS PURCHASED†† - 0.3%
Put options on:
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	2,186,900,000	4,658,097
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	1,849,900,000	3,940,287

Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	1,417,800,000	1,928,208
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	463,200,000	986,616
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	82,200,000	111,792
Total Put options		11,625,000
Total OTC Options Purchased
(Cost $12,768,924)		11,625,000

Total Investments - 101.2%
(Cost $4,656,182,820)		$4,249,955,297

	Face Amount~
CORPORATE BONDS SOLD SHORT†† - (0.3)%
Financial - (0.0)%
Enova International, Inc.
8.50% due 09/15/25[6]	110,000	(94,600)
Acrisure LLC / Acrisure Finance, Inc.
7.00% due 11/15/25[6]	1,000,000	(860,000)
Total Financial		(954,600)

Consumer, Non-cyclical - (0.0)%
Quorum Health Corp.
11.63% due 04/15/23	800,000	(520,000)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Tenet Healthcare Corp.
8.13% due 04/01/22	2,425,000	$(2,309,813)
Total Consumer, Non-cyclical		(2,829,813)

Industrial - (0.1)%
Park-Ohio Industries, Inc.
6.63% due 04/15/27	1,400,000	(1,106,581)
Spirit AeroSystems, Inc.
4.60% due 06/15/28	2,294,000	(1,949,447)
Total Industrial		(3,056,028)

Technology - (0.2)%
Seagate HDD Cayman
4.75% due 01/01/25	7,678,000	(7,634,849)
Total Corporate Bonds Sold Short
(Proceeds $15,380,086)		(14,475,290)
Other Assets & Liabilities, net - (0.9)%		(36,329,742)
Total Net Assets - 100.0%		$4,199,150,265

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Commodity Futures Contracts Sold Short†
WTI Crude Futures Contracts	2,525	Nov 2020	$84,234,000	$(294,252)

Centrally Cleared Credit Default Swap Agreements Protection Sold††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	ICE	CDX.NA.HY.33.V3	5.00%	Quarterly	12/20/24

Counterparty	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
BofA Securities, Inc.	$326,506,600	$(19,906,640)	$(20,602,861)	$696,221

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.18%	Quarterly	11/07/23
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	3.14%	Quarterly	11/06/21

Counterparty	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
BofA Securities, Inc.	$30,090,000	$(2,916,009)	$(4,288)	$(2,911,721)
BofA Securities, Inc.	830,000,000	(34,607,547)	113,245	(34,720,792)
		$(37,523,556)	$108,957	$(37,632,513)

OTC Interest Rate Swap Agreements††

Counterparty	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
Goldman Sachs International	Pay	3-Month ILS TELBOR	1.07%	Quarterly	03/13/30
Goldman Sachs International	Pay	3-Month ILS TELBOR	0.95%	Quarterly	03/13/30

Counterparty	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs International	ILS 165,343,500	$(545,225)	$—	$(545,225)
Goldman Sachs International	ILS 165,343,500	(809,305)	—	(809,305)
		$(1,354,530)	$—	$(1,354,530)

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	(1.88)% (3 Month USD LIBOR + 0.18%)	At Maturity	05/21/20	202,700	$23,385,499	$(194,592)
OTC Fixed Income Index Swap Agreements††
Bank of America, N.A.	iShares Core U.S. Aggregate Bond ETF	1.40% (Fixed rate)	At Maturity	05/21/20	202,700	$23,385,499	$1,082,418

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Total Return Swap Agreements (continued)
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.20% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	$23,395,980	$15,659

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
JPMorgan Chase Bank, N.A.	5,702,202,000	MXN	11/25/20	$288,340,790	$232,565,540	$55,775,250
Goldman Sachs International	4,677,515,000	MXN	08/25/20	231,505,160	193,183,455	38,321,705
Goldman Sachs International	3,805,184,000	MXN	11/25/20	193,397,843	155,195,251	38,202,592
JPMorgan Chase Bank, N.A.	4,676,586,000	MXN	08/25/20	231,303,568	193,145,087	38,158,481
Citibank N.A., New York	1,901,663,000	MXN	11/25/20	96,821,581	77,559,736	19,261,845
Citibank N.A., New York	303,500,000	BRL	07/01/20	75,789,060	58,366,507	17,422,553
Citibank N.A., New York	1,871,006,000	MXN	08/25/20	92,395,358	77,273,382	15,121,976
JPMorgan Chase Bank, N.A.	178,600,000	BRL	07/01/21	42,785,007	33,762,152	9,022,855
Citibank N.A., New York	122,150,000	BRL	07/01/21	29,677,306	23,090,967	6,586,339
Goldman Sachs International	70,300,000	BRL	07/01/20	18,254,999	13,519,491	4,735,508
Citibank N.A., New York	311,000,000	MXN	04/23/20	15,896,065	13,072,649	2,823,416
Citibank N.A., New York	6,320,158,500	JPY	07/01/21	62,232,010	59,659,161	2,572,849
Barclays Bank plc	6,018,007,500	JPY	07/01/21	59,168,297	56,807,006	2,361,291
Morgan Stanley Capital Services LLC	40,200,000	BRL	04/01/20	9,864,546	7,744,620	2,119,926
Goldman Sachs International	48,568,000	EUR	04/30/20	55,697,783	53,601,067	2,096,716
Barclays Bank plc	92,228,427	ILS	08/01/22	27,935,310	26,508,014	1,427,296
Goldman Sachs International	32,149,325	EUR	07/30/21	37,345,459	35,983,047	1,362,412
Citibank N.A., New York	148,000,000	MXN	04/08/20	7,534,107	6,234,168	1,299,939
Barclays Bank plc	132,210,000	MXN	04/08/20	6,828,817	5,569,049	1,259,768
Citibank N.A., New York	193,819,000	ILS	04/30/21	56,980,495	55,747,644	1,232,851
Citibank N.A., New York	118,490,000	MXN	04/02/20	6,027,418	4,995,320	1,032,098
JPMorgan Chase Bank, N.A.	29,016,000	EUR	07/30/21	33,489,397	32,476,082	1,013,315

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts†† (continued)
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
JPMorgan Chase Bank, N.A.	5,621,809,500	JPY	09/01/20	$53,437,730	$52,610,496	$827,234
Citibank N.A., New York	5,229,613,500	JPY	06/01/20	49,474,130	48,776,655	697,475
Bank of America, N.A.	79,971,800	ILS	04/30/21	23,698,471	23,002,076	696,395
Goldman Sachs International	57,434,200	ILS	01/31/22	17,016,599	16,488,526	528,073
Deutsche Bank AG	28,528,010,536	KRW	08/04/21	24,328,851	23,808,365	520,486
Bank of America, N.A.	9,065,200	EUR	06/15/20	10,424,754	10,022,726	402,028
Goldman Sachs International	8,850,000	BRL	07/01/21	2,073,328	1,672,985	400,343
Goldman Sachs International	7,943,840	EUR	06/15/20	9,140,023	8,782,920	357,103
Goldman Sachs International	72,830,756	ILS	02/01/21	21,256,020	20,908,259	347,761
Bank of America, N.A.	2,288,143,500	JPY	06/22/20	21,641,384	21,360,106	281,278
Bank of America, N.A.	1,973,886,450	JPY	04/15/20	18,618,233	18,373,026	245,207
Goldman Sachs International	38,713,300	ILS	04/30/21	11,336,276	11,135,003	201,273
Barclays Bank plc	9,239,000	GBP	04/17/20	11,651,729	11,491,445	160,284
Morgan Stanley Capital Services LLC	21,042,000	EUR	06/30/20	23,429,636	23,277,443	152,193
JPMorgan Chase Bank, N.A.	833,416,500	JPY	06/01/20	7,876,911	7,773,284	103,627
Bank of America, N.A.	7,363,900	ILS	01/31/22	2,183,190	2,114,069	69,121
Barclays Bank plc	2,536,000	EUR	04/17/20	2,843,386	2,797,230	46,156
Goldman Sachs International	3,968,000	CAD	04/17/20	2,866,120	2,821,292	44,828
Citibank N.A., New York	1,924,258	ILS	04/30/20	556,891	543,942	12,949
Goldman Sachs International	92,466,974	JPY	06/22/20	875,100	863,191	11,909
Barclays Bank plc	684,673	ILS	08/02/21	204,026	196,804	7,222
Bank of America, N.A.	793,970	ILS	04/30/20	231,602	224,436	7,166
Goldman Sachs International	239,325	EUR	07/30/20	272,041	264,992	7,049
Barclays Bank plc	688,427	ILS	07/31/20	201,303	195,817	5,486
JPMorgan Chase Bank, N.A.	216,000	EUR	07/30/20	244,084	239,165	4,919
Goldman Sachs International	384,350	ILS	04/30/20	110,656	108,646	2,010
Bank of America, N.A.	383,900	ILS	02/01/21	112,169	110,210	1,959
Deutsche Bank AG	74,504,872	KRW	05/11/20	62,572	61,242	1,330
Deutsche Bank AG	76,160,536	KRW	08/05/20	64,184	62,857	1,327
Deutsche Bank AG	76,160,536	KRW	11/04/20	64,379	63,078	1,301
Deutsche Bank AG	76,160,536	KRW	02/04/21	64,571	63,273	1,298

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Forward Foreign Currency Exchange Contracts†† (continued)
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	73,677,040	KRW	05/07/21	$62,624	$61,368	$1,256
Citibank N.A., New York	3,158,500	JPY	01/04/21	30,823	29,667	1,156
Barclays Bank plc	3,007,500	JPY	01/04/21	29,300	28,249	1,051
Citibank N.A., New York	3,158,500	JPY	07/01/20	30,507	29,496	1,011
Barclays Bank plc	3,007,500	JPY	07/01/20	29,011	28,086	925
JPMorgan Chase Bank, N.A.	210,000	GBP	04/17/20	260,332	261,197	(865)
Citibank N.A., New York	4,252,000	ILS	06/16/20	1,173,907	1,205,610	(31,703)
BNP Paribas	2,940,400	ILS	06/16/20	801,968	833,719	(31,751)
Goldman Sachs International	3,763,500	ILS	06/16/20	1,017,713	1,067,101	(49,388)
Citibank N.A., New York	640,000,000	JPY	04/13/20	5,848,462	5,956,459	(107,997)
						$269,141,466

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
Goldman Sachs International	312,504,100	ILS	04/30/21	$87,609,812	$89,884,724	$2,274,912
Goldman Sachs International	92,228,427	ILS	08/01/22	24,775,937	26,508,014	1,732,077
Goldman Sachs International	64,798,100	ILS	01/31/22	17,651,727	18,602,596	950,869
Goldman Sachs International	73,215,708	ILS	02/01/21	20,494,850	21,018,770	523,920
Bank of America, N.A.	2,288,143,500	JPY	06/22/20	20,913,477	21,360,106	446,629
JPMorgan Chase Bank, N.A.	1,532,000	GBP	04/17/20	1,809,664	1,905,497	95,833
Citibank N.A., New York	4,434,000	ILS	06/16/20	1,189,440	1,257,214	67,774
Goldman Sachs International	3,939,000	ILS	06/16/20	1,050,400	1,116,862	66,462
BNP Paribas	7,873,500	ILS	06/16/20	2,169,787	2,232,448	62,661
Goldman Sachs International	3,102,578	ILS	04/30/20	856,062	877,026	20,964
Morgan Stanley Capital Services LLC	510,000	GBP	04/17/20	618,931	634,337	15,406
Goldman Sachs International	92,466,974	JPY	06/22/20	848,899	863,191	14,292
Goldman Sachs International	688,427	ILS	07/31/20	182,123	195,817	13,694
Goldman Sachs International	684,673	ILS	08/02/21	183,706	196,804	13,098
JPMorgan Chase Bank, N.A.	260,000	EUR	04/17/20	282,283	286,782	4,499

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	147,000	CAD	04/17/20	$100,633	$104,519	$3,886
JPMorgan Chase Bank, N.A.	6,166,000	JPY	07/01/20	59,499	57,582	(1,917)
JPMorgan Chase Bank, N.A.	6,166,000	JPY	01/04/21	59,867	57,915	(1,952)
Goldman Sachs International	455,325	EUR	07/30/20	516,543	504,157	(12,386)
JPMorgan Chase Bank, N.A.	17,009,040	EUR	06/15/20	19,146,464	18,805,646	(340,818)
Citibank N.A., New York	186,900,000	BRL	07/01/20	36,457,622	35,942,999	(514,623)
Morgan Stanley Capital Services LLC	40,200,000	BRL	04/01/20	8,586,780	7,744,620	(842,160)
Citibank N.A., New York	309,600,000	BRL	07/01/21	59,488,074	58,526,102	(961,972)
Goldman Sachs International	48,568,000	EUR	04/30/20	54,585,236	53,601,067	(984,169)
Goldman Sachs International	118,490,000	MXN	04/02/20	6,169,303	4,995,320	(1,173,983)
Morgan Stanley Capital Services LLC	186,900,000	BRL	07/01/20	37,284,552	35,942,999	(1,341,553)
Citibank N.A., New York	6,063,030,000	JPY	06/01/20	58,207,975	56,549,939	(1,658,036)
Goldman Sachs International	61,165,325	EUR	07/30/21	70,187,210	68,459,129	(1,728,081)
JPMorgan Chase Bank, N.A.	5,621,809,500	JPY	09/01/20	54,456,957	52,610,496	(1,846,461)
Goldman Sachs International	280,210,000	MXN	04/08/20	14,575,823	11,803,217	(2,772,606)
Goldman Sachs International	311,000,000	MXN	04/23/20	16,129,451	13,072,649	(3,056,802)
JPMorgan Chase Bank, N.A.	12,338,166,000	JPY	07/01/21	120,472,255	116,466,167	(4,006,088)
Citibank N.A., New York	1,901,663,000	MXN	11/25/20	92,721,532	77,559,736	(15,161,796)
Citibank N.A., New York	1,871,006,000	MXN	08/25/20	96,443,608	77,273,382	(19,170,226)
Goldman Sachs International	3,742,941,000	MXN	08/25/20	192,632,992	154,585,132	(38,047,860)
JPMorgan Chase Bank, N.A.	4,752,764,000	MXN	11/25/20	232,079,966	193,842,506	(38,237,460)
Goldman Sachs International	4,754,622,000	MXN	11/25/20	232,336,237	193,918,285	(38,417,952)
JPMorgan Chase Bank, N.A.	5,611,160,000	MXN	08/25/20	287,218,253	231,743,410	(55,474,843)
						$(219,446,768)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $248,470,240, (cost $251,622,388) or 5.9% of total net assets.
[2]	Affiliated issuer.
[3]	Payment-in-kind security.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Rate indicated is the 7-day yield as of March 31, 2020.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,457,091,507 (cost $1,654,045,506), or 34.7% of total net assets.

[7]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $29,888,338 (cost $38,585,125), or 0.7% of total net assets — See Note 10.

[10]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2020. See table below for additional step information for each security.

[11]	Security is an interest-only strip.
[12]	All or a portion of this security is pledged as reverse repurchase agreements collateral. At March 31, 2020, the total market value of the pledged securities was $76,811,687. — See Note 6.
[13]	Security is in default of interest and/or principal obligations.
[14]

Repurchase Agreements — The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained. See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

[15]

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

[16]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CDX.NA.HY.33.V3 — Credit Default Swap North American High Yield Series 33 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

GBP — British Pound
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
TELBOR — Tel Aviv Interbank Offered Rate
VRDN — Variable Rate Demand Note
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$439,127	$1,070,648	$9,688,718	$11,198,493
Preferred Stocks	—	672,311	—	672,311
Exchange-Traded Funds	151,473,842	—	—	151,473,842
Mutual Funds	353,750,834	—	—	353,750,834
Closed-End Funds	45,095,164	—	—	45,095,164
Money Market Funds	783,008,439	—	—	783,008,439
Asset-Backed Securities	—	879,112,702	252,016,004	1,131,128,706
Collateralized Mortgage Obligations	—	761,427,791	18,588,725	780,016,516
Corporate Bonds	—	450,190,899	38,791,601	488,982,500
Senior Floating Rate Interests	—	97,541,256	94,028,191	191,569,447
Municipal Bonds	—	35,890,000	—	35,890,000
Foreign Government Debt	—	24,304,397	—	24,304,397
Senior Fixed Rate Interests	—	—	4,042,000	4,042,000
Repurchase Agreements	—	154,821,320	—	154,821,320
Commercial Paper	—	82,376,328	—	82,376,328
Options Purchased	—	11,625,000	—	11,625,000
Credit Default Swap Agreements**	—	696,221	—	696,221
Total Return Swap Agreements**	—	1,098,077	—	1,098,077
Forward Foreign Currency Exchange Contracts**	—	275,670,146	—	275,670,146
Total Assets	$1,333,767,406	$2,776,497,096	$417,155,239	$4,527,419,741

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Corporate Bonds	$—	$14,475,290	$—	$14,475,290
Commodity Futures Contracts**	294,252	—	—	294,252
Interest Rate Swap Agreements**	—	38,987,043	—	38,987,043
Total Return Swap Agreements**	—	194,592	—	194,592
Forward Foreign Currency Exchange Contracts**	—	225,975,448	—	225,975,448
Unfunded Loan Commitments (Note 9)	—	—	489,269	489,269
Total Liabilities	$294,252	$279,632,373	$489,269	$280,415,894

**	This derivative is reported as unrealized appreciation/depreciation at period end.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $67,372,347 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$125,633,333	Model Price	Purchase Price	—	—
Asset-Backed Securities	66,669,608	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Asset-Backed Securities	59,713,063	Yield Analysis	Yield	6.6%-7.0%	6.9%
Collateralized Mortgage Obligations	10,711,303	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	7,877,422	Model Price	Purchase Price	—	—
Common Stocks	7,235,214	Third Party Pricing	Broker Quote	—	—
Common Stocks	2,453,504	Enterprise Value	Valuation Multiple	1.3x-15.8x	5.0x
Corporate Bonds	37,606,377	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Corporate Bonds	1,185,224	Yield Analysis	Yield	8.7%	—
Senior Fixed Rate Interests	4,042,000	Enterprise Value	Valuation Multiple	7.3x	—
Senior Floating Rate Interests	45,423,281	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	38,851,627	Yield Analysis	Yield	6.7%-10.6%	8.5%
Senior Floating Rate Interests	3,035,709	Enterprise Value	Valuation Multiple	8.6x-9.1x	8.7x
Senior Floating Rate Interests	2,958,679	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	1,479,528	Model Price	Market Comparable Yields	7.8%	—
Senior Floating Rate Interests	1,240,151	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	1,039,216	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Total Assets	$417,155,239
Liabilities:
Unfunded Loan Commitments	$489,269	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2020, the Fund had securities with a total value of $62,896,218 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $13,651,992 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2020:

	Assets
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks
Beginning Balance	$126,277,348	$10,909,455	$44,402,417	$104,821,440	$15,982,467
Purchases/(Receipts)	103,624,103	—	—	4,158,717	—
(Sales, maturities and paydowns)/Fundings	(3,762,004)	—	(3,960,000)	(18,693,588)	(551,412)
Amortization of premiums/discounts	4,716	(9,808)	(2,035)	442,971	—
Total realized gains (losses) included in earnings	77,005	—	—	(37,420)	21,606
Total change in unrealized appreciation (depreciation) included in earnings	(438,497)	(188,344)	(2,834,005)	(10,894,034)	(5,482,085)
Transfers into Level 3	26,233,333	7,877,422	1,185,224	27,600,239	—
Transfers out of Level 3	—	—	—	(13,370,134)	(281,858)
Ending Balance	$252,016,004	$18,588,725	$38,791,601	$94,028,191	$9,688,718
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2020	$(382,040)	$(188,344)	$(2,834,005)	$(8,862,030)	$(5,459,024)

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

	Assets		Liabilities
	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$4,504,269	$306,897,396	$(1,140,482)
Purchases/(Receipts)	—	107,782,820	(277,832)
(Sales, maturities and paydowns)/Fundings	—	(26,967,004)	810,511
Amortization of premiums/discounts	14,659	450,503	(853)
Total realized gains (losses) included in earnings	—	61,191	(465,793)
Total change in unrealized appreciation (depreciation) included in earnings	(476,928)	(20,313,893)	585,180
Transfers into Level 3	—	62,896,218	—
Transfers out of Level 3	—	(13,651,992)	—
Ending Balance	$4,042,000	$417,155,239	$(489,269)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2020	$(476,928)	$(18,202,371)	$39,330

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Final Reset Rate	Final Reset Date
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations.

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements, subject to minimum amounts to initiate a margin call, with the exception of where securities are being sold short. The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

At March 31, 2020, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Societe Generale			Connecticut Avenue Securities Trust
1.30% - 2.27%			3.05%
04/01/20	$87,752,818	$88,376,970	06/25/39	$38,446,455	$31,268,502

			Connecticut Avenue Securities Trust
			3.25%
			08/25/31	14,522,050	12,018,449
			Connecticut Avenue Securities Trust
			2.95%
			07/25/39	13,355,000	11,282,304
			Fannie Mae Connecticut Avenue Securities
			3.95%
			10/25/29	9,137,864	8,091,578
			BX Trust
			4.95%
			07/15/34	8,500,000	6,647,000
			Hawaii Hotel Trust
			3.85%
			05/15/38	6,000,000	4,141,200
			Freddie Mac Structured Agency Credit Risk Debt Notes
			5.60%
			10/25/28	3,622,806	3,441,666
			Fannie Mae Connecticut Avenue Securities
			3.75%
			02/25/30	3,671,000	3,062,348
			JP Morgan Chase Commercial Mortgage Securities Trust
			3.11%
			06/15/35	3,000,000	2,503,200
			Fannie Mae Connecticut Avenue Securities
			3.30%
			01/25/31	2,980,000	2,502,604

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Fannie Mae Connecticut Avenue Securities
			3.50%
			12/25/30	$2,670,000	$2,188,599
			Freddie Mac Structured Agency Credit Risk Debt Notes
			5.20%
			11/25/23	1,716,893	1,649,591
			GS Mortgage Securities Corp. Trust
			4.70%
			07/15/32	1,600,000	1,385,760
			Natixis Commercial Mortgage Securities Trust
			3.99%
			02/15/33	1,600,000	1,354,880
			Carlyle Global Market Strategies CLO Ltd.
			9.09%
			04/22/32	1,500,000	930,150
			HMH Trust
			8.48%
			07/05/31	1,019,000	885,001
				113,341,068	93,352,832

BNP Paribas			First Franklin Mortgage Loan Trust
1.93%			1.45%
05/04/20	$50,250,246	$50,473,935	12/25/35	$23,433,000	$18,795,609
			Santander Drive Auto Receivables Trust
			5.02%
			09/15/25	14,450,000	14,422,545
			HSI Asset Securitization Corp. Trust
			1.14%
			01/25/37	10,681,000	7,721,295
			CPS Auto Trust
			6.07%
			09/15/25	6,300,000	6,283,620
			Hertz Vehicle Financing II LP
			6.03%
			07/25/22	6,440,000	6,245,512

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Fannie Mae Connecticut Avenue Securities
			3.50%
			12/25/30	$4,215,000	$3,455,036
				65,519,000	56,923,617

Citigroup Global Markets, Inc.			Seagate HDD Cayman
(0.45)% - (0.15)%			4.75%
Open Maturity*	$7,805,000	$7,805,000	01/01/25[1]	$4,000,000	$3,977,600
			Tenet Healthcare Corp.
			8.13%
			04/01/22[1]	1,713,000	1,631,633
			Park-Ohio Industries Inc.
			6.63%
			04/15/27[1]	700,000	553,280
			Cash Collateral	517,000	517,000
			Spirit AeroSystems Inc.
			4.60%
			06/15/28[1]	562,000	477,588
			Univision Communications Inc.
			5.13%
			05/15/23	310,000	265,825
			Staples Inc.
			10.75%
			04/15/27	175,000	134,277
			Acrisure LLC / Acrisure Finance Inc.
			7.00%
			11/15/25[1]	150,000	129,000
			Enova International Inc.
			8.50%
			09/15/25[1]	55,000	47,300
				8,182,000	7,733,503

Barclays Capital, Inc.			Seagate HDD Cayman
(14.00)% - (0.25)%			4.75%
Open Maturity*	$6,459,589	$6,459,589	01/01/25[1]	$4,000,000	$3,977,600
			Tenet Healthcare Corp.
			8.13%
			04/01/22[1]	712,000	678,180

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Park-Ohio Industries Inc.
			6.63%
			04/15/27[1]	$700,000	$553,280
			Quorum Health Corp.
			11.63%
			04/15/23[1]	800,000	520,000
			Cash Collateral	496,000	496,000
			Staples Inc.
			10.75%
			04/15/27	100,000	76,730
			Enova International Inc.
			8.50%
			09/15/25[1]	55,000	47,300
				6,863,000	6,349,090

BofA Securities, Inc.			Spirit AeroSystems Inc.
(0.15)% - (0.10)%			4.60%
Open Maturity*	$2,382,104	$2,382,104	06/15/28[1]	$1,732,000	$1,471,854
			Acrisure LLC / Acrisure Finance Inc.
			7.00%
			11/15/25[1]	850,000	731,000
			Univision Communications Inc.
			5.13%
			05/15/23	200,000	171,500
				2,782,000	2,374,354

RBC Capital Markets LLC			Staples Inc.
(0.20)%			10.75%
Open Maturity*	$171,563	$171,563	04/15/27	$225,000	$172,643

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

[1]	Collateral is related to securities which are being sold short.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
MACRO OPPORTUNITIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19		Additions	Reductions	Realized Gain (Loss)
Closed-End Funds
Guggenheim Strategic Opportunities Fund	$—		$6,511,771	$—	$—
Common Stocks
BP Holdco LLC*,1	13,255		—	—	—
Targus Group International Equity, Inc.*,1	21,632		—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	69,165,665		689,432	(40,550,000)	(11,810,550)
Guggenheim Limited Duration Fund — R6-Class	310,987,415		3,086,457	(250,000,000)	(2,195,874)
Guggenheim Risk Managed Real Estate Fund — Institutional Class	18,768,215		939,812	—	—
Guggenheim Strategy Fund II	103,148,435		1,422,716	—	—
Guggenheim Strategy Fund III	81,558,334		1,122,189	(20,000,000)	(634,267)
Guggenheim Ultra Short Duration Fund — Institutional Class	92,054,728		956,572	—	—
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16	—	**	—	—	(144,324)
	$675,717,679		$14,728,949	$(310,550,000)	$(14,785,015)

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
MACRO OPPORTUNITIES FUND

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares/Face Amount 03/31/20	Investment Income	Capital Gain Distributions
Closed-End Funds
Guggenheim Strategic Opportunities Fund	$377,325	$6,889,096	451,744	$—	$—
Common Stocks
BP Holdco LLC*,1	(3,420)	9,835	37,539	—	—
Targus Group International Equity, Inc.*,1	465	22,097	12,773	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	5,680,363	23,174,910	992,077	689,432	—
Guggenheim Limited Duration Fund — R6-Class	(433,361)	61,444,637	2,524,430	3,086,457	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	(3,473,065)	16,234,962	573,066	237,746	702,031
Guggenheim Strategy Fund II	(3,276,571)	101,294,580	4,211,833	1,422,716	—
Guggenheim Strategy Fund III	(1,684,949)	60,361,307	2,507,740	1,122,190	—
Guggenheim Ultra Short Duration Fund — Institutional Class	(1,770,862)	91,240,438	9,338,837	956,573	—
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16	144,324	—	—	—	—
	$(4,439,751)	$360,671,862		$7,515,114	$702,031

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued and affiliated securities amounts to $31,932, (cost $18,280) or less than 0.1% of total net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
MACRO OPPORTUNITIES FUND

March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $4,127,163,510)	$3,734,462,115
Investments in affiliated issuers, at value (cost $374,197,990)	360,671,862
Repurchase agreements, at value (cost $154,821,320)	154,821,320
Foreign currency, at value (cost $33,111)	33,111
Cash	6,590,710
Segregated cash with broker	82,836,416
Unamortized upfront premiums paid on interest rate swap agreements	113,245
Unrealized appreciation on OTC swap agreements	1,098,077
Unrealized appreciation on forward foreign currency exchange contracts	275,670,146
Prepaid expenses	239,797
Receivables:
Securities sold	38,682,980
Fund shares sold	13,293,548
Interest	12,538,274
Dividends	1,160,964
Variation margin on futures contracts	555,500
Protection fees on credit default swap agreements	544,178
Foreign tax reclaims	211,417
Other assets	2,451
Total assets	4,683,526,111

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $1,377,151)	489,269
Reverse repurchase agreements (Note 6)	67,372,347
Securities sold short, at value (proceeds $15,380,086)	14,475,290
Segregated cash due to broker	75,479,903
Unamortized upfront premiums received on credit default swap agreements	20,602,861
Unamortized upfront premiums received on interest rate swap agreements	4,288
Unrealized depreciation on OTC swap agreements	1,549,122
Unrealized depreciation on forward foreign currency exchange contracts	225,975,448
Payable for:
Securities purchased	42,865,383
Fund shares redeemed	17,499,942
Variation margin on interest rate swap agreements	8,281,496
Variation margin on credit default swap agreements	3,878,863
Management fees	2,579,351
Distributions to shareholders	1,474,808
Transfer agent/maintenance fees	551,984
Swap settlement	407,378
Distribution and service fees	291,407
Fund accounting/administration fees	222,298
Due to Investment Adviser	31,590
Trustees’ fees*	25,942
Miscellaneous	316,876
Total liabilities	484,375,846
Net assets	$4,199,150,265

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited) (concluded)
MACRO OPPORTUNITIES FUND

March 31, 2020

Net assets consist of:
Paid in capital	$4,820,265,221
Total distributable earnings (loss)	(621,114,956)
Net assets	$4,199,150,265

A-Class:
Net assets	$308,079,098
Capital shares outstanding	12,838,376
Net asset value per share	$24.00
Maximum offering price per share (Net asset value divided by 96.00%)	$25.00

C-Class:
Net assets	$236,574,961
Capital shares outstanding	9,864,488
Net asset value per share	$23.98

P-Class:
Net assets	$92,951,893
Capital shares outstanding	3,872,221
Net asset value per share	$24.00

Institutional Class:
Net assets	$3,504,329,511
Capital shares outstanding	145,835,021
Net asset value per share	$24.03

R6-Class:
Net assets	$57,214,802
Capital shares outstanding	2,382,289
Net asset value per share	$24.02

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
MACRO OPPORTUNITIES FUND

Six-Month Period Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $75,147)	$3,633,932
Dividends from securities of affiliated issuers	7,515,114
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $4,646)	92,014,037
Total investment income	103,163,083

Expenses:
Management fees	24,431,710
Distribution and service fees:
A-Class	498,948
C-Class	1,430,941
P-Class	139,912
Transfer agent/maintenance fees:
A-Class	335,994
C-Class	177,930
P-Class	90,139
Institutional Class	2,302,688
R6-Class	1,094
Fund accounting/administration fees	2,109,347
Short sales interest expense	1,303,971
Professional fees	372,292
Custodian fees	314,975
Line of credit fees	261,929
Interest expense	112,050
Trustees’ fees*	89,429
Miscellaneous	494,762
Recoupment of previously waived fees:
A-Class	22,875
C-Class	54,803
P-Class	4,874
Institutional Class	13,122
R6-Class	478
Total expenses	34,564,263
Less:
Expenses reimbursed by Adviser:
A-Class	(40,065)
C-Class	(3,212)
P-Class	(4,617)
Institutional Class	(2,264,297)
R6-Class	(1,055)
Expenses waived by Adviser	(2,865,159)
Earnings credits applied	(196,883)
Total waived/reimbursed expenses	(5,375,288)
Net expenses	29,188,975
Net investment income	73,974,108

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited) (concluded)
MACRO OPPORTUNITIES FUND

Six-Month Period Ended March 31, 2020

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(57,385,107)
Investments in affiliated issuers	(14,785,015)
Distributions received from affiliated investment companies	702,031
Investments sold short	649,283
Swap agreements	(24,020,033)
Futures contracts	35,818,266
Options purchased	(483,700)
Forward foreign currency exchange contracts	8,447,730
Foreign currency transactions	4,307,872
Net realized loss	(46,748,673)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(321,363,285)
Investments in affiliated issuers	(4,439,751)
Investments sold short	4,639,769
Swap agreements	9,382,206
Futures contracts	(1,203,925)
Options purchased	2,811,537
Forward foreign currency exchange contracts	24,768,901
Foreign currency translations	329,684
Net change in unrealized appreciation (depreciation)	(285,074,864)
Net realized and unrealized loss	(331,823,537)
Net decrease in net assets resulting from operations	$(257,849,429)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$73,974,108	$212,369,398
Net realized loss on investments	(46,748,673)	(72,715,214)
Net change in unrealized appreciation (depreciation) on investments	(285,074,864)	(97,261,304)
Net increase (decrease) in net assets resulting from operations	(257,849,429)	42,392,880

Distributions to shareholders:
A-Class	(5,237,861)	(17,823,614)
C-Class	(2,679,673)	(9,175,128)
P-Class	(1,465,654)	(4,550,901)
Institutional Class	(69,552,505)	(208,895,022)
R6-Class	(998,737)	(329,596)*
Total distributions to shareholders	(79,934,430)	(240,774,261)

Capital share transactions:
Proceeds from sale of shares
A-Class	41,648,143	162,931,285
C-Class	8,914,459	43,872,896
P-Class	21,842,701	59,002,809
Institutional Class	743,333,152	2,492,047,740
R6-Class	87,522,626	18,363,385 *
Distributions reinvested
A-Class	4,147,829	14,407,024
C-Class	2,260,223	7,760,314
P-Class	1,465,091	4,548,842
Institutional Class	59,991,130	179,928,991
R6-Class	998,644	232,736 *
Cost of shares redeemed
A-Class	(174,342,211)	(412,939,684)
C-Class	(77,594,534)	(152,124,869)
P-Class	(49,786,319)	(93,643,368)
Institutional Class	(2,413,220,976)	(3,174,957,945)
R6-Class	(27,481,959)	(17,819,420)*
Net decrease from capital share transactions	(1,770,302,001)	(868,389,264)
Net decrease in net assets	(2,108,085,860)	(1,066,770,645)

Net assets:
Beginning of period	6,307,236,125	7,374,006,770
End of period	$4,199,150,265	$6,307,236,125

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	1,625,938	6,250,506
C-Class	347,647	1,683,895
P-Class	872,429	2,262,017
Institutional Class	29,332,508	95,481,259
R6-Class	3,393,540	706,773 *
Shares issued from reinvestment of distributions
A-Class	162,867	553,524
C-Class	88,862	298,382
P-Class	57,509	174,797
Institutional Class	2,352,396	6,909,300
R6-Class	39,237	8,974 *
Shares redeemed
A-Class	(6,838,227)	(15,850,225)
C-Class	(3,036,655)	(5,852,054)
P-Class	(1,950,012)	(3,594,667)
Institutional Class	(94,633,661)	(121,923,636)
R6-Class	(1,076,668)	(689,567)*
Net decrease in shares	(69,262,290)	(33,580,722)

*	Since commencement of operations: March 13, 2019.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

CONSOLIDATED FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$25.82	$26.53	$26.67	$26.01	$26.07	$26.81
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.72	.72	.95	1.16	.98
Net gain (loss) on investments (realized and unrealized)	(1.79)	(.62)	(.08)	.68	.21	(.55)
Total from investment operations	(1.48)	.10	.64	1.63	1.37	.43
Less distributions from:
Net investment income	(.34)	(.79)	(.78)	(.97)	(1.43)	(1.17)
Net realized gains	—	(.02)	—	—	—	—
Total distributions	(.34)	(.81)	(.78)	(.97)	(1.43)	(1.17)
Net asset value, end of period	$24.00	$25.82	$26.53	$26.67	$26.01	$26.07

Total Return[c]	(5.86%)	0.41%	2.42%	6.33%	5.57%	1.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$308,079	$461,781	$714,630	$893,104	$727,602	$844,523
Ratios to average net assets:
Net investment income (loss)	2.41%	2.76%	2.72%	3.58%	4.59%	3.67%
Total expenses[d]	1.51%	1.47%	1.43%	1.42%	1.65%	1.52%
Net expenses[e,f,g]	1.39%	1.39%	1.33%	1.27%	1.46%	1.38%
Portfolio turnover rate	23%	46%	66%	61%	61%	40%

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$25.80	$26.52	$26.65	$25.99	$26.05	$26.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.52	.53	.75	.98	.78
Net gain (loss) on investments (realized and unrealized)	(1.79)	(.62)	(.08)	.68	.20	(.55)
Total from investment operations	(1.58)	(.10)	.45	1.43	1.18	.23
Less distributions from:
Net investment income	(.24)	(.60)	(.58)	(.77)	(1.24)	(.97)
Net realized gains	—	(.02)	—	—	—	—
Total distributions	(.24)	(.62)	(.58)	(.77)	(1.24)	(.97)
Net asset value, end of period	$23.98	$25.80	$26.52	$26.65	$25.99	$26.05

Total Return[c]	(6.18%)	(0.37%)	1.69%	5.55%	4.79%	0.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$236,575	$321,576	$433,121	$434,634	$337,075	$374,633
Ratios to average net assets:
Net investment income (loss)	1.65%	2.00%	1.98%	2.83%	3.87%	2.90%
Total expenses[d]	2.25%	2.20%	2.18%	2.14%	2.36%	2.24%
Net expenses[e,f,g]	2.14%	2.13%	2.09%	2.03%	2.20%	2.13%
Portfolio turnover rate	23%	46%	66%	61%	61%	40%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$25.82	$26.54	$26.68	$26.02	$26.07	$26.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.71	.73	.92	1.20	.37
Net gain (loss) on investments (realized and unrealized)	(1.80)	(.62)	(.09)	.71	.21	(.62)
Total from investment operations	(1.49)	.09	.64	1.63	1.41	(.25)
Less distributions from:
Net investment income	(.33)	(.79)	(.78)	(.97)	(1.46)	(.46)
Net realized gains	—	(.02)	—	—	—	—
Total distributions	(.33)	(.81)	(.78)	(.97)	(1.46)	(.46)
Net asset value, end of period	$24.00	$25.82	$26.54	$26.68	$26.02	$26.07

Total Return	(5.82%)	0.37%	2.42%	6.33%	5.74%	(0.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,952	$126,334	$160,578	$188,980	$63,665	$63,819
Ratios to average net assets:
Net investment income (loss)	2.40%	2.73%	2.73%	3.48%	4.73%	3.36%
Total expenses[d]	1.50%	1.46%	1.46%	1.44%	1.49%	1.43%
Net expenses[e,f,g]	1.39%	1.39%	1.33%	1.26%	1.33%	1.30%
Portfolio turnover rate	23%	46%	66%	61%	61%	40%

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$25.85	$26.57	$26.71	$26.04	$26.10	$26.84
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.81	.84	1.02	1.26	1.06
Net gain (loss) on investments (realized and unrealized)	(1.79)	(.61)	(.09)	.71	.21	(.54)
Total from investment operations	(1.43)	.20	.75	1.73	1.47	.52
Less distributions from:
Net investment income	(.39)	(.90)	(.89)	(1.06)	(1.53)	(1.26)
Net realized gains	—	(.02)	—	—	—	—
Total distributions	(.39)	(.92)	(.89)	(1.06)	(1.53)	(1.26)
Net asset value, end of period	$24.03	$25.85	$26.57	$26.71	$26.04	$26.10

Total Return	(5.62%)	0.77%	2.83%	6.73%	5.97%	1.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,504,330	$5,396,868	$6,065,678	$4,591,424	$2,204,079	$2,396,622
Ratios to average net assets:
Net investment income (loss)	2.81%	3.12%	3.15%	3.86%	4.96%	3.97%
Total expenses[d]	1.18%	1.13%	1.08%	1.06%	1.29%	1.20%
Net expenses[e,f,g]	0.98%	0.98%	0.93%	0.91%	1.08%	1.05%
Portfolio turnover rate	23%	46%	66%	61%	61%	40%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended March 31, 2020[a]	Period Ended Sept. 30, 2019[i]
Per Share Data
Net asset value, beginning of period	$25.84	$25.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.36
Net gain (loss) on investments (realized and unrealized)	(1.79)	(.03)
Total from investment operations	(1.43)	.33
Less distributions from:
Net investment income	(.39)	(.47)
Total distributions	(.39)	(.47)
Net asset value, end of period	$24.02	$25.84

Total Return	(5.66%)	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,215	$676
Ratios to average net assets:
Net investment income (loss)	2.83%	2.79%
Total expenses[d]	1.08%	1.11%
Net expenses[e,f,g]	0.97%	1.03%
Portfolio turnover rate	23%	46%

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.01%	0.02%	0.04%	0.02%
C-Class	0.04%	0.05%	0.11%	0.04%
P-Class	0.01%	0.04%	0.04%	0.02%
Institutional Class	0.00%*	0.00%*	—	—
R6-Class	0.00%*	0.00%*	N/A	N/A

	*	Less than 0.01%
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.33%	1.33%	1.31%	1.25%	1.28%	1.30%
C-Class	2.08%	2.07%	2.06%	2.00%	2.02%	2.05%
P-Class	1.33%	1.33%	1.31%	1.24%	1.15%	1.21%
Institutional Class	0.92%	0.92%	0.90%	0.88%	0.90%	0.97%
R6-Class	0.91%	0.92%	N/A	N/A	N/A	N/A

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a diversified investment company. At March 31, 2020, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2020	% of Net Assets of the Fund at March 31, 2020
01/08/15	$89,229,504	2.12%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation

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Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price. Money market funds are valued at their NAV.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

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Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying positions that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

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(b) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Consolidated Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2020.

The Fund invest in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(c) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

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(d) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

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(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

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The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Consolidated Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Consolidated Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2020, are disclosed in the Consolidated Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum

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exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

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Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$—	$6,122,833,333

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Income, Speculation	$—	$78,302,785

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit

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risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$27,825,371	$106,231,439

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$285,048,000	$4,302,456,333

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the

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seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will received a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Index Exposure	$54,417,767	$782,350,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

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The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$1,004,962,192	$1,843,945,328

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity contracts	Variation margin on futures contracts	—
Credit contracts	Unrealized appreciation on OTC swap agreements	Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Interest Rate contracts	Investments in unaffiliated issuers, at value	Unrealized depreciation on OTC swap agreements
	Unrealized appreciation on OTC swap agreements	Unamortized upfront premiums received on interest rate swap agreements
	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchanges contracts	Unrealized depreciation on forward foreign currency exchanges contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2020:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Futures Commodity Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
$1,082,418	$—	$711,880	$11,625,000	$275,670,146	$289,089,444

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Liability Derivative Investments Value
Swaps Interest Rate Risk*	Futures Commodity Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
$39,181,635	$294,252	$—	$—	$225,975,448	$265,451,335

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally cleared derivatives as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest Rate contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the period ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Futures Commodity Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$1,924,249	$(2,035,334)	$33,894,017	$(21,984,699)	$(483,700)	$8,447,730	$19,762,263

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Futures Commodity Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$(909,673)	$(7,696,217)	$(294,252)	$17,078,423	$2,811,537	$24,768,901	$35,758,719

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial

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condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

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counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Total return swap agreements	$1,098,077	$—	$1,098,077	$—	$—	$1,098,077
Forward foreign currency exchange contracts	275,670,146	—	275,670,146	(226,006,358)	(46,631,169)	3,032,619
Options purchased	11,625,000	—	11,625,000	(1,354,530)	(4,216,188)	6,054,282

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Total return swap agreements	$194,592	$—	$194,592	$(30,910)	$—	$163,682
Forward foreign currency exchange contracts	225,975,448	—	225,975,448	(225,975,448)	—	—
Interest Rate Swap Agreements	1,354,530	—	1,354,530	(1,354,530)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and repurchase agreements as of March 31, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$5,679,000
Barclays Bank plc	Repurchase agreements	—	496,000
BNP Paribas	Repurchase agreements	—	2,902,000
BofA Securities, Inc.	Credit default swap agreements	19,598,796	—
BofA Securities, Inc.	Futures contracts	16,951,200	—
BofA Securities, Inc.	Interest rate swap agreements	46,286,420	—
Citibank, N.A., New York	Forward foreign currency exchange contracts	—	31,139,903
Citigroup	Repurchase agreements	—	517,000
Deutsche Bank	Forward foreign currency exchange contracts, Total return swap agreements	—	340,000
Goldman Sachs International	Forward foreign currency exchange contracts, Interest rate swap agreements	—	5,610,000
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	—	4,780,000
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	—	4,320,000
Societe Generale	Repurchase agreements	—	19,696,000
		82,836,416	75,479,903

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.89% of the average daily net assets of the Fund. A breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion will apply to the Fund’s advisory fees.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2020, the Fund waived $271,135 related to advisory fees in the Subsidiary.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund - A-Class	1.36%	11/30/12	02/01/21
Macro Opportunities Fund - C-Class	2.11%	11/30/12	02/01/21
Macro Opportunities Fund - P-Class	1.36%	05/01/15	02/01/21
Macro Opportunities Fund - Institutional Class	0.95%	11/30/12	02/01/21
Macro Opportunities Fund - R6-Class	0.95%	03/13/19	02/01/21

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2020	2021	2022	2023	Total
A-Class	$517,185	$369,679	$254,243	$146,827	$1,287,934
C-Class	95,550	169,716	126,349	79,995	471,610
P-Class	79,907	123,284	49,360	34,598	287,149
Institutional Class	2,311,414	5,293,700	6,566,140	3,491,614	17,662,868
R6-Class	—	—	4,038	19,318	23,356

For the period ended March 31, 2020, GI recouped $96,152 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level

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without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2020, the Fund waived $1,134,918 related to investments in affiliated funds.

For the period ended March 31, 2020, GFD retained sales charges of $87,029 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2020, the Fund entered into reverse repurchase agreements:

Number of Days Outstanding	Balance at March 31, 2020	Average Balance Outstanding	Average Interest Rate
13	$67,372,347	$62,628,010	1.39%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Consolidated Statement of Assets of Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$67,372,347	$—	$67,372,347	$(67,372,347)	$—	$—

As of March 31, 2020, there was $67,372,347 in reverse repurchase agreements outstanding. The Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rates		Maturity Dates	Repurchase Price
Credit Suisse	1.50%-2.25%	*	Open Maturity	$57,179,254
J.P. Morgan Securities LLC	3.00%-3.25%		04/24/20	10,193,093
				$67,372,347

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and Continuous	Up to 30 days	Total
Corporate Bonds	$57,179,254	$10,193,093	$67,372,347
Gross amount of recognized liabilities for reverse repurchase agreements	$57,179,254	$10,193,093	$67,372,347

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Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$4,640,847,585	$304,188,330	$(697,542,799)	$(393,354,469)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 8 – Securities Transactions

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$985,716,293	$2,060,729,976

For the period ended March 31, 2020, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$—	$192,033,385

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$497,867	$8,048,018	$390,589

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

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The unfunded loan commitments as of March 31, 2020, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$82,457	$917
Epicor Software	06/01/20	2,000,000	164,564
EyeCare Partners LLC	02/18/27	189,189	30,743
Galls LLC	01/31/24	23,499	1,956
Galls LLC	01/31/25	1,300,936	58,542
National Technical Systems	06/12/21	1,875	75
Solera LLC	03/03/21	8,100,000	210,271
Trader Interactive	06/15/23	276,923	22,201
			$489,269

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[3]	01/18/12	$1,691,717	$20,975
Atlas Mara Ltd.
8.00% due 12/31/20	10/01/15	13,939,220	11,664,000
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	1,489,127	982,500
Copper River CLO Ltd.
2007-1A, due 01/20/21[1]	05/09/14	1,599,169	833,525
Mirabela Nickel Ltd.
due 06/24/19[3]	12/31/13	1,710,483	94,271
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.80% due 10/15/51	10/01/19	1,499,998	1,453,621
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[2]	12/17/12	1,322,708	1,185,224
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48	05/25/18	6,789,709	5,612,721
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2019-T2, 2.77% due 10/15/52	10/10/19	2,067,902	1,998,485
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2019-T1, 2.34% due 10/15/51	10/10/19	1,689,935	1,652,454

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Restricted Securities	Acquisition Date	Cost	Value
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2019-T1, 2.39% due 10/15/51	10/10/19	$1,373,958	$1,343,497
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	1,960,845	1,736,153
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	1,450,354	1,310,912
		$38,585,125	$29,888,338

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]	Security was fair valued by the Valuation Committee at March 31, 2020.
[3]	Security is in default of interest and/or principal obligations.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Consolidated Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2020.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the Fund in the amount of $198,064.

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the consolidated financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Floating Rate Strategies Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	FR-SEMI-0320x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	41
OTHER INFORMATION	59
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	60
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	67

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The six-month period ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this shareholder report, these events have affected performance for the Floating Rate Strategies Fund (the “Fund”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the six months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the six months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.10%	(12.39%)	$ 1,000.00	$ 876.10	$ 5.16
C-Class	1.85%	(12.73%)	1,000.00	872.70	8.66
P-Class	1.10%	(12.39%)	1,000.00	876.10	5.16
Institutional Class	0.86%	(12.28%)	1,000.00	877.20	4.04
R6-Class	0.84%	(12.27%)	1,000.00	877.30	3.94

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.10%	5.00%	$ 1,000.00	$ 1,019.50	$ 5.55
C-Class	1.85%	5.00%	1,000.00	1,015.75	9.32
P-Class	1.10%	5.00%	1,000.00	1,019.50	5.55
Institutional Class	0.86%	5.00%	1,000.00	1,020.70	4.34
R6-Class	0.84%	5.00%	1,000.00	1,020.80	4.24

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
Planview, Inc., 6.87%	1.7%
American Tire Distributors, Inc., 8.55%	1.4%
VC GB Holdings, Inc., 4.00%	1.4%
GrafTech Finance, Inc., 4.50%	1.3%
Market Track LLC, 6.03%	1.2%
Ziggo Financing Partnership, 3.20%	1.2%
Misys Ltd., 5.28%	1.1%
Cengage Learning Acquisitions, Inc., 5.25%	1.1%
Mavis Tire Express Services Corp., 4.70%	1.1%
GTT Communications BV, 3.25%	1.1%
Top Ten Total	12.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	(12.39%)	(10.42%)	0.26%	2.78%
A-Class Shares with sales charge‡	(15.02%)	(13.10%)	(0.71%)	2.18%
C-Class Shares	(12.73%)	(11.10%)	(0.49%)	2.02%
C-Class Shares with CDSC§	(13.59%)	(11.95%)	(0.49%)	2.02%
Institutional Class Shares	(12.28%)	(10.20%)	0.50%	3.02%
Credit Suisse Leveraged Loan Index	(11.73%)	(9.51%)	1.21%	3.12%

	6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares	(12.39%)	(10.41%)	0.11%
Credit Suisse Leveraged Loan Index	(11.73%)	(9.51%)	1.04%

	6 Month†	1 Year	Since Inception (03/13/19)
R6-Class Shares	(12.27%)	(10.19%)	(9.88%)
Credit Suisse Leveraged Loan Index	(11.73%)	(9.51%)	(9.19%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.4%
AA	0.8%
A	0.6%
BBB	5.0%
BB	25.2%
B	48.4%
CCC	4.4%
CC	0.9%
NR2	3.8%
Other Instruments	10.5%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Shares	Value
COMMON STOCKS††† - 0.3%

Consumer, Non-cyclical - 0.2%
Chef Holdings, Inc.*,1	14,334	$1,266,175
Targus Group International, Inc.*,1,2	12,773	22,098
Total Consumer, Non-cyclical		1,288,273

Industrial - 0.1%
API Heat Transfer Parent LLC*,††	2,902,566	798,205
BP Holdco LLC*,1,2	244,278	64,001
Vector Phoenix Holdings, LP*,1	244,278	17,344
Total Industrial		879,550

Total Common Stocks
(Cost $3,337,771)		2,167,823

PREFERRED STOCKS†† - 0.1%
Industrial - 0.1%
API Heat Transfer Intermediate*	618	473,015
Total Preferred Stocks
(Cost $493,920)		473,015

MONEY MARKET FUND† - 9.9%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares, 0.46%[3]	87,264,108	87,264,108
Total Money Market Fund
(Cost $87,264,108)		87,264,108

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,9 - 79.5%
Consumer, Cyclical - 19.2%
American Tire Distributors, Inc.
8.55% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	19,032,114	12,561,195
7.20% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	2,017,146	1,875,945
AI Aqua Zip Bidco Pty Ltd.
4.32% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/13/23	14,172,712	12,046,805
Mavis Tire Express Services Corp.
4.70% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	12,275,686	9,728,481
Cartrawler
4.50% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 04/29/21†††	EUR 13,258,129	8,768,604
Argo Merchants
5.20% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/06/24	10,514,844	8,727,320
Navistar, Inc.
4.28% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24	10,000,000	8,600,000

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Zephyr Bidco Ltd.
4.74% (1 Month GBP LIBOR + 4.50%, Rate Floor: 4.50%) due 07/23/25	GBP 5,265,000	$5,367,773
7.74% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26†††	GBP 2,842,917	3,004,450
At Home Holding III Corp.
5.28% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/03/22	11,906,250	8,334,375
EG Finco Ltd.
4.00% (3 Month EURIBOR + 4.00% and 6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	EUR 5,408,540	4,638,276
5.07% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	4,160,589	3,078,836
AMC Entertainment, Inc.
4.08% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/22/26	10,246,500	7,470,313
Power Solutions (Panther)
4.44% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	8,104,688	7,375,266
IBC Capital Ltd.
4.64% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	8,050,931	6,803,036
Life Time Fitness, Inc.
4.36% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 06/10/22	8,635,364	6,336,199
Amaya Holdings BV
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 07/10/25	EUR 5,100,000	5,354,663
Equinox Holdings, Inc.
4.07% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/08/24	7,325,847	5,315,854
Nellson Nutraceutical
5.70% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/21	5,634,549	4,394,948
Party City Holdings, Inc.
4.08% (1 Month USD LIBOR + 2.50% and 3 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 08/19/22	8,988,004	4,350,014
Titan US Finco LLC
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26	4,704,097	4,010,243
Midas Intermediate Holdco II LLC
4.02% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21	5,145,151	3,993,923

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Packers Sanitation Services, Inc.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/04/24	4,529,758	$3,793,672
Columbus Finance BV (SGH/Scenic)
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/05/27	EUR 5,500,000	3,698,192
Crown Finance US, Inc.
3.32% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/28/25	4,445,214	3,000,520
Playtika Holding Corp.
7.07% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	3,184,688	2,956,441
Petco Animal Supplies, Inc.
5.03% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23	3,809,633	2,624,837
American Express GBT
due 02/26/27†††	2,857,301	2,428,706
International Car Wash Group Ltd.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 10/03/24	2,875,687	2,228,658
Burlington Stores, Inc.
2.55% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/17/24	2,000,000	1,900,000
Belk, Inc.
7.75% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 07/31/25	3,220,784	1,777,873
IRB Holding Corp.
3.75% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 02/05/25	1,638,136	1,258,301
Alexander Mann
5.73% (3 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25†††	GBP 1,540,000	1,148,825
SHO Holding I Corp.
6.78% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	569,057	438,174
Total Consumer, Cyclical		169,390,718

Industrial - 13.8%
VC GB Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24†††	14,534,903	11,918,620
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	11,592,461	9,273,968
Hillman Group, Inc.
5.07% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	11,868,797	9,213,154

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
USIC Holding, Inc.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/08/23	10,963,881	$9,209,660
Titan Acquisition Ltd. (Husky)
4.45% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	9,996,000	8,146,740
Engineered Machinery Holdings, Inc.
4.45% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 07/19/24	9,974,490	8,129,209
Berry Global, Inc.
2.86% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/01/26	7,991,124	7,551,612
American Bath Group LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/29/23	8,133,136	6,872,500
BWAY Holding Co.
5.08% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	7,835,566	6,351,745
Altra Industrial Motion Corp.
2.99% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25	7,018,799	6,099,757
Hanjin International Corp.
3.49% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 10/19/20	7,250,000	5,655,000
Consolidated Container Co. LLC
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 05/22/24	5,487,727	5,103,586
Duran Group Holding GMBH
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 03/29/24†††,1	EUR 3,992,645	3,698,320
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 12/20/24†††,1	EUR 1,346,330	1,247,083
Hayward Industries, Inc.
4.49% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	5,705,217	4,471,464
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	4,686,525	3,708,213
Charter Nex US, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/16/24	3,884,070	3,282,039

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Corialis Group Ltd.
3.25% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/29/24	EUR 3,075,000	$2,898,065
TransDigm, Inc.
3.24% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	2,959,683	2,685,912
API Heat Transfer
7.45% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/01/24	2,686,583	2,187,461
7.45% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/02/23†††	479,315	415,371
KUEHG Corp. (KinderCare)
5.20% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/21/25	2,836,758	2,102,038
YAK MAT (YAK ACCESS LLC)
11.20% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26†††	2,550,000	1,530,000
Total Industrial		121,751,517

Communications - 11.3%
Market Track LLC
6.03% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	13,503,750	10,803,000
Ziggo Financing Partnership
3.20% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28	11,235,000	10,560,900
Cengage Learning Acquisitions, Inc.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	12,238,215	9,861,921
GTT Communications BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/30/25	EUR 10,881,064	9,508,697
CSC Holdings, LLC
2.86% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	9,974,359	9,492,298
McGraw-Hill Global Education Holdings LLC
5.45% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	10,227,145	8,318,044
Sprint Communications, Inc.
3.50% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 02/02/24	7,505,864	7,449,570
ProQuest, LLC
4.49% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 10/23/26	7,381,500	6,864,795

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Virgin Media Bristol LLC
3.20% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28	6,116,233	$5,626,934
SFR Group S.A.
4.39% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 01/31/26	3,423,664	3,184,008
3.74% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/25	1,675,434	1,537,211
Zayo Group Holdings, Inc.
3.99% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	4,750,000	4,465,000
Authentic Brands
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24	5,624,933	4,436,666
GTT Communications, Inc.
3.74% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	6,189,750	4,325,088
Level 3 Financing, Inc.
2.74% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	3,339,546	3,105,778
Total Communications		99,539,910

Consumer, Non-cyclical - 11.2%
Sigma Holding BV (Flora Food)
3.50% (3 Month EURIBOR + 3.50% and 2 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR 9,000,000	8,988,095
Diamond (BC) BV
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 09/06/24	EUR 6,900,352	5,780,718
4.78% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	3,989,796	2,952,449
Springs Window Fashions
5.32% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25†††	8,601,114	7,482,969
9.57% (3 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,350,000	1,111,495
Cidron New Bidco Ltd.
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 04/16/25	EUR 8,125,000	7,890,349
PAREXEL International Corp.
3.74% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 09/27/24	8,346,314	7,083,934

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Immucor, Inc.
6.45% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	7,996,574	$6,837,071
Froneri US, Inc.
3.24% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27	6,900,000	6,537,750
Aspen Dental
4.20% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/30/25	7,929,695	6,486,491
Dole Food Company, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/06/24	6,989,628	6,264,454
US Foods, Inc.
2.82% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/27/23	5,984,456	5,515,694
IQVIA Holdings, Inc.
3.20% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/11/25	4,904,397	4,659,177
Recess Holdings, Inc.
5.20% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	5,651,600	4,521,280
Endo Luxembourg Finance Co.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	3,989,744	3,560,846
Grifols Worldwide Operations USA, Inc.
2.68% (1 Week USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	3,563,679	3,358,768
CTI Foods Holding Co. LLC
8.77% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24†††,1	1,890,143	1,795,636
10.77% (3 Month USD LIBOR + 9.00%, Rate Floor: 10.00%) due 05/03/24	523,716	481,819
Elanco Animal Health, Inc.
due 02/04/27	2,350,000	2,220,750
Arctic Glacier Group Holdings, Inc.
4.95% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	2,272,564	1,829,414
Valeant Pharmaceuticals International, Inc.
3.61% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/02/25	1,876,325	1,775,473

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
BCPE Eagle Buyer LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	2,095,980	$1,571,985
Total Consumer, Non-cyclical		98,706,617

Technology - 11.0%
Planview, Inc.
6.87% (2 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	15,520,000	14,809,231
Misys Ltd.
5.28% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	11,760,394	9,996,334
LANDesk Group, Inc.
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24	10,004,873	8,804,288
Seattle SpinCo, Inc.
3.49% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24	9,047,729	8,016,288
Cologix Holdings, Inc.
4.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/20/24	8,600,927	7,343,041
Cvent, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	8,490,543	6,000,012
Park Place Technologies LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 03/29/25†††	6,716,177	5,540,846
9.00% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/30/26	408,434	395,160
EIG Investors Corp.
5.39% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23	7,221,796	5,741,328
Greenway Health LLC
4.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	8,671,662	5,405,307
Micron Technology, Inc.
2.99% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/29/25	5,186,145	4,978,699
WEX, Inc.
3.24% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/15/26	4,651,758	4,009,816
Aspect Software, Inc.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24†††	4,490,490	3,397,819
6.23% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 07/17/23†††,1	402,434	397,959

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
II-VI, Inc.
4.49% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/24/26	3,930,250	$3,235,893
Brave Parent Holdings, Inc.
5.78% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	3,201,128	2,736,964
Sabre GLBL, Inc.
2.99% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	2,315,854	1,927,948
EXC Holdings III Corp.
4.95% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24	1,979,438	1,692,419
Miami Escrow Borrower LLC
3.49% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 06/21/24	1,339,760	1,187,027
Optiv, Inc.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24	1,239,052	940,800
Total Technology		96,557,179

Financial - 6.0%
NFP Corp.
4.24% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	10,922,539	9,320,531
USI, Inc.
3.99% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	8,113,475	7,383,262
Alliant Holdings Intermediate LLC
3.99% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/09/25	7,375,880	6,682,547
AmWINS Group, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 01/25/24	6,981,926	6,432,100
HarbourVest Partners, LP
3.93% (2 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/03/25	6,807,677	5,990,755
Camelia Bidco Banc Civica
5.48% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/14/24	GBP 5,600,000	5,778,938
Aretec Group, Inc.
5.24% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	7,751,875	5,077,478
Jefferies Finance LLC
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 06/03/26	4,664,750	3,856,209
Citadel Securities, LP
3.74% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/27/26†††	2,050,000	1,824,500

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Nexus Buyer LLC
4.61% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	1,017,450	$902,987
Total Financial		53,249,307

Basic Materials - 5.1%
GrafTech Finance, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	13,315,824	11,451,608
PQ Corp.
4.03% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/08/27	8,328,399	7,641,306
LTI Holdings, Inc.
4.49% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	9,012,750	6,601,839
Messer Industries USA, Inc.
3.95% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/02/26	7,263,844	6,421,239
Arch Coal, Inc.
3.75% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 03/07/24	6,664,219	5,031,486
Alpha 3 BV
4.45% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 01/31/24	4,985,672	4,536,961
HB Fuller Co.
2.77% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/21/24	3,518,413	3,032,450
Total Basic Materials		44,716,889

Energy - 1.9%
Ultra Petroleum, Inc.
due 04/12/24[5]	16,577,868	7,805,357
Penn Virginia Holding Corp.
8.00% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22†††	10,890,000	7,623,000
Permian Production Partners LLC
due 05/20/24†††,5	8,360,000	1,254,000
Summit Midstream Partners, LP
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	480,394	177,746
Total Energy		16,860,103

Total Senior Floating Rate Interests
(Cost $874,444,874)		700,772,240

CORPORATE BONDS†† - 4.4%
Energy - 1.7%
Sabine Pass Liquefaction LLC
5.63% due 02/01/21[6]	5,500,000	5,335,207
5.63% due 04/15/23[6]	4,200,000	3,908,092
CNX Resources Corp.
5.88% due 04/15/22[6]	4,398,000	4,024,170

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[6,7]	1,268,000	$1,191,920
Unit Corp.
6.63% due 05/15/21	3,166,000	224,469
Total Energy		14,683,858

Consumer, Non-cyclical - 1.1%
Nathan’s Famous, Inc.
6.63% due 11/01/25[7]	4,275,000	3,975,750
ServiceMaster Co. LLC
5.13% due 11/15/24[6,7]	4,000,000	3,950,000
HCA, Inc.
4.50% due 02/15/27[6]	1,500,000	1,543,288
Total Consumer, Non-cyclical		9,469,038

Communications - 0.5%
Ziggo BV
5.50% due 01/15/27[6,7]	4,550,000	4,550,000
MDC Partners, Inc.
6.50% due 05/01/24[6,7]	156,000	117,000
Total Communications		4,667,000

Consumer, Cyclical - 0.4%
Anixter, Inc.
5.50% due 03/01/23[6]	3,000,000	2,991,600
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[6,7]	630,000	590,625
Total Consumer, Cyclical		3,582,225

Utilities - 0.3%
AES Corp.
6.00% due 05/15/26[6]	2,000,000	1,970,000
5.50% due 04/15/25[6]	1,059,000	1,037,820
Total Utilities		3,007,820

Industrial - 0.3%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.25% due 09/15/22[6,7]	1,500,000	1,498,125
Grinding Media, Inc. / MC Grinding Media Canada, Inc.
7.38% due 12/15/23[6,7]	750,000	699,600
Total Industrial		2,197,725

Technology - 0.1%
NCR Corp.
6.38% due 12/15/23[6]	800,000	789,992

Financial - 0.0%
Lincoln Financing SARL
3.88% due 04/01/24	EUR 350,000	303,432

Basic Materials - 0.0%
Mirabela Nickel Ltd.
due 06/24/19[5,8]	1,279,819	63,991
Total Corporate Bonds
(Cost $44,331,056)		38,765,081

ASSET-BACKED SECURITIES†† - 2.1%
Collateralized Loan Obligations - 2.1%
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.36% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[7,9]	5,000,000	4,475,201
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,7]	5,954,123	3,669,460
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[4]	4,300,020	2,661,328

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Jamestown CLO V Ltd.
2014-5A, 6.94% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[7,9]	4,000,000	$2,199,994
Treman Park CLO Ltd.
2015-1A, due 10/20/28[4,7]	3,000,000	2,058,187
Halcyon Loan Advisors Funding Ltd.
2012-1A, 4.69% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[7,9]	1,674,511	1,409,472
Newstar Commercial Loan Funding LLC
2017-1A, 4.62% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[7,9]	1,000,000	887,873
ACIS CLO Ltd.
2015-6A, 5.13% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[7,9]	1,000,000	831,320
Octagon Loan Funding Ltd.
2014-1A, due 11/18/31[4,7]	2,071,948	665,916
Total Collateralized Loan Obligations		18,858,751

Transport-Aircraft - 0.0%
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,5,8	896,492	8,965
Total Asset-Backed Securities
(Cost $26,229,450)		18,867,716

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 1.8%
Residential Mortgage Backed Securities - 1.8%
RALI Series Trust
2006-QO6, 1.13% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[9]	12,249,416	3,491,411
2006-QO2, 1.17% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[9]	487,984	115,493
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 2.78% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[9]	3,548,728	2,703,932
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 2.81% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[9]	2,512,259	1,950,901
American Home Mortgage Assets Trust
2006-4, 1.16% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 10/25/46[9]	3,316,800	1,941,149
Lehman XS Trust Series
2006-16N, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[9]	1,923,000	1,541,897

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[7,9]	1,701,293	$1,420,251
Nomura Resecuritization Trust
2015-4R, 2.11% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[7,9]	1,421,731	1,367,762
Alliance Bancorp Trust
2007-OA1, 1.19% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[9]	585,506	438,209
Morgan Stanley Re-REMIC Trust
2010-R5, 3.90% due 06/26/36[7]	526,859	415,710
GSAA Home Equity Trust
2007-7, 1.22% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 07/25/37[9]	392,829	356,416
New Century Home Equity Loan Trust
2004-4, 1.74% (1 Month USD LIBOR + 0.80%, Rate Cap/Floor: 12.50%/0.53%) due 02/25/35[9]	234,139	212,307
Total Residential Mortgage Backed Securities		15,955,438

Total Collateralized Mortgage Obligations
(Cost $18,807,534)		15,955,438

Total Investments - 98.1%
(Cost $1,054,908,713)		$864,265,421
Other Assets & Liabilities, net - 1.9%		16,912,298
Total Net Assets - 100.0%		$881,177,719

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
Barclays Bank plc	71,159,000	EUR	04/17/20	$79,784,118	$78,489,000	$1,295,118
Barclays Bank plc	14,994,000	GBP	04/17/20	18,909,626	18,649,500	260,126
JPMorgan Chase Bank, N.A.	1,553,000	EUR	04/17/20	1,716,678	1,712,972	3,706
JPMorgan Chase Bank, N.A.	461,000	GBP	04/17/20	571,492	573,391	(1,899)
						$1,557,051

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

Forward Foreign Currency Exchange Contracts†† (concluded)
Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	2,176,000	GBP	04/17/20	$2,555,092	$2,706,503	$151,411
JPMorgan Chase Bank, N.A.	10,598,000	EUR	04/17/20	11,629,573	11,689,687	60,114
Barclays Bank plc	1,641,000	EUR	04/17/20	1,752,908	1,810,037	57,129
Morgan Stanley Capital Services LLC	1,267,000	EUR	04/17/20	1,358,264	1,397,512	39,248
Morgan Stanley Capital Services LLC	561,000	GBP	04/17/20	676,577	697,770	21,193
BNP Paribas	40,000	GBP	04/17/20	48,751	49,752	1,001
Goldman Sachs International	883,000	EUR	04/17/20	984,169	973,957	(10,212)
						$319,884

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $23,317,847, (cost $25,527,566) or 2.6% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of March 31, 2020.
[4]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[5]	Security is in default of interest and/or principal obligations.
[6]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At March 31, 2020, the total market value of segregated or earmarked security was $34,197,439 — Note 10.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $35,974,166 (cost $42,067,325), or 4.1% of total net assets.

[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $72,956 (cost $1,883,995), or less than 0.1% of total net assets — See Note 9.

[9]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CMT — Constant Maturity Treasury
EURIBOR — European Interbank Offered Rate
EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsibilité Limitée

See Sector Classification in Other Information section.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$798,205	$1,369,618	$2,167,823
Preferred Stocks	—	473,015	—	473,015
Money Market Fund	87,264,108	—	—	87,264,108
Senior Floating Rate Interests	—	622,486,301	78,285,939	700,772,240
Corporate Bonds	—	38,765,081	—	38,765,081
Asset-Backed Securities	—	18,858,751	8,965	18,867,716
Collateralized Mortgage Obligations	—	15,955,438	—	15,955,438
Forward Foreign Currency Exchange Contracts**	—	1,889,046	—	1,889,046
Total Assets	$87,264,108	$699,225,837	$79,664,522	$866,154,467

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$12,111	$—	$12,111
Unfunded Loan Commitments (Note 8)	—	—	352,908	352,908
Total Liabilities	$—	$12,111	$352,908	$365,019

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $27,368,288 are categorized as Level 2 within the disclosure hierarchy — See Note 10.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

The following is summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$8,965	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Common Stocks	1,369,618	Enterprise Value	Valuation Multiple	1.6x-9.1x	8.7x
Senior Floating Rate Interests	56,337,710	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	19,754,634	Yield Analysis	Yield	8.5%-9.1%	8.7%
Senior Floating Rate Interests	1,795,636	Enterprise Value	Valuation Multiple	9.1x	—
Senior Floating Rate Interests	397,959	Model Price	Purchase Price	—	—
Total	$79,664,522
Liabilities:
Unfunded Loan Commitments	$352,908	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, valuation multiple, or yield would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2020, the Fund had securities with a total value of $30,873,513 transfer from Level 2 to Level 3 to due to lack of observable inputs and had securities with a total market value of $18,665,433 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. There were no other securities that transferred between levels.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
FLOATING RATE STRATEGIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2020:

	Assets				Liabilities
	Common Stocks	Senior Floating Rate Interests	Asset-Backed Securities	Total Assets	Unfunded Loan Commitments
Beginning Balance	$2,795,632	$76,387,868	$14,848	$79,198,348	$(43,173)
Purchases/(Receipts)	—	5,241,427	—	5,241,427	(47,854)
(Sales, maturities and paydowns)/Fundings	(140,596)	(3,442,843)	—	(3,583,439)	12,745
Amortization of discount/premiums	—	51,104	—	51,104	—
Total realized gains or losses included in earnings	140,596	(395,030)	—	(254,434)	—
Total change in unrealized appreciation (depreciation) included in earnings	(627,809)	(12,562,872)	(5,883)	(13,196,564)	(274,626)
Transfers into Level 3	—	30,873,513	—	30,873,513	—
Transfers out of Level 3	(798,205)	(17,867,228)	—	(18,665,433)	—
Ending Balance	$1,369,618	$78,285,939	$8,965	$79,664,522	$(352,908)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2020	$(562,501)	$(10,483,876)	$(5,883)	$(11,052,260)	$(299,058)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
FLOATING RATE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19		Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC *,1	$86,255		$—	$—	$—
Targus Group International, Inc.*,1	21,632		—	—	—
Senior Floating Rate Interests
Targus Group International, Inc., due 05/24/16	—	**	—	—	(144,303)
	$107,887		$—	$—	$(144,303)

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares/ Face Amount 03/31/20
Common Stocks
BP Holdco LLC *,1	$(22,254)	$64,001	244,278
Targus Group International, Inc.*,1	466	22,098	12,773
Senior Floating Rate Interests
Targus Group International, Inc., due 05/24/16	144,303	—	—
	$122,515	$86,099

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued and affiliated securities amounts to $86,099, (cost $91,281) or less than 0.1% of total net assets.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
FLOATING RATE STRATEGIES FUND

March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $1,054,817,432)	$864,179,322
Investments in affiliated issuers, at value (cost $91,281)	86,099
Foreign currency, at value (cost $234,079)	234,082
Cash	3,680,370
Unrealized appreciation on forward foreign currency exchange contracts	1,889,046
Prepaid expenses	223,547
Receivables:
Securities sold	51,060,040
Fund shares sold	7,646,060
Interest	3,208,909
Foreign tax reclaims	60,917
Total assets	932,268,392

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $55,903)	352,908
Reverse repurchase agreements (Note 10)	27,368,288
Segregated cash due to broker	1,480,000
Unrealized depreciation on forward foreign currency exchange contracts	12,111
Payable for:
Securities purchased	10,314,161
Fund shares redeemed	9,057,884
Distributions to shareholders	771,326
Transfer agent/maintenance fees	706,099
Management fees	460,343
Distribution and service fees	119,821
Fund accounting/administration fees	49,360
Trustees’ fees*	32,279
Due to Investment Adviser	5,563
Miscellaneous	360,530
Total liabilities	51,090,673
Net assets	$881,177,719
Net assets consist of:
Paid in capital	$1,176,337,187
Total distributable earnings (loss)	(295,159,468)
Net assets	$881,177,719

A-Class:
Net assets	$149,728,198
Capital shares outstanding	6,925,891
Net asset value per share	$21.62
Maximum offering price per share (Net asset value divided by 97.00%)	$22.29

C-Class:
Net assets	$76,552,105
Capital shares outstanding	3,542,209
Net asset value per share	$21.61

P-Class:
Net assets	$60,977,585
Capital shares outstanding	2,819,470
Net asset value per share	$21.63

Institutional Class:
Net assets	$592,331,882
Capital shares outstanding	27,374,915
Net asset value per share	$21.64

R6-Class:
Net assets	$1,587,949
Capital shares outstanding	73,383
Net asset value per share	$21.64

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

STATEMENT OF OPERATIONS (Unaudited)
FLOATING RATE STRATEGIES FUND

Six-Month Period Ended March 31, 2020

Investment Income:
Interest from securities of unaffiliated issuers	$36,689,982
Total investment income	36,689,982

Expenses:
Management fees	4,362,393
Distribution and service fees:
A-Class	268,563
C-Class	507,325
P-Class	129,047
Transfer agent/maintenance fees:
A-Class	164,532
C-Class	57,523
P-Class	162,128
Institutional Class	576,792
R6-Class	442
Fund accounting/administration fees	518,515
Line of credit fees	428,220
Professional fees	118,154
Custodian fees	54,988
Interest expense	41,868
Trustees’ fees*	38,788
Miscellaneous	214,584
Recoupment of previously waived fees:
A-Class	1,039
C-Class	1,107
P-Class	233
Institutional Class	3,174
R6-Class	170
Total expenses	7,649,585
Less:
Expenses reimbursed by Adviser:
A-Class	(173,519)
C-Class	(61,985)
P-Class	(167,058)
Institutional Class	(568,036)
R6-Class	(387)
Expenses waived by Adviser	(45,495)
Earnings credits applied	(44,415)
Total waived/reimbursed expenses	(1,060,895)
Net expenses	6,588,690
Net investment income	30,101,292
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(52,028,824)
Investments in affiliated issuers	(144,303)
Forward foreign currency exchange contracts	(1,166,613)
Foreign currency transactions	323,505
Net realized loss	(53,016,235)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(119,856,930)
Investments in affiliated issuers	122,515
Forward foreign currency exchange contracts	(200,636)
Foreign currency translations	32,487
Net change in unrealized appreciation (depreciation)	(119,902,564)
Net realized and unrealized loss	(172,918,799)
Net decrease in net assets resulting from operations	$(142,817,507)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,101,292	$108,889,005
Net realized loss on investments	(53,016,235)	(41,709,479)
Net change in unrealized appreciation (depreciation) on investments	(119,902,564)	(39,353,594)
Net increase (decrease) in net assets resulting from operations	(142,817,507)	27,825,932

Distributions to shareholders:
A-Class	(4,703,253)	(14,640,261)
C-Class	(1,841,761)	(5,587,635)
P-Class	(2,269,997)	(13,322,706)
Institutional Class	(21,107,028)	(75,137,743)
R6-Class	(178,568)	(2,302,137)*
Total distributions to shareholders	(30,100,607)	(110,990,482)

Capital share transactions:
Proceeds from sale of shares
A-Class	45,727,828	60,624,023
C-Class	4,383,586	14,215,093
P-Class	10,822,672	97,670,860
Institutional Class	240,526,448	594,221,256
R6-Class	6,821,639	87,641,260 *
Distributions reinvested
A-Class	3,657,511	12,049,838
C-Class	1,388,688	4,283,336
P-Class	2,268,544	13,315,826
Institutional Class	16,546,976	60,508,720
R6-Class	178,342	2,301,889 *
Cost of shares redeemed
A-Class	(105,174,399)	(257,341,946)
C-Class	(27,864,841)	(74,471,779)
P-Class	(75,678,428)	(351,356,453)
Institutional Class	(613,863,899)	(1,759,648,479)
R6-Class	(76,413,229)	(17,825,386)*
Net decrease from capital share transactions	(566,672,562)	(1,513,811,942)
Net decrease in net assets	(739,590,676)	(1,596,976,492)

Net assets:
Beginning of period	1,620,768,395	3,217,744,887
End of period	$881,177,719	$1,620,768,395

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019

Capital share activity:
Shares sold
A-Class	1,837,732	2,381,654
C-Class	174,447	559,608
P-Class	432,171	3,847,865
Institutional Class	9,761,164	23,392,664
R6-Class	272,521	3,453,140 *
Shares issued from reinvestment of distributions
A-Class	148,865	475,414
C-Class	56,588	169,122
P-Class	91,920	525,337
Institutional Class	672,569	2,385,506
R6-Class	7,152	90,637 *
Shares redeemed
A-Class	(4,406,042)	(10,159,897)
C-Class	(1,149,148)	(2,940,946)
P-Class	(3,055,413)	(13,879,455)
Institutional Class	(25,270,492)	(69,438,343)
R6-Class	(3,045,251)	(704,816)*
Net decrease in shares	(23,471,217)	(59,842,510)

*	Since commencement of operations: March 13, 2019.

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$25.23	$25.92	$26.01	$25.92	$25.88	$26.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.54	1.17	1.04	.93	.99	1.04
Net gain (loss) on investments (realized and unrealized)	(3.61)	(.67)	(.07)	.10	.12	(.42)
Total from investment operations	(3.07)	.50	.97	1.03	1.11	.62
Less distributions from:
Net investment income	(.54)	(1.19)	(1.06)	(.94)	(1.07)	(1.18)
Net realized gains	—	—	—	—	—	(.08)
Total distributions	(.54)	(1.19)	(1.06)	(.94)	(1.07)	(1.26)
Net asset value, end of period	$21.62	$25.23	$25.92	$26.01	$25.92	$25.88

Total Return[c]	(12.39%)	2.01%	3.80%	4.03%	4.47%	2.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149,728	$235,752	$431,562	$534,911	$452,611	$400,270
Ratios to average net assets:
Net investment income (loss)	4.38%	4.60%	4.02%	3.58%	3.88%	3.97%
Total expenses[d]	1.27%	1.23%	1.15%	1.13%	1.20%	1.19%
Net expenses[e,f,g]	1.10%	1.07%	1.03%	1.04%	1.03%	1.03%
Portfolio turnover rate	8%	10%	33%	44%	35%	44%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$25.22	$25.91	$26.00	$25.91	$25.87	$26.51
Income (loss) from investment operations:
Net investment income (loss)[b]	.45	.98	.85	.74	.80	.85
Net gain (loss) on investments (realized and unrealized)	(3.61)	(.67)	(.07)	.10	.12	(.43)
Total from investment operations	(3.16)	.31	.78	.84	.92	.42
Less distributions from:
Net investment income	(.45)	(1.00)	(.87)	(.75)	(.88)	(.98)
Net realized gains	—	—	—	—	—	(.08)
Total distributions	(.45)	(1.00)	(.87)	(.75)	(.88)	(1.06)
Net asset value, end of period	$21.61	$25.22	$25.91	$26.00	$25.91	$25.87

Total Return[c]	(12.73%)	1.26%	3.03%	3.26%	3.68%	1.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,552	$112,481	$172,906	$204,008	$197,296	$145,808
Ratios to average net assets:
Net investment income (loss)	3.63%	3.86%	3.29%	2.83%	3.13%	3.23%
Total expenses[d]	1.98%	1.93%	1.87%	1.83%	1.93%	1.91%
Net expenses[e,f,g]	1.85%	1.82%	1.78%	1.79%	1.78%	1.78%
Portfolio turnover rate	8%	10%	33%	44%	35%	44%

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$25.24	$25.93	$26.02	$25.93	$25.89	$26.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.55	1.17	1.05	.94	.99	.40
Net gain (loss) on investments (realized and unrealized)	(3.62)	(.67)	(.08)	.09	.12	(.46)
Total from investment operations	(3.07)	.50	.97	1.03	1.11	(.06)
Less distributions from:
Net investment income	(.54)	(1.19)	(1.06)	(.94)	(1.07)	(.42)
Total distributions	(.54)	(1.19)	(1.06)	(.94)	(1.07)	(.42)
Net asset value, end of period	$21.63	$25.24	$25.93	$26.02	$25.93	$25.89

Total Return	(12.39%)	2.01%	3.80%	4.03%	4.46%	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,978	$135,036	$385,306	$360,829	$124,974	$20,536
Ratios to average net assets:
Net investment income (loss)	4.40%	4.59%	4.05%	3.59%	3.86%	3.68%
Total expenses[d]	1.43%	1.22%	1.15%	1.16%	1.06%	1.04%
Net expenses[e,f,g]	1.10%	1.07%	1.03%	1.03%	1.03%	1.02%
Portfolio turnover rate	8%	10%	33%	44%	35%	44%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$25.25	$25.95	$26.03	$25.94	$25.90	$26.54
Income (loss) from investment operations:
Net investment income (loss)[b]	.57	1.23	1.11	1.00	1.05	1.10
Net gain (loss) on investments (realized and unrealized)	(3.61)	(.68)	(.07)	.10	.12	(.42)
Total from investment operations	(3.04)	.55	1.04	1.10	1.17	.68
Less distributions from:
Net investment income	(.57)	(1.25)	(1.12)	(1.01)	(1.13)	(1.24)
Net realized gains	—	—	—	—	—	(.08)
Total distributions	(.57)	(1.25)	(1.12)	(1.01)	(1.13)	(1.32)
Net asset value, end of period	$21.64	$25.25	$25.95	$26.03	$25.94	$25.90

Total Return	(12.28%)	2.21%	4.08%	4.28%	4.71%	2.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$592,332	$1,065,820	$2,227,970	$2,590,393	$1,643,932	$1,231,352
Ratios to average net assets:
Net investment income (loss)	4.61%	4.83%	4.28%	3.83%	4.11%	4.18%
Total expenses[d]	0.99%	0.92%	0.84%	0.82%	0.87%	0.85%
Net expenses[e,f,g]	0.86%	0.83%	0.79%	0.79%	0.79%	0.79%
Portfolio turnover rate	8%	10%	33%	44%	35%	44%

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended March 31, 2020[a]	Period Ended Sept. 30, 2019[i]
Per Share Data
Net asset value, beginning of period	$25.25	$25.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.58	.69
Net gain (loss) on investments (realized and unrealized)	(3.62)	(.14)
Total from investment operations	(3.04)	.55
Less distributions from:
Net investment income	(.57)	(.68)
Total distributions	(.57)	(.68)
Net asset value, end of period	$21.64	$25.25

Total Return	(12.27%)	2.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,588	$71,680
Ratios to average net assets:
Net investment income (loss)	4.64%	4.89%
Total expenses[d]	0.85%	0.85%
Net expenses[e,f,g]	0.84%	0.84%
Portfolio turnover rate	8%	10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	—	—	—
C-Class	0.00%*	—	0.01%	—
P-Class	0.00%*	—	—	—
Institutional Class	0.00%*	—	—	0.01%
R6-Class	0.00%*	0.00%*	N/A	N/A

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
C-Class	1.77%	1.77%	1.77%	1.77%	1.77%	1.77%
P-Class	1.02%	1.02%	1.02%	1.02%	1.02%	1.01%
Institutional Class	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
R6-Class[i]	0.78%	0.78%	N/A	N/A	N/A	N/A

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At March 31, 2020, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2020.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(c) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2020, are disclosed in the Statement of Operations.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$7,509,115	$124,131,352

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2020:

	Primary Risk Exposure	Forward Foreign Currency Exchange Risk
Asset Derivative Investments Value	Foreign exchange risk	$1,889,046
Liability Derivative Investments Value	Foreign exchange risk	$12,111

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Primary Risk Exposure	Forward Foreign Currency Exchange Risk
Foreign exchange risk	$(1,166,613)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Primary Risk Exposure	Forward Foreign Currency Exchange Risk
Foreign exchange risk	$(200,636)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$1,889,046	$—	$1,889,046	$(1,899)	$(1,480,000)	$407,147

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$12,111	$—	$12,111	$(1,899)	$—	$10,212

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$1,480,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.02%	11/30/12	02/01/21
C-Class	1.77%	11/30/12	02/01/21
P-Class	1.02%	05/01/15	02/01/21
Institutional Class	0.78%	11/30/12	02/01/21
R6-Class	0.78%	03/13/19	02/01/21

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2020	2021	2022	2023	Fund Total
A-Class	$517,450	$572,780	$478,648	$181,013	$1,749,891
C-Class	108,761	176,311	165,085	65,631	515,788
P-Class	323,982	442,125	423,256	170,245	1,359,608
Institutional Class	859,890	1,285,384	1,382,501	599,010	4,126,785
R6-Class	—	—	2,108	581	2,689

For the period ended March 31, 2020, GI recouped $5,723 from the Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2020, GFD retained sales charges of $87,029 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,055,715,684	$—	$(189,573,328)	$(189,573,328)

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Securities Transactions

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$97,001,195	$669,567,566

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$—	$279,306	$(9,724)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of March 31, 2020, were as follows:

Borrower	Maturity Date	Face Amount	Value
American Express GBT	02/26/27	$2,392,699	$346,941
Aspect Software, Inc.	07/15/23	536,578	5,967
		$2,929,277	$352,908

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1]	12/27/11	$723,184	$8,965
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,160,811	63,991
		$1,883,995	$72,956

[1]	Security is in default of interest and/or principal obligations.

Note 10 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2020, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at March 31, 2020	Average Balance Outstanding	Average Interest Rate
16	$27,368,288	$28,322,596	2.71%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse repurchase agreements	$27,368,288	$—	$27,368,288	$(27,368,288)	$—	$—

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

As of March 31, 2020, there was $27,368,288 in reverse repurchase agreements outstanding. The Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
RBC Capital Markets LLC	2.75% - 2.95%	04/06/20	$27,368,288

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of March 31, 2020, aggregated by asset class of the related collateral pledged by the Fund:

Asset Type	Up to 30 Days	Total
Corporate Bonds	$27,368,288	$27,368,288
Gross amount of recognized liabilities for reverse repurchase agreements	$27,368,288	$27,368,288

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2020.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the Fund in the amount of $40,594.

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Total Return Bond Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	TRB-SEMI-0320x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	73
OTHER INFORMATION	98
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	99
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	106

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The six-month period ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this shareholder report, these events have affected performance of the Total Return Bond Fund (the “Fund”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2020

been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the six months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the six months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.80%	2.28%	$ 1,000.00	$ 1,022.80	$ 4.05
C-Class	1.55%	1.86%	1,000.00	1,018.60	7.82
P-Class	0.80%	2.24%	1,000.00	1,022.40	4.04
Institutional Class	0.51%	2.42%	1,000.00	1,024.20	2.58
R6-Class	0.51%	2.42%	1,000.00	1,024.20	2.58

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.80%	5.00%	$ 1,000.00	$ 1,021.00	$ 4.04
C-Class	1.55%	5.00%	1,000.00	1,017.25	7.82
P-Class	0.80%	5.00%	1,000.00	1,021.00	4.04
Institutional Class	0.51%	5.00%	1,000.00	1,022.45	2.58
R6-Class	0.51%	5.00%	1,000.00	1,022.45	2.58

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expense, the net expense ratio for the Fund would be 0.79%, 1.54%, 0.79% 0.50% and 0.50% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2020

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	October 19, 2016

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	56.4%
AA	4.1%
A	8.1%
BBB	7.4%
BB	0.3%
B	1.4%
CCC	0.9%
CC	0.5%
C	0.2%
NR2	2.5%
Other Instruments	18.2%
Total Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.3%
U.S. Treasury Notes, 2.50% due 01/31/24	3.7%
U.S. Treasury Notes, 2.38% due 02/29/24	3.3%
U.S. Treasury Bonds, 2.88% due 05/15/49	2.4%
U.S. Treasury Bonds, 2.25%	2.4%
U.S. Treasury Notes, 1.50% due 02/15/30	1.5%
U.S. Treasury Bonds, due 02/15/50	1.5%
U.S. Treasury Notes, 2.50% due 02/28/26	1.5%
U.S. Treasury Notes, 1.63% due 09/30/26	1.2%
U.S. Treasury Notes, 2.50% due 02/15/22	0.8%
Top Ten Total	22.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	2.28%	6.12%	3.79%	5.21%
A-Class Shares with sales charge‡	(1.80%)	1.86%	2.79%	4.60%
C-Class Shares	1.86%	5.33%	3.02%	4.44%
C-Class Shares with CDSC§	0.86%	4.33%	3.02%	4.44%
Institutional Class Shares	2.42%	6.46%	4.13%	5.56%
Bloomberg Barclays U.S. Aggregate Bond Index	3.33%	8.93%	3.36%	3.30%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		2.24%	6.13%	3.92%
Bloomberg Barclays U.S. Aggregate Bond Index		3.33%	8.93%	3.56%
		6 Month†	1 Year	Since Inception (10/19/16)
R6-Class Shares		2.42%	6.42%	4.05%
Bloomberg Barclays U.S. Aggregate Bond Index		3.33%	8.93%	3.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
TOTAL RETURN BOND FUND

	Shares	Value
COMMON STOCKS† - 0.0%

Industrial - 0.0%
API Heat Transfer Parent LLC*,††	42,528	$11,695
BP Holdco LLC*,†††,1,2	532	139
Vector Phoenix Holdings, LP*,†††,1	532	38
Total Industrial		11,872

Total Common Stocks
(Cost $21,071)		11,872

PREFERRED STOCKS†† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	9	6,931
Total Preferred Stocks
(Cost $7,237)		6,931

EXCHANGE-TRADED FUNDS† - 4.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,095,600	629,357,556
iShares iBoxx High Yield Corporate Bond ETF	1,057,570	81,506,920
Total Exchange-Traded Funds
(Cost $700,490,583)		710,864,476

MUTUAL FUNDS† - 0.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,643,828	25,830,200
Guggenheim Strategy Fund III[2]	1,062,833	25,582,401
Guggenheim Strategy Fund II2	1,063,254	25,571,258
Total Mutual Funds
(Cost $79,350,483)		76,983,859

MONEY MARKET FUND† - 11.7%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 0.46%[3]	1,691,965,196	1,691,965,196
Total Money Market Fund
(Cost $1,691,965,196)		1,691,965,196

	Face Amount~
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 31.6%
Government Agency - 15.8%
Fannie Mae
3.59% due 02/01/29	110,460,101	128,021,156
3.37% due 06/01/39	69,825,000	81,253,283
2.43% due 01/01/30	71,700,000	75,227,271
2.89% due 10/01/29	38,458,000	42,660,393
3.26% due 05/01/34	37,000,000	42,442,159
3.01% due 09/01/29	36,899,000	40,916,941
3.61% due 04/01/34	31,110,000	36,341,840
3.71% due 04/01/34	26,913,000	31,794,821
3.56% due 04/01/30	26,199,308	30,557,121
3.33% due 05/01/34	25,400,000	28,960,027
3.40% due 02/01/33	25,000,000	28,870,524
3.60% due 03/01/31	24,586,000	28,284,042
3.23% due 01/01/33	23,510,582	26,939,776
2.40% due 03/01/40	27,004,000	26,703,973
3.43% due 09/01/34	22,550,000	26,142,855
3.68% due 04/01/34	20,000,000	23,781,432
2.90% due 11/01/29	21,378,000	23,746,315
2.81% due 09/01/39	20,780,000	22,642,766
2.87% due 09/01/29	20,000,000	22,261,435
3.49% due 04/01/30	18,469,496	21,303,637
3.83% due 05/01/49	19,000,000	21,250,783
3.56% due 03/01/31	18,550,000	21,229,937
2.96% due 11/01/29	18,620,000	20,765,951
3.17% due 02/01/28	18,350,000	20,555,715
2.70% due 10/01/39	18,564,028	20,112,706
3.66% due 03/01/31	16,821,000	19,753,430
4.17% due 02/01/49	15,500,000	19,344,895
2.30% due 11/01/29	17,060,000	17,814,697

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
3.62% due 04/01/34	14,435,000	$17,163,041
2.55% due 12/01/29	15,713,000	16,758,422
4.08% due 04/01/49	12,879,000	15,932,093
3.75% due 03/01/34	13,500,000	15,916,956
3.19% due 02/01/30	13,645,551	15,493,896
3.07% due 01/01/28	13,100,000	14,280,306
2.46% due 01/01/30	13,500,000	14,227,661
3.66% due 03/01/34	11,952,115	14,147,589
2.81% due 01/01/40	12,598,841	13,828,868
3.59% due 04/01/33	11,280,000	13,424,052
2.82% due 10/01/29	12,100,000	13,393,042
3.42% due 09/01/47	12,970,600	13,174,996
4.21% due 10/01/48	9,750,000	12,305,805
3.03% due 12/01/27	10,900,000	11,843,282
3.41% due 02/01/33	10,250,000	11,704,188
3.08% due 10/01/32	10,250,000	11,633,312
3.51% due 04/01/34	9,820,000	11,543,200
3.42% due 04/01/30	9,800,000	11,333,833
3.31% due 01/01/33	9,700,000	11,234,455
3.05% due 10/01/29	9,100,000	10,212,889
2.50% due 03/01/35	9,591,677	9,948,883
3.60% due 03/01/30	8,341,000	9,762,908
3.04% due 01/01/28	8,900,000	9,682,375
3.08% due 01/01/30	8,500,000	9,604,123
3.43% due 03/01/33	8,100,000	9,467,292
2.94% due 10/01/32	8,372,070	9,320,000
1.86% due 11/01/25	8,798,000	8,952,993
3.57% due 06/01/34	7,510,000	8,769,200
3.48% due 04/01/30	7,000,000	8,056,695
3.29% due 03/01/33	6,700,000	7,722,505
2.99% due 09/01/29	6,800,000	7,602,227
3.14% due 01/01/28	6,900,000	7,556,683
3.34% due 05/01/34	6,500,000	7,548,645
3.63% due 04/01/34	6,338,000	7,525,798
4.04% due 08/01/48	6,100,000	7,359,884
2.79% due 01/01/32	6,582,399	7,290,942
2.51% due 11/01/34	6,663,000	7,102,647
2.09% due 04/01/35	6,820,000	6,923,250
2.15% due 09/01/29†††	6,657,000	6,919,322
3.05% due 03/01/50	6,250,000	6,730,868
3.44% due 05/01/34	5,850,000	6,718,552
3.13% due 02/01/28	5,900,000	6,344,030
3.21% due 01/01/33	5,500,000	6,273,028
3.60% due 04/01/33	5,600,000	6,176,599
2.78% due 01/01/35	5,150,000	5,639,128
3.39% due 02/01/30	4,800,000	5,551,644
3.10% due 01/01/33	4,800,000	5,422,224
4.07% due 05/01/49	4,846,774	5,338,236
3.22% due 01/01/30	4,650,000	5,299,833
2.53% due 03/01/35	4,970,000	5,279,505
3.16% due 01/01/30	4,500,000	5,104,797
2.62% due 11/01/28	4,700,000	5,076,341
3.39% due 02/01/33	4,300,000	4,959,922
3.11% due 01/01/28	4,588,148	4,932,834
2.99% due 01/01/40	4,429,000	4,916,938
3.76% due 03/01/37	4,000,000	4,829,285
3.33% due 04/01/30	4,204,012	4,784,158
2.39% due 02/01/27	4,307,000	4,586,296
3.50% due 02/01/48	4,403,925	4,535,413
4.27% due 12/01/33	3,681,343	4,396,864
3.65% due 03/01/33	3,600,000	4,262,394
3.69% due 03/01/29	3,500,000	4,045,496
4.24% due 08/01/48	3,400,000	4,017,126
3.92% due 04/01/39	3,198,000	3,966,908
2.50% due 01/01/50	3,737,672	3,874,799
3.11% due 11/01/27	3,500,000	3,861,025
2.94% due 02/01/40	3,490,252	3,841,254
3.77% due 03/01/31	3,200,000	3,765,168
4.00% due 12/01/38	3,468,326	3,741,336
3.50% due 12/01/47	3,470,161	3,698,573
4.50% due 04/01/48	3,310,061	3,572,504
2.60% due 10/01/34	3,200,000	3,443,584
3.18% due 01/01/30	3,000,000	3,403,403
2.84% due 01/01/35	3,000,000	3,308,112
3.36% due 05/01/34	2,715,127	3,155,823
3.94% due 06/01/35	2,600,000	3,130,693
2.96% due 10/01/49	2,944,544	3,066,666
2.66% due 01/01/35	2,742,092	2,984,910
3.12% due 02/01/28	2,600,000	2,907,554
3.50% due 12/01/46	2,710,651	2,874,726
2.33% due 10/01/31	2,684,000	2,869,857
2.62% due 11/01/29	2,635,000	2,810,871
2.86% due 01/01/33	2,524,000	2,798,853
3.53% due 04/01/33	2,500,000	2,744,649
3.58% due 12/01/27	2,253,767	2,560,128
2.92% due 03/01/50	2,438,000	2,525,664
3.51% due 11/01/37	2,150,000	2,516,724
3.26% due 11/01/46	2,494,936	2,504,341
2.53% due 12/01/26	2,250,000	2,406,692

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
4.00% due 01/01/46	2,220,439	$2,396,240
3.55% due 04/01/33	2,150,000	2,363,550
2.69% due 10/01/34	2,332,128	2,285,117
3.16% due 11/01/30	1,983,781	2,232,747
2.68% due 04/01/50†††	2,000,000	2,152,688
4.00% due 08/01/47	1,850,377	2,002,411
3.50% due 12/01/45	1,853,234	1,976,874
2.77% due 02/01/36	1,792,079	1,934,366
3.46% due 08/01/49	1,734,352	1,863,665
3.14% due 12/01/32	1,600,000	1,812,870
2.57% due 10/01/29	1,700,000	1,807,896
3.00% due 07/01/46	1,630,066	1,720,505
3.27% due 01/01/30	1,350,000	1,543,150
2.97% due 11/01/25	1,358,934	1,473,543
3.02% due 11/01/27	1,300,000	1,415,650
3.27% due 08/01/34	1,312,475	1,386,315
2.89% due 05/01/33	1,247,127	1,376,451
3.74% due 02/01/48	1,286,954	1,357,676
4.05% due 09/01/48	1,186,256	1,302,190
2.34% due 05/01/27	1,081,559	1,150,458
3.13% due 01/01/30	1,000,000	1,130,426
3.96% due 06/01/49	989,436	1,102,500
3.18% due 09/01/42	896,573	996,177
3.60% due 10/01/47	961,846	992,357
4.50% due 02/01/45	881,360	967,393
3.91% due 07/01/49	693,529	852,355
3.36% due 12/01/39	700,000	814,658
3.63% due 01/01/37	726,111	790,593
2.75% due 11/01/31	643,986	699,862
5.00% due 05/01/44	626,610	685,117
2.51% due 02/01/48	610,000	617,345
5.00% due 12/01/44	538,987	592,872
4.50% due 05/01/47	536,506	584,325
4.87% due 04/01/49†††	543,237	564,966
3.50% due 08/01/43	526,415	564,640
4.33% due 09/01/48	342,680	439,937
4.22% due 04/01/49	315,000	390,038
Freddie Mac Multifamily Structured Pass Through Certificates
2017-KIR3, 3.28% due 08/25/27	91,932,800	103,763,834
2017-KGX1, 3.00% due 10/25/27	81,400,000	91,175,351
2017-KW03, 3.02% due 06/25/27	65,900,000	73,959,537
2019-1513, 2.80% due 08/25/34	67,000,000	73,022,798
2018-K074, 3.60% due 02/25/28	34,823,000	39,998,039
2020-KJ28, 2.31% due 10/25/27	29,862,000	31,873,764
2017-K066, 3.20% due 06/25/27	19,507,000	21,853,216
2019-KJ27, 2.59% due 03/25/25	18,500,000	19,735,143
2017-K061, 3.44% (WAC) due 11/25/26[4]	15,000,000	16,733,526
2016-K060, 3.30% (WAC) due 10/25/26[4]	13,000,000	14,366,477
2018-K073, 3.45% (WAC) due 01/25/28[4]	11,600,000	13,256,104
2018-K078, 3.92% due 06/25/28	10,150,000	11,957,688
2017-K069, 3.25% (WAC) due 09/25/27[4]	10,000,000	11,186,067
2016-K057, 2.62% due 08/25/26	10,000,000	10,644,664
2018-K154, 3.46% due 11/25/32	8,500,000	10,356,179
2016-K152, 3.08% due 01/25/31	7,090,000	8,054,958
2017-K070, 3.36% due 12/25/27	6,000,000	6,815,964
2015-K151, 3.51% due 04/25/30	2,105,000	2,507,183
2015-K043, 0.54% (WAC) due 12/25/24[4,5]	43,690,113	952,702
2014-K715, 2.86% due 01/25/21	436,895	441,080

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	52,100,000	$56,862,164
2018-M3, 3.09% (WAC) due 02/25/30[4]	7,800,000	8,596,104
Freddie Mac
3.55% due 10/01/33	4,616,272	5,376,214
2018-4762, 4.00% due 01/15/46	4,673,889	5,058,763
3.50% due 01/01/44	2,185,877	2,339,840
4.00% due 02/01/46	2,032,031	2,194,510
3.26% due 09/01/45	1,909,314	2,153,696
3.00% due 08/01/46	1,656,388	1,747,646
4.50% due 06/01/48	1,603,240	1,727,232
4.00% due 11/01/45	1,586,334	1,714,095
3.40% due 04/01/31	1,000,000	1,147,902
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[5,6]	750,531,415	2,158,153
Total Government Agency		2,285,974,983

Residential Mortgage Backed Securities - 12.0%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T3, 2.51% due 09/15/52[6]	74,650,000	71,147,310
2019-T4, 2.33% due 10/15/51[6]	62,250,000	60,315,158
2019-T5, 2.43% due 10/15/51[6]	51,500,000	50,341,688
2019-T2, 2.52% due 08/15/53[6]	30,500,000	28,542,486
Soundview Home Loan Trust
2006-OPT5, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	69,123,562	63,209,772
2005-OPT3, 1.42% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[4]	19,495,000	17,788,074
2007-1, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 03/25/37[4]	1,230,060	1,208,972
Home Equity Loan Trust
2007-FRE1, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	90,001,291	75,059,574
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[4,6]	28,706,821	27,538,838
2019-1, 2.94% (WAC) due 06/25/49[4,6]	24,650,226	24,485,449
2020-1, 2.56% (WAC) due 02/25/50[4,6]	12,439,622	11,934,149
2020-1, 2.41% (WAC) due 02/25/50[4,6]	9,568,940	9,180,736
Verus Securitization Trust
2020-1, 2.42% (WAC) due 01/25/60[4,6]	38,072,614	36,544,181
2019-4, 2.64% due 11/25/59[6,7]	35,387,911	35,828,965
Freddie Mac STACR Trust
2020-DNA2, 1.70% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 02/25/50[4,6]	26,500,000	25,236,255

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2019-DNA4, 1.65% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/25/49[4,6]	16,843,334	$16,617,744
2020-DNA1, 1.65% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 01/25/50[4,6]	10,000,000	9,698,024
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[4,6]	34,576,749	33,942,214
2019-NQM2, 2.75% (WAC) due 11/25/59[4,6]	17,138,016	16,554,454
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 1.58% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[4]	40,739,013	37,015,569
2006-BC4, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[4]	5,404,498	4,943,877
2006-BC3, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[4]	5,370,811	4,647,445
2006-BC6, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/25/37[4]	633,591	594,858
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[4,6]	28,899,922	27,500,761
2019-2, 2.70% (WAC) due 09/25/59[4,6]	19,793,816	18,974,297
CIT Mortgage Loan Trust
2007-1, 2.30% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[4,6]	44,487,730	42,678,250
2007-1, 2.40% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,8]	2,845,245	2,803,694
NovaStar Mortgage Funding Trust Series
2007-2, 1.15% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	46,317,504	41,734,929
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[4,6]	40,567,177	41,324,887
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[4,6]	26,953,431	27,646,560
2018-R2, 3.69% (WAC) due 08/25/57[4,6]	11,928,868	12,158,263

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Alternative Loan Trust
2007-OA4, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 05/25/47[4]	25,725,540	$20,943,684
2007-OH3, 1.24% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[4]	9,698,132	8,674,295
2005-38, 1.30% (1 Month USD LIBOR + 0.35%, Rate Floor: 0.35%) due 09/25/35[4]	7,271,474	6,274,329
2007-OA7, 1.13% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[4]	4,202,453	3,281,722
Ocwen Master Advance Receivables Trust
2019-T2, 2.42% due 08/15/51[6]	39,100,000	38,513,203
New Residential Mortgage Loan Trust
2019-6A, 3.50% (WAC) due 09/25/59[4,6]	16,006,164	16,296,774
2018-1A, 4.00% (WAC) due 12/25/57[4,6]	13,280,044	13,730,482
2018-2A, 3.50% (WAC) due 02/25/58[4,6]	3,689,238	3,756,701
2017-5A, 2.45% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4,8]	2,705,128	2,563,310
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE6, 1.13% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/37[4]	27,555,712	22,648,946
2006-NC1, 1.33% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[4]	7,800,000	7,322,631
2007-HE6, 1.01% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[4]	3,751,697	3,061,480
2007-HE6, 1.20% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 05/25/37[4]	2,755,698	2,277,093
NRPL Trust
2019-3A, 3.00% due 07/25/59[6]	32,105,877	32,269,855
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[4,6]	20,298,950	19,387,191
2018-4A, 4.29% (WAC) due 10/25/58[4,6]	5,695,913	5,775,540
2017-3A, 2.58% (WAC) due 10/25/47[4,8]	3,065,522	3,066,121
2018-1A, 3.03% (WAC) due 12/25/57[4,8]	1,656,329	1,636,523
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[4,6]	17,808,728	17,608,054

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2019-RM3, 2.80% (WAC) due 06/25/69[4,6]	12,428,041	$11,945,259
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	24,951,884	22,516,874
2006-HE3, 1.31% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/36[4]	6,636,863	6,513,601
SG Residential Mortgage Trust
2019-3, 2.70% (WAC) due 09/25/59[4,6]	29,803,057	28,765,892
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[5]	170,028,319	28,505,877
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[4,6]	13,297,181	13,307,557
2017-5, 1.55% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[4,6]	9,121,162	8,800,675
2018-1, 3.00% (WAC) due 01/25/58[4,6]	6,013,666	6,041,260
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[4,6]	17,489,457	16,860,468
2005-HE3, 1.68% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 09/25/35[4]	11,687,000	11,032,350
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
2019-T1, 2.24% due 10/15/51[6]	28,000,000	27,380,903
HSI Asset Securitization Corporation Trust
2006-OPT2, 1.34% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 01/25/36[4]	29,140,000	27,114,493
Angel Oak Mortgage Trust
2020-1, 2.77% (WAC) due 12/25/59[4,6]	11,432,694	11,328,819
2020-1, 2.67% (WAC) due 12/25/59[4,6]	8,895,722	8,814,821
2017-3, 2.71% (WAC) due 11/25/47[4,6]	5,437,931	5,323,667
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[4,6]	21,268,284	20,347,331
2020-1, 2.68% (WAC) due 02/25/24[4,6]	5,292,340	5,063,499
RALI Series Trust
2007-QO4, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/47[4]	8,024,880	6,424,954

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-QO2, 1.17% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[4]	19,362,647	$4,582,645
2007-QO2, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[4]	10,063,225	4,448,429
2005-QO1, 1.25% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/35[4]	3,874,369	3,014,735
2006-QS8, 1.40% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 08/25/36[4]	3,189,508	2,238,125
2007-QO3, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 03/25/47[4]	1,531,154	1,258,780
2006-QO2, 1.22% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[4]	4,773,047	1,169,484
Fannie Mae Connecticut Avenue Securities
2016-C01, 7.70% (1 Month USD LIBOR + 6.75%, Rate Floor: 0.00%) due 08/25/28[4]	11,940,364	11,401,737
2016-C06, 5.20% (1 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 04/25/29[4]	11,095,000	10,671,137
Connecticut Avenue Securities Trust
2019-R07, 1.72% (1 Month USD LIBOR + 0.77%, Rate Floor: 0.00%) due 10/25/39[4,6]	12,382,929	12,076,662
2020-R01, 1.75% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 01/25/40[4,6]	9,895,412	9,461,533
First NLC Trust
2005-4, 1.34% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[4]	20,857,139	18,989,199
2005-1, 1.41% (1 Month USD LIBOR + 0.46%, Rate Cap/Floor: 14.00%/0.23%) due 05/25/35[4]	2,807,415	2,357,746
LSTAR Securities Investment Limited
2019-5, 3.08% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/01/24[4,6]	21,258,111	20,949,124
Countrywide Asset-Backed Certificates
2006-6, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	20,729,259	19,468,020
2005-15, 1.40% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 03/25/36[4]	1,500,000	1,261,317

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
GSAMP Trust
2007-NC1, 1.08% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[4]	32,935,933	$17,346,839
2005-HE6, 1.39% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[4]	229,424	226,600
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 2.80% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46[4]	13,586,495	10,313,597
2006-AR9, 2.81% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[4]	6,263,121	4,863,641
2006-7, 4.25% due 09/25/36	2,536,090	1,030,517
2006-8, 4.31% due 10/25/36	421,490	201,509
HarborView Mortgage Loan Trust
2006-14, 0.90% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	10,306,009	8,037,981
2006-12, 0.94% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[4]	8,437,608	6,726,901
Nationstar Home Equity Loan Trust
2007-B, 1.17% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	15,382,282	14,575,620
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[4]	15,550,592	13,707,550
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[6,7]	13,623,283	13,079,905
First Franklin Mortgage Loan Trust
2006-FF3, 1.24% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 02/25/36[4]	8,616,000	7,797,915
2004-FF10, 2.22% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[4]	5,476,264	5,119,330
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[4,6]	10,423,135	10,308,100
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 1.07% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[4]	14,768,336	7,503,710

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-HE2, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	2,004,996	$1,959,000
LSTAR Securities Investment Trust
2019-1, 3.28% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[4,6]	9,080,308	8,945,556
Lehman XS Trust Series
2007-2N, 1.13% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37[4]	7,444,453	6,006,171
2007-15N, 1.20% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.00%) due 08/25/37[4]	3,169,508	2,664,186
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[4,6]	5,236,772	4,371,694
2007-HE2A, 1.08% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[4,6]	4,439,627	4,250,430
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 1.35% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[4]	10,072,000	8,313,614
CSMC Series
2015-12R, 2.16% (WAC) due 11/30/37[4,6]	8,715,505	8,277,055
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 1.25% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 04/25/36[4]	6,105,002	5,059,165
2007-OA2, 2.74% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[4]	3,478,522	2,786,038
American Home Mortgage Assets Trust
2006-4, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 10/25/46[4]	10,212,610	5,956,490
2006-6, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/46[4]	2,351,928	1,645,566
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 2.78% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[4]	7,086,539	5,399,546
2006-AR13, 2.85% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46[4]	1,439,285	1,139,912

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-AR11, 2.89% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46[4]	1,209,666	$1,004,759
Impac Secured Assets CMN Owner Trust
2005-2, 1.20% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/36[4]	11,117,257	5,473,702
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 1.97% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[4]	5,700,000	5,332,444
Structured Asset Investment Loan Trust
2005-11, 1.67% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[4]	4,725,955	4,295,307
2006-3, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[4]	879,938	814,333
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 1.44% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[4]	5,435,000	5,064,941
IndyMac INDX Mortgage Loan Trust
2005-AR18, 1.73% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 10.50%/0.78%) due 10/25/36[4]	6,690,902	4,730,723
ASG Resecuritization Trust
2010-3, 2.21% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45[4,6]	5,204,948	4,588,631
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/25/29[4,6]	3,840,702	3,792,487
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 1.24% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[4]	3,541,325	3,230,404
CWABS Asset-Backed Certificates Trust
2004-15, 2.30% (1 Month USD LIBOR + 1.35%, Rate Floor: 0.90%) due 04/25/35[4]	3,490,000	3,219,991
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 1.20% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[4]	4,656,726	2,945,952

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Morgan Stanley Resecuritization Trust
2014-R9, 1.76% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/26/46[4,8]	3,128,529	$2,843,927
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 1.45% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.25%) due 12/25/35[4]	2,871,228	2,778,352
Luminent Mortgage Trust
2006-2, 1.15% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[4]	3,513,785	2,618,704
GSAA Trust
2005-10, 1.60% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 06/25/35[4]	2,188,877	2,124,086
Nomura Resecuritization Trust
2015-4R, 2.11% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,8]	1,421,731	1,367,762
2015-4R, 3.25% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 12/26/36[4,8]	716,501	684,241
GSAA Home Equity Trust
2006-3, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 03/25/36[4]	3,547,892	1,688,979
2007-7, 1.22% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 07/25/37[4]	196,414	178,208
Banc of America Funding Trust
2015-R4, 1.80% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[4,8]	1,416,638	1,384,619
RFMSI Series Trust
2006-S11, 6.00% due 11/25/36	1,269,060	1,165,916
Impac Secured Assets Trust
2006-2, 1.12% (1 Month USD LIBOR + 0.17%, Rate Cap/Floor: 11.50%/0.17%) due 08/25/36[4]	1,459,994	1,129,731
GSMSC Resecuritization Trust
2015-5R, 1.77% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[4,8]	1,066,928	1,056,405
Alliance Bancorp Trust
2007-OA1, 1.19% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[4]	878,259	657,313

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	482,811	$497,740
Morgan Stanley Re-REMIC Trust
2010-R5, 3.90% due 06/26/36[8]	234,160	184,760
Irwin Home Equity Loan Trust
2007-1, 6.35% due 08/25/37[8]	67,051	65,068
BCAP LLC
2014-RR2, 2.23% (WAC) due 03/26/36[4,8]	17,102	16,997
Total Residential Mortgage Backed Securities		1,748,272,960

Commercial Mortgage Backed Securities - 2.4%
Morgan Stanley Capital I Trust
2014-MP, 3.47% due 08/11/33[6]	86,742,500	87,054,400
2014-CPT, 3.35% due 07/13/29[6]	15,000,000	14,773,905
2014-CPT, 3.45% (WAC) due 07/13/29[4,6]	5,800,000	5,720,672
2016-UBS9, 4.61% (WAC) due 03/15/49[4]	275,000	232,461
Citigroup Commercial Mortgage Trust
2019-GC43, 0.63% (WAC) due 11/10/52[4,5]	219,882,375	10,250,938
2019-GC41, 1.19% (WAC) due 08/10/56[4,5]	104,885,027	7,487,176
2016-C2, 1.76% (WAC) due 08/10/49[4,5]	33,636,791	2,799,361
2016-P4, 1.98% (WAC) due 07/10/49[4,5]	31,977,906	2,727,210
2016-P5, 1.52% (WAC) due 10/10/49[4,5]	30,939,165	2,030,429
2016-GC37, 1.75% (WAC) due 04/10/49[4,5]	18,596,945	1,451,657
2015-GC35, 0.85% (WAC) due 11/10/48[4,5]	33,348,934	998,404
2015-GC29, 1.08% (WAC) due 04/10/48[4,5]	20,389,511	853,894
2016-C3, 1.16% (WAC) due 11/15/49[4,5]	12,081,759	606,483
2013-GC15, 4.37% (WAC) due 09/10/46[4]	380,000	404,984
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.06% (WAC) due 07/15/50[4,5]	73,467,467	4,055,955
2016-BNK1, 1.76% (WAC) due 08/15/49[4,5]	36,781,112	3,076,935
2017-RB1, 1.25% (WAC) due 03/15/50[4,5]	40,234,197	2,750,112
2016-C35, 1.95% (WAC) due 07/15/48[4,5]	26,471,321	2,339,255
2017-C42, 0.89% (WAC) due 12/15/50[4,5]	35,139,682	1,918,191
2017-RC1, 1.50% (WAC) due 01/15/60[4,5]	25,913,967	1,828,878
2016-NXS5, 1.49% (WAC) due 01/15/59[4,5]	26,092,270	1,579,984

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2015-NXS4, 0.88% (WAC) due 12/15/48[4,5]	33,766,248	$1,432,739
2016-C32, 4.73% (WAC) due 01/15/59[4]	1,400,000	1,399,287
2015-P2, 0.98% (WAC) due 12/15/48[4,5]	33,875,138	1,240,450
2015-C30, 0.89% (WAC) due 09/15/58[4,5]	31,218,802	1,212,607
2015-NXS1, 1.12% (WAC) due 05/15/48[4,5]	9,205,973	396,760
2015-NXS4, 4.22% (WAC) due 12/15/48[4]	64,000	61,463
BANK
2019-BN22, 0.61% (WAC) due 11/15/62[4,5]	156,795,373	7,084,407
2019-BN23, 0.70% (WAC) due 12/15/52[4,5]	99,932,504	5,273,358
2020-BN25, 0.44% (WAC) due 01/15/63[4,5]	140,000,000	5,058,158
2017-BNK6, 0.84% (WAC) due 07/15/60[4,5]	43,081,904	1,872,184
2017-BNK4, 1.42% (WAC) due 05/15/50[4,5]	13,050,617	860,686
COMM Mortgage Trust
2018-COR3, 0.45% (WAC) due 05/10/51[4,5]	198,043,512	6,052,031
2015-CR26, 0.95% (WAC) due 10/10/48[4,5]	85,908,600	3,507,657
2013-WWP, 3.90% due 03/10/31[6]	2,000,000	2,084,644
2015-CR24, 0.77% (WAC) due 08/10/48[4,5]	48,091,432	1,603,561
2015-CR23, 0.92% (WAC) due 05/10/48[4,5]	41,989,245	1,405,582
2015-CR27, 1.10% (WAC) due 10/10/48[4,5]	30,447,136	1,163,071
2013-CR13, 0.77% (WAC) due 11/10/46[4,5]	37,124,161	882,790
2015-CR23, 3.80% due 05/10/48	700,000	707,405
2014-LC15, 1.10% (WAC) due 04/10/47[4,5]	11,487,631	404,247
GS Mortgage Securities Trust
2020-GC45, 0.68% (WAC) due 02/13/53[4,5]	135,104,924	6,636,043
2019-GC42, 0.81% (WAC) due 09/01/52[4,5]	69,914,338	4,075,908
2016-GS4, 2.99% due 11/10/29[6]	4,055,000	4,020,347
2017-GS6, 1.04% (WAC) due 05/10/50[4,5]	42,591,447	2,441,619
2015-GC28, 1.02% (WAC) due 02/10/48[4,5]	16,406,873	636,513
CGRBS Commercial Mortgage Trust
2013-VN05, 3.37% due 03/13/35[6]	15,110,000	14,960,632
JPMDB Commercial Mortgage Securities Trust
2017-C7, 0.90% (WAC) due 10/15/50[4,5]	137,562,938	6,608,895

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2016-C4, 0.81% (WAC) due 12/15/49[4,5]	85,989,459	$3,597,713
2016-C2, 1.67% (WAC) due 06/15/49[4,5]	32,232,409	1,937,442
2017-C5, 0.94% (WAC) due 03/15/50[4,5]	8,626,859	435,863
BENCHMARK Mortgage Trust
2019-B14, 0.79% (WAC) due 12/15/62[4,5]	109,868,674	5,561,948
2018-B2, 0.42% (WAC) due 02/15/51[4,5]	132,027,217	3,052,694
2018-B6, 0.44% (WAC) due 10/10/51[4,5]	64,685,501	1,630,760
CSAIL Commercial Mortgage Trust
2019-C15, 1.05% (WAC) due 03/15/52[4,5]	97,305,388	6,584,120
2015-C1, 0.84% (WAC) due 04/15/50[4,5]	52,417,456	1,720,802
Cantor Commercial Real Estate Lending
2019-CF3, 0.72% (WAC) due 01/15/53[4,5]	149,846,695	7,691,361
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.25% (WAC) due 02/10/37[4,6]	4,350,000	3,758,397
2020-DUNE, 2.06% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 12/15/36[4,6]	3,750,000	2,991,267
Bancorp Commercial Mortgage Trust
2018-CR3, 1.96% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[4,6]	7,075,000	6,657,496
Aventura Mall Trust
2013-AVM, 3.74% (WAC) due 12/05/32[4,6]	6,600,000	6,516,223
GRACE Mortgage Trust
2014-GRCE, 3.37% due 06/10/28[6]	6,000,000	6,030,408
CD Mortgage Trust
2017-CD6, 0.96% (WAC) due 11/13/50[4,5]	46,951,675	2,234,599
2016-CD1, 1.41% (WAC) due 08/10/49[4,5]	34,905,947	2,230,857
2016-CD2, 0.67% (WAC) due 11/10/49[4,5]	34,559,472	1,033,563
UBS Commercial Mortgage Trust
2017-C5, 1.01% (WAC) due 11/15/50[4,5]	53,844,671	2,780,280
2017-C2, 1.09% (WAC) due 08/15/50[4,5]	43,010,589	2,479,328
BX Commercial Mortgage Trust
2019-XL, 2.71% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/15/36[4,6]	5,971,253	5,134,234

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP3, 1.43% (WAC) due 08/15/49[4,5]	68,759,749	$4,576,615
JPMBB Commercial Mortgage Securities Trust
2015-C27, 1.17% (WAC) due 02/15/48[4,5]	75,517,559	3,458,969
2013-C12, 0.49% (WAC) due 07/15/45[4,5]	35,799,134	425,992
CD Commercial Mortgage Trust
2017-CD4, 1.31% (WAC) due 05/10/50[4,5]	32,128,227	2,041,036
2017-CD3, 1.02% (WAC) due 02/10/50[4,5]	34,498,481	1,605,987
BBCMS Mortgage Trust
2018-C2, 0.77% (WAC) due 12/15/51[4,5]	58,306,762	3,097,267
JPMCC Commercial Mortgage Securities Trust
2017-JP6, 1.14% (WAC) due 07/15/50[4,5]	58,133,950	3,082,355
CGMS Commercial Mortgage Trust
2017-B1, 0.84% (WAC) due 08/15/50[4,5]	65,738,129	2,904,560
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 0.92% (WAC) due 12/15/47[4,5]	71,304,163	2,780,955
Cam Commercial Mortgage Corp.
2002-CAM2, 6.16% due 12/14/21[6]	2,493,856	2,339,289
GE Business Loan Trust
2007-1A, 0.88% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,6]	2,079,111	1,890,243
CFCRE Commercial Mortgage Trust
2016-C3, 1.02% (WAC) due 01/10/48[4,5]	39,244,278	1,869,790
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.12% (WAC) due 02/15/50[4,5]	24,062,060	1,317,210
DBJPM Mortgage Trust
2017-C6, 1.03% (WAC) due 06/10/50[4,5]	24,816,805	1,241,446
BAMLL Commercial Mortgage Securities Trust
2012-PARK, 2.96% due 12/10/30[6]	500,000	504,959
WFRBS Commercial Mortgage Trust
2013-C12, 1.22% (WAC) due 03/15/48[4,5,6]	9,069,099	247,481
GS Mortgage Securities Corporation II
2013-GC10, 2.94% due 02/10/46	225,000	228,614
Total Commercial Mortgage Backed Securities		345,696,451

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Military Housing - 1.4%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 3.48% (WAC) due 11/25/55[4,6]	64,815,313	$74,532,684
2015-R1, 4.45% (WAC) due 10/25/52[4,6]	13,744,282	15,250,371
2015-R1, 4.11% (WAC) due 11/25/52[4,6]	13,999,625	14,472,362
2015-R1, 0.52% (WAC) due 11/25/55[4,5,6]	169,808,770	12,423,278
2015-R1, 4.11% (WAC) due 11/25/52[4,8]	13,999,625	1,274,904
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51†††,1,6	12,120,193	16,055,932
2008-AMCW, 6.90% due 07/10/55†††,6	8,292,060	12,620,315
2007-AETC, 5.75% due 02/10/52[6]	6,842,751	8,513,271
2007-ROBS, 6.06% due 10/10/52†††,1,6	4,685,026	6,491,962
2006-RILY, 2.09% (1 Month USD LIBOR + 0.37%, Rate Floor: 0.37%) due 07/10/51[4,6]	7,013,931	4,717,207
2007-AET2, 6.06% due 10/10/52†††,1,6	2,130,699	2,954,033
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[6]	22,249,188	27,643,657
2005-DRUM, 5.47% due 05/10/50†††,6	4,556,308	4,957,749
2005-BLIS, 5.25% due 07/10/50†††,1,6	2,500,000	3,099,281
Total Military Housing		205,007,006

Total Collateralized Mortgage Obligations
(Cost $4,460,840,336)		4,584,951,400

U.S. GOVERNMENT SECURITIES†† - 19.9%
U.S. Treasury Notes
2.50% due 01/31/24	500,000,000	541,386,720
2.38% due 02/29/24	441,533,200	476,666,134
1.50% due 02/15/30	208,308,000	224,280,993
2.50% due 02/28/26	195,201,000	218,060,868
1.63% due 09/30/26	163,897,000	175,421,008
2.50% due 02/15/22	118,229,000	123,276,824
1.63% due 10/31/26	65,000,000	69,577,930
1.50% due 09/30/24	46,818,000	49,195,477
1.50% due 10/31/24	18,233,000	19,175,276
2.00% due 04/30/24	12,460,000	13,293,262
2.38% due 05/15/29	5,480,000	6,303,926
0.50% due 03/31/25	3,840,000	3,863,550
2.25% due 08/15/27	3,370,000	3,781,114
2.13% due 05/15/25	2,500,000	2,716,309
U.S. Treasury Bonds
2.88% due 05/15/49	259,100,000	353,539,926
2.25% due 08/15/49	287,528,000	350,278,740
8.00% due 11/15/21	5,600,000	6,308,312
2.88% due 08/15/45	4,600,000	6,163,641
7.88% due 02/15/21	5,500,000	5,872,969
4.38% due 05/15/40	2,790,000	4,436,863
8.13% due 08/15/21	3,900,000	4,325,344
2.38% due 11/15/49	3,200,000	3,986,750
2.75% due 11/15/42	2,580,000	3,337,270
U.S. Treasury Strips
due 02/15/50[9,10]	332,820,000	220,980,458
Total U.S. Government Securities
(Cost $2,610,051,093)		2,886,229,664

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 16.7%
Collateralized Loan Obligations - 9.6%
Midocean Credit CLO VII
2020-7A, 2.79% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[4,6]	52,000,000	$48,530,914
2020-7A, 3.33% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/15/29[4,6]	27,500,000	23,408,278
2020-7A, 3.20% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 07/15/29[4,6]	13,800,000	12,899,786
Venture XIV CLO Ltd.
2020-14A, 2.73% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[4,6]	69,000,000	64,393,705
2020-14A, 3.91% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/28/29[4,6]	22,725,000	18,661,100
BXMT Ltd.
2020-FL2, 1.70% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[4,6]	75,500,000	70,823,824
2020-FL2, 2.20% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 02/16/37[4,6]	11,000,000	10,106,364
THL Credit Wind River CLO Ltd.
2017-2A, 2.70% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[4,6]	53,754,907	52,130,053
2019-1A, 2.71% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[4,6]	27,982,904	27,845,864
Golub Capital Partners CLO Ltd.
2018-36A, 3.04% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,6]	76,300,000	67,038,950
GoldenTree Loan Management US CLO 1 Ltd.
2020-1A, 2.60% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[4,6]	48,250,000	45,017,897
2020-1A, 3.10% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/20/29[4,6]	12,500,000	10,639,732
Palmer Square Loan Funding Ltd.
2019-3A, 2.55% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[4,6]	20,470,550	19,983,028
2018-4A, 2.59% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,6]	19,113,066	18,487,483

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2018-4A, 3.14% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,6]	12,000,000	$10,444,896
NewStar Clarendon Fund CLO LLC
2019-1A, 3.09% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[4,6]	48,143,535	46,998,494
2019-1A, 4.84% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[4,6]	2,000,000	1,750,785
MP CLO VIII Ltd.
2018-2A, 2.71% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,6]	47,730,616	46,185,371
Marathon CLO V Ltd.
2017-5A, 2.57% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[4,6]	27,937,354	26,861,148
2017-5A, 3.15% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[4,6]	18,020,137	15,898,212
Halcyon Loan Advisors Funding Ltd.
2017-3A, 2.72% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[4,6]	43,813,025	42,460,775
Denali Capital CLO XI Ltd.
2018-1A, 2.95% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[4,6]	42,800,000	40,176,531
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,6]	44,300,000	38,867,482
Venture XII CLO Ltd.
2018-12A, 2.41% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[4,6]	30,801,841	29,790,201
2018-12A, 2.81% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 02/28/26[4,6]	6,250,000	5,446,041
NXT Capital CLO LLC
2017-1A, 3.52% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,6]	33,000,000	30,896,174
Mountain View CLO Ltd.
2018-1A, 2.63% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,6]	30,963,704	30,536,836
LoanCore Issuer Ltd.
2018-CRE1, 2.21% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[4,6]	16,747,000	14,903,226

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2019-CRE3, 1.76% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 04/15/34[4,6]	15,057,000	$14,116,769
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.36% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,6]	31,500,000	28,193,766
Telos CLO Ltd.
2017-6A, 3.59% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/17/27[4,6]	32,000,000	28,042,413
Garrison BSL CLO Ltd.
2018-1A, 2.79% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[4,6]	27,300,000	25,614,413
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[6]	20,500,000	19,058,200
2016-2A, 5.29% due 05/12/31[6]	5,000,000	4,932,628
BSPRT Issuer Ltd.
2018-FL3, 1.76% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[4,6]	16,834,670	15,820,622
2018-FL4, 1.76% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[4,6]	8,000,000	7,487,118
OCP CLO Ltd.
2020-4A, 3.25% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/24/29[4,6]	25,500,000	21,699,605
Crown Point CLO III Ltd.
2017-3A, 2.74% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[4,6]	13,272,338	13,083,550
2017-3A, 3.28% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[4,6]	8,280,000	7,259,131
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.09% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,6]	21,400,000	18,798,714
GPMT Ltd.
2019-FL2, 2.01% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[4,6]	17,999,000	16,962,425
Diamond CLO Ltd.
2018-1A, 3.30% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,6]	18,000,000	16,730,001
Monroe Capital CLO Ltd.
2017-1A, 3.50% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/22/26[4,6]	10,100,000	9,188,339

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2017-1A, 3.15% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,6]	7,635,034	$7,495,367
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[6]	15,000,000	13,949,808
Shackleton CLO Ltd.
2017-8A, 3.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[4,6]	5,510,000	4,791,598
2017-8A, 2.75% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[4,6]	4,878,335	4,707,563
2018-6RA, 2.86% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[4,6]	3,500,000	3,368,695
Seneca Park CLO Limited
2017-1A, 3.34% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[4,6]	12,900,000	12,499,495
KVK CLO Ltd.
2017-1A, 2.74% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[4,6]	8,600,000	8,329,275
2018-1A, 2.63% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[4,6]	4,000,000	3,875,267
KREF Ltd.
2018-FL1, 1.90% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[4,6]	12,806,000	12,005,740
Golub Capital Partners CLO 17 Ltd.
2017-17A, 3.44% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[4,6]	12,600,000	11,727,992
Newstar Commercial Loan Funding LLC
2017-1A, 3.62% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[4,6]	12,750,000	11,701,547
Sudbury Mill CLO Ltd.
2017-1A, 3.49% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[4,6]	11,850,000	11,341,723
Marathon CLO VII Ltd.
2017-7A, 3.45% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[4,6]	12,600,000	11,333,700
Mountain Hawk II CLO Ltd.
2018-2A, 3.42% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[4,6]	11,343,139	11,234,767
Avery Point V CLO Ltd.
2017-5A, 2.82% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,6]	11,409,720	11,140,133

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Flagship VII Ltd.
2017-7A, 3.37% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 01/20/26[4,6]	10,935,694	$10,857,588
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.24% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,6]	11,527,000	10,675,518
Neuberger Berman CLO XVI-S Ltd.
2018-16SA, 2.68% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/15/28[4,6]	8,900,000	8,699,664
Treman Park CLO Ltd.
2015-1A, due 10/20/28[6,11]	13,600,000	7,994,506
TCP Waterman CLO Ltd.
2016-1A, 2.79% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,6]	7,150,000	6,856,606
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[6,11]	10,000,000	6,679,328
ACIS CLO Ltd.
2015-6A, 4.24% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 05/01/27[4,6]	7,500,000	6,578,556
BDS
2018-FL2, 1.75% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[4,6]	6,751,023	6,272,578
TICP CLO I Ltd.
2018-1A, 2.62% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 07/20/27[4,6]	6,348,573	6,222,355
Golub Capital Partners CLO 16 Ltd.
2017-16A, 3.64% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[4,6]	6,700,000	6,069,663
Ready Capital Mortgage Financing LLC
2019-FL3, 1.95% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 03/25/34[4,6]	5,985,000	5,641,657
California Street CLO XII Ltd.
2017-12A, 3.33% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[4,6]	5,750,000	5,475,339
GoldenTree Loan Opportunities IX Ltd.
2018-9A, 2.89% (3 Month USD LIBOR + 1.11%, Rate Floor: 1.11%) due 10/29/29[4,6]	5,152,000	4,888,593

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
TICP CLO III-2 Ltd.
2018-3R, 2.66% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[4,6]	5,000,000	$4,881,472
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[11]	7,500,060	4,641,867
West CLO Ltd.
2017-1A, 2.74% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[4,6]	4,439,398	4,409,371
Oaktree CLO Ltd.
2017-1A, 2.69% (3 Month USD LIBOR + 0.87%) due 10/20/27[4,6]	4,500,000	4,372,944
Atlas Senior Loan Fund III Ltd.
2017-1A, 2.99% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/17/27[4,6]	4,300,000	3,763,799
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[6,11]	5,954,123	3,669,460
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[6,11]	8,920,000	3,050,792
Golub Capital Partners CLO 39B Ltd.
2018-39A, 3.22% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 10/20/28[4,6]	3,100,000	2,917,747
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 3.43% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[4,6]	3,000,000	2,625,428
Newfleet CLO Ltd.
2018-1A, 2.77% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[4,6]	2,750,000	2,585,474
Wellfleet CLO Ltd.
2018-2A, 3.40% (3 Month USD LIBOR + 1.58%, Rate Floor: 1.58%) due 10/20/28[4,6]	2,500,000	2,222,612
Ocean Trails CLO IV
2017-4A, 3.51% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 08/13/25[4,6]	2,500,000	2,097,773
Catamaran CLO Ltd.
2016-2A, 3.87% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/18/26[4,6]	1,750,000	1,539,548
Ivy Hill Middle Market Credit Fund IX Ltd.
2017-9A, 3.57% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/18/30[4,6]	1,000,000	774,751
2017-9A, 4.17% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 01/18/30[4,6]	1,000,000	725,444

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~		Value
Golub Capital BDC CLO 2014 LLC
2018-1A, 2.74% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/25/26[4,6]		1,438,439	$1,417,701
Voya CLO Ltd.
2013-1A, due 10/15/30[6,11]		10,575,071	682,156
Dryden XXV Senior Loan Fund
2017-25A, 3.18% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[4,6]		766,703	666,673
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[6,11]		3,700,000	571,113
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[6,11]		1,200,000	253,432
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[6,11]		461,538	181,743
Copper River CLO Ltd.
2007-1A, due 01/20/21[8,11]		1,500,000	153,409
Babson CLO Ltd.
2014-IA, due 07/20/25[6,11]		1,300,000	44,980
Total Collateralized Loan Obligations			1,398,835,154

Financial - 2.9%
Station Place Securitization Trust
2019-6, 1.53% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,4,6		74,050,000	74,050,000
2019-5, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,1,4,6		40,300,000	40,300,000
2019-9, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20†††,1,4,6		28,450,000	28,450,000
2019-2, 1.48% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21†††,1,4,6		20,250,000	20,250,000
2019-WL1, 1.60% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52†††,1,4,6		10,166,667	10,166,667
Barclays Bank plc
GMTN, 1.67% (1 Month USD LIBOR + 0.68%) due 07/31/20†††,1,4,6		108,050,000	108,050,000
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR	49,186,383	52,081,613
3.85% due 11/25/24†††		15,311,851	14,762,156
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[6]		23,250,000	22,313,722

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Madison Avenue Secured Funding Trust
2019-1, 2.23% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,1,4,6	21,350,000	$21,350,000
Nassau LLC
2019-1, 3.98% due 08/15/34[6]	19,867,785	18,667,628
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[6]	3,637,700	3,820,218
Total Financial		414,262,004

Transport-Aircraft - 1.7%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[6]	46,738,642	37,111,898
2018-2A, 5.43% due 11/18/38[6]	8,768,976	6,494,522
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[6]	29,922,670	21,745,361
2017-1, 3.97% due 07/15/42	13,975,547	10,325,986
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[6]	38,013,671	28,646,357
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[6]	34,822,416	26,675,078
AASET Trust
2020-1A, 3.35% due 01/16/40[6]	28,160,802	20,184,424
2017-1A, 3.97% due 05/16/42[6]	7,512,555	5,902,508
SAPPHIRE AVIATION FINANCE II Ltd.
2020-1A, 3.23% due 03/15/40[6]	37,250,000	24,093,315
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[6]	26,473,230	19,900,697
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[6]	15,179,296	13,150,009
2015-1A, 5.07% due 02/15/40[6]	1,261,120	1,028,213
Raspro Trust
2005-1A, 2.89% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,6]	13,015,155	12,214,333
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	7,897,757	6,268,316
WAVE LLC
2019-1, 3.60% due 09/15/44[6]	8,437,625	5,530,457
Stripes Aircraft Ltd.
2013-1 A1, 4.27% due 03/20/23†††	908,983	898,191
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[8]	704,848	620,267
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[6]	515,068	453,999
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,8,16	409,604	4,096
Total Transport-Aircraft		241,248,027

Net Lease - 0.8%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[6]	51,277,447	44,936,365

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Capital Automotive REIT
2020-1A, 3.81% due 02/15/50[6]	13,350,000	$11,995,376
2014-1A, 3.66% due 10/15/44[6]	11,343,223	10,234,026
2020-1A, 3.48% due 02/15/50[6]	7,750,000	7,267,748
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[6]	29,228,533	21,070,534
2016-1A, 4.32% due 10/20/46[6]	11,832,576	8,360,799
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[6]	7,753,587	5,661,946
2015-1A, 3.75% due 04/20/45[6]	1,463,125	1,294,762
STORE Master Funding LLC
2014-1A, 5.00% due 04/20/44[6]	4,368,750	3,542,172
Total Net Lease		114,363,728

Transport-Container - 0.7%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[6]	38,722,583	34,431,915
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[6]	23,614,489	22,430,648
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[6]	18,247,917	18,084,492
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[6]	12,904,667	12,123,408
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[6]	12,806,861	11,523,479
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[6]	4,887,083	4,763,702
Total Transport-Container		103,357,644

Collateralized Debt Obligations - 0.4%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[6]	55,600,000	51,669,675
2016-3A, 3.85% due 10/28/33[6]	7,500,000	6,970,284
Putnam Structured Product Funding Ltd.
2003-1A, 2.68% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,6]	5,549,933	5,485,503
Total Collateralized Debt Obligations		64,125,462

Whole Business - 0.2%
Domino’s Pizza Master Issuer LLC
2017-1A, 3.04% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,6]	16,813,000	15,734,782
Wendy’s Funding LLC
2015-1A, 4.50% due 06/15/45[6]	6,732,750	6,428,766
Planet Fitness Master Issuer LLC
2018-1A, 4.26% due 09/05/48[6]	2,955,000	2,784,881
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/07/49[6]	2,750,000	2,375,092
Drug Royalty III Limited Partnership 1
2017-1A, 3.60% due 04/15/27[6]	957,230	953,315

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[6]	284,511	$284,243
Total Whole Business		28,561,079

Infrastructure - 0.2%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[6]	22,265,512	18,477,837
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[6]	10,232,292	10,003,518
Total Infrastructure		28,481,355

Diversified Payment Rights - 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	21,400,000	22,128,812
CCR Incorporated MT100 Payment Rights Master Trust
2012-CA, 4.75% due 07/10/22[6]	316,667	323,399
Total Diversified Payment Rights		22,452,211

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34†††,6	3,212,500	3,349,603

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[6]	1,548,295	1,531,244
Total Asset-Backed Securities
(Cost $2,662,687,186)		2,420,567,511

CORPORATE BONDS†† - 7.1%
Financial - 2.8%
AXIS Specialty Finance LLC
5.88% due 06/01/20	32,000,000	32,226,278
Standard Chartered plc
4.64% due 04/01/31[6,12]	28,100,000	28,814,864
2.10% (3 Month USD LIBOR + 1.20%) due 09/10/22[4,6]	1,900,000	1,823,449
JPMorgan Chase & Co.
4.49% due 03/24/31[12]	25,200,000	29,131,155
Lloyds Bank Corporate Markets plc NY
2.11% (3 Month USD LIBOR + 0.37%) due 08/05/20[4]	29,100,000	29,077,191
Standard Chartered Bank
2.15% (3 Month USD LIBOR + 0.40%) due 08/04/20[4]	28,810,000	28,790,196
UBS AG
1.58% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[4,6]	22,000,000	21,929,484
2.06% (3 Month USD LIBOR + 0.48%) due 12/01/20[4,6]	6,000,000	5,942,011
Credit Suisse Group AG
4.19% due 04/01/31[6,12]	23,500,000	24,064,276
Aflac, Inc.
3.60% due 04/01/30	23,500,000	23,801,647
Discover Bank
3.10% due 06/04/20	23,200,000	23,165,200
Goldman Sachs Group, Inc.
3.50% due 04/01/25	22,500,000	23,000,070
American Express Co.
2.20% due 10/30/20	20,449,000	20,392,352

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	17,050,000	$18,501,703
HSBC Holdings plc
4.95% due 03/31/30	11,750,000	12,830,981
Ameriprise Financial, Inc.
3.00% due 04/02/25	10,740,000	10,694,570
Swedbank AB
2.65% due 03/10/21[6]	8,100,000	8,094,200
American Equity Investment Life Holding Co.
5.00% due 06/15/27	7,964,000	7,657,428
American Tower Corp.
2.80% due 06/01/20	6,920,000	6,865,630
Assurant, Inc.
2.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	4,608,000	4,608,000
6.75% due 02/15/34	1,450,000	1,927,347
RBC USA Holdco Corp.
5.25% due 09/15/20	6,429,000	6,433,785
Marsh & McLennan Cos., Inc.
4.80% due 07/15/21	5,870,000	6,024,208
Crown Castle International Corp.
3.30% due 07/01/30	6,050,000	6,000,329
Atlas Mara Ltd.
8.00% due 12/31/20[8]	6,600,000	5,346,000
Pershing Square Holdings Ltd.
5.50% due 07/15/22[6]	5,500,000	5,280,000
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[6]	1,911,745	2,388,896
1.05% (1 Month USD LIBOR + 0.34%) due 02/15/52[4,8]	1,714,609	1,027,198
Transatlantic Holdings, Inc.
8.00% due 11/30/39	1,135,000	1,679,420
Mastercard, Inc.
3.30% due 03/26/27	1,510,000	1,645,178
Charles Schwab Corp.
4.20% due 03/24/25	1,510,000	1,593,233
Berkshire Hathaway Finance Corp.
1.85% due 03/12/30	1,580,000	1,533,856
Brookfield Finance, Inc.
4.85% due 03/29/29	1,410,000	1,495,905
Lexington Realty Trust
4.25% due 06/15/23	1,300,000	1,307,640
Univest Financial Corp.
4.92% (3 Month USD LIBOR + 3.54%) due 03/30/25[4]	1,000,000	1,004,338
Atlantic Marine Corporations Communities LLC
5.37% due 12/01/50[6]	780,736	892,977
Janus Capital Group, Inc.
4.88% due 08/01/25	780,000	791,920
Pacific Beacon LLC
5.51% due 07/15/36[6]	500,000	654,843
Capital One Financial Corp.
2.47% (3 Month USD LIBOR + 0.76%) due 05/12/20[4]	400,000	399,484
Total Financial		408,837,242

Consumer, Non-cyclical - 2.2%
Sysco Corp.
5.95% due 04/01/30	107,560,000	112,920,795
Mondelez International, Inc.
3.00% due 05/07/20	32,300,000	31,977,000
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20	30,310,000	30,310,000
Constellation Brands, Inc.
2.25% due 11/06/20	28,230,000	28,071,516
Kraft Heinz Foods Co.
4.38% due 06/01/46	12,680,000	11,422,366

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
4.88% due 10/01/49[6]	7,650,000	$6,955,872
5.00% due 06/04/42	6,300,000	5,964,752
5.20% due 07/15/45	1,630,000	1,567,070
BAT Capital Corp.
4.70% due 04/02/27	22,390,000	22,751,971
3.22% due 09/06/26	1,800,000	1,711,589
Thermo Fisher Scientific, Inc.
4.50% due 03/25/30	15,750,000	17,705,163
General Mills, Inc.
2.38% (3 Month USD LIBOR + 0.54%) due 04/16/21[4]	12,963,000	12,620,249
Coca-Cola European Partners plc
3.50% due 09/15/20	9,200,000	9,287,186
Quest Diagnostics, Inc.
4.70% due 04/01/21	5,000,000	5,057,550
ERAC USA Finance LLC
5.25% due 10/01/20[6]	4,260,000	4,328,005
Reynolds American, Inc.
6.88% due 05/01/20	2,890,000	2,897,551
McKesson Corp.
4.88% due 03/15/44	1,650,000	1,853,237
Humana, Inc.
2.50% due 12/15/20	1,785,000	1,777,003
Baxter International, Inc.
3.75% due 10/01/25[6]	1,510,000	1,600,388
Archer-Daniels-Midland Co.
2.75% due 03/27/25	1,510,000	1,541,081
Philip Morris International, Inc.
6.38% due 05/16/38	1,110,000	1,408,713
Cardinal Health, Inc.
4.50% due 11/15/44	1,450,000	1,401,935
Conagra Brands, Inc.
2.38% (3 Month USD LIBOR + 0.50%) due 10/09/20[4]	1,350,000	1,331,203
Coca-Cola Co.
2.95% due 03/25/25	1,140,000	1,221,342
Global Payments, Inc.
3.80% due 04/01/21	700,000	704,385
Total Consumer, Non-cyclical		318,387,922

Industrial - 0.5%
Rolls-Royce plc
2.38% due 10/14/20[6]	20,350,000	19,177,156
Aviation Capital Group LLC
2.88% due 01/20/22[6]	10,691,000	9,664,508
7.13% due 10/15/20[6]	7,940,000	7,851,421
Penske Truck Leasing Company LP / PTL Finance Corp.
3.65% due 07/29/21[6]	11,590,000	11,733,894
Fox Corp.
3.05% due 04/07/25	7,100,000	7,088,924
Ryder System, Inc.
2.50% due 05/11/20	6,967,000	6,965,167
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	4,247,000	4,247,552
Oshkosh Corp.
3.10% due 03/01/30	3,800,000	3,678,575
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,1,8	2,005,616	1,791,617
CRH America, Inc.
3.88% due 05/18/25[6]	1,410,000	1,420,809
Tyco Electronics Group S.A.
4.88% due 01/15/21	1,000,000	1,019,147
Vulcan Materials Co.
1.34% (3 Month USD LIBOR + 0.60%) due 06/15/20[4]	895,000	887,940
Total Industrial		75,526,710

Energy - 0.5%
Exxon Mobil Corp.
3.48% due 03/19/30	37,450,000	41,361,082

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
2.99% due 03/19/25	1,580,000	$1,673,431
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	18,152,000	17,608,122
Marathon Petroleum Corp.
3.40% due 12/15/20	4,800,000	4,755,218
5.13% due 03/01/21	2,200,000	2,133,026
TransCanada PipeLines Ltd.
6.10% due 06/01/40	1,200,000	1,282,155
Apache Corp.
5.10% due 09/01/40	1,450,000	640,491
Total Energy		69,453,525

Communications - 0.4%
ViacomCBS, Inc.
4.75% due 05/15/25	35,680,000	35,846,589
Verizon Communications, Inc.
3.15% due 03/22/30	16,240,000	17,492,972
Altice France S.A.
7.38% due 05/01/26[6]	3,050,000	3,027,582
Telefonica Emisiones S.A.
5.13% due 04/27/20	2,710,000	2,710,191
Alibaba Group Holding Ltd.
4.50% due 11/28/34	1,330,000	1,585,362
AT&T, Inc.
6.35% due 03/15/40	1,170,000	1,480,449
Thomson Reuters Corp.
5.65% due 11/23/43	1,290,000	1,446,557
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	362,921
Total Communications		63,952,623

Utilities - 0.4%
NextEra Energy Capital Holdings, Inc.
1.83% (3 Month USD LIBOR + 0.45%) due 09/28/20[4]	30,310,000	30,335,713
Southern Power Co.
2.38% due 06/01/20	13,295,000	13,293,648
5.25% due 07/15/43	1,350,000	1,334,850
Virginia Electric & Power Co.
8.88% due 11/15/38	1,100,000	1,734,865
PSEG Power LLC
5.13% due 04/15/20	1,081,000	1,081,421
Pennsylvania Electric Co.
5.20% due 04/01/20	1,000,000	1,000,000
Indiana Michigan Power Co.
6.05% due 03/15/37	720,000	840,066
Total Utilities		49,620,563

Consumer, Cyclical - 0.2%
Marriott International, Inc.
2.18% (3 Month USD LIBOR + 0.60%) due 12/01/20[4]	30,350,000	28,401,242
HP Communities LLC
5.86% due 09/15/53[6]	1,420,000	2,060,503
Aramark Services, Inc.
5.00% due 02/01/28[6]	1,295,000	1,205,153
Yum! Brands, Inc.
7.75% due 04/01/25[6]	100,000	105,000
Total Consumer, Cyclical		31,771,898

Technology - 0.1%
Fiserv, Inc.
2.70% due 06/01/20	7,430,000	7,406,869
QUALCOMM, Inc.
2.25% due 05/20/20	2,600,000	2,599,662
Intel Corp.
3.40% due 03/25/25	1,510,000	1,647,404
Citrix Systems, Inc.
3.30% due 03/01/30	1,500,000	1,393,791
Total Technology		13,047,726

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Basic Materials - 0.0%
Southern Copper Corp.
7.50% due 07/27/35	1,150,000	$1,355,619
Total Corporate Bonds
(Cost $1,021,123,403)		1,031,953,828

FEDERAL AGENCY BONDS†† - 4.2%
Residual Funding Corporation Principal Strips
due 01/15/30[9,10]	114,494,000	98,781,706
due 04/15/30[9,10]	105,860,000	90,786,972
Freddie Mac Principal Strips
due 07/15/32[9,10,13]	123,250,000	100,039,972
Fannie Mae Principal Strips
due 07/15/37[9,10]	86,350,000	60,673,110
due 11/15/30[9,10]	37,570,000	31,702,424
due 08/06/38[9,10]	2,250,000	1,535,512
Tennessee Valley Authority
4.25% due 09/15/65	32,550,000	46,812,044
5.38% due 04/01/56	8,360,000	14,989,582
due 09/15/53[5,9]	1,612,000	692,596
due 09/15/55[5,9]	1,612,000	655,773
due 09/15/56[5,9]	1,612,000	637,096
due 03/15/57[5,9]	1,612,000	626,383
due 09/15/57[5,9]	1,612,000	618,865
due 09/15/58[5,9]	1,612,000	603,177
due 03/15/59[5,9]	1,612,000	595,842
due 09/15/59[5,9]	1,612,000	587,300
due 09/15/60[5,9]	1,612,000	563,892
due 09/15/54[5,9]	1,020,000	425,626
due 03/15/61[5,9]	1,020,000	347,957
due 09/15/61[5,9]	1,020,000	343,419
due 09/15/62[5,9]	1,020,000	333,119
due 03/15/63[5,9]	1,020,000	328,758
due 09/15/63[5,9]	1,020,000	318,936
due 09/15/64[5,9]	1,020,000	310,516
due 03/15/65[5,9]	1,020,000	305,034
due 09/15/65[5,9]	1,020,000	300,966
Freddie Mac
due 01/02/34[9]	18,000,000	14,088,468
due 03/15/30[9]	12,050,000	10,277,013
due 07/15/30[9]	8,600,000	7,275,881
due 01/15/31[9]	7,750,000	6,487,420
due 11/15/38[9]	5,000,000	3,455,899
due 09/15/30[9]	2,906,000	2,453,597
due 03/15/31[9]	2,500,000	2,086,975
due 07/15/31[9]	1,800,000	1,494,389
due 01/15/30[9]	1,050,000	897,897
Tennessee Valley Authority Principal Strips
due 01/15/48[9,10]	34,650,000	17,167,972
due 01/15/38[9,10]	15,800,000	10,143,257
Federal Farm Credit Bank Funding Corp.
2.43% due 01/29/37	12,720,000	14,055,837
3.08% due 08/12/39	7,550,000	7,598,398
2.59% due 02/26/35	2,150,000	2,170,304
3.11% due 08/05/48	1,500,000	1,904,793
U.S. International Development Finance Corp.
3.17% due 10/05/34	11,567,288	13,218,890
1.79% due 10/15/29	9,900,000	10,336,444
Fannie Mae
due 01/15/32[9]	9,413,000	7,692,015
due 07/15/32[9,10]	3,963,000	3,212,352
due 01/15/35[9]	2,250,000	1,714,835
due 01/15/33[9,10]	1,450,000	1,160,358
Federal Home Loan Bank
3.25% due 06/10/39	4,500,000	5,274,651
3.63% due 06/22/43	3,850,000	4,891,153
2.69% due 09/26/34	1,350,000	1,382,978
Federal Farm Credit Bank
3.58% due 04/11/47	4,900,000	6,672,615
2.53% due 09/04/29	3,600,000	3,617,214
Fannie Mae Interest Strips
due 02/06/33[5,9]	1,456,000	1,167,011
Total Federal Agency Bonds
(Cost $522,556,970)		615,815,193

MUNICIPAL BONDS†† - 2.0%
California - 0.8%
State of California General Obligation Unlimited
7.55% due 04/01/39	11,900,000	19,310,130
7.35% due 11/01/39	10,135,000	15,665,568
California Institute of Technology
3.65% due 09/01/19	25,185,000	26,057,822
Poway Unified School District General Obligation Unlimited
due 08/01/40[9]	10,000,000	6,001,300
due 08/01/38[9]	8,460,000	5,409,747

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/45[9]	8,565,000	$3,481,929
due 08/01/39[9]	4,000,000	2,118,160
due 08/01/38[9]	2,000,000	1,307,000
due 08/01/40[9]	2,500,000	1,266,425
due 08/01/41[9]	2,000,000	967,160
due 08/01/43[9]	1,900,000	841,320
San Diego Unified School District General Obligation Unlimited
due 07/01/39[9]	7,150,000	4,441,652
2.60% due 07/01/33	3,000,000	3,033,030
due 07/01/46[9]	2,200,000	1,076,680
due 07/01/43[9]	1,350,000	736,709
Cypress School District General Obligation Unlimited
due 08/01/48[9]	14,450,000	5,221,074
California State University Revenue Bonds
2.98% due 11/01/51	5,000,000	4,979,350
Los Angeles Department of Water & Power System Revenue Bonds
6.17% due 07/01/40	3,750,000	3,781,575
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/34[9]	5,295,000	3,480,562
Placentia-Yorba Linda Unified School District General Obligation Unlimited
due 08/01/41[9]	5,325,000	3,084,080
San Bernardino Community College District General Obligation Unlimited
due 08/01/44[9]	4,750,000	2,331,205
Upland Unified School District General Obligation Unlimited
due 08/01/50[9]	5,040,000	1,995,134
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/41[9]	4,125,000	1,805,513
San Marcos Unified School District General Obligation Unlimited
due 08/01/47[9]	3,600,000	1,668,204
Antelope Valley Community College District General Obligation Unlimited
due 02/15/25[9]	2,800,000	1,612,520
Oakland Redevelopment Agency Successor Agency Tax Allocation
4.00% due 09/01/39	1,100,000	1,148,059
Wiseburn School District General Obligation Unlimited
due 08/01/34[9]	900,000	646,740
Santa Ana Unified School District Public Facilities Corp. General Obligation Unlimited
due 08/01/35[9]	700,000	480,326
Total California		123,948,974

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
New York - 0.4%
Triborough Bridge & Tunnel Authority Revenue Bonds
0.87% (VRDN) due 01/01/33[17]	19,310,000	$19,310,000
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds
0.80% (VRDN) due 02/01/45[17]	11,475,000	11,475,000
0.75% (VRDN) due 02/01/45[17]	6,165,000	6,165,000
City of New York New York General Obligation Unlimited
0.80% (VRDN) due 03/01/42[17]	11,560,000	11,560,000
0.75% (VRDN) due 03/01/40[17]	4,440,000	4,440,000
Total New York		52,950,000

Illinois - 0.2%
Illinois Finance Authority Revenue Bonds
0.75% (VRDN) due 08/15/42[17]	9,835,000	9,835,000
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,350,000	5,975,469
6.63% due 02/01/35	1,820,000	2,153,096
University of Chicago
2.76% due 04/01/45	8,000,000	7,547,196
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	6,160,185
Total Illinois		31,670,946

Georgia - 0.2%
Central Storage Safety Project Trust
4.82% due 02/01/38[8]	20,500,000	23,826,159
Ohio - 0.1%
Northeast Ohio Regional Sewer District Revenue Bonds
3.30% due 11/15/49	10,750,000	11,094,323
Ohio Turnpike & Infrastructure Commission Revenue Bonds
3.20% due 02/15/48	5,200,000	5,227,196
Total Ohio		16,321,519

Texas - 0.1%
Wylie Independent School District General Obligation Unlimited
due 08/15/46[9]	10,000,000	3,752,100
due 08/15/43[9]	4,000,000	1,707,080
Central Texas Turnpike System Revenue Bonds
3.03% due 08/15/41	3,150,000	2,912,522
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/45[9]	2,850,000	1,122,729
due 11/15/41[9]	1,500,000	727,590
Total Texas		10,222,021

Pennsylvania - 0.1%
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue Bonds
0.75% (VRDN) due 07/01/41[17]	3,740,000	3,740,000
0.76% (VRDN) due 07/01/25[17]	3,500,000	3,500,000
Trustees of the University of Pennsylvania
4.01% due 08/15/47	1,250,000	1,332,413

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~		Value
Pennsylvania Economic Development Financing Authority Revenue Bonds
due 01/01/41[9]		995,000	$540,852
due 01/01/37[9]		570,000	356,609
Altoona Water Authority Revenue Bonds
7.06% due 12/01/20		25,000	26,005
6.34% due 12/01/20		5,000	5,127
Armstrong School District General Obligation Limited
6.88% due 03/15/21		25,000	26,393
Total Pennsylvania			9,527,399

Arizona - 0.1%
State of Arizona Certificate Of Participation
5.00% due 10/01/24		6,550,000	6,550,000
Northern Arizona University Revenue Bonds
3.09% due 08/01/39		2,350,000	2,174,972
Total Arizona			8,724,972

Maryland - 0.0%
Johns Hopkins University
2.81% due 01/01/60		8,750,000	7,899,772

North Carolina - 0.0%
Charlotte Housing Authority Revenue Bonds
3.02% due 01/01/38		4,125,000	4,284,843

Oregon - 0.0%
Washington & Multnomah Counties School District No. 48J Beaverton General Obligation Unlimited
due 06/15/33[9]		3,850,000	2,544,157

Washington - 0.0%
Central Washington University Revenue Bonds
6.95% due 05/01/40		1,750,000	2,167,883
Klickitat County Public Utility District No. 1 Revenue Bonds
5.25% due 12/01/21		15,000	15,904
Total Washington			2,183,787

Florida - 0.0%
County of Miami-Dade Florida Revenue Bonds
due 10/01/41[9]		4,100,000	2,147,170

Virginia - 0.0%
Montgomery County Economic Development Authority Revenue Bonds
4.66% due 06/01/21		25,000	26,064

Minnesota - 0.0%
Dakota & Washington Counties Housing & Redevelopment Authority/City of Bloomington Minnesota Revenue Bonds
8.38% due 09/01/21		5,000	5,414
Total Municipal Bonds
(Cost $282,738,049)			296,283,197

FOREIGN GOVERNMENT DEBT†† - 0.3%
Government of Japan
0.00% due 04/13/20[15]	JPY	2,302,000,000	21,411,950
0.10% due 04/15/20	JPY	2,082,050,000	19,366,754
United Mexican States
0.00% due 04/08/20[15]	MXN	130,000,000	5,472,656
Total Foreign Government Debt
(Cost $45,859,307)			46,251,360

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,4 - 0.1%
Consumer, Non-cyclical - 0.1%
Elanco Animal Health, Inc.
due 02/04/27	6,850,000	$6,473,250
Packaging Coordinators Midco, Inc.
5.08% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 06/30/23†††	2,282,430	1,962,889
Total Consumer, Non-cyclical		8,436,139

Basic Materials - 0.0%
Road Infrastructure Investment
4.50% (1 Month USD LIBOR + 3.50% and Commercial Prime Lending Rate + 2.50%, Rate Floor: 4.50%) due 06/13/23	4,305,739	3,100,132

Industrial - 0.0%
Hayward Industries, Inc.
4.49% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	2,010,140	1,575,447
Hillman Group, Inc.
5.07% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	982,500	762,666
API Heat Transfer
7.45% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/01/24	39,364	32,051
7.45% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/02/23†††	7,023	6,086
Total Industrial		2,376,250

Consumer, Cyclical - 0.0%
Whatabrands, LLC
due 07/31/26	698,250	572,858
1011778 BC Unlimited Liability Co.
2.74% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/19/26	399,000	367,080
Total Consumer, Cyclical		939,938

Financial - 0.0%
RPI (Royalty Pharma) 2019 Intermediate Finance Trust
2.74% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/11/27	199,500	183,540

Technology - 0.0%
Aspect Software, Inc.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24†††	9,782	7,402
6.23% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 07/17/23†††,1	877	867
Total Technology		8,269

Total Senior Floating Rate Interests
(Cost $17,541,248)		15,044,268

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Face Amount~	Value
REPURCHASE AGREEMENTS††,14 - 1.2%
Societe Generale
issued 03/09/20 at 1.30% due 04/01/20	56,530,000	$56,530,000
issued 07/09/19 at 2.27% due 04/01/20	18,482,278	18,482,278
issued 11/01/19 at 2.18% due 04/01/20	9,431,000	9,431,000
issued 12/06/19 at 1.18% due 04/01/20	5,876,000	5,876,000
issued 12/04/19 at 2.27% due 04/01/20	4,376,947	4,376,947
issued 10/25/19 at 2.27% due 04/01/20	1,440,000	1,440,000
BNP Paribas
issued 01/31/20 at 1.93% due 05/04/20	40,902,792	40,902,792
issued 03/13/20 at 1.93% due 05/04/20	21,545,132	21,545,132
issued 03/27/20 at 1.93% due 05/04/20	8,420,075	8,420,075
Total Repurchase Agreements
(Cost $167,004,224)		167,004,224

COMMERCIAL PAPER†† - 0.6%
American Electric Power
1.81% due 04/01/20[6,15]	31,000,000	31,000,000
CBS Corp.
1.85% due 04/20/20[6,15]	30,000,000	29,969,917
Nasdaq, Inc.
1.76% due 04/01/20[6,15]	20,900,000	20,900,000
E.I. du Pont de Nemours & Co.
1.64% due 04/22/20[6,15]	12,000,000	11,988,240
Total Commercial Paper
(Cost $93,858,157)		93,858,157

	Notional Value
OTC OPTIONS PURCHASED†† - 0.2%
Put options on:
BofA Merrill Lynch 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	5,927,600,000	12,625,788
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	3,921,300,000	8,352,369
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	3,122,900,000	4,247,144
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	816,100,000	1,738,293

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

	Notional Value	Value
BofA Merrill Lynch 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	432,100,000	$587,656
Total OTC Options Purchased
(Cost $29,493,876)		27,551,250

Total Investments - 101.0%
(Cost $14,385,588,419)		$14,665,342,386
Other Assets & Liabilities, net - (1.0)%		(147,177,351)
Total Net Assets - 100.0%		$14,518,165,035

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Future Contracts Sold Short†
U.S. Treasury 10 Year Note Futures Contracts	1,567	Jun 2020	$217,592,641	$(164,066)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Securities, Inc.	ICE	CDX.NA.HY.33.V3	5.00%	Quarterly	12/20/24	$232,985,200
BofA Securities, Inc.	ICE	CDX.NA.IG.34	1.00%	Quarterly	06/20/25	2,579,790,000

Counterparty	Value	Upfront Premiums Received	Unrealized Appreciation**
BofA Securities, Inc.	$(14,204,774)	$(23,203,472)	$8,998,698
BofA Securities, Inc.	(18,103,470)	(50,847,243)	32,743,773
	$(32,308,244)	$(74,050,715)	$41,742,471

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.47%	Annually	03/09/25
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.23%	Annually	08/22/21
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/21
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.34%	Annually	11/27/21
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.27%	Annually	02/07/23
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.59%	Annually	03/07/22

Counterparty	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	$962,150,000	$11,744,782	$4,564	$11,740,218
BofA Securities, Inc.	456,100,000	7,392,492	999	7,391,493
BofA Securities, Inc.	175,200,000	3,820,096	617	3,819,479
BofA Securities, Inc.	164,500,000	3,487,660	588	3,487,072
BofA Securities, Inc.	82,400,000	2,737,176	481	2,736,695
BofA Securities, Inc.	150,000,000	1,480,470	649	1,479,821
		$30,662,676	$7,898	$30,654,778

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.20% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	$48,549,127	$32,495

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
Citibank N.A., New York	436,650,000	BRL	07/01/21	$103,795,925	$82,543,355	$21,252,570
Morgan Stanley Capital Services LLC	382,700,000	BRL	04/01/20	93,832,677	73,728,013	20,104,664
Goldman Sachs International	133,295,000	BRL	07/01/20	34,613,088	25,634,147	8,978,941
Goldman Sachs International	645,400,000	MXN	05/21/20	34,355,188	27,019,259	7,335,929
Bank of America, N.A.	17,346,669,000	JPY	08/02/21	171,181,418	163,889,837	7,291,581
Citibank N.A., New York	109,000,000	BRL	07/01/20	28,075,418	20,961,942	7,113,476
Citibank N.A., New York	762,900,000	MXN	04/23/20	39,011,015	32,067,922	6,943,093
Goldman Sachs International	149,210,000	BRL	07/01/21	34,956,073	28,206,330	6,749,743

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
Goldman Sachs International	108,769,700	EUR	07/30/21	$126,349,603	$121,740,201	$4,609,402
JPMorgan Chase Bank, N.A.	107,510,325	EUR	07/30/21	124,085,192	120,330,649	3,754,543
Citibank N.A., New York	404,290,000	MXN	04/02/20	20,565,659	17,044,123	3,521,536
JPMorgan Chase Bank, N.A.	10,005,000,000	JPY	07/01/21	97,867,554	94,442,238	3,425,316
Barclays Bank plc	351,900,000	MXN	04/08/20	18,176,089	14,822,997	3,353,092
JPMorgan Chase Bank, N.A.	67,200,000	BRL	07/01/21	15,963,891	12,703,340	3,260,551
Morgan Stanley Capital Services LLC	8,674,335,000	JPY	08/02/21	85,134,311	81,954,371	3,179,940
Citibank N.A., New York	8,674,335,000	JPY	05/06/21	84,594,646	81,753,760	2,840,886
Citibank N.A., New York	295,450,000	MXN	04/08/20	15,040,216	12,445,168	2,595,048
Goldman Sachs International	427,522,900	ILS	04/30/21	125,180,154	122,967,276	2,212,878
Goldman Sachs International	4,532,865,300	JPY	12/20/21	44,786,734	42,992,895	1,793,839
Goldman Sachs International	164,231,850	ILS	01/31/22	48,573,459	47,148,584	1,424,875
Barclays Bank plc	3,469,734,000	JPY	06/01/21	33,963,724	32,725,213	1,238,511
Bank of America, N.A.	24,366,000	EUR	06/15/20	28,020,291	26,939,697	1,080,594
Deutsche Bank AG	59,198,631,145	KRW	08/04/21	50,484,932	49,404,869	1,080,063
Goldman Sachs International	67,282,219	ILS	08/01/22	20,296,295	19,338,051	958,244
Goldman Sachs International	20,907,600	EUR	06/15/20	24,055,867	23,115,998	939,869
JPMorgan Chase Bank, N.A.	5,930,964,000	JPY	09/01/20	56,376,377	55,503,651	872,726
Citibank N.A., New York	5,517,757,500	JPY	06/01/20	52,200,082	51,464,177	735,905
Bank of America, N.A.	75,749,000	ILS	01/31/22	22,457,456	21,746,440	711,016
Goldman Sachs International	112,111,771	ILS	02/01/21	32,654,345	32,185,053	469,292
Goldman Sachs International	28,886,625	ILS	11/30/22	8,761,487	8,314,021	447,466
Morgan Stanley Capital Services LLC	49,287,000	EUR	06/30/20	54,879,596	54,523,113	356,483
Goldman Sachs International	7,904,000	EUR	04/30/20	9,064,307	8,723,086	341,221
Citibank N.A., New York	75,123,800	ILS	04/30/21	21,943,567	21,607,659	335,908
Bank of America, N.A.	2,413,206,000	JPY	06/22/20	22,824,232	22,527,580	296,652
Bank of America, N.A.	2,083,091,025	JPY	04/15/20	19,648,280	19,389,507	258,773
JPMorgan Chase Bank, N.A.	879,339,450	JPY	06/01/20	8,310,945	8,201,608	109,337
Bank of America, N.A.	33,128,000	ILS	04/30/21	9,634,434	9,528,519	105,915

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	809,700	EUR	07/30/20	$920,386	$896,537	$23,849
Goldman Sachs International	4,244,498	ILS	04/30/20	1,221,971	1,199,819	22,152
Bank of America, N.A.	3,949,000	ILS	02/01/21	1,153,835	1,133,679	20,156
JPMorgan Chase Bank, N.A.	800,325	EUR	07/30/20	904,383	886,157	18,226
Goldman Sachs International	99,838,432	JPY	06/22/20	945,114	932,004	13,110
Goldman Sachs International	130,000,000	MXN	04/08/20	5,484,616	5,475,958	8,658
Goldman Sachs International	499,481	ILS	07/30/21	148,223	143,575	4,648
Goldman Sachs International	356,625	ILS	11/30/21	106,445	102,425	4,020
Citibank N.A., New York	745,838	ILS	04/30/20	214,315	210,831	3,484
Goldman Sachs International	502,219	ILS	07/31/20	146,185	142,852	3,333
Bank of America, N.A.	8,669,000	JPY	02/01/21	84,687	81,489	3,198
Deutsche Bank AG	154,605,468	KRW	05/11/20	129,844	127,084	2,760
Deutsche Bank AG	158,041,146	KRW	08/05/20	133,188	130,435	2,753
Bank of America, N.A.	8,669,000	JPY	08/03/20	83,799	81,047	2,752
Deutsche Bank AG	158,041,145	KRW	11/04/20	133,594	130,894	2,700
Deutsche Bank AG	158,041,145	KRW	02/04/21	133,990	131,297	2,693
Deutsche Bank AG	152,887,630	KRW	05/07/21	129,951	127,344	2,607
Goldman Sachs International	358,579	ILS	11/30/20	105,125	102,690	2,435
JPMorgan Chase Bank, N.A.	5,000,000	JPY	01/04/21	48,459	46,963	1,496
Morgan Stanley Capital Services LLC	4,335,000	JPY	02/01/21	42,095	40,749	1,346
JPMorgan Chase Bank, N.A.	5,000,000	JPY	07/01/20	47,966	46,693	1,273
Citibank N.A., New York	4,335,000	JPY	11/02/20	41,820	40,645	1,175
Bank of America, N.A.	328,899	ILS	04/30/20	94,116	92,972	1,144
Morgan Stanley Capital Services LLC	4,335,000	JPY	08/03/20	41,662	40,528	1,134
Citibank N.A., New York	4,335,000	JPY	05/01/20	41,379	40,388	991
Goldman Sachs International	2,265,300	JPY	06/21/21	22,154	21,377	777
Goldman Sachs International	2,265,300	JPY	12/21/20	21,919	21,269	650
Barclays Bank plc	1,734,000	JPY	12/01/20	16,788	16,271	517
Barclays Bank plc	1,734,000	JPY	06/01/20	16,618	16,173	445
Citibank N.A., New York	2,302,000,000	JPY	04/13/20	21,036,187	21,424,638	(388,451)
						$131,845,909

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	239,980,850	ILS	01/31/22	$65,373,467	$68,895,024	$3,521,557
Goldman Sachs International	267,887,350	ILS	04/30/21	74,716,169	77,051,727	2,335,558
JPMorgan Chase Bank, N.A.	267,887,350	ILS	04/30/21	75,482,488	77,051,727	1,569,239
Goldman Sachs International	67,282,219	ILS	08/01/22	18,074,471	19,338,051	1,263,580
Goldman Sachs International	116,071,591	ILS	02/01/21	32,426,110	33,321,838	895,728
Citibank N.A., New York	2,413,206,000	JPY	06/22/20	21,895,441	22,527,580	632,139
Goldman Sachs International	28,886,625	ILS	11/30/22	7,727,829	8,314,021	586,192
Goldman Sachs International	8,674,335,000	JPY	05/06/21	81,311,727	81,753,760	442,033
JPMorgan Chase Bank, N.A.	3,469,734,000	JPY	06/01/21	32,564,374	32,725,213	160,839
JPMorgan Chase Bank, N.A.	97,573,132	JPY	06/22/20	881,595	910,857	29,262
Goldman Sachs International	2,659,617	ILS	04/30/20	730,965	751,811	20,846
JPMorgan Chase Bank, N.A.	2,659,617	ILS	04/30/20	738,926	751,811	12,885
Goldman Sachs International	502,219	ILS	07/31/20	132,862	142,852	9,990
Goldman Sachs International	499,481	ILS	07/30/21	134,017	143,575	9,558
Goldman Sachs International	358,579	ILS	11/30/20	95,064	102,690	7,626
Goldman Sachs International	356,625	ILS	11/30/21	95,100	102,425	7,325
Goldman Sachs International	4,335,000	JPY	11/02/20	40,408	40,645	237
Goldman Sachs International	4,335,000	JPY	05/01/20	40,191	40,388	197
JPMorgan Chase Bank, N.A.	1,734,000	JPY	12/01/20	16,179	16,271	92
JPMorgan Chase Bank, N.A.	1,734,000	JPY	06/01/20	16,100	16,173	73
Barclays Bank plc	2,265,300	JPY	12/21/20	21,330	21,269	(61)
Barclays Bank plc	2,265,300	JPY	06/22/20	21,229	21,147	(82)

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Depreciation
Barclays Bank plc	2,265,300	JPY	06/21/21	$21,468	$21,377	$(91)
JPMorgan Chase Bank, N.A.	13,004,000	JPY	02/01/21	122,505	122,238	(267)
JPMorgan Chase Bank, N.A.	13,004,000	JPY	08/03/20	121,874	121,575	(299)
JPMorgan Chase Bank, N.A.	5,000,000	JPY	07/01/20	48,247	46,693	(1,554)
JPMorgan Chase Bank, N.A.	5,000,000	JPY	01/04/21	48,547	46,964	(1,583)
Goldman Sachs International	1,610,025	EUR	07/30/20	1,826,493	1,782,694	(43,799)
Goldman Sachs International	7,904,000	EUR	04/30/20	8,883,250	8,723,086	(160,164)
Barclays Bank plc	4,532,865,300	JPY	12/20/21	43,207,181	42,992,895	(214,286)
JPMorgan Chase Bank, N.A.	26,021,004,000	JPY	08/02/21	246,341,039	245,844,208	(496,831)
JPMorgan Chase Bank, N.A.	45,273,600	EUR	06/15/20	50,962,862	50,055,695	(907,167)
JPMorgan Chase Bank, N.A.	218,775,000	BRL	07/01/21	42,398,256	41,356,745	(1,041,511)
Goldman Sachs International	242,295,000	BRL	07/01/20	47,671,831	46,596,088	(1,075,743)
Citibank N.A., New York	434,285,000	BRL	07/01/21	83,284,769	82,096,281	(1,188,488)
Citibank N.A., New York	6,397,096,950	JPY	06/01/20	61,415,177	59,665,785	(1,749,392)
JPMorgan Chase Bank, N.A.	5,930,964,000	JPY	09/01/20	57,451,653	55,503,651	(1,948,002)
JPMorgan Chase Bank, N.A.	10,005,000,000	JPY	07/01/21	97,690,768	94,442,238	(3,248,530)
JPMorgan Chase Bank, N.A.	404,290,000	MXN	04/02/20	21,045,262	17,044,123	(4,001,139)
Goldman Sachs International	645,400,000	MXN	05/21/20	32,197,877	27,019,259	(5,178,618)
Goldman Sachs International	216,280,025	EUR	07/30/21	248,181,328	242,070,849	(6,110,479)
Goldman Sachs International	647,350,000	MXN	04/08/20	33,668,098	27,268,165	(6,399,933)
Goldman Sachs International	762,900,000	MXN	04/23/20	39,566,423	32,067,922	(7,498,501)
Morgan Stanley Capital Services LLC	382,700,000	BRL	04/01/20	81,745,298	73,728,014	(8,017,284)
						$(37,778,848)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $258,960,536, (cost $253,888,016) or 1.8% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of March 31, 2020.
[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Security is an interest-only strip.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $3,988,009,211 (cost $4,240,902,943), or 27.5% of total net assets.

[7]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2020. See table below for additional step information for each security.

[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $51,717,077 (cost $51,192,115), or 0.4% of total net assets — See Note 10.

[9]	Zero coupon rate security.
[10]	Security is a principal-only strip.
[11]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[12]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[13]	All or a portion of this security is pledged as collateral for put options purchased contracts at March 31, 2020.
[14]

Repurchase Agreements — The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained. See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

[15]	Rate indicated is the effective yield at the time of purchase.
[16]	Security is in default of interest and/or principal obligations.
[17]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

BofA — Bank of America
BRL — Brazilian Real
CDX.NA.HY.33.V3 — Credit Default Swap North American High Yield Series 33 Index
CDX.NA.IG.34 — Credit Default Swap North American Investment Grade Series 34 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
VRDN — Variable Rate Demand Note
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$11,695	$177	$11,872
Preferred Stocks	—	6,931	—	6,931
Exchange-Traded Funds	710,864,476	—	—	710,864,476
Mutual Funds	76,983,859	—	—	76,983,859
Money Market Fund	1,691,965,196	—	—	1,691,965,196
Collateralized Mortgage Obligations	—	4,529,135,152	55,816,248	4,584,951,400
U.S. Government Securities	—	2,886,229,664	—	2,886,229,664
Asset-Backed Securities	—	2,024,726,373	395,841,138	2,420,567,511
Corporate Bonds	—	1,030,162,211	1,791,617	1,031,953,828
Federal Agency Bonds	—	615,815,193	—	615,815,193
Municipal Bonds	—	296,283,197	—	296,283,197
Foreign Government Debt	—	46,251,360	—	46,251,360
Senior Floating Rate Interests	—	13,067,024	1,977,244	15,044,268
Repurchase Agreements	—	167,004,224	—	167,004,224
Commercial Paper	—	93,858,157	—	93,858,157
Options Purchased	—	27,551,250	—	27,551,250
Credit Default Swap Agreements**	—	41,742,471	—	41,742,471
Interest Rate Swap Agreements**	—	30,654,778	—	30,654,778
Total Return Swap Agreements**	—	32,495	—	32,495
Forward Foreign Currency Exchange Contracts**	—	143,739,316	—	143,739,316
Total Assets	$2,479,813,531	$11,946,271,491	$455,426,424	$14,881,511,446

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$164,066	$—	$—	$164,066
Forward Foreign Currency Exchange Contracts**	—	49,672,255	—	49,672,255
Unfunded Loan Commitments (Note 9)	—	—	13	13
Total Liabilities	$164,066	$49,672,255	$13	$49,836,334

**	This derivative is reported as unrealized appreciation/depreciation at period end.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$228,566,667	Model Price	Purchase Price	—	—
Asset-Backed Securities	141,796,056	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	22,128,812	Yield Analysis	Yield	6.6%	—
Asset-Backed Securities	3,349,603	Third Party Pricing	Broker Quote	—	—
Collateralized Mortgage Obligations	28,601,208	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	14,594,725	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	12,620,315	Third Party Pricing	Broker Quote	—	—
Common Stocks	177	Enterprise Value	Valuation Multiple	1.6x-7.8x	2.9	x
Corporate Bonds	1,791,617	Yield Analysis	Yield	8.7%	—
Senior Floating Rate Interests	1,976,377	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	867	Model Price	Purchase Price	—	—
Total assets	$455,426,424

Liabilities:
Unfunded Loan Commitments	13	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2020, the Fund had assets with a total value of $107,199,701 transfer into Level 3 from Level 2 due to lack of observable inputs and had assets with a total value of $43,746 transfer out of Level 3 into Level 2 due to changes in the securities valuation methods based on the availability of observable market inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2020:

	Assets						Liabilities
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$137,712,008	$61,127,008	$6,422,750	$2,274,404	$12,885	$207,549,055	$(263,215)
Purchases/(Receipts)	198,053,554	8,710,732	—	864	—	149,888,847	—
(Sales, maturities and paydowns)/Fundings	(362,092)	(56,907,221)	(6,562,080)	(2,235,844)	—	(9,190,934)	251,217
Amortization of premiums/discounts	986	(2,286)	—	(100)	—	(1,400)	—
Total realized gains (losses) included in earnings	5,923	(1,946)	562,080	(46,769)	—	519,288	(201,420)
Total change in unrealized appreciation (depreciation) included in earnings	(1,785,511)	1,668,438	(422,750)	46,449	(1,013)	(494,387)	213,405
Transfers into Level 3	62,216,270	41,221,523	1,791,617	1,970,291	—	107,199,701	—
Transfers out of Level 3	—	—	—	(32,051)	(11,695)	(43,746)	—
Ending Balance	$395,841,138	$55,816,248	$1,791,617	$1,977,244	$177	$455,426,424	$(13)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2020	$(1,781,168)	$409,033	$—	$(239)	$(55)	$(1,372,429)	$—

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At March 31, 2020, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Cash Collateral	$30,412,000	$30,412,000

Societe Generale			GS Mortgage Securities Corp. Trust
1.18% - 2.27%			4.70%
04/01/20	$96,136,225	$96,647,356	07/15/32	14,971,000	12,966,383

			Morgan Stanley Capital I Trust
			5.05%
			11/15/34	21,800,000	11,608,500

			JP Morgan Chase Commercial Mortgage Securities Trust
			3.70%
			06/15/35	14,000,000	10,627,400

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Hawaii Hotel Trust
			3.85%
			05/15/38	$14,300,000	$9,869,860

			Freddie Mac Structured Agency Credit Risk Debt Notes
			3.60%
			12/25/29	11,760,000	9,523,248

			HMH Trust
			8.48%
			07/05/31	6,857,000	5,955,304

			Motel 6 Trust
			4.95%
			08/15/34	9,553,000	4,845,282

			JP Morgan Chase Commercial Mortgage Securities Trust
			3.11%
			06/15/35	5,700,000	4,756,080

			Freddie Mac Stacr Trust
			3.30%
			02/25/49	5,407,000	4,564,589

			JP Morgan Chase Commercial Mortgage Securities Trust
			3.70%
			07/15/36	7,500,000	4,460,250

			Natixis Commercial Mortgage Securities Trust
			3.99%
			02/15/33	5,011,000	4,243,315

			Waikiki Beach Hotel Trust
			3.79%
			12/15/33	3,502,000	2,189,801

			Hilton USA Trust
			4.33%
			11/05/38	1,066,000	589,498
				151,839,000	116,611,510

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
TOTAL RETURN BOND FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			HSI Asset Securitization Corp. Trust
1.93%			1.14%
05/04/20	$70,867,999	$71,144,926	01/25/37	$32,031,000	$23,155,210

			Bear Stearns Mortgage Funding Trust
			1.15%
			02/25/37	16,832,000	15,317,120

			Morgan Stanley ABS Capital I Inc. Trust
			1.62%
			09/25/35	17,232,000	13,776,984

			JP Morgan Mortgage Acquisition Corp.
			1.57%
			12/25/35	16,459,000	13,652,741

			MASTR Adjustable Rate Mortgages Trust
			1.15%
			05/25/47	11,882,000	12,731,563

			Fannie Mae Connecticut Avenue Securities
			3.50%
			12/25/30	14,517,000	11,899,585

			Countrywide Asset-Backed Certificates
			1.09%
			07/25/37	12,991,000	11,473,651

			Long Beach Mortgage Loan Trust
			2.00%
			06/25/35	7,300,000	6,389,690
				129,244,000	108,396,544

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
TOTAL RETURN BOND FUND

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC*,1	$188	$—	$—	$—
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	47,451,399	70,842	(47,199,315)	(1,797,792)
Guggenheim Strategy Fund II	26,039,254	359,156	—	—
Guggenheim Strategy Fund III	26,014,479	362,853	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	26,060,726	270,806	—	—
	$125,566,046	$1,063,657	$(47,199,315)	$(1,797,792)

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Common Stocks
BP Holdco LLC*,1	$(49)	$139	532	$—
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	1,474,866	—	—	70,842
Guggenheim Strategy Fund II	(827,152)	25,571,258	1,063,254	359,157
Guggenheim Strategy Fund III	(794,931)	25,582,401	1,062,833	362,853
Guggenheim Ultra Short Duration Fund — Institutional Class	(501,332)	25,830,200	2,643,828	270,806
	$(648,598)	$76,983,998		$1,063,658

*	Non-income producing security.
[1]

Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued and affiliated securities amounts to $139, (cost $188) or less than 0.1% of total net assets.

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
TOTAL RETURN BOND FUND

March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $14,139,233,524)	$14,421,354,164
Investments in affiliated issuers, at value (cost $79,350,671)	76,983,998
Repurchase agreements, at value (cost $167,004,224)	167,004,224
Cash	3,024,691
Segregated cash with broker	74,953,240
Unamortized upfront premiums paid on interest rate swap agreements	7,898
Unrealized appreciation on OTC swap agreements	32,495
Unrealized appreciation on forward foreign currency exchange contracts	143,739,316
Prepaid expenses	487,646
Receivables:
Securities sold	267,294,635
Fund shares sold	81,951,957
Interest	41,449,881
Protection fees on credit default swap agreements	1,343,685
Foreign tax reclaims	184,862
Dividends	144,620
Investment Adviser	563
Total assets	15,279,957,875

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $18)	13
Segregated cash due to broker	127,169,348
Unamortized upfront premiums received on credit default swap agreements	74,050,715
Unrealized depreciation on forward foreign currency exchange contracts	49,672,255
Payable for:
Securities purchased	433,974,971
Fund shares redeemed	50,168,822
Variation margin on credit default swap agreements	11,995,252
Distributions to shareholders	4,630,114
Management fees	3,133,197
Swap settlement	2,705,263
Fund accounting/administration fees	737,863
Variation margin on interest rate swap agreements	571,674
Distribution and service fees	494,082
Transfer agent/maintenance fees	249,453
Variation margin on futures contracts	164,067
Trustees’ fees*	28,056
Miscellaneous	2,047,695
Total liabilities	761,792,840
Net assets	$14,518,165,035

Net assets consist of:
Paid in capital	$14,045,415,442
Total distributable earnings (loss)	472,749,593
Net assets	$14,518,165,035

A-Class:
Net assets	$558,185,157
Capital shares outstanding	20,101,525
Net asset value per share	$27.77
Maximum offering price per share (Net asset value divided by 96.00%)	$28.93

C-Class:
Net assets	$279,991,173
Capital shares outstanding	10,082,117
Net asset value per share	$27.77

P-Class:
Net assets	$716,858,965
Capital shares outstanding	25,822,237
Net asset value per share	$27.76

Institutional Class:
Net assets	$12,833,595,268
Capital shares outstanding	461,768,956
Net asset value per share	$27.79

R6-Class:
Net assets	$129,534,472
Capital shares outstanding	4,658,144
Net asset value per share	$27.81

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

STATEMENT OF OPERATIONS (Unaudited)
TOTAL RETURN BOND FUND

Six-Month Period Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$833,940
Dividends from securities of affiliated issuers	1,063,658
Interest from unaffiliated issuers	187,026,257
Total investment income	188,923,855

Expenses:
Management fees	28,076,321
Distribution and service fees:
A-Class	754,960
C-Class	1,420,517
P-Class	991,293
Transfer agent/maintenance fees:
A-Class	425,274
C-Class	138,333
P-Class	498,992
Institutional Class	4,803,740
R6-Class	5,348
Fund accounting/administration fees	5,543,530
Custodian fees	573,425
Line of credit fees	557,207
Professional fees	513,171
Trustees’ fees*	185,047
Miscellaneous	1,053,003
Recoupment of previously waived fees:
A-Class	886
C-Class	2,296
P-Class	1,187
Institutional Class	5,804
R6-Class	1,885
Total expenses	45,552,219
Less:
Expenses reimbursed by Adviser:
A-Class	(290,239)
C-Class	(75,185)
P-Class	(320,845)
Institutional Class	(4,479,702)
R6-Class	(3,689)
Expenses waived by Adviser	(309,788)
Earnings credits applied	(145,057)
Total waived/reimbursed expenses	(5,624,505)
Net expenses	39,927,714
Net investment income	148,996,141

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	128,771,205
Investments in affiliated issuers	(1,797,792)
Investments sold short	(201,420)
Swap agreements	54,651,605
Futures contracts	8,291,406
Forward foreign currency exchange contracts	10,829,283
Foreign currency transactions	(108,373,729)
Net realized gain	92,170,558
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(69,540,779)
Investments in affiliated issuers	(648,598)
Swap agreements	106,701,296
Futures contracts	(164,066)
Options purchased	5,787,528
Forward foreign currency exchange contracts	53,777,596
Foreign currency translations	(158,697)
Net change in unrealized appreciation (depreciation)	95,754,280
Net realized and unrealized gain	187,924,838
Net increase in net assets resulting from operations	$336,920,979

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$148,996,141	$313,602,971
Net realized gain (loss) on investments	92,170,558	(13,501,878)
Net change in unrealized appreciation (depreciation) on investments	95,754,280	424,184,656
Net increase in net assets resulting from operations	336,920,979	724,285,749

Distributions to shareholders:
A-Class	(5,961,313)	(17,650,066)
C-Class	(1,741,694)	(5,704,804)
P-Class	(7,833,536)	(21,602,062)
Institutional Class	(142,576,762)	(321,960,314)
R6-Class	(1,378,932)	(1,386,227)
Total distributions to shareholders	(159,492,237)	(368,303,473)

Capital share transactions:
Proceeds from sale of shares
A-Class	112,485,757	291,044,602
C-Class	28,928,199	79,694,391
P-Class	157,784,323	351,341,399
Institutional Class	3,578,107,846	6,140,295,101
R6-Class	107,209,970	24,004,225
Distributions reinvested
A-Class	5,329,481	15,903,479
C-Class	1,446,338	4,753,753
P-Class	7,733,911	21,298,550
Institutional Class	117,966,370	260,717,634
R6-Class	1,378,509	1,386,227
Cost of shares redeemed
A-Class	(176,398,877)	(304,339,035)
C-Class	(39,914,313)	(71,478,334)
P-Class	(277,012,950)	(313,106,525)
Institutional Class	(3,156,915,260)	(3,528,943,102)
R6-Class	(36,525,523)	(8,999,085)
Net increase from capital share transactions	431,603,781	2,963,573,280
Net increase in net assets	609,032,523	3,319,555,556

Net assets:
Beginning of period	13,909,132,512	10,589,576,956
End of period	$14,518,165,035	$13,909,132,512

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	4,103,348	10,870,632
C-Class	1,056,337	2,970,672
P-Class	5,734,928	13,120,761
Institutional Class	129,959,469	228,795,854
R6-Class	3,907,705	890,426
Shares issued from reinvestment of distributions
A-Class	193,678	592,684
C-Class	52,541	177,175
P-Class	281,194	793,377
Institutional Class	4,281,730	9,694,369
R6-Class	49,984	51,500
Shares redeemed
A-Class	(6,423,641)	(11,329,916)
C-Class	(1,456,072)	(2,663,801)
P-Class	(10,093,156)	(11,696,424)
Institutional Class	(114,696,858)	(131,586,335)
R6-Class	(1,318,216)	(334,949)
Net increase in shares	15,632,971	110,346,025

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$27.42	$26.69	$27.05	$27.23	$26.50	$26.94
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.64	.72	.83	.96	.94
Net gain (loss) on investments (realized and unrealized)	.37	.85	(.37)	.05	.81	(.25)
Total from investment operations	.62	1.49	.35	.88	1.77	.69
Less distributions from:
Net investment income	(.27)	(.65)	(.71)	(.95)	(1.04)	(1.09)
Net realized gains	—	(.11)	—	(.11)	—	(.04)
Total distributions	(.27)	(.76)	(.71)	(1.06)	(1.04)	(1.13)
Net asset value, end of period	$27.77	$27.42	$26.69	$27.05	$27.23	$26.50

Total Return[c]	2.28%	5.70%	1.28%	3.33%	6.88%	2.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$558,185	$609,602	$589,760	$744,989	$548,223	$435,760
Ratios to average net assets:
Net investment income (loss)	1.83%	2.37%	2.66%	3.08%	3.63%	3.50%
Total expenses[d]	0.90%	0.96%	0.93%	1.02%	1.15%	1.10%
Net expenses[e,f,g]	0.80%	0.80%	0.81%	0.87%	0.97%	0.91%
Portfolio turnover rate	41%	68%	48%	72%	86%	74%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$27.43	$26.69	$27.05	$27.23	$26.50	$26.94
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.43	.52	.65	.75	.74
Net gain (loss) on investments (realized and unrealized)	.36	.87	(.38)	.03	.82	(.25)
Total from investment operations	.51	1.30	.14	.68	1.57	.49
Less distributions from:
Net investment income	(.17)	(.45)	(.50)	(.75)	(.84)	(.89)
Net realized gains	—	(.11)	—	(.11)	—	(.04)
Total distributions	(.17)	(.56)	(.50)	(.86)	(.84)	(.93)
Net asset value, end of period	$27.77	$27.43	$26.69	$27.05	$27.23	$26.50

Total Return[c]	1.86%	4.95%	0.53%	2.58%	6.08%	1.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$279,991	$286,050	$265,486	$251,177	$216,255	$89,320
Ratios to average net assets:
Net investment income (loss)	1.08%	1.62%	1.93%	2.44%	2.82%	2.75%
Total expenses[d]	1.61%	1.60%	1.62%	1.74%	1.83%	1.80%
Net expenses[e,f,g]	1.55%	1.55%	1.55%	1.60%	1.69%	1.63%
Portfolio turnover rate	41%	68%	48%	72%	86%	74%

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$27.42	$26.69	$27.04	$27.23	$26.49	$26.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.63	.72	.85	.96	.36
Net gain (loss) on investments (realized and unrealized)	.36	.86	(.36)	.03	.84	(.43)
Total from investment operations	.61	1.49	.36	.88	1.80	(.07)
Less distributions from:
Net investment income	(.27)	(.65)	(.71)	(.96)	(1.06)	(.42)
Net realized gains	—	(.11)	—	(.11)	—	—
Total distributions	(.27)	(.76)	(.71)	(1.07)	(1.06)	(.42)
Net asset value, end of period	$27.76	$27.42	$26.69	$27.04	$27.23	$26.49

Total Return	2.24%	5.70%	1.32%	3.34%	6.97%	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$716,859	$819,770	$738,694	$572,644	$161,928	$12,509
Ratios to average net assets:
Net investment income (loss)	1.83%	2.37%	2.69%	3.14%	3.58%	3.20%
Total expenses[d]	0.88%	0.87%	0.91%	1.03%	0.96%	1.02%
Net expenses[e,f,g]	0.80%	0.80%	0.80%	0.86%	0.82%	0.84%
Portfolio turnover rate	41%	68%	48%	72%	86%	74%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015
Per Share Data
Net asset value, beginning of period	$27.45	$26.71	$27.07	$27.26	$26.53	$26.97
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.71	.80	.93	1.05	1.03
Net gain (loss) on investments (realized and unrealized)	.36	.87	(.37)	.04	.82	(.25)
Total from investment operations	.65	1.58	.43	.97	1.87	.78
Less distributions from:
Net investment income	(.31)	(.73)	(.79)	(1.05)	(1.14)	(1.18)
Net realized gains	—	(.11)	—	(.11)	—	(.04)
Total distributions	(.31)	(.84)	(.79)	(1.16)	(1.14)	(1.22)
Net asset value, end of period	$27.79	$27.45	$26.71	$27.07	$27.26	$26.53

Total Return	2.42%	6.03%	1.59%	3.68%	7.26%	2.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,833,595	$12,138,270	$8,957,902	$6,418,897	$3,024,918	$1,409,171
Ratios to average net assets:
Net investment income (loss)	2.12%	2.64%	2.99%	3.47%	3.94%	3.83%
Total expenses[d]	0.58%	0.58%	0.58%	0.68%	0.79%	0.76%
Net expenses[e,f,g]	0.51%	0.51%	0.50%	0.52%	0.59%	0.57%
Portfolio turnover rate	41%	68%	48%	72%	86%	74%

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Period Ended Sept. 30, 2017[i]
Per Share Data
Net asset value, beginning of period	$27.46	$26.73	$27.09	$27.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.71	.81	.86
Net gain (loss) on investments (realized and unrealized)	.37	.86	(.38)	.18
Total from investment operations	.66	1.57	.43	1.04
Less distributions from:
Net investment income	(.31)	(.73)	(.79)	(.99)
Net realized gains	—	(.11)	—	(.11)
Total distributions	(.31)	(.84)	(.79)	(1.10)
Net asset value, end of period	$27.81	$27.46	$26.73	$27.09

Total Return	2.42%	5.99%	1.59%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,534	$55,441	$37,735	$13,709
Ratios to average net assets:
Net investment income (loss)	2.11%	2.64%	3.00%	3.35%
Total expenses[d]	0.52%	0.52%	0.53%	0.65%
Net expenses[e,f,g]	0.51%	0.51%	0.50%	0.51%
Portfolio turnover rate	41%	68%	48%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	—	0.00%*	0.01%
C-Class	0.00%*	—	0.00%*	0.01%
P-Class	0.00%*	0.00%*	0.00%*	0.01%
Institutional Class	0.00%*	—	0.00%*	—
R6-Class	0.00%*	0.00%*	0.00%*	—

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	0.79%	0.79%	0.80%	0.84%	0.87%	0.84%
C-Class	1.54%	1.54%	1.55%	1.57%	1.60%	1.56%
P-Class	0.79%	0.79%	0.80%	0.83%	0.75%	0.75%
Institutional Class	0.50%	0.50%	0.49%	0.49%	0.49%	0.50%
R6-Class	0.50%	0.50%	0.49%	0.48%	N/A	N/A

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Since commencement of operations: October 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company. At March 31, 2020, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

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The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign

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currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

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The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying positions that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted

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with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2020.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

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When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

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(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and

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accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2020, are disclosed in the Statement of Operations.

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(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

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Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$—	$14,047,833,333

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge, Income	$—	$36,265,440

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain

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standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$49,652,683	$76,705,774

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$1,809,818,667	$144,900,333

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over

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the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Index Exposure	$468,795,867	$1,790,575,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

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The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$441,269,072	$2,108,707,889

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Investments in unaffiliated issuers, at value	Variation margin on interest rate swap agreements
	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on futures contracts
Credit contracts	Unrealized appreciation on OTC swap agreements	Variation margin on credit default swap agreements
Unamortized upfront premiums received on credit default swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2020:

Asset Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
$—	$30,654,778	$41,774,966	$27,551,250	$143,739,316	$243,720,310

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Liability Derivative Investments Value
Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
$164,066	$—	$—	$—	$49,672,255	$49,836,321

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives as reported on the Schedules of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on options purchased

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$8,291,406	$22,695,437	$31,956,168	$—	$10,829,283	$73,772,294

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$(164,066)	$36,978,119	$69,723,177	$5,787,528	$53,777,596	$166,102,354

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$143,739,316	$—	$143,739,316	$(43,686,818)	$(87,559,139)	$12,493,359
Total return swap agreements	32,495	—	32,495	—	—	32,495
Options purchased contracts	27,551,250	—	27,551,250	(5,985,437)	(7,623,717)	13,942,096

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$49,672,255	$—	$49,672,255	$(49,672,255)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and repurchase agreements as of March 31, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$4,631,000
BNP Paribas	Repurchase agreements	—	525,000
BofA Securities, Inc.	Credit default swap agreements	74,953,240	—
Citibank, N.A., New York	Forward foreign currency exchange contracts	—	43,446,417
Deutsche Bank AG	Futures contracts, Total return swap agreements	—	734,900
Goldman Sachs International	Forward foreign currency exchange contracts, Options purchased	—	24,170,031
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options purchased	—	23,250,000
Societe Generale	Repurchase agreements	—	30,412,000
Total		$74,953,240	$127,169,348

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.79%	11/20/17	02/01/21
Total Return Bond Fund - C-Class	1.54%	11/20/17	02/01/21
Total Return Bond Fund - P-Class	0.79%	11/20/17	02/01/21
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/21
Total Return Bond Fund - R6-Class	0.50%	10/19/16	02/01/21

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2020	2021	2022	2023	Total
A-Class	$591,343	$807,942	$970,954	$300,811	$2,671,050
C-Class	183,454	141,993	139,409	80,570	545,426
P-Class	444,803	661,267	529,763	334,458	1,970,291
Institutional Class	5,153,504	5,917,973	6,918,582	4,714,114	22,704,173
R6-Class	—	4,318	3,324	6,052	13,694

For the period ended March 31, 2020, GI recouped $12,058 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2020, the Fund waived $43,443 related to investments in affiliated funds.

For the period ended March 31, 2020, GFD retained sales charges of $87,029 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended March 31, 2020, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at March 31, 2020	Average Balance Outstanding	Average Interest Rate
5	$—	$323,624,800	3.84%

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$14,386,231,601	$889,396,831	$(443,953,307)	$445,443,524

Note 8 – Securities Transactions

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$3,407,585,304	$3,576,662,749

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$1,629,618,646	$1,575,903,256

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$4,966,438	$7,363,311	$240,327

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The unfunded loan commitments as of March 31, 2020, were as follows:

Borrower	Maturity Date	Face Amount	Value
Aspect Software, Inc.	07/15/23	$1,169	$13

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[4]	11/30/11	$335,966	$4,096
Atlas Mara Ltd.
8.00% due 12/31/20	10/01/15	6,388,286	5,346,000
Banc of America Funding Trust
2015-R4, 1.80% (1 Month USD LIBOR + 0.17%, Rate Floor 0.17%) due 01/27/35[1]	10/21/15	1,365,054	1,384,619
BCAP LLC
2014-RR2, 2.23% (WAC) due 03/26/36[1]	02/17/15	16,685	16,997
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	21,209,274	23,826,159
CIT Mortgage Loan Trust
2007-1, 2.40% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[1]	04/10/14	2,793,917	2,803,694
Copper River CLO Ltd.
2007-1A, due 01/20/21[2]	05/09/14	294,347	153,409
Deephaven Residential Mortgage Trust
2018-1A, 3.03% (WAC) due 12/25/57[1]	09/05/19	1,656,412	1,636,523
2017-3A, 2.58% (WAC) due 10/25/47[1]	11/01/17	3,065,522	3,066,121
Fort Knox Military Housing Privatization Project
1.05% (1 Month USD LIBOR + 0.34%) due 02/15/52[1]	04/09/15	1,123,925	1,027,198
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.11% (WAC) due 11/25/52[1]	07/26/19	1,230,903	1,274,904
GSMSC Resecuritization Trust
2015-5R, 1.77% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[1]	08/24/18	1,065,998	1,056,405
Irwin Home Equity Loan Trust
2007-1, 6.35% due 08/25/37	02/27/15	67,075	65,068
Morgan Stanley Re-REMIC Trust
2010-R5, 3.90% due 06/26/36	07/18/14	188,418	184,760
Morgan Stanley Resecuritization Trust
2014-R9, 1.76% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/26/46[1]	01/16/15	2,900,730	2,843,927

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Restricted Securities	Acquisition Date	Cost	Value
New Residential Mortgage Loan Trust
2017-5A, 2.45% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[1]	08/09/17	$2,756,886	$2,563,310
Nomura Resecuritization Trust
2015-4R, 2.11% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[1]	03/20/15	1,329,655	1,367,762
2015-4R, 3.25% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 12/26/36[1]	04/22/15	703,076	684,241
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[3]	12/17/12	1,999,445	1,791,617
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	700,541	620,267
		$51,192,115	$51,717,077

[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]

Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued and restricted securities amounts to $1,791,617, (cost $1,999,445) or less than 0.1% of total net assets.

[4]	Security is in default of interest and/or principal obligations.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the Fund in the amount of $236,134.

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 13 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset

Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset

Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 105

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary

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based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Ultra Short Duration Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	USD-SEMI-0320x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ULTRA SHORT DURATION FUND	10
NOTES TO FINANCIAL STATEMENTS	39
OTHER INFORMATION	60
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	61
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	68

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The six-month period ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this semi-annual shareholder report, these events have affected performance for the Ultra Short Duration Fund (the “Fund”). We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), serves as the investment adviser to the Fund. The Investment Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Ultra Short Duration Fund may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations (CLOs) generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the six months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	March 31, 2020

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the six months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Ultra Short Duration Fund
A-Class	0.59%	(1.01%)	$ 1,000.00	$ 989.90	$ 2.94
Institutional Class	0.34%	(0.88%)	1,000.00	991.20	1.69

Table 2. Based on hypothetical 5% return (before expenses)
Ultra Short Duration Fund
A-Class	0.59%	5.00%	$ 1,000.00	$ 1,022.05	$ 2.98
Institutional Class	0.34%	5.00%	1,000.00	1,023.30	1.72

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

ULTRA SHORT DURATION FUND

OBJECTIVE: Seeks a high level of income consistent with the preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)”

Inception Dates:
A-Class	November 30, 2018
Institutional Class	March 11, 2014

Ten Largest Holdings (% of Total Net Assets)
Discover Card Execution Note Trust, 1.88%	2.5%
Ocwen Master Advance Receivables Trust, 2.51%	2.0%
Marathon CLO V Ltd., 2.57%	1.3%
TICP CLO VII Ltd., 2.06%	1.1%
Halcyon Loan Advisors Funding Ltd., 2.72%	1.0%
OZLM XII Ltd., 2.82%	0.9%
Greywolf CLO III Ltd., 2.30%	0.9%
Mountain View CLO Ltd., 2.63%	0.8%
Verus Securitization Trust, 2.42%	0.8%
MP CLO VIII Ltd., 2.71%	0.8%
Top Ten Total	12.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	Since Inception (03/11/14)
Institutional Class Shares	(0.88%)	0.40%	1.70%	1.56%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.91%	2.08%	1.12%	0.92%
		6 Month†	1 Year	Since Inception (11/30/18)
A-Class Shares		(1.01%)	0.25%	0.65%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index		0.91%	2.08%	2.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	35.3%
AA	4.6%
A	13.2%
BBB	17.7%
BB	0.5%
B	1.1%
NR2	2.4%
Other Instruments	25.2%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
ULTRA SHORT DURATION FUND

	Shares	Value
MONEY MARKET FUND† - 19.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.51%[1]	78,855,659	$78,855,659
Total Money Market Fund
(Cost $78,855,659)		78,855,659

	Face Amount~
ASSET-BACKED SECURITIES†† - 25.3%
Collateralized Loan Obligations - 18.6%
Marathon CLO V Ltd.
2017-5A, 2.57% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	5,303,290	5,098,996
TICP CLO VII Ltd.
2020-7A, 2.06% (3 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/15/33[2,3]	4,500,000	4,419,868
Halcyon Loan Advisors Funding Ltd.
2017-3A, 2.72% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,3]	4,030,278	3,905,887
OZLM XII Ltd.
2018-12A, 2.82% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 04/30/27[2,3]	3,600,000	3,510,799
Greywolf CLO III Ltd.
2020-3RA, 2.30% (3 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 04/15/33[2,3]	3,500,000	3,442,813
THL Credit Wind River CLO Ltd.
2017-2A, 2.70% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[2,3]	2,632,563	2,552,988
2019-1A, 2.71% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 01/15/26[2,3]	880,889	876,575
Mountain View CLO Ltd.
2018-1A, 2.63% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	3,359,891	3,313,571
MP CLO VIII Ltd.
2018-2A, 2.71% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[2,3]	3,405,804	3,295,543
Midocean Credit Clo VII
2020-7A, 2.79% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[2,3]	3,500,000	3,266,504

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
GPMT Ltd.
2019-FL2, 2.01% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[2,3]	3,000,000	$2,827,228
2018-FL1, 1.67% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[2,3]	341,116	316,425
BXMT Ltd.
2020-FL2, 1.70% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[2,3]	3,250,000	3,048,708
California Street CLO IX, LP
2019-9A, 2.54% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/16/32[2,3]	2,750,000	2,662,092
Venture XIV CLO Ltd.
2020-14A, 2.73% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[2,3]	2,500,000	2,333,105
Palmer Square Loan Funding Ltd.
2018-4A, 2.59% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,3]	1,307,547	1,264,750
2019-3A, 2.55% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	861,918	841,391
Newfleet CLO Ltd.
2018-1A, 2.77% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[2,3]	2,000,000	1,880,345
GoldentTree Loan Management US CLO 1 Ltd.
2020-1A, 2.60% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[2,3]	2,000,000	1,866,027
West CLO Ltd.
2017-1A, 2.74% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[2,3]	1,864,547	1,851,936
Crown Point CLO III Ltd.
2017-3A, 2.74% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[2,3]	1,811,654	1,785,885
KVK CLO Ltd.
2017-1A, 2.74% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[2,3]	1,800,000	1,743,337
BlueMountain CLO XXV Ltd.
2019-25A, 2.48% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/15/32[2,3]	1,750,000	1,720,741
Seneca Park CLO Limited
2017-1A, 2.96% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[2,3]	1,686,091	1,678,999

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Garrison BSL CLO Ltd.
2018-1A, 2.79% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,750,000	$1,641,950
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	1,800,000	1,579,266
Mountain Hawk II CLO Ltd.
2018-2A, 3.42% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[2,3]	1,538,053	1,523,358
NewStar Clarendon Fund CLO LLC
2019-1A, 3.09% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[2,3]	1,541,860	1,505,188
Voya CLO Ltd.
2019-2A, 2.47% (3 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 07/20/32[2,3]	1,406,250	1,352,348
Neuberger Berman CLO XX Ltd.
2017-20A, 2.63% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 01/15/28[2,3]	1,400,000	1,317,989
Neuberger Berman CLO XVI-S Ltd.
2018-16SA, 2.68% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/15/28[2,3]	1,000,000	977,490
TICP CLO I Ltd.
2018-1A, 2.62% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 07/20/27[2,3]	976,704	957,285
KREF Ltd.
2018-FL1, 1.90% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[2,3]	1,000,000	937,509
LoanCore Issuer Ltd.
2018-CRE1, 2.21% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[2,3]	1,000,000	889,904
BSPRT Issuer Ltd.
2018-FL3, 1.76% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[2,3]	721,486	678,027
BDS
2018-FL2, 1.75% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 08/15/35[2,3]	625,095	580,794
Venture XVI CLO Ltd.
2018-16A, 2.68% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[2,3]	400,000	376,425

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.24% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	382,000	$353,782
Babson CLO Limited
2017-IA, 2.97% (3 Month USD LIBOR + 1.15%, Rate Floor: 0.00%) due 07/20/25[2,3]	340,177	339,229
Golub Capital Partners CLO 17 Ltd.
2017-17A, 3.44% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[2,3]	350,000	325,778
Total Collateralized Loan Obligations		74,840,835

Financial - 3.0%
Station Place Securitization Trust
2019-5, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,2,3,4	3,050,000	3,050,000
2019-6, 1.53% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,2,3	1,850,000	1,850,000
2019-2, 1.48% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21†††,2,3,4	900,000	900,000
2019-WL1, 1.60% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52†††,2,3,4	666,667	666,667
2019-9, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20†††,2,3,4	600,000	600,000
Barclays Bank plc
GMTN, 2.18% (1 Month USD LIBOR + 0.60%) due 06/02/20†††,2,3,4	2,150,000	2,150,000
GMTN, 1.67% (1 Month USD LIBOR + 0.68%) due 07/31/20†††,2,3,4	2,000,000	2,000,000
Madison Avenue Secured Funding Trust
2019-1, 2.23% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,2,3,4	700,000	700,000
Total Financial		11,916,667

Credit Card - 2.5%
Discover Card Execution Note Trust
2017-A6, 1.88% due 02/15/23	10,000,000	9,988,316

Transport-Container - 0.9%
Global SC Finance II SRL
2014-1A, 3.19% due 07/17/29[2]	2,816,667	2,646,143
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[2]	935,792	912,166
Total Transport-Container		3,558,309

Transport-Aircraft - 0.3%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[2]	917,178	794,562
Raspro Trust
2005-1A, 2.89% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[2,3]	542,298	508,931
Total Transport-Aircraft		1,303,493
Total Asset-Backed Securities
(Cost $104,963,202)		101,607,620

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 22.3%
Residential Mortgage Backed Securities - 19.2%
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T5, 2.43% due 10/15/51[2]	3,000,000	$2,932,526
2019-T4, 2.33% due 10/15/51[2]	3,000,000	2,906,755
2019-T3, 2.51% due 09/15/52[2]	2,550,000	2,430,350
Ocwen Master Advance Receivables Trust
2019-T1, 2.51% due 08/15/50[2]	8,200,000	8,176,518
Verus Securitization Trust
2020-1, 2.42% (WAC) due 01/25/60[2,3]	3,438,817	3,300,765
2019-4, 2.64% due 11/25/59[2,5]	2,312,935	2,341,762
2019-4, 2.85% due 11/25/59[2,5]	1,248,985	1,264,453
CSMC Series
2014-7R, 1.78% (WAC) due 10/27/36[2,3]	3,029,513	2,937,565
2014-2R, 1.83% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	2,713,268	2,570,660
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59[2,3]	2,407,872	2,415,787
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	1,712,860	1,744,183
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	1,305,104	1,319,561
2017-6, 2.75% (WAC) due 10/25/57[2,3]	1,192,856	1,193,787
2017-5, 1.55% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	663,357	640,049
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[2,3]	3,134,261	2,993,481
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[2,3]	2,906,691	2,981,439
Soundview Home Loan Trust
2006-OPT5, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	2,893,781	2,646,207
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[2,3]	2,720,362	2,602,566
Freddie Mac STACR Trust
2020-DNA1, 1.65% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 01/25/50[2,3]	1,000,000	969,802
2020-DNA2, 1.70% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 02/25/50[2,3]	1,000,000	952,311
2019-DNA4, 1.65% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/25/49[2,3]	554,057	546,636
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 1.33% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[3]	2,550,000	2,393,937
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[2,3]	1,674,565	1,606,432
2019-1, 2.94% (WAC) due 06/25/49[2,3]	792,612	787,313

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[2,3]	1,702,702	$1,620,268
2019-2, 2.70% (WAC) due 09/25/59[2,3]	776,380	744,236
Connecticut Avenue Securities Trust
2020-R01, 1.75% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 01/25/40[2,3]	1,236,927	1,182,692
2019-R07, 1.72% (1 Month USD LIBOR + 0.77%, Rate Floor: 0.00%) due 10/25/39[2,3]	1,086,222	1,059,356
2019-R05, 1.70% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.00%) due 07/25/39[2,3]	31,078	30,748
CIT Mortgage Loan Trust
2007-1, 2.30% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	2,155,944	2,068,254
Accredited Mortgage Loan Trust
2006-2, 1.21% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 09/25/36[3]	2,174,474	1,999,497
Angel Oak Mortgage Trust
2020-1, 2.47% (WAC) due 12/25/59[2,3]	1,730,878	1,715,746
Citigroup Mortgage Loan Trust
2007-WFH2, 1.35% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[3]	1,000,000	963,294
2019-IMC1, 2.72% (WAC) due 07/25/49[2,3]	765,403	737,876
CWABS Incorporated Asset-Backed Certificates Trust
2004-4, 1.67% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 07/25/34[3]	1,701,847	1,600,604
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 1.44% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[3]	1,550,000	1,444,463
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 1.38% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[3]	1,500,000	1,443,707
NRPL Trust
2019-3A, 3.00% due 07/25/59[2]	1,208,696	1,214,870
Banc of America Funding Trust
2015-R2, 1.21% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,200,000	1,123,139
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	1,142,728	1,121,758
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/25/29[2,3]	768,140	758,497

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[2,3]	479,464	$474,173
2018-2, 3.47% (WAC) due 07/27/48[2,3]	280,777	276,813
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 1.45% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.25%) due 12/25/35[3]	506,262	489,886
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[2,3]	443,859	426,616
Total Residential Mortgage Backed Securities		77,151,338

Commercial Mortgage Backed Securities - 3.1%
Morgan Stanley Capital I Trust
2018-H3, 0.83% (WAC) due 07/15/51[3,6]	46,601,311	2,333,029
2014-CPT, 3.35% due 07/13/29[2]	1,000,000	984,927
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[2]	2,524,000	2,527,134
GRACE Mortgage Trust
2014-GRCE, 3.37% due 06/10/28[2]	2,000,000	2,010,136
Citigroup Commercial Mortgage Trust
2019-GC41, 1.19% (WAC) due 08/10/56[3,6]	24,972,625	1,782,661
BENCHMARK Mortgage Trust
2019-B14, 0.79% (WAC) due 12/15/62[3,6]	34,958,214	1,769,711
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.65% (WAC) due 06/15/51[3,6]	29,689,394	1,072,627
Total Commercial Mortgage Backed Securities		12,480,225

Total Collateralized Mortgage Obligations
(Cost $92,151,295)		89,631,563

CORPORATE BONDS†† - 20.0%
Financial - 8.9%
Wells Fargo & Co.
2.66% (3 Month USD LIBOR + 0.93%) due 02/11/22[3]	2,800,000	2,746,120
HSBC Holdings plc
2.29% (3 Month USD LIBOR + 0.60%) due 05/18/21[3]	2,600,000	2,546,787
Capital One Financial Corp.
2.22% (3 Month USD LIBOR + 0.45%) due 10/30/20[3]	2,535,000	2,496,236
Credit Agricole S.A.
1.87% (3 Month USD LIBOR + 0.97%) due 06/10/20[2,3]	2,495,000	2,488,597
UBS Group AG
3.62% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[2,3]	1,400,000	1,371,096
2.64% (3 Month USD LIBOR + 1.44%) due 09/24/20[2,3]	1,100,000	1,090,989
Lloyds Bank plc
2.23% (3 Month USD LIBOR + 0.49%) due 05/07/21[3]	2,600,000	2,449,454

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Svenska Handelsbanken AB
2.15% (3 Month USD LIBOR + 0.47%) due 05/24/21[3]	2,250,000	$2,191,239
American Express Co.
2.22% (3 Month USD LIBOR + 0.53%) due 05/17/21[3]	2,150,000	2,091,855
AvalonBay Communities, Inc.
2.26% (3 Month USD LIBOR + 0.43%) due 01/15/21[3]	2,050,000	2,017,440
Synchrony Bank
3.65% due 05/24/21	1,720,000	1,692,519
Sumitomo Mitsui Financial Group, Inc.
2.68% (3 Month USD LIBOR + 1.68%) due 03/09/21[3]	1,350,000	1,335,504
Willis Towers Watson plc
5.75% due 03/15/21	1,200,000	1,229,616
Discover Bank
3.10% due 06/04/20	1,100,000	1,098,350
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.25% due 07/01/20	900,000	887,846
4.63% due 10/30/20	150,000	145,508
Goldman Sachs Group, Inc.
3.45% (3 Month USD LIBOR + 1.77%) due 02/25/21[3]	1,050,000	1,028,556
AXIS Specialty Finance LLC
5.88% due 06/01/20	1,000,000	1,007,071
Standard Chartered Bank
2.15% (3 Month USD LIBOR + 0.40%) due 08/04/20[3]	920,000	919,368
Santander UK plc
2.20% (3 Month USD LIBOR + 0.62%) due 06/01/21[3]	980,000	914,195
UBS AG
1.58% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[2,3]	870,000	867,211
Mitsubishi UFJ Financial Group, Inc.
3.46% (3 Month USD LIBOR + 1.88%) due 03/01/21[3]	672,000	668,405
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[2]	600,000	599,780
Essex Portfolio, LP
5.20% due 03/15/21	300,000	304,905
Swedbank AB
2.65% due 03/10/21[2]	300,000	299,785
Australia & New Zealand Banking Group Ltd.
2.57% (3 Month USD LIBOR + 0.99%) due 06/01/21[2,3]	300,000	295,962
Citigroup, Inc.
2.76% (3 Month USD LIBOR + 1.38%) due 03/30/21[3]	250,000	248,188
American Tower Corp.
2.80% due 06/01/20	230,000	228,193
Marsh & McLennan Cos., Inc.
4.80% due 07/15/21	200,000	205,254
Assurant, Inc.
2.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[3]	194,000	194,000
Total Financial		35,660,029

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
Consumer, Non-cyclical - 5.3%
Sysco Corp.
5.65% due 04/01/25	2,850,000	$2,967,021
Express Scripts Holding Co.
2.33% (3 Month USD LIBOR + 0.75%) due 11/30/20[3]	2,530,000	2,508,132
Zimmer Biomet Holdings, Inc.
1.80% (3 Month USD LIBOR + 0.75%) due 03/19/21[3]	1,400,000	1,383,125
2.70% due 04/01/20	1,070,000	1,070,000
General Mills, Inc.
2.38% (3 Month USD LIBOR + 0.54%) due 04/16/21[3]	2,450,000	2,385,220
Bayer US Finance II LLC
1.85% (3 Month USD LIBOR + 0.63%) due 06/25/21[2,3]	1,700,000	1,687,202
AbbVie, Inc.
2.05% (3 Month USD LIBOR + 0.35%) due 05/21/21[2,3]	1,300,000	1,262,942
Global Payments, Inc.
3.80% due 04/01/21	1,200,000	1,207,516
Altria Group, Inc.
4.75% due 05/05/21	1,154,000	1,178,883
Ingredion, Inc.
4.63% due 11/01/20	1,143,000	1,143,695
Constellation Brands, Inc.
2.25% due 11/06/20	1,050,000	1,044,105
Mondelez International, Inc.
3.00% due 05/07/20	1,040,000	1,029,600
CVS Health Corp.
1.72% (3 Month USD LIBOR + 0.72%) due 03/09/21[3]	1,050,000	1,028,446
Conagra Brands, Inc.
2.55% (3 Month USD LIBOR + 0.75%) due 10/22/20[3]	524,000	518,455
Keurig Dr Pepper, Inc.
3.55% due 05/25/21	500,000	505,865
Coca-Cola European Partners plc
3.50% due 09/15/20	300,000	302,843
Quest Diagnostics, Inc.
4.70% due 04/01/21	150,000	151,727
Total Consumer, Non-cyclical		21,374,777

Industrial - 2.5%
Siemens Financieringsmaatschappij N.V.
1.35% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	1,870,000	1,789,421
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,200,000	1,084,783
7.13% due 10/15/20[2]	500,000	494,422
Penske Truck Leasing Company Lp / PTL Finance Corp.
3.65% due 07/29/21[2]	1,294,000	1,310,065
Fortive Corp.
2.35% due 06/15/21	1,300,000	1,263,911
Rolls-Royce plc
2.38% due 10/14/20[2]	1,313,000	1,237,327
Tyco Electronics Group S.A.
4.88% due 01/15/21	1,200,000	1,222,976
Textron, Inc.
2.28% (3 Month USD LIBOR + 0.55%) due 11/10/20[3]	600,000	600,029
Ryder System, Inc.
2.50% due 05/11/20	540,000	539,858
Northrop Grumman Corp.
3.50% due 03/15/21	250,000	251,130
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	170,000	170,022
Total Industrial		9,963,944

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~		Value
Energy - 1.1%
Marathon Petroleum Corp.
3.40% due 12/15/20		885,000	$876,743
5.13% due 03/01/21		310,000	300,563
Halliburton Co.
3.25% due 11/15/21		1,130,000	1,097,995
Sabine Pass Liquefaction LLC
5.63% due 02/01/21		1,025,000	994,289
Reliance Holding USA, Inc.
4.50% due 10/19/20[2]		900,000	906,156
Phillips 66
2.25% (3 Month USD LIBOR + 0.60%) due 02/26/21[3]		350,000	327,401
Total Energy			4,503,147

Utilities - 0.8%
Puget Energy, Inc.
6.00% due 09/01/21		1,300,000	1,333,316
NextEra Energy Capital Holdings, Inc.
1.83% (3 Month USD LIBOR + 0.45%) due 09/28/20[3]		1,000,000	1,000,848
Southern Power Co.
2.38% due 06/01/20		400,000	399,959
Eversource Energy
2.50% due 03/15/21		250,000	247,878
PSEG Power LLC
5.13% due 04/15/20		130,000	130,051
Total Utilities			3,112,052

Consumer, Cyclical - 0.5%
Marriott International, Inc.
2.18% (3 Month USD LIBOR + 0.60%) due 12/01/20[3]		1,000,000	935,791
1.65% (3 Month USD LIBOR + 0.65%) due 03/08/21[3]		700,000	598,378
McDonald’s Corp.
3.50% due 07/15/20		700,000	703,065
Total Consumer, Cyclical			2,237,234

Communications - 0.5%
Telefonica Emisiones S.A.
5.46% due 02/16/21		1,125,000	1,140,667
5.13% due 04/27/20		75,000	75,005
ViacomCBS, Inc.
4.75% due 05/15/25		940,000	944,389
Total Communications			2,160,061

Technology - 0.3%
Fiserv, Inc.
2.70% due 06/01/20		1,100,000	1,096,576

Basic Materials - 0.1%
Georgia-Pacific LLC
5.40% due 11/01/20[2]		363,000	366,469
Total Corporate Bonds
(Cost $82,069,500)			80,474,289

FOREIGN GOVERNMENT DEBT†† - 1.1%
Kingdom of Spain
4.00% due 04/30/20	EUR	2,950,000	3,261,259
Government of Japan
0.10% due 04/15/20	JPY	131,700,000	1,225,043
Total Foreign Government Debt
(Cost $4,559,736)			4,486,302

MUNICIPAL BONDS†† - 0.4%
New York - 0.3%
Triborough Bridge & Tunnel Authority Revenue Bonds
0.87% (VRDN) due 01/01/33[9]		390,000	390,000
New York City Transitional Finance Authority Future Tax Secured Revenue Revenue Bonds
0.80% (VRDN) due 02/01/45[9]		230,000	230,000
0.75% (VRDN) due 02/01/45[9]		110,000	110,000

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
City of New York New York General Obligation Unlimited
0.80% (VRDN) due 03/01/42[9]	230,000	$230,000
0.75% (VRDN) due 03/01/40[9]	100,000	100,000
Total New York		1,060,000

Illinois - 0.1%
Illinois Finance Authority Revenue Bonds
0.75% (VRDN) due 08/15/42[9]	190,000	190,000

Pennsylvania - 0.0%
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue Bonds
0.76% (VRDN) due 07/01/25[9]	100,000	100,000
0.75% (VRDN) due 07/01/41[9]	70,000	70,000
Total Pennsylvania		170,000

Arizona - 0.0%
State of Arizona Certificate Of Participation
5.00% due 10/01/24	150,000	150,000
Total Municipal Bonds
(Cost $1,570,000)		1,570,000

REPURCHASE AGREEMENTS††,7 - 5.8%
Societe Generale
issued 03/09/20 at 1.18% due 04/01/20	5,004,177	5,004,177
issued 03/09/20 at 1.30% due 04/01/20	2,250,000	2,250,000
issued 07/09/19 at 2.27% due 04/01/20	1,779,207	1,779,207
issued 07/26/19 at 2.18% due 04/01/20	1,650,000	1,650,000
issued 12/06/19 at 1.18% due 04/01/20	1,490,000	1,490,000
issued 03/09/20 at 2.27% due 04/01/20	1,146,102	1,146,102
issued 10/25/19 at 2.27% due 04/01/20	879,993	879,993
BNP Paribas
issued 01/31/20 at 1.93% due 05/04/20	6,560,000	6,560,000
issued 03/09/20 at 1.93% due 05/04/20	2,390,460	2,390,460
Total Repurchase Agreements
(Cost $23,149,939)		23,149,939

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

	Face Amount~	Value
COMMERCIAL PAPER†† - 6.4%
Entergy Corp.
1.85% due 04/28/20[2,8]	5,600,000	$5,592,931
DowDuPont, Inc.
1.77% due 04/03/20[2,8]	5,400,000	5,398,087
NextEra Energy Capital Holdings, Inc.
1.79% due 04/07/20[2,8]	5,400,000	5,397,060
Ecolab, Inc.
1.81% due 04/08/20[2,8]	5,400,000	5,396,573
American Electric Power
1.81% due 04/01/20[2,8]	4,000,000	4,000,000
Total Commercial Paper
(Cost $25,788,137)		25,784,651

Total Investments - 100.9%
(Cost $413,107,468)		$405,560,023
Other Assets & Liabilities, net - (0.9)%		(3,723,790)
Total Net Assets - 100.0%		$401,836,233

Total Return Swap Agreements

Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.20% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	$1,530,117	$1,024

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
Morgan Stanley Capital Services LLC	27,100,000	BRL	04/01/20	$6,645,455	$5,220,876	$1,424,579
Citibank N.A., New York	17,700,000	BRL	07/01/20	4,423,347	3,403,911	1,019,436
Citibank N.A., New York	83,450,000	MXN	04/02/20	4,244,984	3,518,099	726,885
Goldman Sachs International	51,900,000	MXN	05/21/20	2,762,681	2,172,760	589,921
JPMorgan Chase Bank, N.A.	9,900,000	BRL	07/01/21	2,372,110	1,871,474	500,636
Citibank N.A., New York	8,240,000	BRL	07/01/21	1,997,146	1,557,672	439,474
Goldman Sachs International	4,460,000	BRL	07/01/20	1,158,141	857,709	300,432
Citibank N.A., New York	30,830,000	MXN	04/08/20	1,569,436	1,298,645	270,791

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
Citibank N.A., New York	464,232,000	JPY	07/01/21	$4,571,102	$4,382,120	$188,982
Barclays Bank plc	429,214,500	JPY	07/01/21	4,219,983	4,051,572	168,411
Goldman Sachs International	3,068,000	EUR	04/30/20	3,518,383	3,385,935	132,448
Barclays Bank plc	8,523,623	ILS	08/01/22	2,581,743	2,449,834	131,909
Goldman Sachs International	18,261,214	ILS	02/01/21	5,336,845	5,242,431	94,414
Goldman Sachs International	2,216,500	EUR	07/30/21	2,574,742	2,480,812	93,930
JPMorgan Chase Bank, N.A.	2,407,925	EUR	07/30/21	2,779,155	2,695,064	84,091
Barclays Bank plc	7,250,000	MXN	04/08/20	374,472	305,390	69,082
Citibank N.A., New York	6,900,000	MXN	04/23/20	355,326	290,036	65,290
JPMorgan Chase Bank, N.A.	373,186,500	JPY	09/01/20	3,547,299	3,492,386	54,913
Citibank N.A., New York	347,173,500	JPY	06/01/20	3,284,394	3,238,091	46,303
Goldman Sachs International	860,000	BRL	07/01/21	201,476	162,573	38,903
Deutsche Bank AG	1,865,755,963	KRW	08/04/21	1,591,127	1,557,087	34,040
Bank of America, N.A.	3,949,100	ILS	04/30/21	1,169,117	1,135,869	33,248
Citibank N.A., New York	4,100,600	ILS	04/30/21	1,211,791	1,179,444	32,347
Goldman Sachs International	3,270,500	ILS	01/31/22	968,617	938,914	29,703
Bank of America, N.A.	513,520	EUR	06/15/20	590,535	567,761	22,774
Goldman Sachs International	4,177,700	ILS	04/30/21	1,223,305	1,201,620	21,685
Goldman Sachs International	419,200	EUR	06/15/20	482,324	463,479	18,845
Bank of America, N.A.	152,076,000	JPY	06/22/20	1,438,342	1,419,648	18,694
Bank of America, N.A.	131,765,850	JPY	04/15/20	1,242,852	1,226,483	16,369
JPMorgan Chase Bank, N.A.	55,327,650	JPY	06/01/20	522,921	516,042	6,879
Bank of America, N.A.	643,550	ILS	01/31/22	190,795	184,754	6,041
Goldman Sachs International	6,167,835	JPY	06/22/20	58,372	57,578	794
Barclays Bank plc	63,277	ILS	08/02/21	18,856	18,188	668
Barclays Bank plc	63,623	ILS	07/31/20	18,604	18,097	507
Goldman Sachs International	16,500	EUR	07/30/20	18,756	18,270	486
JPMorgan Chase Bank, N.A.	17,925	EUR	07/30/20	20,255	19,847	408
Citibank N.A., New York	40,711	ILS	04/30/20	11,852	11,508	344
Bank of America, N.A.	39,207	ILS	04/30/20	11,425	11,083	342
Goldman Sachs International	41,614	ILS	04/30/20	11,981	11,763	218
Bank of America, N.A.	33,550	ILS	02/01/21	9,803	9,632	171
Deutsche Bank AG	4,980,963	KRW	08/05/20	4,198	4,111	87
Deutsche Bank AG	4,872,681	KRW	05/11/20	4,092	4,005	87
Deutsche Bank AG	4,980,963	KRW	11/04/20	4,210	4,125	85
Citibank N.A., New York	232,000	JPY	01/04/21	2,264	2,179	85
Deutsche Bank AG	4,980,963	KRW	02/04/21	4,223	4,138	85
Deutsche Bank AG	4,818,541	KRW	05/07/21	4,095	4,013	82
Barclays Bank plc	214,500	JPY	01/04/21	2,090	2,015	75
Citibank N.A., New York	232,000	JPY	07/01/20	2,241	2,167	74
Barclays Bank plc	214,500	JPY	07/01/20	2,069	2,003	66
						$6,686,119

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
Goldman Sachs International	18,294,856	ILS	02/01/21	$5,128,074	$5,252,089	$124,015
Barclays Bank plc	8,523,623	ILS	08/01/22	2,345,521	2,449,834	104,313
Goldman Sachs International	6,120,600	ILS	04/30/21	1,707,090	1,760,452	53,362
Citibank N.A., New York	152,076,000	JPY	06/22/20	1,379,812	1,419,648	39,836
Goldman Sachs International	3,914,050	ILS	01/31/22	1,086,029	1,123,667	37,638
JPMorgan Chase Bank, N.A.	6,120,600	ILS	04/30/21	1,724,599	1,760,452	35,853
JPMorgan Chase Bank, N.A.	6,167,835	JPY	06/22/20	55,728	57,578	1,850
Barclays Bank plc	63,277	ILS	07/30/21	17,340	18,189	849
Barclays Bank plc	63,623	ILS	07/31/20	17,291	18,097	806
Goldman Sachs International	60,766	ILS	04/30/20	16,701	17,177	476
JPMorgan Chase Bank, N.A.	60,766	ILS	04/30/20	16,883	17,177	294
JPMorgan Chase Bank, N.A.	446,500	JPY	07/01/20	4,309	4,170	(139)
JPMorgan Chase Bank, N.A.	446,500	JPY	01/04/21	4,335	4,194	(141)
Goldman Sachs International	34,425	EUR	07/30/20	39,053	38,117	(936)
JPMorgan Chase Bank, N.A.	932,720	EUR	06/15/20	1,049,929	1,031,240	(18,689)
JPMorgan Chase Bank, N.A.	6,365,000	BRL	07/01/21	1,233,528	1,203,226	(30,302)
Citibank N.A., New York	12,635,000	BRL	07/01/21	2,423,071	2,388,493	(34,578)
Goldman Sachs International	6,900,000	MXN	04/23/20	357,856	290,036	(67,820)
Goldman Sachs International	22,160,000	BRL	07/01/20	4,360,007	4,261,620	(98,387)
Citibank N.A., New York	402,501,150	JPY	06/01/20	3,864,203	3,754,132	(110,071)
JPMorgan Chase Bank, N.A.	373,186,500	JPY	09/01/20	3,614,958	3,492,386	(122,572)
Goldman Sachs International	4,624,425	EUR	07/30/21	5,306,528	5,175,876	(130,652)
JPMorgan Chase Bank, N.A.	893,446,500	JPY	07/01/21	8,723,786	8,433,692	(290,094)
Goldman Sachs International	38,080,000	MXN	04/08/20	1,980,507	1,604,035	(376,472)
Goldman Sachs International	51,900,000	MXN	05/21/20	2,589,200	2,172,760	(416,440)
Morgan Stanley Capital Services LLC	27,100,000	BRL	04/01/20	5,788,601	5,220,876	(567,725)
JPMorgan Chase Bank, N.A.	83,450,000	MXN	04/02/20	4,343,979	3,518,099	(825,880)
						$(2,691,606)

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of March 31, 2020.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $204,248,102 (cost $209,400,856), or 50.8% of total net assets.

[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $10,066,667, (cost $10,066,667) or 2.5% of total net assets.
[5]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2020. See table below for additional step information for each security.

[6]	Security is an interest-only strip.
[7]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
[8]	Rate indicated is the effective yield at the time of purchase.
[9]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

BofA — Bank of America
BRL — Brazilian Real
EUR — Euro
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
VRDN — Variable Rate Demand Note
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$78,855,659	$—	$—	$78,855,659
Asset-Backed Securities	—	89,690,953	11,916,667	101,607,620
Collateralized Mortgage Obligations	—	89,631,563	—	89,631,563
Corporate Bonds	—	80,474,289	—	80,474,289
Foreign Government Debt	—	4,486,302	—	4,486,302
Municipal Bonds	—	1,570,000	—	1,570,000
Repurchase Agreements	—	23,149,939	—	23,149,939
Commercial Paper	—	25,784,651	—	25,784,651
Total Return Swap Agreements**	—	1,024	—	1,024
Forward Foreign Currency Exchange Contracts**	—	7,085,411	—	7,085,411
Total Assets	$78,855,659	$321,874,132	$11,916,667	$412,646,458

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$3,090,898	$—	$3,090,898

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$10,066,667	Model Price	Purchase Price	—	—
Asset-Backed Securities	1,850,000	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Total Assets	$11,916,667

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2020, the Fund had securities with a total value of $4,316,667 transfer into Level 3 from Level 2 due to lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2020:

Assets
Asset-Backed Securities
Beginning Balance	$4,900,000
Purchases/(Receipts)	2,700,000
(Sales, maturities and paydowns)/Fundings	—
Amortization of premiums/discounts	—
Total realized gains (losses) included in earnings	—
Total change in unrealized appreciation (depreciation) included in earnings	—
Transfers into Level 3	4,316,667
Ending Balance	$11,916,667
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2020	$—

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
ULTRA SHORT DURATION FUND

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

At March 31, 2020, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			Bear Stearns Mortgage Funding Trust
1.93%			1.15%
05/04/20	$8,950,460	$8,989,663	02/25/37	$16,829,000	$15,314,390
			HSI Asset Securitization Corp. Trust
			1.14%
			01/25/37	4,558,000	3,294,978
				21,387,000	18,609,368

Societe Generale			Connecticut Avenue Securities Trust
1.18% - 2.27%			3.05%
04/01/20	14,199,479	14,275,448	06/25/39	7,647,000	6,219,305
			Cash Collateral	3,847,000	3,847,000
			Freddie Mac Structured Agency Credit Risk Debt Notes
			3.25%
			09/25/30	2,046,060	1,723,192
			Fannie Mae Connecticut Avenue Securities
			3.30%
			01/25/31	1,536,000	1,289,933
			Hilton USA Trust
			4.33%
			11/05/38	1,814,000	1,003,142
			Fannie Mae Connecticut Avenue Securities
			3.50%
			12/25/30	1,100,000	901,670
			BXP Trust
			4.70%
			11/15/34	1,106,000	898,957
			Citigroup Commercial Mortgage Trust
			3.50%
			12/15/36	1,100,000	700,700

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
ULTRA SHORT DURATION FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			Freddie Mac Structured Agency Credit Risk Debt Notes
			3.60%
			12/25/29	$623,000	$504,505
			Ashford Hospitality Trust
			3.80%
			04/15/35	626,000	468,373
				21,445,060	17,556,777

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
ULTRA SHORT DURATION FUND

March 31, 2020

Assets:
Investments, at value (cost $389,957,529)	$382,410,084
Repurchase agreements, at value (cost $23,149,939)	23,149,939
Cash	2,497,745
Segregated cash with broker	1,037,117
Unrealized appreciation on OTC swap agreements	1,024
Unrealized appreciation on forward foreign currency exchange contracts	7,085,411
Prepaid expenses	40,563
Receivables:
Interest	1,184,087
Securities sold	993,520
Fund shares sold	831,656
Foreign tax reclaims	32,413
Dividends	7,897
Total assets	419,271,456

Liabilities:
Segregated cash due to broker	9,303,017
Unrealized depreciation on forward foreign currency exchange contracts	3,090,898
Payable for:
Securities purchased	3,761,873
Fund shares redeemed	967,366
Distributions to shareholders	129,347
Management fees	51,056
Swap settlement	26,208
Fund accounting/administration fees	11,916
Distribution and service fees	10,672
Trustees’ fees*	1,959
Transfer agent/maintenance fees	1,027
Miscellaneous	79,884
Total liabilities	17,435,223
Net assets	$401,836,233

Net assets consist of:
Paid in capital	$409,393,075
Total distributable earnings (loss)	(7,556,842)
Net assets	$401,836,233

A-Class:
Net assets	$46,464,911
Capital shares outstanding	4,752,620
Net asset value per share	$9.78

Institutional Class:
Net assets	$355,371,322
Capital shares outstanding	36,357,240
Net asset value per share	$9.77

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
ULTRA SHORT DURATION FUND

Six-Month Period Ended March 31, 2020

Investment Income:
Dividends	$108,291
Interest	5,440,431
Total investment income	5,548,722

Expenses:
Management fees	631,043
Distribution and service fees:
A-Class	62,326
Transfer agent/maintenance fees:
A-Class	8,169
Institutional Class	27,155
Fund accounting/administration fees	75,726
Custodian fees	61,357
Professional fees	34,946
Trustees’ fees*	15,417
Line of credit fees	11,795
Miscellaneous	40,335
Recoupment of previously waived fees:
A-Class	714
Institutional Class	5,085
Total expenses	974,068
Less:
Expenses reimbursed by Adviser:
A-Class	(7,202)
Institutional Class	(21,676)
Expenses waived by Adviser	(28,156)
Earnings credits applied	(12,008)
Total waived/reimbursed expenses	(69,042)
Net expenses	905,026
Net investment income	4,643,696

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,371,096)
Investments sold short	(256)
Swap agreements	(636,573)
Futures contracts	372,360
Forward foreign currency exchange contracts	(157,209)
Foreign currency transactions	293,253
Net realized loss	(2,499,521)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,370,833)
Swap agreements	1,275,427
Futures contracts	(62,852)
Forward foreign currency exchange contracts	2,452,221
Foreign currency translations	(4,583)
Net change in unrealized appreciation (depreciation)	(3,710,620)
Net realized and unrealized loss	(6,210,141)
Net decrease in net assets resulting from operations	$(1,566,445)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

STATEMENTS OF CHANGES IN NET ASSETS
ULTRA SHORT DURATION FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,643,696	$9,869,976
Net realized loss on investments	(2,499,521)	(28,026)
Net change in unrealized appreciation (depreciation) on investments	(3,710,620)	(548,358)
Net increase (decrease) in net assets resulting from operations	(1,566,445)	9,293,592

Distributions to shareholders:
A-Class	(447,529)	(139,082)
Institutional Class	(4,685,067)	(10,924,443)
Total distributions to shareholders	(5,132,596)	(11,063,525)

Capital share transactions:
Proceeds from sale of shares
A-Class	54,254,608	36,269,668
Institutional Class	250,290,731	403,303,618
Distributions reinvested
A-Class	443,963	137,329
Institutional Class	3,864,425	8,651,860
Cost of shares redeemed
A-Class	(38,382,502)	(5,241,855)
Institutional Class	(316,503,923)	(342,911,050)
Net increase (decrease) from capital share transactions	(46,032,698)	100,209,570
Net increase (decrease) in net assets	(52,731,739)	98,439,637

Net assets:
Beginning of period	454,567,972	356,128,335
End of period	$401,836,233	$454,567,972

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
ULTRA SHORT DURATION FUND

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	5,446,523	3,638,332
Institutional Class	25,295,120	40,454,632	[1]
Shares issued from reinvestment of distributions
A-Class	44,711	13,774
Institutional Class	389,834	867,866	[1]
Shares redeemed
A-Class	(3,864,881)	(525,839)
Institutional Class	(31,839,450)	(34,376,508)[1]
Net increase (decrease) in shares	(4,528,143)	10,072,257

[1]

The capital share activity for the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund — Institutional Class effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I. See Note 10 in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

FINANCIAL HIGHLIGHTS
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Period Ended Sept. 30, 2019[b]
Per Share Data
Net asset value, beginning of period	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.08	.17
Net gain (loss) on investments (realized and unrealized)	(.18)	.02 [i]
Total from investment operations	(.10)	.19
Less distributions from:
Net investment income	(.09)	(.21)
Net realized gains	—	(.01)
Total distributions	(.09)	(.22)
Net asset value, end of period	$9.78	$9.97

Total Return	(1.01%)	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,465	$31,154
Ratios to average net assets:
Net investment income (loss)	1.61%	2.05%
Total expenses	0.63%	0.61%
Net expenses[f,g,h]	0.59%	0.58%
Portfolio turnover rate	39%	55%

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Period Ended March 31, 2020[a]	Year Ended Sept. 30, 2019[e]	Year Ended Sept. 30, 2018[e]	Year Ended Sept. 30, 2017[e]	Year Ended Sept. 30, 2016[e]	Year Ended Sept. 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$9.96	$10.01	$10.04	$9.99	$9.95	$9.96
Income (loss) from investment operations:
Net investment income (loss)[c]	.09	.28	.24	.17	.14	.11
Net gain (loss) on investments (realized and unrealized)	(.18)	(.04)	—	.06	.04	(.01)
Total from investment operations	(.09)	.24	.24	.23	.18	.10
Less distributions from:
Net investment income	(.10)	(.28)	(.27)	(.18)	(.14)	(.11)
Net realized gains	—	(.01)	— [d]	—	—	—
Total distributions	(.10)	(.29)	(.27)	(.18)	(.14)	(.11)
Net asset value, end of period	$9.77	$9.96	$10.01	$10.04	$9.99	$9.95

Total Return	(0.88%)	2.37%	2.48%	2.24%	1.95%	1.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$355,371	$423,414	$356,128	$426,592	$407,371	$957,190
Ratios to average net assets:
Net investment income (loss)	1.86%	2.54%	2.44%	1.73%	1.37%	1.14%
Total expenses	0.36%	0.30%	0.07%	0.08%	0.07%	0.04%
Net expenses[f,g,h]	0.34%	0.29%	0.07%	0.08%	0.07%	0.04%
Portfolio turnover rate	39%	55%	74%	65%	66%	46%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

FINANCIAL HIGHLIGHTS (concluded)
ULTRA SHORT DURATION FUND

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Distributions from realized gains are less than $0.01 per share.
[e]

The per share data for the years ended September 30, 2015 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I. See Note 10 in Notes to Financial Statements.

[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20[a]	09/30/19
A-Class	0.00%*	—
Institutional Class	0.00%*	0.00%*

*	Less than 0.01%.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20[a]	09/30/19	09/30/18	09/30/17	09/30/16	09/30/15
A-Class	0.58%	0.58%	N/A	N/A	N/A	N/A
Institutional Class	0.33%	0.29%	0.07%	0.08%	0.07%	0.04%

[i]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Ultra Short Duration Fund (the “Fund”), a diversified investment company. At March 31, 2020, only A-Class and Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price. Money market funds are valued at their NAV.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(c) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(g) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(h) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities.

(j) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(l) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2020, are disclosed in the Statement of Operations.

(m) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(n) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long		Short
Duration, Income	$—	*	$4,440,188

*	Futures contracts were outstanding for 20 days during the period ended March 31, 2020. The daily average outstanding notional amount of futures contracts during the period was $8,198,672.

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$1,564,897	$—

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Hedge, Income	$3,315,500	$18,232,167

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will received a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge	$—	$29,233,333

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$18,534,007	$96,627,475

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Credit contracts	Unrealized appreciation on OTC swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2020:

Asset Derivative Investments Value
Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
$1,024	$7,085,411	$7,086,435

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Liability Derivative Investments Value
Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
$—	$3,090,898	$3,090,898

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$372,360	$(1,203,136)	$566,563	$(157,209)	$(421,422)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
$(62,852)	$783,864	$491,563	$2,452,221	$3,664,796

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$7,085,411	$—	$7,085,411	$(2,488,005)	$(4,562,940)	$34,466
Total return swap agreements	1,024	—	1,024	—	—	1,024

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$3,090,898	$—	$3,090,898	$(2,488,005)	$(602,893)	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and repurchase agreements as of March 31, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$560,000
BofA Securities, Inc.	Credit default swap agreements	221,015	221,015
Bank of America, N.A.	Forward foreign currency exchange contracts	—	255,000
BofA Securities, Inc.	Interest rate swap agreements	126,102	2
Citibank, N.A., New York	Forward foreign currency exchange contracts	—	2,780,000
Goldman Sachs International	Forward foreign currency exchange contracts	—	660,000
JPMorgan Chase Bank, N.A.	Forward foreign currency exchange contracts	690,000	—
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	—	980,000
Societe Generale	Repurchase agreements	—	3,847,000
		1,037,117	9,303,017

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.25% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution Plan related to the offering of A-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plan provides for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Ultra Short Duration Fund - A-Class	0.58%	11/30/18	02/01/21
Ultra Short Duration Fund - Institutional Class	0.33%	11/30/18	02/01/21

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2020	2021	2022	2023	Total
A-Class	$—	$—	$976	$10,371	$11,347
Institutional Class	—	—	12,628	46,663	59,291

For the period ended March 31, 2020, GI recouped $5,799 from the Fund.

For the period ended March 31, 2020, GFD retained sales charges of $87,029 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At March 31, 2020, GI and its affiliates owned 60% of the outstanding shares of the Fund.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$413,107,468	$7,342,360	$(10,894,268)	$(3,551,908)

Note 7 – Securities Transactions

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$110,963,506	$156,055,671

For the period ended March 31, 2020, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$—	$13,231,664

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$2,020,840	$—	$—

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2020.

Note 9 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciation of investments for the Fund in the amount of $29,759.

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 10 – Merger

On November 14, 2018, the Board approved the reorganization of Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund, a newly organized series of Guggenheim Funds Trust. The reorganization of Guggenheim Strategy Fund I took place on November 30, 2018. For financial reporting purposes, Guggenheim Strategy Fund I is the accounting survivor in the reorganization and, as such, its financial and performance history prior to the reorganization has been carried forward and reflected in Guggenheim Ultra Short Duration Fund’s financial statements and financial highlights. In conjunction with the reorganization, shareholders of Guggenheim Strategy Fund I received Institutional Class shares of Guggenheim Ultra Short Duration Fund at a ratio of 2.501601322 shares for every 1 share of Guggenheim

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Strategy Fund I. The effect of this reorganization resulted in an increase in the number of shares outstanding and a corresponding decrease in the net asset value per share. The capital share activity in the Statements of Changes in Net Assets for the year ended September 30, 2018 and the period October 1, 2018 to November 30, 2018, and the per share data in the Financial Highlights for the years ended September 30, 2015 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 have been given retroactive effect to reflect the ratio of shares issued in the reorganization. There were no changes in net assets, results of operations or total return as a result of these transactions.

Note 11 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020);

Managed Duration Investment Grade Municipal Fund (2003-2016).

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020);

Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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3.31.2020

Guggenheim Funds Semi-Annual Report

Guggenheim Limited Duration Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	LD-SEMI-0320x0920

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LIMITED DURATION FUND	8
NOTES TO FINANCIAL STATEMENTS	35
OTHER INFORMATION	50
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	51
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	56

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

March 31, 2020

Dear Shareholder:

The six-month period ended March 31, 2020, concluded on a somber note. Even though markets performed well for most of the period, the emergence of a novel and highly contagious form of coronavirus in the last weeks of the period adversely impacted global commercial activity and contributed to significant volatility in certain markets, unseen since the great recession of 2008.

As it spread beyond Asia to virtually every country in the world, many governments and businesses instituted quarantines and closures, which has resulted in significant disruption in manufacturing, supply chains, consumer demand and economic activity. The U.S. Federal Reserve responded quickly to provide liquidity in order to ensure that the U.S. markets continued to function efficiently. The fiscal policy included a spending bill worth over $2 trillion to assist consumers, states, small businesses and certain industries. While these actions helped stabilize the market, volatile conditions continued into April.

As discussed in this semi-annual shareholder report, these events have affected performance for the Limited Duration Fund. We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), serves as the investment adviser to the Fund. The Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

Together, we are committed to the safety and prosperity of our clients, our employees, and our shareholders. The resources of the firm are being made fully available not only to support our clients, but also to support our employees and their families.

Please practice the appropriate prudence for the protection not only of your health and that of your friends and loved ones but also for our neighbors and communities. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

April 30, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

March 31, 2020

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2020

The six-month period ended March 31, 2020, was a wild ride for markets. While the U.S. economy was generally in good shape in 2019, recessionary fears rose throughout the year, prompting the U.S. Federal Reserve (the “Fed”) to announce a rate cut on July 31, the first since 2008, amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among those risks were slowing global growth, the threat of additional U.S.-China tariffs, and the possible ramifications surrounding Brexit. The Fed subsequently cut rates twice more in 2019, which caused markets to rally toward the end of the year and into early 2020. Stocks reached new highs and credit spreads tightened to historic levels. Since then, the global outbreak of the coronavirus, COVID-19, has been at the center of everything. As of this writing, COVID-19 has spread to 210 countries, resulted in over 2.5 million cases, and caused over 170,000 deaths. Thus far, the U.S. makes up more than 30% of global cases, and 25% of global deaths. States have required the labor force to work from home if possible, individuals to practice social distancing, and non-essential businesses to shut down.

Closures, quarantines, and social distancing efforts have impacted the travel, hospitality, restaurants, and retail industries, with activity down 100% in some areas of the country. Further exacerbating the decline in output will be reduced business investment, which was already stalling due to falling profits, trade conflicts, and political uncertainty. The coronavirus shock and collapse in oil prices will likely further depress capital expenditures.

In response to the crisis, the Federal Open Market Committee cut rates by a further 125 basis points in the first quarter of 2020 and passed a series of stimulus programs. Among these were the Primary and Secondary Market Corporate Credit Facilities, which are lending programs primarily targeting investment-grade corporate bond issuers, implemented in concert with the U.S. Treasury. It was only after the announcement of this program that corporate credit found some relief from the selloff, but we expect this relief may be temporary.

With an alphabet soup of monetary programs targeting relief from the coronavirus impact, fiscal policy has also stepped up to the plate with a spending bill worth over $2 trillion that aims to assist consumers, states, small businesses, and certain industries. There is no question that these programs will help ease the economic fallout from virus containment measures, but even $2 trillion may be too small given the magnitude of the economic shock that we are facing. Additionally, it is far from clear that fiscal measures are an adequate solution to the issue at hand: the physical impediment to consumer spending. Fiscal and monetary policy can do their part, but ultimately it is public health policy that will likely be the greatest determinant of the economic outlook.

For the six months ended March 31, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned -12.31%. The decline, while significant, represents something of a recovery in stocks. The S&P 500 peaked at 3,386.15 on February 19, 2020, before plummeting 33.9% to a low of 2,237.40 on March 23, 2020, then recovering some lost ground by the end of the month.

The consensus estimate for S&P 500 earnings per share in 2020 is still around $150. Our research shows S&P 500 earnings per share could fall below $100. Similarly, economists have no way to calibrate how bad the economic data could be based on history. The March U.S. non-farm payrolls report was evidence of this, as it showed a decline in payrolls of 700,000 jobs versus survey expectations of a decline of only 100,000 jobs. We currently expect that second quarter U.S. real gross domestic product (“GDP”) quarter-over-quarter growth could fall by 40% annualized and the unemployment rate could rise to at least 20%. Beyond that, the severity of the crisis depends on containment of the virus and the effectiveness of social distancing measures put in place, but expectations for a quick and sustained V-shaped recovery appear overly optimistic.

For the six months ended March 31, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -16.37%. The return of the MSCI Emerging Markets Index* was -14.45%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 3.33% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned -10.40%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.04% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2020

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2019 and ending March 31, 2020.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.75%	(0.38%)	$ 1,000.00	$ 996.20	$ 3.74
C-Class	1.50%	(0.71%)	1,000.00	992.90	7.47
P-Class	0.75%	(0.38%)	1,000.00	996.20	3.74
Institutional Class	0.50%	(0.21%)	1,000.00	997.90	2.50
R6-Class	0.50%	(0.25%)	1,000.00	997.50	2.50

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.75%	5.00%	$ 1,000.00	$ 1,021.25	$ 3.79
C-Class	1.50%	5.00%	1,000.00	1,017.50	7.57
P-Class	0.75%	5.00%	1,000.00	1,021.25	3.79
Institutional Class	0.50%	5.00%	1,000.00	1,022.50	2.53
R6-Class	0.50%	5.00%	1,000.00	1,022.50	2.53

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2019 to March 31, 2020.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2020

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	40.6%
AA	6.5%
A	14.0%
BBB	10.1%
BB	1.1%
B	1.8%
CCC	0.9%
NR2	3.6%
Other Instruments	21.4%
Total Investments	100.0%

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013
R6-Class	March 13, 2019

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 1.50% due 01/15/23	4.9%
U.S. Treasury Notes, 1.13% due 02/15/30	2.0%
U.S. Treasury Notes, 1.50%	1.4%
Marathon CLO V Ltd., 2.57%	1.1%
MP CLO VIII Ltd., 2.71%	1.1%
Wells Fargo & Co., 2.66%	1.0%
Santander UK plc, 2.20%	1.0%
CIM Trust, 4.07%	1.0%
CIM Trust, 3.69%	0.9%
Golub Capital Partners CLO Ltd., 3.04%	0.9%
Top Ten Total	15.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2020

Average Annual Returns*

Periods Ended March 31, 2020

	6 Month†	1 Year	5 Year	Since Inception (12/16/13)
A-Class Shares	(0.38%)	1.10%	2.06%	2.16%
A-Class Shares with sales charge‡	(2.63%)	(1.19%)	1.60%	1.79%
C-Class Shares	(0.71%)	0.38%	1.31%	1.40%
C-Class Shares with CDSC§	(1.70%)	(0.61%)	1.31%	1.40%
Institutional Class Shares	(0.21%)	1.39%	2.33%	2.43%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index	2.38%	4.63%	1.93%	1.75%
		6 Month†	1 Year	Since Inception (05/01/15)
P-Class Shares		(0.38%)	1.10%	2.03%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index		2.38%	4.63%	1.96%
		6 Month†	1 Year	Since Inception (03/13/19)†
R6-Class Shares		(0.25%)	1.38%	1.50%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index		2.38%	4.63%	4.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns and since commencement of operations return for R6-Class shares are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2020
LIMITED DURATION FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 0.2%
iShares iBoxx High Yield Corporate Bond ETF	55,730	$4,295,111
Total Exchange-Traded Funds
(Cost $3,866,296)		4,295,111

MUTUAL FUNDS† - 0.8%
Guggenheim Strategy Fund II1	519,515	12,494,347
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	880,239	8,599,932
Total Mutual Funds
(Cost $21,718,456)		21,094,279

MONEY MARKET FUND† - 15.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 0.51%[2]	421,741,465	421,741,465
Total Money Market Fund
(Cost $421,741,465)		421,741,465

	Face Amount~
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 26.8%
Residential Mortgage Backed Securities - 20.3%
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[3,4]	25,837,261	26,501,686
2018-R2, 3.69% (WAC) due 08/25/57[3,4]	25,538,981	26,030,100
New Residential Advance Receivables Trust Advance Receivables Backed
2019-T4, 2.33% due 10/15/51[3]	23,000,000	22,285,119
2019-T3, 2.51% due 09/15/52[3]	19,350,000	18,442,069
2019-T5, 2.43% due 10/15/51[3]	11,000,000	10,752,594
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[3,4]	23,628,110	23,646,547
2018-2, 3.25% (WAC) due 03/25/58[3,4]	11,615,426	11,744,089
2017-5, 1.55% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[3,4]	11,660,011	11,250,317
2018-1, 3.00% (WAC) due 01/25/58[3,4]	1,782,757	1,790,937
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 1.16% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[4]	16,553,723	15,181,555
2008-BC4, 1.58% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[4]	12,740,087	11,575,675
2006-BC3, 1.11% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[4]	1,653,683	1,430,957
2006-BC4, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[4]	1,528,168	1,397,924
2007-BC1, 1.08% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 02/25/37[4]	243,535	217,444
Soundview Home Loan Trust
2006-OPT5, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	19,822,402	18,126,518
2006-1, 1.25% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[4]	5,625,448	5,461,577
2005-OPT3, 1.42% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[4]	4,000,000	3,649,772
Verus Securitization Trust
2019-4, 2.64% due 11/25/59[3,5]	15,959,254	16,158,161
2020-1, 2.42% (WAC) due 01/25/60[3,4]	8,351,412	8,016,143
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[3,4]	14,822,830	15,093,890
2018-1A, 4.00% (WAC) due 12/25/57[3,4]	3,851,213	3,981,840
2019-6A, 3.50% (WAC) due 09/25/59[3,4]	2,824,617	2,875,901
2017-5A, 2.45% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4]	1,577,992	1,495,264
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[3,4]	10,047,387	9,638,593
2019-1, 2.94% (WAC) due 06/25/49[3,4]	6,974,983	6,928,359
Home Equity Loan Trust
2007-FRE1, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	19,145,714	15,967,206
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[3,4]	12,281,881	12,143,485
2019-RM3, 2.80% (WAC) due 06/25/69[3,4]	3,550,869	3,412,931
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[3,4]	13,636,026	13,890,718
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Ctfs Series
2005-R10, 1.38% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[4]	12,500,000	12,030,895
Freddie Mac STACR Trust
2020-DNA2, 1.70% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 02/25/50[3,4]	6,000,000	5,713,869
2019-DNA4, 1.65% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/25/49[3,4]	4,432,456	4,373,091
2020-DNA1, 1.65% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 01/25/50[3,4]	2,000,000	1,939,605
NovaStar Mortgage Funding Trust Series
2007-2, 1.15% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	13,230,829	11,921,794
BRAVO Residential Funding Trust
2019-NQM1, 2.67% (WAC) due 07/25/59[3,4]	9,363,000	9,191,175
2019-NQM2, 2.75% (WAC) due 11/25/59[3,4]	2,570,702	2,483,168
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[3,4]	6,902,848	6,568,653
2019-2, 2.70% (WAC) due 09/25/59[3,4]	5,279,386	5,060,805

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	7,964,862	$7,188,633
2006-HE3, 1.31% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/36[4]	4,366,357	4,285,264
Banc of America Funding Trust
2015-R2, 1.21% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[3,4]	10,278,000	9,619,685
2015-R4, 1.80% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[4]	1,802,994	1,762,243
CIT Mortgage Loan Trust
2007-1, 2.30% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[3,4]	10,152,328	9,739,395
2007-1, 2.40% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4]	609,583	600,681
Alternative Loan Trust
2007-OA7, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[4]	8,105,621	6,298,004
2007-OH3, 1.24% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[4]	3,277,699	2,931,671
Ocwen Master Advance Receivables Trust
2019-T2, 2.42% due 08/15/51[3]	9,000,000	8,864,932
NRPL Trust
2019-3A, 3.00% due 07/25/59[3]	8,460,875	8,504,088
American Home Mortgage Investment Trust
2006-3, 1.31% (1 Month USD LIBOR + 0.36%, Rate Cap/Floor: 10.50%/0.18%) due 12/25/46[4]	8,839,047	7,071,985
Angel Oak Mortgage Trust 2020-1
2020-1, 2.47% (WAC) due 12/25/59[3,4]	6,923,511	6,862,985
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 1.44% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[4]	7,250,000	6,756,361
Park Place Securities Incorporated Asset-Backed Pass Through Certificates Ser
2005-WHQ3, 1.89% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[4]	7,025,000	6,637,287
Morgan Stanley Home Equity Loan Trust
2006-2, 1.23% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[4]	6,908,128	6,481,562
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[3,4]	5,935,335	5,678,325
Countrywide Asset-Backed Certificates
2006-6, 1.12% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	4,161,025	3,907,854
2006-5, 1.24% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 08/25/36[4]	1,391,708	1,317,797
First NLC Trust
2005-4, 1.34% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[4]	5,707,551	5,196,389
Deephaven Residential Mortgage Trust
2019-3A, 2.96% (WAC) due 07/25/59[3,4]	3,318,629	3,169,568
2017-3A, 2.58% (WAC) due 10/25/47[4]	1,629,771	1,630,090
HarborView Mortgage Loan Trust
2006-14, 0.90% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	3,239,932	2,526,925
2006-12, 0.94% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/19/38[4]	2,820,467	2,248,623
Nationstar Home Equity Loan Trust
2007-B, 1.17% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	4,955,217	4,695,361
Nationstar HECM Loan Trust
2019-2A, 2.27% (WAC) due 11/25/29[3,4]	4,724,063	4,664,759
Connecticut Avenue Securities Trust
2019-R07, 1.72% (1 Month USD LIBOR + 0.77%, Rate Floor: 0.00%) due 10/25/39[3,4]	3,041,421	2,966,198
2020-R01, 1.75% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.00%) due 01/25/40[3,4]	1,731,697	1,655,768
FBR Securitization Trust
2005-2, 1.70% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[4]	4,809,079	4,616,977
Structured Asset Investment Loan Trust
2006-3, 1.10% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[4]	4,312,987	3,991,429
2005-2, 1.68% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[4]	439,028	422,625
2005-1, 1.67% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[3,4]	174,302	171,011
JP Morgan Mortgage Acquisition Trust
2006-HE2, 1.09% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	4,589,751	4,484,457
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[3,5]	4,492,396	4,313,212
Citigroup Mortgage Loan Trust
2019-IMC1, 2.72% (WAC) due 07/25/49[3,4]	3,827,015	3,689,380
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[3,4]	3,648,097	3,607,835
CWABS Incorporated Asset-Backed Certificates Trust
2004-4, 1.67% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 07/25/34[4]	3,422,294	3,218,701
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 1.14% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[4]	3,483,333	3,070,491

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

	Face Amount~	Value
CSMC Series
2015-12R, 2.16% (WAC) due 11/30/37[3,4]	2,967,723	$2,818,426
2014-2R, 1.83% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[3,4]	187,923	178,046
LSTAR Securities Investment Trust
2019-1, 3.28% (1 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 03/01/24[3,4]	2,977,150	2,932,969
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 1.35% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[4]	3,350,000	2,765,152
Citigroup Mortgage Loan Trust 2007-WFHE2
2007-WFH2, 1.35% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[4]	2,500,000	2,408,235
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 1.97% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[4]	2,000,000	1,871,033
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 1.33% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[4]	1,500,000	1,408,198
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 1.24% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[4]	1,406,115	1,282,661
First Franklin Mortgage Loan Trust
2004-FF10, 2.22% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[4]	1,072,726	1,002,807
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 1.25% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 04/25/36[4]	1,109,253	919,229
Nomura Resecuritization Trust
2015-4R, 2.11% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4]	947,821	911,842
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 1.45% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.25%) due 12/25/35[4]	824,483	797,814
Encore Credit Receivables Trust
2005-4, 1.61% (1 Month USD LIBOR + 0.66%, Rate Floor: 0.44%) due 01/25/36[4]	460,384	452,041
GSMSC Resecuritization Trust
2015-5R, 1.77% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[4]	352,898	349,417
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	286,110	294,957
GSAMP Trust
2005-HE6, 1.39% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[4]	129,051	127,462
Morgan Stanley Re-REMIC Trust
2010-R5, 3.90% due 06/26/36	93,664	73,904
Total Residential Mortgage Backed Securities		563,813,170

Government Agency - 3.6%
Fannie Mae
2.34% due 11/01/22	13,550,000	14,014,314
3.59% due 02/01/29	10,200,000	11,587,045
2.63% due 09/01/21	7,150,000	7,256,554
3.01% due 12/01/27	4,600,000	5,098,185
2.99% due 03/01/30	4,000,000	4,481,667
3.71% due 03/01/31	3,000,000	3,520,837
3.13% due 01/01/30	3,050,000	3,447,798
3.23% due 01/01/30	2,900,930	3,285,623
3.12% due 01/01/30	2,892,458	3,248,017
3.21% due 08/01/27	2,136,416	2,372,632
3.17% due 01/01/30	1,700,000	1,929,994
3.22% due 01/01/30	1,300,000	1,481,674
2.25% due 07/01/21	962,856	970,858
Freddie Mac Multifamily Structured Pass Through Certificates
2018-K074, 3.60% due 02/25/28	14,000,000	16,080,537
2017-KGX1, 3.00% due 10/25/27	14,000,000	15,681,264
2018-K078, 3.92% due 06/25/28	3,350,000	3,946,626
2013-K035, 0.38% (WAC) due 08/25/23[4,6]	104,419,536	1,143,916
Total Government Agency		99,547,541

Commercial Mortgage Backed Securities - 2.9%
Morgan Stanley Capital I Trust
2014-MP, 3.47% due 08/11/33[3]	18,800,000	18,867,599
2014-CPT, 3.45% (WAC) due 07/13/29[3,4]	5,000,000	4,931,614
2014-MP, 3.69% (WAC) due 08/11/33[3,4]	2,365,000	2,379,679
Americold LLC Trust
2010-ARTA, 6.81% due 01/14/29[3]	8,995,000	8,990,583
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.06% (WAC) due 07/15/50[4,6]	25,468,722	1,406,064
2016-C37, 0.98% (WAC) due 12/15/49[4,6]	37,208,554	1,375,570
2017-C42, 0.89% (WAC) due 12/15/50[4,6]	14,847,753	810,503
2015-LC22, 0.78% (WAC) due 09/15/58[4,6]	22,168,052	733,392
2017-RB1, 1.25% (WAC) due 03/15/50[4,6]	9,735,922	665,476
2016-NXS5, 1.49% (WAC) due 01/15/59[4,6]	5,891,803	356,770
JPMDB Commercial Mortgage Securities Trust
2016-C4, 0.81% (WAC) due 12/15/49[4,6]	39,086,118	1,635,324
2018-C8, 0.65% (WAC) due 06/15/51[4,6]	42,633,970	1,540,293
2016-C2, 1.67% (WAC) due 06/15/49[4,6]	8,702,264	523,080
2017-C5, 0.94% (WAC) due 03/15/50[4,6]	3,543,359	179,025
JP Morgan Chase Commercial Mortgage Securities Trust
2016-JP2, 1.82% (WAC) due 08/15/49[4,6]	37,238,123	3,281,818

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

	Face Amount~	Value
COMM Mortgage Trust
2015-CR24, 0.77% (WAC) due 08/10/48[4,6]	63,939,744	$2,132,007
2018-COR3, 0.45% (WAC) due 05/10/51[4,6]	35,558,786	1,086,645
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.12% (WAC) due 02/15/50[4,6]	33,158,693	1,815,180
2016-UB10, 1.96% (WAC) due 07/15/49[4,6]	18,724,477	1,311,219
DBJPM Mortgage Trust
2017-C6, 1.03% (WAC) due 06/10/50[4,6]	62,388,064	3,120,925
BENCHMARK Mortgage Trust
2018-B2, 0.42% (WAC) due 02/15/51[4,6]	123,205,579	2,848,722
UBS Commercial Mortgage Trust
2017-C2, 1.09% (WAC) due 08/15/50[4,6]	30,841,286	1,777,834
2017-C5, 1.01% (WAC) due 11/15/50[4,6]	13,866,847	716,017
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 0.92% (WAC) due 12/15/47[4,6]	34,125,637	1,330,944
2017-C34, 0.81% (WAC) due 11/15/52[4,6]	24,440,705	1,110,813
Aventura Mall Trust
2013-AVM, 3.74% (WAC) due 12/05/32[3,4]	2,200,000	2,172,074
Bancorp Commercial Mortgage Trust
2018-CR3, 1.96% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[3,4]	2,200,000	2,070,175
CSAIL Commercial Mortgage Trust
2019-C15, 1.05% (WAC) due 03/15/52[4,6]	19,960,079	1,350,589
2016-C6, 1.90% (WAC) due 01/15/49[4,6]	7,546,722	588,868
BBCMS Mortgage Trust
2018-C2, 0.77% (WAC) due 12/15/51[4,6]	29,900,904	1,588,342
BAMLL Commercial Mortgage Securities Trust
2012-PARK, 2.96% due 12/10/30[3]	1,300,000	1,312,893
CD Mortgage Trust
2017-CD6, 0.96% (WAC) due 11/13/50[4,6]	14,672,399	698,312
2016-CD1, 1.41% (WAC) due 08/10/49[4,6]	6,865,158	438,756
CD Commercial Mortgage Trust
2017-CD4, 1.31% (WAC) due 05/10/50[4,6]	16,997,502	1,079,814
CGMS Commercial Mortgage Trust
2017-B1, 0.84% (WAC) due 08/15/50[4,6]	22,109,236	976,870
Citigroup Commercial Mortgage Trust
2016-C2, 1.76% (WAC) due 08/10/49[4,6]	6,610,699	550,164
2016-GC37, 1.75% (WAC) due 04/10/49[4,6]	3,693,296	288,295
Americold LLC
2010-ARTA, 4.95% due 01/14/29[3]	840,000	835,312
GS Mortgage Securities Trust
2017-GS6, 1.04% (WAC) due 05/10/50[4,6]	11,503,161	659,436
BANK
2017-BNK6, 0.84% (WAC) due 07/15/60[4,6]	15,136,885	657,795
JPMBB Commercial Mortgage Securities Trust
2013-C17, 0.76% (WAC) due 01/15/47[4,6]	23,163,669	538,778
GE Business Loan Trust
2007-1A, 0.88% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[3,4]	150,633	136,950
Total Commercial Mortgage Backed Securities		80,870,519

Total Collateralized Mortgage Obligations
(Cost $757,116,775)		744,231,230
ASSET-BACKED SECURITIES†† - 24.5%
Collateralized Loan Obligations - 15.8%
Marathon CLO V Ltd.
2017-5A, 2.57% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[3,4]	31,877,254	30,649,275
MP CLO VIII Ltd.
2018-2A, 2.71% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[3,4]	29,911,844	28,943,469
Golub Capital Partners CLO Ltd.
2018-36A, 3.04% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[3,4]	27,500,000	24,162,138
Shackleton CLO Ltd.
2017-8A, 2.75% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[3,4]	22,898,305	22,096,725
Midocean Credit CLO VII
2020-7A, 2.79% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[3,4]	20,500,000	19,132,379
Halcyon Loan Advisors Funding Ltd.
2017-3A, 2.72% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[3,4]	18,937,974	18,353,471
2012-1A, 4.69% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[3,4]	322,021	271,052
BXMT Ltd.
2020-FL2, 1.70% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 02/16/37[3,4]	17,000,000	15,947,086
2020-FL2, 2.20% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 02/16/37[3,4]	2,000,000	1,837,521
Palmer Square Loan Funding Ltd.
2018-4A, 2.59% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[3,4]	7,028,064	6,798,031
2019-3A, 2.55% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[3,4]	5,817,946	5,679,387
2018-4A, 3.14% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[3,4]	3,500,000	3,046,428
Garrison BSL CLO Ltd.
2018-1A, 2.79% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[3,4]	15,770,000	14,796,311
Mountain View CLO Ltd.
2018-1A, 2.63% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[3,4]	14,559,529	14,358,810

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Venture XII CLO Ltd.
2018-12A, 2.41% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[3,4]	14,759,215	$14,274,471
Venture XIV CLO Ltd.
2020-14A, 2.73% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[3,4]	15,000,000	13,998,632
NewStar Clarendon Fund CLO LLC
2019-1A, 3.09% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/25/27[3,4]	13,705,419	13,379,451
Telos CLO Ltd.
2017-6A, 3.11% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[3,4]	13,451,035	13,319,568
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 2.57% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[3,4]	12,828,065	12,418,063
THL Credit Wind River CLO Ltd.
2017-2A, 2.70% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[3,4]	12,757,804	12,372,173
Flagship CLO VIII Ltd.
2018-8A, 2.69% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 01/16/26[3,4]	12,141,080	12,061,191
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.13% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[3,4]	13,450,000	11,800,624
GoldentTree Loan Management US CLO 1 Ltd.
2020-1A, 2.60% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 04/20/29[3,4]	12,000,000	11,196,161
NXT Capital CLO LLC
2017-1A, 3.52% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[3,4]	7,700,000	7,209,107
KREF Ltd.
2018-FL1, 1.90% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 06/15/36[3,4]	7,500,000	7,031,318
Crown Point CLO III Ltd.
2017-3A, 2.74% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[3,4]	6,829,149	6,732,011
GPMT Ltd.
2019-FL2, 2.01% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[3,4]	6,250,000	5,890,058
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.36% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[3,4]	6,500,000	5,817,761
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.09% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[3,4]	6,600,000	5,797,734
Diamond CLO Ltd.
2018-1A, 3.30% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[3,4]	6,000,000	5,576,667
KVK CLO Ltd.
2018-1A, 2.40% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 05/20/29[3,4]	2,840,903	2,809,736
2017-1A, 2.74% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/14/28[3,4]	2,600,000	2,518,153
West CLO Ltd.
2017-1A, 2.74% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[3,4]	5,327,277	5,291,245
Seneca Park CLO Limited
2017-1A, 3.34% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[3,4]	4,000,000	3,875,812
2017-1A, 2.96% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[3,4]	907,895	904,076
BSPRT Issuer Ltd.
2018-FL3, 1.76% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 03/15/28[3,4]	3,847,925	3,616,142
2018-FL4, 1.76% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[3,4]	1,000,000	935,890
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[3]	4,500,000	4,184,942
TCP Waterman CLO Ltd.
2016-1A, 2.79% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[3,4]	4,000,000	3,835,864
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[3]	4,000,000	3,718,673
HPS Loan Management Ltd.
2019-19, 2.39% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/25/30[3,4]	3,428,572	3,383,553
Monroe Capital CLO Ltd.
2017-1A, 3.15% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[3,4]	3,379,441	3,317,622

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

	Face Amount~	Value
LoanCore Issuer Ltd.
2018-CRE1, 2.21% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[3,4]	3,500,000	$3,114,665
Avery Point V CLO Ltd.
2017-5A, 2.82% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[3,4]	3,166,574	3,091,755
Newfleet CLO Ltd.
2018-1A, 2.77% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[3,4]	3,000,000	2,820,517
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.24% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[3,4]	2,982,000	2,761,724
Newstar Commercial Loan Funding LLC
2017-1A, 3.62% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[3,4]	3,000,000	2,753,305
Marathon CLO VII Ltd.
2017-7A, 3.45% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[3,4]	3,000,000	2,698,500
Hull Street CLO Ltd.
2017-1A, 3.05% (3 Month USD LIBOR + 1.22%, Rate Floor: 0.00%) due 10/18/26[3,4]	2,446,934	2,429,424
Northwoods Capital XII-B Ltd.
2018-12BA, 1.49% (3 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 06/15/31[3,4]	2,406,250	2,330,351
Golub Capital Partners CLO 17 Ltd.
2017-17A, 3.44% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[3,4]	2,500,000	2,326,983
Oaktree CLO Ltd.
2017-1A, 2.69% (3 Month USD LIBOR + 0.87%) due 10/20/27[3,4]	2,000,000	1,943,531
ACIS CLO Ltd.
2014-4A, 3.18% (3 Month USD LIBOR + 1.42%, Rate Floor: 0.00%) due 05/01/26[3,4]	1,916,881	1,902,817
Cent CLO Ltd.
2013-19A, 3.11% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[3,4]	1,487,565	1,478,698
California Street CLO XII Ltd.
2017-12A, 3.33% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[3,4]	1,250,000	1,190,291
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[3,7]	1,500,000	1,001,899
Treman Park CLO Ltd.
2015-1A, due 10/20/28[3,7]	1,000,000	686,063
LCM XXII Ltd.
2018-22A, 2.42% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 10/20/28[3,4]	631,944	622,392
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[3,7]	992,354	611,577
LMREC, Inc.
2016-CRE2, 3.33% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 11/24/31[3,4]	67,451	66,916
Copper River CLO Ltd.
2007-1A, due 01/20/21[7,8]	500,000	51,137
Total Collateralized Loan Obligations		437,221,326

Financial - 3.1%
Station Place Securitization Trust
2019-6, 1.53% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21†††,3,4	18,500,000	18,500,000
2019-5, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 06/24/20†††,3,4,9	10,800,000	10,800,000
2019-9, 1.63% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 10/24/20†††,3,4,9	7,200,000	7,200,000
2019-2, 1.48% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21†††,3,4,9	5,400,000	5,400,000
2019-WL1, 1.60% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 08/25/52†††,3,4,9	3,333,333	3,333,333
Barclays Bank plc
GMTN, 2.18% (1 Month USD LIBOR + 0.60%) due 06/02/20†††,3,4,9	16,450,000	16,450,000
GMTN, 1.67% (1 Month USD LIBOR + 0.68%) due 07/31/20†††,3,4,9	13,950,000	13,950,000
Madison Avenue Secured Funding Trust
2019-1, 2.23% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 11/11/20†††,3,4,9	6,200,000	6,200,000
Aesf Vi Verdi LP
2.15% due 11/25/24†††	EUR 5,000,000	5,294,312
Total Financial		87,127,645

Transport-Aircraft - 2.4%
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]	17,494,107	13,890,851
2018-1A, 3.84% due 01/16/38[3]	1,080,832	897,034
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]	9,781,618	7,108,484
2017-1, 3.97% due 07/15/42	3,770,148	2,785,615
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]	12,583,836	9,482,932
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[3]	9,672,893	7,409,744

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

	Face Amount~	Value
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]	8,952,300	$6,729,704
SAPPHIRE AVIATION FINANCE II Ltd.
2020-1A, 3.23% due 03/15/40[3]	8,250,000	5,336,103
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[3]	4,723,467	4,091,997
Raspro Trust
2005-1A, 2.89% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[3,4]	3,253,789	3,053,583
AASET Trust
2017-1A, 3.97% due 05/16/42[3]	3,787,843	2,976,055
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[3]	1,784,132	1,416,035
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[3]	515,068	453,999
Total Transport-Aircraft		65,632,136

Transport-Container - 1.2%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[3]	12,053,326	10,717,754
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[3]	7,259,860	6,895,908
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[3]	5,700,000	5,648,952
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[3]	4,863,958	4,739,017
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[3]	4,355,071	3,918,647
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[3]	1,362,833	1,328,427
Total Transport-Container		33,248,705

Net Lease - 1.0%
Capital Automotive LLC REIT
2017-1A, 3.87% due 04/15/47[3]	15,944,597	13,972,853
2020-1A, 3.19% due 02/15/50[3]	4,000,000	3,697,392
2014-1A, 3.66% due 10/15/44[3]	953,212	860,002
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[3]	10,436,958	7,621,440
2015-1A, 3.75% due 04/20/45[3]	1,755,750	1,553,714
Total Net Lease		27,705,401

Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[3]	11,650,000	10,826,470
2016-3A, 3.85% due 10/28/33[3]	1,500,000	1,394,057
Putnam Structured Product Funding Ltd.
2003-1A, 2.68% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[3,4]	471,666	466,190
Total Collateralized Debt Obligations		12,686,717

Infrastructure - 0.3%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[3]	7,276,311	6,038,509
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[3]	3,133,333	3,063,278
Total Infrastructure		9,101,787

Whole Business - 0.2%
Domino’s Pizza Master Issuer LLC
2017-1A, 3.04% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[3,4]	5,131,875	4,802,768
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[3]	126,449	126,330
Total Whole Business		4,929,098

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[3]	442,370	437,498

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34†††,3	385,500	401,952
Total Asset-Backed Securities
(Cost $732,940,194)		678,492,265

CORPORATE BONDS†† - 17.0%
Financial - 8.4%
Wells Fargo & Co.
2.66% (3 Month USD LIBOR + 0.93%) due 02/11/22[4]	29,450,000	28,883,294
Santander UK plc
2.20% (3 Month USD LIBOR + 0.62%) due 06/01/21[4]	30,740,000	28,675,860
Capital One Financial Corp.
2.47% (3 Month USD LIBOR + 0.76%) due 05/12/20[4]	22,900,000	22,870,476
Mitsubishi UFJ Financial Group, Inc.
2.44% (3 Month USD LIBOR + 0.65%) due 07/26/21[4]	11,450,000	10,973,530
1.83% (3 Month USD LIBOR + 1.06%) due 09/13/21[4]	5,068,000	4,950,149
3.46% (3 Month USD LIBOR + 1.88%) due 03/01/21[4]	247,000	245,679
Citibank North America
2.38% (3 Month USD LIBOR + 0.57%) due 07/23/21[4]	16,390,000	16,108,738
Svenska Handelsbanken AB
2.15% (3 Month USD LIBOR + 0.47%) due 05/24/21[4]	13,500,000	13,147,433
3.35% due 05/24/21	1,179,000	1,193,169
UBS Group AG
2.95% due 09/24/20[3]	7,670,000	7,682,850
3.62% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[3,4]	5,700,000	5,582,320
2.64% (3 Month USD LIBOR + 1.44%) due 09/24/20[3,4]	1,000,000	991,808

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Credit Agricole S.A.
1.87% (3 Month USD LIBOR + 0.97%) due 06/10/20[3,4]	11,550,000	$11,520,358
Standard Chartered Bank
2.15% (3 Month USD LIBOR + 0.40%) due 08/04/20[4]	10,170,000	10,163,009
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[3]	10,000,000	9,996,335
Goldman Sachs Group, Inc.
3.50% due 04/01/25	6,900,000	7,053,355
1.94% (3 Month USD LIBOR + 1.20%) due 09/15/20[4]	1,000,000	999,278
JPMorgan Chase & Co.
2.26% (3 Month USD LIBOR + 0.68%) due 06/01/21[4]	8,100,000	8,051,457
Citizens Bank North America/Providence RI
2.22% (3 Month USD LIBOR + 0.57%) due 05/26/20[4]	8,050,000	7,996,458
Lloyds Bank plc
2.23% (3 Month USD LIBOR + 0.49%) due 05/07/21[4]	8,050,000	7,583,886
Westpac Banking Corp.
2.70% (3 Month USD LIBOR + 0.85%) due 01/11/22[4]	5,000,000	4,896,572
Bank of America Corp.
2.56% (3 Month USD LIBOR + 0.65%) due 10/01/21[4]	4,200,000	4,105,392
Alexandria Real Estate Equities, Inc.
4.90% due 12/15/30	3,500,000	3,798,004
Essex Portfolio, LP
5.20% due 03/15/21	2,650,000	2,693,326
Lloyds Bank Corporate Markets plc NY
2.11% (3 Month USD LIBOR + 0.37%) due 08/05/20[4]	2,070,000	2,068,378
Ameriprise Financial, Inc.
3.00% due 04/02/25	2,060,000	2,051,286
AXIS Specialty Finance LLC
5.88% due 06/01/20	1,994,000	2,008,100
Sumitomo Mitsui Financial Group, Inc.
2.68% (3 Month USD LIBOR + 1.68%) due 03/09/21[4]	1,000,000	989,262
2.96% (3 Month USD LIBOR + 1.14%) due 10/19/21[4]	702,000	687,865
Morgan Stanley
1.72% (3 Month USD LIBOR + 0.98%) due 06/16/20[4]	1,650,000	1,645,134
Assurant, Inc.
2.48% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	1,592,000	1,592,000
Mizuho Financial Group, Inc.
1.91% (3 Month USD LIBOR + 1.14%) due 09/13/21[4]	1,500,000	1,456,556
UBS AG
2.06% (3 Month USD LIBOR + 0.48%) due 12/01/20[3,4]	1,000,000	990,335
Total Financial		233,651,652

Consumer, Non-cyclical - 4.7%
Express Scripts Holding Co.
2.33% (3 Month USD LIBOR + 0.75%) due 11/30/20[4]	21,875,000	21,685,922
Sysco Corp.
5.65% due 04/01/25	20,550,000	21,393,786
Zimmer Biomet Holdings, Inc.
1.80% (3 Month USD LIBOR + 0.75%) due 03/19/21[4]	11,050,000	10,916,807
2.70% due 04/01/20	9,780,000	9,780,000
General Mills, Inc.
2.38% (3 Month USD LIBOR + 0.54%) due 04/16/21[4]	20,750,000	20,201,355
Mondelez International, Inc.
3.00% due 05/07/20	11,330,000	11,216,700
CVS Health Corp.
1.72% (3 Month USD LIBOR + 0.72%) due 03/09/21[4]	9,200,000	9,011,145
Coca-Cola European Partners plc
3.50% due 09/15/20	7,000,000	7,066,337
Reynolds American, Inc.
6.88% due 05/01/20	4,802,000	4,814,547
Thermo Fisher Scientific, Inc.
4.13% due 03/25/25	4,200,000	4,495,065
BAT Capital Corp.
4.70% due 04/02/27	4,220,000	4,288,223
Cigna Corp.
1.49% (3 Month USD LIBOR + 0.65%) due 09/17/21[4]	4,100,000	3,936,000
Conagra Brands, Inc.
2.55% (3 Month USD LIBOR + 0.75%) due 10/22/20[4]	444,000	439,301
Constellation Brands, Inc.
2.25% due 11/06/20	380,000	377,867
Total Consumer, Non-cyclical		129,623,055

Industrial - 1.5%
Siemens Financieringsmaatschappij N.V.
1.35% (3 Month USD LIBOR + 0.61%) due 03/16/22[3,4]	20,410,000	19,530,531
Aviation Capital Group LLC
2.88% due 01/20/22[3]	8,000,000	7,231,883
7.13% due 10/15/20[3]	2,500,000	2,472,110
Rolls-Royce plc
2.38% due 10/14/20[3]	6,550,000	6,172,500
Textron, Inc.
2.28% (3 Month USD LIBOR + 0.55%) due 11/10/20[4]	5,700,000	5,700,272
Fox Corp.
3.05% due 04/07/25	1,360,000	1,357,878
Total Industrial		42,465,174

Energy - 1.3%
Marathon Petroleum Corp.
3.40% due 12/15/20	9,800,000	9,708,570

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

	Face Amount~	Value
Exxon Mobil Corp.
2.99% due 03/19/25	7,800,000	$8,261,240
Phillips 66
2.25% (3 Month USD LIBOR + 0.60%) due 02/26/21[4]	8,700,000	8,138,259
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	7,600,000	7,372,285
Reliance Holding USA, Inc.
4.50% due 10/19/20[3]	2,000,000	2,013,680
Total Energy		35,494,034

Communications - 0.7%
Telefonica Emisiones S.A.
5.13% due 04/27/20	9,600,000	9,600,677
ViacomCBS, Inc.
4.75% due 05/15/25	6,860,000	6,892,029
Verizon Communications, Inc.
3.00% due 03/22/27	2,100,000	2,212,392
Total Communications		18,705,098

Utilities - 0.4%
NextEra Energy Capital Holdings, Inc.
1.83% (3 Month USD LIBOR + 0.45%) due 09/28/20[4]	10,010,000	10,018,492
PSEG Power LLC
5.13% due 04/15/20	1,290,000	1,290,502
Total Utilities		11,308,994

Consumer, Cyclical - 0.0%
Aramark Services, Inc.
5.00% due 02/01/28[3]	275,000	255,920
Total Corporate Bonds
(Cost $478,680,903)		471,503,927

U.S. GOVERNMENT SECURITIES†† - 8.9%
U.S. Treasury Notes
1.50% due 01/15/23[10]	132,000,000	136,516,875
1.13% due 02/28/25	52,890,000	54,829,989
1.50% due 02/15/30	35,330,000	38,039,093
1.88% due 02/28/22	15,670,000	16,167,033
Total U.S. Government Securities
(Cost $240,092,995)		245,552,990

MUNICIPAL BONDS†† - 0.8%
New York - 0.6%
Triborough Bridge & Tunnel Authority Revenue Bonds
0.87% (VRDN) due 01/01/33[13]	6,730,000	6,730,000
New York City Transitional Finance Authority Future Tax Secured Revenue Revenue Bonds
0.80% (VRDN) due 02/01/45[13]	3,990,000	3,990,000
0.75% (VRDN) due 02/01/45[13]	1,490,000	1,490,000
City of New York New York General Obligation Unlimited
0.80% (VRDN) due 03/01/42[13]	4,030,000	4,030,000
0.75% (VRDN) due 03/01/40[13]	1,070,000	1,070,000
Total New York		17,310,000

Illinois - 0.1%
Illinois Finance Authority Revenue Bonds
0.75% (VRDN) due 08/15/42[13]	2,380,000	2,380,000
Pennsylvania - 0.0%
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue Bonds
0.76% (VRDN) due 07/01/25[13]	900,000	900,000
0.75% (VRDN) due 07/01/41[13]	900,000	900,000
Total Pennsylvania		1,800,000

Arizona - 0.1%
State of Arizona Certificate Of Participation
5.00% due 10/01/24	1,350,000	1,350,000
Total Municipal Bonds
(Cost $22,840,000)		22,840,000

FOREIGN GOVERNMENT DEBT†† - 0.6%
Government of Japan
0.10% due 04/15/20	JPY 1,204,700,000	11,205,845
due 04/13/20	JPY 690,000,000	6,418,004
Total Foreign Government Debt
(Cost $17,430,747)		17,623,849

SENIOR FLOATING RATE INTERESTS††,4 - 0.0%
Technology - 0.0%
Neustar, Inc.
4.57% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	104,939	79,124
Total Senior Floating Rate Interests
(Cost $105,390)		79,124

REPURCHASE AGREEMENTS††,11 - 5.4%
Societe Generale
issued 03/09/20 at 1.30% due 04/01/20	23,490,000	23,490,000
issued 03/09/20 at 2.27% due 04/01/20	18,406,085	18,406,085
issued 12/05/19 at 2.18% (3 Month USD LIBOR + 0.40%) due 04/01/20[4]	11,000,000	11,000,000
issued 03/27/20 at 2.18% due 04/01/20	8,049,000	8,049,000
issued 07/26/19 at 2.18% (3 Month USD LIBOR + 0.40%) due 04/01/20[4]	8,000,000	8,000,000
issued 03/09/20 at 1.18% due 04/01/20	6,000,000	6,000,000
issued 03/09/20 at 2.18% due 04/01/20	4,946,000	4,946,000

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

	Face Amount~	Value
issued 10/11/19 at 2.18% (3 Month USD LIBOR + 0.40%) due 04/01/20[4]	4,865,000	$4,865,000
issued 03/17/20 at 2.18% due 04/01/20	4,758,000	4,758,000
issued 02/10/20 at 2.18% due 04/01/20	3,218,000	3,218,000
issued 11/27/19 at 2.18% (3 Month USD LIBOR + 0.40%) due 04/01/20[4]	1,568,000	1,568,000
BNP Paribas
issued 01/31/20 at 1.93% due 05/04/20	31,024,099	31,024,099
issued 03/09/20 at 1.93% due 05/04/20	25,615,964	25,615,964
Total Repurchase Agreements
(Cost $150,940,148)		150,940,148

COMMERCIAL PAPER†† - 0.9%
Bemis Co., Inc.
1.42% due 04/09/20[3,12]	20,411,000	20,404,559
UDR, Inc.
1.42% due 04/03/20[3,12]	4,900,000	4,899,614
Total Commercial Paper
(Cost $25,304,173)		25,304,173

	Contracts
OTC OPTIONS PURCHASED†† - 0.1%
Put options on:
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	772,000,000	1,644,360
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	296,000,000	402,560
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	115,000,000	244,950
Total Put options		2,291,870
Total OTC Options Purchased
(Cost $2,446,140)		2,291,870

Total Investments - 101.2%
(Cost $2,875,223,682)		$2,805,990,431
Other Assets & Liabilities, net - (1.2)%		(34,127,421)
Total Net Assets - 100.0%		$2,771,863,010

Centrally Cleared Credit Default Swap Agreements Protection Purchased††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Appreciation**
BofA Securities, Inc.	ICE	CDX.NA.HY.33.V3	5.00%	Quarterly	12/20/24	$12,259,800	$(747,462)	$(1,148,151)	$400,689

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	12/04/21	$177,800,000	$3,876,786	$622	$3,876,164
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.31%	Annually	11/25/21	98,600,000	2,030,173	449	2,029,724
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	0.62%	Annually	03/04/22	180,305,000	1,871,959	—	1,871,959
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.40%	Annually	12/13/21	54,950,000	1,249,714	371	1,249,343
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.36%	Annually	12/09/21	46,500,000	1,019,436	350	1,019,086
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.37%	Annually	09/30/21	43,200,000	846,383	304	846,079
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.23%	Annually	08/22/21	44,400,000	719,637	285	719,352
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.27%	Annually	02/07/23	18,420,000	611,879	329	611,550

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

Centrally Cleared Interest Rate Swap Agreements†† (continued)

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	CME	Pay	Federal Funds Rate	1.46%	Annually	09/17/21	29,600,000	$605,616	$84	$605,532
								$12,831,583	$2,794	$12,828,789

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	(1.88)% (3 Month USD LIBOR + 0.18%)	At Maturity	05/21/20	127,050	$14,657,759	$(121,968)
OTC Fixed Income Index Swap Agreements††
Bank of America, N.A.	iShares Core U.S. Aggregate Bond ETF	1.40%	At Maturity	05/21/20	127,050	14,657,759	678,447
OTC Sovereign Debt Swap Agreements††
Deutsche Bank AG	Korea Monetary Stabilization Bond	2.20% (3 Month USD LIBOR + 0.45%)	At Maturity	08/04/21	N/A	12,862,853	8,609

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation
Morgan Stanley Capital Services LLC	173,420,000	BRL	04/01/20	$42,530,495	$33,409,752	$9,120,743
Citibank N.A., New York	121,120,000	BRL	07/01/21	28,823,146	22,896,258	5,926,888
Citibank N.A., New York	541,950,000	MXN	04/02/20	27,568,227	22,847,615	4,720,612
Goldman Sachs International	38,600,000	BRL	07/01/20	10,023,371	7,423,220	2,600,151
Citibank N.A., New York	31,600,000	BRL	07/01/20	8,139,295	6,077,040	2,062,255
Goldman Sachs International	40,300,000	BRL	07/01/21	9,441,255	7,618,223	1,823,032
Citibank N.A., New York	206,200,000	MXN	04/08/20	10,496,844	8,685,712	1,811,132
Goldman Sachs International	141,700,000	MXN	05/21/20	7,542,811	5,932,180	1,610,631
Goldman Sachs International	26,208,000	EUR	04/30/20	30,055,334	28,923,916	1,131,418
JPMorgan Chase Bank, N.A.	18,300,000	BRL	07/01/21	4,347,310	3,459,392	887,918
Citibank N.A., New York	93,700,000	MXN	04/23/20	4,764,447	3,938,608	825,839
JPMorgan Chase Bank, N.A.	21,006,375	EUR	07/30/21	24,244,928	23,511,330	733,598
Goldman Sachs International	116,779,244	ILS	02/01/21	34,113,576	33,524,992	588,584
Bank of America, N.A.	13,152,400	EUR	06/15/20	15,124,931	14,541,643	583,288
Goldman Sachs International	11,989,250	EUR	07/30/21	13,927,013	13,418,937	508,076
JPMorgan Chase Bank, N.A.	3,433,716,000	JPY	09/01/20	32,638,955	32,133,693	505,262
Goldman Sachs International	11,224,080	EUR	06/15/20	12,914,202	12,409,641	504,561
Citibank N.A., New York	3,193,596,000	JPY	06/01/20	30,212,632	29,786,701	425,931
Goldman Sachs International	73,012,900	ILS	04/30/21	21,378,670	21,000,506	378,164
Goldman Sachs International	42,231,650	ILS	01/31/22	12,500,228	12,124,094	376,134
Citibank N.A., New York	912,456,000	JPY	07/01/21	8,984,580	8,613,132	371,448
Barclays Bank plc	843,421,500	JPY	07/01/21	8,292,415	7,961,481	330,934
Deutsche Bank AG	15,684,387,227	KRW	08/04/21	13,375,735	13,089,578	286,157
Bank of America, N.A.	1,397,698,500	JPY	06/22/20	13,219,507	13,047,690	171,817
Bank of America, N.A.	1,205,302,350	JPY	04/15/20	11,368,739	11,219,010	149,729
Bank of America, N.A.	13,124,200	ILS	01/31/22	3,890,958	3,767,768	123,190

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

Forward Foreign Currency Exchange Contracts†† (continued)

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	509,054,400	JPY	06/01/20	$4,811,251	$4,747,955	$63,296
Citibank N.A., New York	12,524,000	ILS	04/30/21	3,658,245	3,602,245	56,000
Morgan Stanley Capital Services LLC	5,010,000	EUR	06/30/20	5,578,484	5,542,248	36,236
Bank of America, N.A.	5,454,000	ILS	04/30/21	1,586,157	1,568,720	17,437
Goldman Sachs International	56,471,082	JPY	06/22/20	534,438	527,165	7,273
Goldman Sachs International	724,881	ILS	04/30/20	208,691	204,907	3,784
JPMorgan Chase Bank, N.A.	156,375	EUR	07/30/20	176,707	173,146	3,561
Bank of America, N.A.	684,200	ILS	02/01/21	199,912	196,420	3,492
Goldman Sachs International	89,250	EUR	07/30/20	101,451	98,822	2,629
Deutsche Bank AG	40,961,962	KRW	05/11/20	34,401	33,670	731
Deutsche Bank AG	41,872,227	KRW	08/05/20	35,288	34,558	730
Deutsche Bank AG	41,872,227	KRW	11/04/20	35,395	34,680	715
Deutsche Bank AG	41,872,227	KRW	02/04/21	35,501	34,787	714
Deutsche Bank AG	40,506,828	KRW	05/07/21	34,430	33,739	691
Citibank N.A., New York	124,340	ILS	04/30/20	35,729	35,148	581
Bank of America, N.A.	54,148	ILS	04/30/20	15,494	15,306	188
Citibank N.A., New York	456,000	JPY	01/04/21	4,450	4,283	167
Barclays Bank plc	421,500	JPY	01/04/21	4,106	3,959	147
Citibank N.A., New York	456,000	JPY	07/01/20	4,404	4,258	146
Barclays Bank plc	421,500	JPY	07/01/20	4,066	3,936	130
Citibank N.A., New York	690,000,000	JPY	04/13/20	6,305,373	6,421,807	(116,434)
						$38,639,706

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2020	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	3,702,650,400	JPY	06/01/20	$33,410,789	$34,534,656	$1,123,867
Barclays Bank plc	32,995,625	EUR	07/30/21	35,907,159	36,930,267	1,023,108
Goldman Sachs International	117,465,319	ILS	02/01/21	32,919,631	33,721,950	802,319
Citibank N.A., New York	3,433,716,000	JPY	09/01/20	31,534,529	32,133,693	599,164
Goldman Sachs International	55,355,850	ILS	01/31/22	15,359,558	15,891,862	532,304
Goldman Sachs International	45,495,450	ILS	04/30/21	12,689,086	13,085,735	396,649
Citibank N.A., New York	1,397,698,500	JPY	06/22/20	12,681,563	13,047,690	366,127
JPMorgan Chase Bank, N.A.	1,755,877,500	JPY	07/01/21	16,249,098	16,574,613	325,515
JPMorgan Chase Bank, N.A.	45,495,450	ILS	04/30/21	12,819,230	13,085,735	266,505
JPMorgan Chase Bank, N.A.	56,471,082	JPY	06/22/20	510,229	527,165	16,936
Barclays Bank plc	245,625	EUR	07/30/20	264,412	271,967	7,555
Goldman Sachs International	451,684	ILS	04/30/20	124,140	127,680	3,540
JPMorgan Chase Bank, N.A.	451,684	ILS	04/30/20	125,492	127,680	2,188
JPMorgan Chase Bank, N.A.	877,500	JPY	01/04/21	8,074	8,242	168
JPMorgan Chase Bank, N.A.	877,500	JPY	07/01/20	8,030	8,195	165
JPMorgan Chase Bank, N.A.	60,205,000	BRL	07/01/21	11,667,636	11,381,021	(286,615)
Goldman Sachs International	70,200,000	BRL	07/01/20	13,811,935	13,500,260	(311,675)
Citibank N.A., New York	119,515,000	BRL	07/01/21	22,919,924	22,592,853	(327,071)
JPMorgan Chase Bank, N.A.	24,376,480	EUR	06/15/20	27,439,726	26,951,284	(488,442)
Goldman Sachs International	26,208,000	EUR	04/30/20	29,454,988	28,923,916	(531,072)
Goldman Sachs International	93,700,000	MXN	04/23/20	4,859,580	3,938,608	(920,972)
Goldman Sachs International	141,700,000	MXN	05/21/20	7,069,165	5,932,180	(1,136,985)
Goldman Sachs International	206,200,000	MXN	04/08/20	10,724,279	8,685,712	(2,038,567)
Morgan Stanley Capital Services LLC	173,420,000	BRL	04/01/20	37,042,775	33,409,753	(3,633,022)
JPMorgan Chase Bank, N.A.	541,950,000	MXN	04/02/20	28,211,134	22,847,615	(5,363,519)
						$(9,571,830)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of March 31, 2020.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,171,153,312 (cost $1,231,417,333), or 42.3% of total net assets.

[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2020. See table below for additional step information for each security.

[6]	Security is an interest-only strip.
[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $51,137 (cost $98,116), or less than 0.1% of total net assets — See Note 8.

[9]	Security was fair valued by the Valuation Committee at March 31, 2020. The total market value of fair valued securities amounts to $63,333,333, (cost $63,333,333) or 2.3% of total net assets.
[10]	All or a portion of this security is pledged as collateral for open call options written contracts at March 31, 2020.
[11]

Repurchase Agreements — The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained. See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

[12]	Rate indicated is the effective yield at the time of purchase.
[13]

The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2020.

BofA — Bank of America
BRL — Brazilian Real
CDX.NA.HY.33.V3 — Credit Default Swap North American High Yield Series 33 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
KRW — South Korean Won
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REIT — Real Estate Investment Trust
VRDN — Variable Rate Demand Note
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$4,295,111	$—	$—	$4,295,111
Mutual Funds	21,094,279	—	—	21,094,279
Money Market Fund	421,741,465	—	—	421,741,465
Collateralized Mortgage Obligations	—	744,231,230	—	744,231,230
Asset-Backed Securities	—	590,962,668	87,529,597	678,492,265
Corporate Bonds	—	471,503,927	—	471,503,927
U.S. Government Securities	—	245,552,990	—	245,552,990
Municipal Bonds	—	22,840,000	—	22,840,000
Foreign Government Debt	—	17,623,849	—	17,623,849
Senior Floating Rate Interests	—	79,124	—	79,124
Repurchase Agreements	—	150,940,148	—	150,940,148
Commercial Paper	—	25,304,173	—	25,304,173
Options Purchased	—	2,291,870	—	2,291,870
Credit Default Swap Agreements**	—	400,689	—	400,689
Interest Rate Swap Agreements**	—	12,828,789	—	12,828,789
Forward Foreign Currency Exchange Contracts**	—	44,222,250	—	44,222,250
Total Return Swap Agreements**	—	687,056	—	687,056
Total Assets	$447,130,855	$2,329,468,763	$87,529,597	$2,864,129,215

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$15,154,374	$—	$15,154,374
Total Return Swap Agreements**	—	121,968	—	121,968
Total Liabilities	$—	$15,276,342	$—	$15,276,342

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$63,333,333	Model Price	Purchase Price	—	—
Asset-Backed Securities	23,794,312	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Asset-Backed Securities	401,952	Third Party Pricing	Broker Quote	—	—
Total	$87,529,597

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2020, the Fund had securities with a total value of $32,785,285 transfer into Level 3 from Level 2 due to lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2020:

	Assets	Liabilities
	Asset-Backed Securities	Unfunded Loan Commitments
Beginning Balance	$29,300,000	$(6,385)
Purchases/(Receipts)	25,572,405	—
(Sales, maturities and paydowns)/Fundings	—	5,502
Amortization of premiums/discounts	—	—
Total realized gains (losses) included in earnings	—	(4,127)
Total change in unrealized appreciation (depreciation) included in earnings	(128,093)	5,010
Transfers into Level 3	32,785,285	—
Ending Balance	$87,529,597	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at March 31, 2020	$(128,093)	$—

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/25/21	8.00%	07/26/22
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—

Repurchase Agreements

The Fund may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations.

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Fund’s right to control the collateral could be affected and result in certain costs and delays. In addition, the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

At March 31, 2020, the repurchase agreements in the account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			RALI Series Trust
1.93%			1.25%
05/04/20	$56,640,063	$56,868,456	08/25/35	$169,917,000	$132,212,418
			RBSSP Resecuritization Trust
			4.46%
			07/26/45	20,149,996	16,688,227
			Morgan Stanley ABS Capital I Inc. Trust
			1.10%
			11/25/36	27,790,000	15,531,831
			Nationstar Home Equity Loan Trust
			1.27%
			04/25/37	11,626,000	9,893,726
			Structured Asset Securities Corp. Mortgage Loan Trust
			1.15%
			06/25/37	10,213,000	5,702,939
				239,695,996	180,029,141

Societe Generale			Cash Collateral	22,895,000	22,895,000
1.18% - 2.27% 04/01/20	94,300,085	94,633,476	Fannie Mae Connecticut Avenue Securities
			3.30%
			01/25/31	13,562,000	11,389,368
			Freddie Mac Structured Agency Credit Risk Debt Notes
			5.60%
			10/25/28	10,873,847	10,330,155
			Freddie Mac Stacr Remic Trust
			3.91%
			03/25/50	15,020,000	9,665,370
			Freddie Mac Structured Agency Credit Risk Debt Notes
			3.60%
			12/25/29	9,826,000	7,957,095
			Fannie Mae Connecticut Avenue Securities
			3.95%
			10/25/29	8,891,336	7,873,278
			Fannie Mae Connecticut Avenue Securities
			4.60%
			09/25/29	9,411,473	6,793,201
			Connecticut Avenue Securities Trust
			3.35%
			04/25/31	6,388,294	5,461,352
			Waikiki Beach Hotel Trust
			3.79%
			12/15/33	8,730,000	5,458,869
			Ashford Hospitality Trust
			3.80%
			04/15/35	7,250,000	5,424,450

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	March 31, 2020
LIMITED DURATION FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			GS Mortgage Securities Corp. Trust
			4.70%
			07/15/32	$6,066,000	$5,253,762
			Citigroup Commercial Mortgage Trust
			3.50%
			12/15/36	7,389,000	4,706,793
			Credit Suisse Mortgage Capital Certificates
			3.35%
			05/15/36	5,000,000	3,751,000
			Atrium Hotel Portfolio Trust
			4.10%
			06/15/35	4,361,000	3,186,147
			Carlyle Global Market Strategies CLO Ltd.
			9.09%
			04/22/32	4,592,000	2,847,499
			HMH Trust
			8.48%
			07/05/31	1,830,000	1,589,355
			Hilton USA Trust
			4.33%
			11/05/38	1,814,000	1,003,142
			Connecticut Avenue Securities Trust
			3.05%
			06/25/39	306,000	248,870
				144,205,950	115,834,706

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2019, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180419000405/gug78512-ncsr.htm.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	March 31, 2020
LIMITED DURATION FUND

Transactions during the period ended March 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/19	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/20	Shares 03/31/20	Investment Income
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6-Class	$20,181,794	$19,169	$(20,115,702)	$(715,383)	$630,122	$—	—	$19,169
Guggenheim Strategy Fund II	12,723,014	175,487	—	—	(404,154)	12,494,347	519,515	175,487
Guggenheim Strategy Fund III	10,915,565	146,828	(10,662,075)	(481,526)	81,208	—	—	132,141
Guggenheim Ultra Short Duration Fund — Institutional Class	8,676,684	90,162	—	—	(166,914)	8,599,932	880,239	90,163
	$52,497,057	$431,646	$(30,777,777)	$(1,196,909)	$140,262	$21,094,279		$416,960

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $2,702,565,078)	$2,633,956,004
Investments in affiliated issuers, at value (cost $21,718,456)	21,094,279
Repurchase agreements, at value (cost $150,940,148)	150,940,148
Cash	13,369,131
Segregated cash with broker	1,495,923
Unamortized upfront premiums paid on interest rate swap agreements	2,794
Unrealized appreciation on OTC swap agreements	687,056
Unrealized appreciation on forward foreign currency exchange contracts	44,222,250
Prepaid expenses	155,135
Receivables:
Fund shares sold	15,141,816
Interest	7,518,095
Securities sold	4,290,379
Swap settlement	2,564,115
Foreign tax reclaims	91,443
Dividends	69,547
Protection fees on credit default swap agreements	20,433
Total assets	2,895,618,548

Liabilities:
Segregated cash due to broker	56,382,566
Unamortized upfront premiums received on credit default swap agreements	1,148,151
Unrealized depreciation on OTC swap agreements	121,968
Unrealized depreciation on forward foreign currency exchange contracts	15,154,374
Payable for:
Securities purchased	34,849,978
Fund shares redeemed	10,151,314
Variation margin on interest rate swap agreements	3,256,610
Distributions to shareholders	929,506
Management fees	722,281
Transfer agent/maintenance fees	260,763
Distribution and service fees	181,077
Fund accounting/administration fees	148,483
Variation margin on credit default swap agreements	145,862
Trustees’ fees*	20,785
Due to Investment Adviser	4,152
Miscellaneous	277,668
Total liabilities	123,755,538
Net assets	$2,771,863,010

Net assets consist of:
Paid in capital	$2,821,081,368
Total distributable earnings (loss)	(49,218,358)
Net assets	$2,771,863,010

A-Class:
Net assets	$449,936,696
Capital shares outstanding	18,468,144
Net asset value per share	$24.36
Maximum offering price per share (Net asset value divided by 97.75%)	$24.92

C-Class:
Net assets	$81,546,238
Capital shares outstanding	3,349,363
Net asset value per share	$24.35

P-Class:
Net assets	$77,864,054
Capital shares outstanding	3,196,145
Net asset value per share	$24.36

Institutional Class:
Net assets	$2,064,107,101
Capital shares outstanding	84,741,128
Net asset value per share	$24.36

R6-Class:
Net assets	$98,408,921
Capital shares outstanding	4,042,395
Net asset value per share	$24.34

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF OPERATIONS (Unaudited)
Six-Month Period Ended March 31, 2020

Investment Income:
Dividends from securities of unaffiliated issuers	$603,351
Dividends from securities of affiliated issuers	416,960
Interest from unaffiliated issuers	39,726,049
Total investment income	40,746,360

Expenses:
Management fees	6,383,258
Distribution and service fees:
A-Class	665,511
C-Class	418,324
P-Class	117,525
Transfer agent/maintenance fees:
A-Class	216,556
C-Class	40,515
P-Class	87,940
Institutional Class	1,027,796
R6-Class	593
Fund accounting/administration fees	1,262,763
Custodian fees	196,335
Professional fees	143,774
Line of credit fees	87,112
Trustees’ fees*	66,242
Miscellaneous	320,914
Recoupment of previously waived fees:
A-Class	1,377
C-Class	623
P-Class	106
Institutional Class	1,111
R6-Class	1,754
Total expenses	11,040,129
Less:
Expenses reimbursed by Adviser:
A Class	(212,631)
C Class	(39,828)
P Class	(87,126)
Institutional Class	(1,008,971)
R6 Class	(429)
Expenses waived by Adviser	(207,335)
Earnings credits applied	(41,824)
Total waived/reimbursed expenses	(1,598,144)
Net expenses	9,441,985
Net investment income	31,304,375

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(13,790,331)
Investments in affiliated issuers	(1,196,909)
Swap agreements	17,996,442
Futures contracts	859,141
Forward foreign currency exchange contracts	2,565,708
Foreign currency transactions	1,130,280
Net realized gain	7,564,331
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(87,908,076)
Investments in affiliated issuers	140,262
Swap agreements	23,280,323
Options purchased	474,261
Forward foreign currency exchange contracts	18,081,581
Foreign currency translations	(29,615)
Net change in unrealized appreciation (depreciation)	(45,961,264)
Net realized and unrealized loss	(38,396,933)
Net decrease in net assets resulting from operations	$(7,092,558)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,304,375	$89,348,269
Net realized gain (loss) on investments	7,564,331	(18,621,599)
Net change in unrealized appreciation (depreciation) on investments	(45,961,264)	21,087,059
Net increase (decrease) in net assets resulting from operations	(7,092,558)	91,813,729

Distributions to shareholders:
A-Class	(4,946,327)	(14,490,141)
C-Class	(462,525)	(1,345,090)
P-Class	(877,313)	(3,585,141)
Institutional Class	(23,541,695)	(70,974,312)
R6-Class	(3,455,381)	(4,640,230)
Total distributions to shareholders	(33,283,241)	(95,034,914)

Capital share transactions:
Proceeds from sale of shares
A-Class	110,282,577	309,962,216
C-Class	13,691,983	41,603,888
P-Class	11,864,142	71,749,161
Institutional Class	649,395,095	1,798,075,210
R6-Class	54,366,919	309,636,132
Distributions reinvested
A-Class	3,962,842	11,798,782
C-Class	364,398	1,030,733
P-Class	873,389	3,570,643
Institutional Class	18,909,170	58,289,694
R6-Class	3,455,379	4,640,204
Cost of shares redeemed
A-Class	(228,482,161)	(378,427,690)
C-Class	(16,538,064)	(28,468,610)
P-Class	(42,445,063)	(156,281,336)
Institutional Class	(996,688,165)	(2,061,077,029)
R6-Class	(270,996,702)	(490,000)
Net decrease from capital share transactions	(687,984,261)	(14,388,002)
Net decrease in net assets	(728,360,060)	(17,609,187)

Net assets:
Beginning of period	3,500,223,070	3,517,832,257
End of period	$2,771,863,010	$3,500,223,070

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Six-Month Period Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	4,469,872	12,576,401
C-Class	555,677	1,689,208
P-Class	480,143	2,910,455
Institutional Class	26,340,504	72,971,122
R6-Class	2,203,494	12,596,998
Shares issued from reinvestment of distributions
A-Class	160,911	478,517
C-Class	14,809	41,842
P-Class	35,462	144,833
Institutional Class	767,931	2,365,246
R6-Class	140,350	188,173
Shares redeemed
A-Class	(9,273,710)	(15,351,648)
C-Class	(671,855)	(1,155,901)
P-Class	(1,723,834)	(6,342,173)
Institutional Class	(40,505,060)	(83,680,392)
R6-Class	(11,066,750)	(19,870)
Net decrease in shares	(28,072,056)	(587,189)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$24.68	$24.70	$24.86	$24.71	$24.65	$24.97
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.54	.51	.53	.67	.69
Net gain (loss) on investments (realized and unrealized)	(.30)	.01	(.09)	.20	.08	(.16)
Total from investment operations	(.09)	.55	.42	.73	.75	.53
Less distributions from:
Net investment income	(.23)	(.57)	(.57)	(.58)	(.69)	(.84)
Net realized gains	—	— [c]	(.01)	— [c]	—	(.01)
Total distributions	(.23)	(.57)	(.58)	(.58)	(.69)	(.85)
Net asset value, end of period	$24.36	$24.68	$24.70	$24.86	$24.71	$24.65

Total Return[d]	(0.38%)	2.27%	1.69%	2.95%	3.16%	2.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$449,937	$570,353	$627,570	$509,410	$215,856	$117,628
Ratios to average net assets:
Net investment income (loss)	1.74%	2.18%	2.07%	2.14%	2.73%	2.79%
Total expenses[e]	0.85%	0.83%	0.81%	0.86%	0.93%	0.99%
Net expenses[f,g,h]	0.75%	0.75%	0.75%	0.81%	0.84%	0.87%
Portfolio turnover rate	27%	72%	45%	55%	39%	26%

C-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$24.66	$24.68	$24.84	$24.70	$24.63	$24.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.35	.33	.35	.48	.49
Net gain (loss) on investments (realized and unrealized)	(.29)	.02	(.10)	.18	.10	(.16)
Total from investment operations	(.17)	.37	.23	.53	.58	.33
Less distributions from:
Net investment income	(.14)	(.39)	(.38)	(.39)	(.51)	(.65)
Net realized gains	—	— [c]	(.01)	— [c]	—	(.01)
Total distributions	(.14)	(.39)	(.39)	(.39)	(.51)	(.66)
Net asset value, end of period	$24.35	$24.66	$24.68	$24.84	$24.70	$24.63

Total Return[d]	(0.71%)	1.51%	0.94%	2.18%	2.39%	1.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$81,546	$85,100	$70,981	$50,743	$26,802	$10,323
Ratios to average net assets:
Net investment income (loss)	0.99%	1.42%	1.34%	1.41%	1.98%	1.96%
Total expenses[e]	1.62%	1.60%	1.59%	1.65%	1.73%	1.76%
Net expenses[f,g,h]	1.50%	1.50%	1.51%	1.56%	1.58%	1.62%
Portfolio turnover rate	27%	72%	45%	55%	39%	26%

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[i]
Per Share Data
Net asset value, beginning of period	$24.68	$24.70	$24.86	$24.72	$24.65	$24.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.54	.52	.47	.68	.25
Net gain (loss) on investments (realized and unrealized)	(.30)	.01	(.10)	.24	.08	(.17)
Total from investment operations	(.09)	.55	.42	.71	.76	.08
Less distributions from:
Net investment income	(.23)	(.57)	(.57)	(.57)	(.69)	(.29)
Net realized gains	—	— [c]	(.01)	— [c]	—	—
Total distributions	(.23)	(.57)	(.58)	(.57)	(.69)	(.29)
Net asset value, end of period	$24.36	$24.68	$24.70	$24.86	$24.72	$24.65

Total Return	(0.38%)	2.27%	1.69%	2.93%	3.17%	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,864	$108,691	$189,965	$92,503	$1,646	$2,736
Ratios to average net assets:
Net investment income (loss)	1.74%	2.18%	2.12%	1.89%	2.76%	2.39%
Total expenses[e]	0.95%	0.88%	0.87%	0.92%	0.94%	0.94%
Net expenses[f,g,h]	0.75%	0.75%	0.75%	0.81%	0.84%	0.88%
Portfolio turnover rate	27%	72%	45%	55%	39%	26%

Institutional Class	Period Ended March 31, 2020[a]	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$24.67	$24.69	$24.85	$24.71	$24.64	$24.96
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.60	.58	.59	.73	.78
Net gain (loss) on investments (realized and unrealized)	(.29)	.01	(.11)	.19	.09	(.19)
Total from investment operations	(.05)	.61	.47	.78	.82	.59
Less distributions from:
Net investment income	(.26)	(.63)	(.62)	(.64)	(.75)	(.90)
Net realized gains	—	— [c]	(.01)	— [c]	—	(.01)
Total distributions	(.26)	(.63)	(.63)	(.64)	(.75)	(.91)
Net asset value, end of period	$24.36	$24.67	$24.69	$24.85	$24.71	$24.64

Total Return	(0.21%)	2.52%	1.95%	3.21%	3.43%	2.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,064,107	$2,421,315	$2,629,316	$1,637,509	$476,591	$176,322
Ratios to average net assets:
Net investment income (loss)	1.99%	2.43%	2.35%	2.36%	2.97%	3.14%
Total expenses[e]	0.61%	0.57%	0.56%	0.61%	0.67%	0.73%
Net expenses[f,g,h]	0.50%	0.50%	0.50%	0.56%	0.58%	0.62%
Portfolio turnover rate	27%	72%	45%	55%	39%	26%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Period Ended March 31, 2020[a]	Period Ended September 30, 2019[j]
Per Share Data
Net asset value, beginning of period	$24.66	$24.58
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.31
Net gain (loss) on investments (realized and unrealized)	(.31)	.14
Total from investment operations	(.06)	.45
Less distributions from:
Net investment income	(.26)	(.37)
Total distributions	(.26)	(.37)
Net asset value, end of period	$24.34	$24.66

Total Return	(0.25%)	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,409	$314,764
Ratios to average net assets:
Net investment income (loss)	1.99%	2.24%
Total expenses[e]	0.52%	0.51%
Net expenses[f,g,h]	0.50%	0.50%
Portfolio turnover rate	27%	72%

[a]	Unaudited figures for the period ended March 31, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	03/31/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%*	0.00%*	—	—
C-Class	0.00%*	—	—	0.00%*
P-Class	0.00%*	0.00%*	—	0.00%*
Institutional Class	0.00%*	0.00%*	—	—
R6-Class	0.00%*	0.00%*	—	—

*	Less than 0.01%.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	03/31/20	09/30/19	09/30/18	09/30/17	09/30/16	9/30/15
A-Class	0.75%	0.75%	0.75%	0.79%	0.80%	0.80%
C-Class	1.50%	1.50%	1.50%	1.54%	1.55%	1.55%
P-Class	0.75%	0.75%	0.75%	0.79%	0.80%	0.80%
Institutional Class	0.50%	0.50%	0.50%	0.54%	0.55%	0.55%
R6-Class	0.50%	0.50%	N/A	N/A	N/A	N/A

[i]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[j]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At March 31, 2020, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At March 31, 2020, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investments Management, LLC (“GPIM”), LLC which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statement of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2020.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(g) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Forward Foreign Currency Exchange Contracts

The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(k) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(m) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended March 31, 2020, are disclosed in the Statement of Operations.

(n) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.08% at March 31, 2020.

(o) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to listed or other type of index.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Options Purchased

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge	$—	$1,183,000,000

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income	$15,598,195	$37,945,739

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$843,697,833	$48,140,333

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will received a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold		Protection Purchased
Hedge, Index Exposure	$—	*	$556,330,000

*

Credit default swap agreements were outstanding for 13 days during the period ended March 31, 2020. The daily average outstanding notional amount of credit default swap agreements during the period was $13,961,030.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$138,952,823	$624,022,760

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2020:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate/Credit contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on credit default swap agreements
	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
Variation margin on interest rate swap agreements
Variation margin on credit default swap agreements
Interest rate contracts	Investments in unaffiliated issuers, at value
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2020:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
$13,507,236	$409,298	$2,291,870	$44,222,250	$60,430,654

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total Value at March 31, 2020
$—	$121,968	$—	$15,154,374	$15,276,342

*

Includes cumulative appreciation (depreciation) of OTC and centrally cleared derivatives as reported on the Schedule of Investments. For exchange-traded and centrally cleared derivatives, variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate contracts/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest Rate	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on options purchased
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2020:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$859,141	$8,218,252	$9,778,190	$—	2,565,708	$21,421,291

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Purchased Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$—	$13,937,319	$9,343,004	$474,261	18,081,581	$41,836,165

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Total return swap agreements	$687,056	$—	$687,056	$—	$(678,447)	$8,609
Forward foreign currency exchange contracts	44,222,250	—	44,222,250	(12,944,777)	(29,905,861)	1,371,612
Options purchased	2,291,870	—	2,291,870	—	—	2,291,870

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Total return swap agreements	$121,968	$—	$121,968	$—	$—	$121,968
Forward foreign currency exchange contracts	15,154,374	—	15,154,374	(12,944,777)	—	2,209,597

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and repurchase agreements as of March 31, 2020.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$1,470,000
BNP Paribas	Repurchase agreements	—	486,000
BofA Securities, Inc.	Credit default swap agreements	1,110,667	—
BofA Securities, Inc.	Interest rate swap agreements	385,256	—
Citibank, N.A.	Forward foreign currency exchange contracts	—	17,331,566
Deutsche Bank	Forward foreign currency exchange contracts, Total return swap agreements	—	280,000
Goldman Sachs Group	Forward foreign currency exchange contracts	—	8,380,000
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	—	5,540,000
Societe Generale	Repurchase agreements	—	22,895,000
		$1,495,923	$56,382,566

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39%, of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Limited Duration Fund - A-Class	0.75%	12/01/13	02/01/21
Limited Duration Fund - C-Class	1.50%	12/01/13	02/01/21
Limited Duration Fund - P-Class	0.75%	05/01/15	02/01/21
Limited Duration Fund - Institutional Class	0.50%	12/01/13	02/01/21
Limited Duration Fund - R6-Class	0.50%	03/13/19	02/01/21

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At March 31, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2020	2021	2022	2023	Fund Total
A-Class	$88,064	$282,834	$451,627	$244,110	$1,066,635
C-Class	15,847	47,300	78,366	44,888	186,401
P-Class	38,750	163,906	194,676	92,647	489,979
Institutional Class	373,644	896,378	1,856,165	1,141,255	4,267,442
R6-Class	—	—	9,814	19,442	29,256

For the period ended March 31, 2020, GI recouped $4,971 from the Fund.

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended March 31, 2020, the Fund waived $13,978 related to investments in affiliated funds.

For the period ended March 31, 2020, GFD retained sales charges of $87,029 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At March 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$2,876,449,239	$78,982,446	$(106,578,812)	$(27,596,366)

Note 7 – Securities Transactions

For the period ended March 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$425,571,894	$946,017,882

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For the period ended March 31, 2020, the cost of purchases and proceeds from the sales of government securities were as follows:

Purchases	Sales
$251,574,556	$450,311,747

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended March 31, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Loss
$—	$248,444	$(12,038)

Note 8 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Copper River CLO Ltd.
2007-1A, due 1/20/21[1]	05/09/14	$98,116	$51,137

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Statement of Operations under “Line of credit fees” or included within “Miscellaneous”. The Fund did not have any borrowings under this agreement as of and for the period ended March 31, 2020.

Note 10 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which were applied through a modified retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment to reduce amortized cost and increase unrealized appreciaiton of investments for the Fund in the amount of $363,948.

The adoption had no impact on total distributable earnings (loss), net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 11 –- COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr. (1946)	Trustee and Chair of the Valuation Oversight Committee	Since 1994	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chair of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Vice Chair of the Contracts Review Committee	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the board of trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2.	Code of Ethics.

Not required at this time.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Not required at this time.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms..

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	June 9, 2020

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	June 9, 2020

*	Print the name and title of each signing officer under his or her signature.